                                 Annual



                                                    December 31, 2001



                                                    Report




FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST









[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS

             Letter to Contract Owners......................     2
             A Word About Risk..............................     5
             Important Notes to Performance Information.....     6
             Fund Summaries
              Franklin Aggressive Growth Securities Fund....  FA-1
              Franklin Global Communications Securities Fund FGC-1
              Franklin Global Health Care Securities Fund... FGH-1
              Franklin Growth and Income Securities Fund.... FGI-1
              Franklin High Income Fund.....................  FH-1
              Franklin Income Securities Fund...............  FI-1
              Franklin Large Cap Growth Securities Fund.....  FL-1
              Franklin Money Market Fund....................  FM-1
              Franklin Natural Resources Securities Fund....  FN-1
              Franklin Real Estate Fund..................... FRE-1
              Franklin Rising Dividends Securities Fund..... FRD-1
              Franklin S&P 500 Index Fund................... FSP-1
              Franklin Small Cap Fund.......................  FS-1
              Franklin Strategic Income Securities Fund..... FSI-1
              Franklin Technology Securities Fund...........  FT-1
              Franklin U.S. Government Fund................. FUS-1
              Franklin Value Securities Fund................  FV-1
                Prospectus Supplement.......................  FV-5
              Franklin Zero Coupon Funds....................  FZ-1
              Mutual Discovery Securities Fund..............  MD-1
              Mutual Shares Securities Fund.................  MS-1
                Prospectus Supplement.......................  MS-6
              Templeton Asset Strategy Fund.................  TA-1
              Templeton Developing Markets Securities Fund..  TD-1
              Templeton Global Income Securities Fund....... TGI-1
              Templeton Growth Securities Fund..............  TG-1
                Prospectus Supplement.......................  TG-5
              Templeton International Securities Fund.......  TI-1
              Templeton International Smaller Companies Fund TIS-1
             Report of Special Meeting of Shareholders......   R-1
             Index Descriptions.............................   I-1
             Trustees and Officers..........................  TO-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


MASTER CLASS 1 A01 02/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1/ Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                     FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

--------------------------------------------------------------------------------

The 12-month period ended December 31, 2001, was difficult for equity investors. Most major market indexes declined during the year in the face of economic uncertainty and political unrest. Worldwide economic growth decelerated, in large part due to the overcapacity built by excessive corporate spending in the late 1990s, especially in the areas of technology and telecommunications. Due in part to this overcapacity, manufacturing utilization rates and employment levels dropped during the Fund's fiscal year, impacting many segments of the economy. The Federal Reserve Board (the Fed) took action throughout the year to re-accelerate the economy, reducing the federal funds target rate 11 times from 6.50% on December 31, 2000, to 1.75% at period-end. The increased liquidity generated by the cuts had little impact on the economy during the first three quarters, and the September 11 terrorist attacks only further stalled corporate and consumer spending. The economy stabilized somewhat in the fourth quarter of the year, as housing starts were strong, jobless claims growth decelerated, and retail sales were better than expected.

Given the difficult economic backdrop, equity markets were extremely volatile over the past 12 months. Several short-lived, but dramatic, market rallies could not overcome stock prices' downward bias during the year. Franklin Aggressive Growth Securities Fund performed poorly on both absolute and relative bases over the past year, underperforming the -19.63% decline of its benchmark, the Russell 3000 Growth Index. Overall, value stocks decidedly outperformed growth during the period, as evidenced by the slight 4.33% decline in the Russell 3000 Value Index./1 Defensive sectors, such as tobacco, lenders, insurance, pharmaceuticals and health care services performed well during the period, while technology and telecommunications were particularly weak and energy stocks turned in a mixed performance. /

During the 12-month period, we continued to follow our disciplined strategy of identifying and investing in what we considered the best-positioned growth companies in a variety of industries. The technology

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Portfolio Breakdown
Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
12/31/01

Electronic Technology 23.1%

Technology Services 14.4%

Health Technology 13.2%

Retail Trade 9.0%

Consumer Services 8.8%

Commercial Services 5.6%

Transportation 3.8%

Finance 3.3%

Health Services 2.8%

Distribution Services 1.9%

Communications 1.5%

Industrial Services 1.5%

Producer Manufacturing 0.9%

Short-Term Investments & Other Net Assets 10.2% sector is still an area of growth, in our opinion, and during the year we found attractive investment opportunities in semiconductors, semiconductor capital equipment and data services. At the same time, we reduced our exposure to computer hardware and computer software, given what we assessed as very low visibility and excessive valuations.

The Fund's exposure to technology stocks during the year negatively impacted Fund performance. Our investment style favors companies with superior long-term growth rates. While we think many technology companies still have tremendous long-term potential, growth rates declined dramatically in the short term, and this weighed heavily on many companies' share prices. We were overly optimistic about the timing of an economic recovery, and we certainly regret not being more heavily invested in more defensive sectors during the period. However, our optimism did pay off late in the year, as investors seemed to become more enthusiastic about the prospects for economic strength in 2002.

Outside of technology, we remained optimistic about health care, consumer services and transportation. We increased our exposure to retail stocks late in the year, as we felt investors became overly pessimistic about the Christmas selling season and the health of consumer spending. These investments have performed well so far, and we expect select retail stocks to continue to be solid investments into 2002.

Looking forward, we are hopeful that a recovery is under way, and will continue to look for further signs of economic stability and strength. Thus, we have worked to position the Fund to benefit from economic growth. We expect volatility to continue during the recovery, especially in light of the ongoing conflict in Afghanistan, and we will continue seeking to take advantage of any volatility to buy stocks of what we consider well-positioned growth companies at attractive valuations./ /

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




 Top 10 Holdings
 Franklin Aggressive Growth Securities Fund
 12/31/01

                        Company               % of Total
                        Sector/Industry       Net Assets
                        --------------------------------

                        Concord EFS Inc.         3.1%
                        Commercial Services

                        Abercrombie &
                        Fitch Co., A             2.9%
                        Retail Trade

                        Caremark RX Inc.         2.8%
                        Health Services

                        Exult Inc.               2.5%
                        Commercial Services

                        Tektronix Inc.           2.5%
                        Electronic Technology

                        Cost Plus Inc.           2.4%
                        Retail Trade

                        Entravision
                        Communications Corp.     2.4%
                        Consumer Services

                        Forward Air Corp.        2.3%...
                        Transportation

                        Affiliated Computer
                        Services Inc., A         2.3%
                        Technology Services

                        Abgenix Inc.             2.1%
                        Health Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense limitations increased the Fund's total returns.

 Franklin Aggressive Growth Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -22.67%  -41.31%
                 Average Annual Total Return -22.67%  -27.34%
                 Value of $10,000 Investment  $7,733   $5,869

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1, the Standard & Poor's 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (1)
The following line graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1 with that of the S&P 500* and Russell 3000 Growth Index*, based on a $10,000 investment from 5/1/00 to 12/31/01.



                                Franklin
                              Aggressive                      Russell
                                  Growth                         3000
                       Securities Fund -       S&P 500         Growth
                                 Class I         Index          Index
---------------------------------------------------------------------
        05/01/2000               $10,000       $10,000        $10,000
        05/31/2000                $9,350        $9,795         $9,471
        06/30/2000               $11,210       $10,037        $10,222
        07/31/2000               $11,240        $9,880         $9,764
        08/31/2000               $12,400       $10,494        $10,658
        09/30/2000               $11,910        $9,940         $9,681
        10/31/2000               $10,511        $9,898         $9,200
        11/30/2000                $7,560        $9,118         $7,823
        12/31/2000                $7,591        $9,163         $7,622
        01/31/2001                $8,551        $9,488         $8,155
        02/28/2001                $6,481        $8,624         $6,789
        03/31/2001                $5,621        $8,078         $6,059
        04/30/2001                $6,351        $8,705         $6,824
        05/31/2001                $6,311        $8,763         $6,742
        06/30/2001                $6,270        $8,550         $6,612
        07/31/2001                $5,940        $8,466         $6,419
        08/31/2001                $5,399        $7,937         $5,902
        09/30/2001                $4,387        $7,297         $5,289
        10/31/2001                $4,908        $7,436         $5,581
        11/30/2001                $5,649        $8,006         $6,112
        12/31/2001                $5,869        $8,077         $6,126

Total Return                     -41.31%       -19.23%        -38.74%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Aggressive Growth Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           FA-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights

                                                           Class 1
                                                    -----------------
                                                         Year ended
                                                        December 31,
                                                    -----------------
                                                     2001     2000/c/
                                                    -----------------
      Per share operating performance
      (for a share outstanding throughout the year)
      Net asset value, beginning of year........... $  7.59   $ 10.00
                                                    -----------------
      Income from investment operations:
        Net investment income (loss)/a/............    (.02)      .02
        Net realized and unrealized losses.........   (1.69)    (2.43)
                                                    -----------------
      Total from investment operations.............   (1.71)    (2.41)
                                                    -----------------
      Less distributions from net investment income    (.01)       --
                                                    -----------------
      Net asset value, end of year................. $  5.87   $  7.59
                                                    -----------------

      Total return/b/..............................  (22.67)%  (24.10)%

      Ratios/supplemental data
      Net assets, end of year (000's).............. $ 8,294   $13,021
      Ratios to average net assets:
        Expenses...................................     .85%      .90%/d/
        Net investment income (loss)...............    (.38)%     .35%/d/
      Portfolio turnover rate......................  182.27%    86.65%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 1, 2000 (effective date) to December 31, 2000.
/d/Annualized

FA-4
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                         ------------
                                                         Period Ended
                                                         December 31,
                                                           2001/c/
                                                         ------------
         Per share operating performance
         (for a share outstanding throughout the period)
         Net asset value, beginning of period...........   $  7.48
                                                           -------
         Income from investment operations:
           Net investment loss/a/.......................      (.04)
           Net realized and unrealized losses...........     (1.57)
                                                           -------
         Total from investment operations...............     (1.61)
                                                           -------
         Less distributions from net investment income..      (.01)
                                                           -------
         Net asset value, end of period.................   $  5.86
                                                           -------

         Total return/b/................................    (22.81)%

         Ratios/supplemental data
         Net assets, end of period (000's)..............   $     2
         Ratios to average net assets:
           Expenses.....................................      1.10%/d/
           Net investment loss..........................      (.75)%/d/
         Portfolio turnover rate........................    182.27%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period February 12, 2001 (effective date) to December 31, 2001. /d/Annualized

                                                                           FA-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001

                                                    SHARES   VALUE
           ----------------------------------------------------------
           Common Stocks 89.8%
           /a/Commercial Services 5.6%
           Concord EFS Inc.........................  7,900 $  258,962
           Exult Inc............................... 13,000    208,650
                                                           ----------
                                                              467,612
                                                           ----------
           /a/Communications 1.5%
           Nextel Communications Inc., A........... 11,500    126,040
                                                           ----------
           /a/Consumer Services 8.8%
           AOL Time Warner Inc.....................  3,500    112,350
           CEC Entertainment Inc...................  3,300    143,187
           Entravision Communications Corp......... 16,500    197,175
           MGM Mirage Inc..........................  5,100    147,237
           Univision Communications Inc., A........  3,300    133,518
                                                           ----------
                                                              733,467
                                                           ----------
           /a/Distribution Services 1.9%
           Andrx Group.............................  2,200    154,902
                                                           ----------
           /a/Electronic Technology 23.1%
           Advanced Fibre Communications Inc.......  4,200     74,214
           Agere Systems Inc., A................... 13,300     75,677
           Avocent Corp............................  3,300     80,025
           Cirrus Logic Inc........................ 11,000    145,420
           DRS Technologies Inc....................  1,300     46,345
           Intersil Corp...........................  3,600    116,100
           Jabil Circuit Inc.......................  3,300     74,976
           KLA-Tencor Corp.........................  2,100    104,076
           L-3 Communications Holdings Inc.........  1,200    108,000
           Lam Research Corp.......................  5,000    116,100
           Lexmark International Inc...............  2,400    141,600
           Logicvision Inc.........................  6,900     87,975
           Netscreen Technologies Inc..............    100      2,213
           Polycom Inc.............................  2,600     89,440
           QUALCOMM Inc............................  2,900    146,450
           Rudolph Technologies Inc................  3,900    133,848
           Semtech Corp............................  2,600     92,794
           Tektronix Inc...........................  8,000    206,240
           Xicor Inc...............................  6,400     71,040
                                                           ----------
                                                            1,912,533
                                                           ----------
           Finance 3.3%
           /a/Investment Technology Group Inc......  4,050    158,234
           Investors Financial Services Corp.......  1,700    112,557
                                                           ----------
                                                              270,791
                                                           ----------
           /a/Health Services 2.8%
           Caremark RX Inc......................... 14,000    228,340
                                                           ----------
           Health Technology 13.2%
           /a/Abgenix Inc..........................  5,300    178,292
           /a/Celgene Corp.........................  3,500    111,720
           /a/COR Therapeutics Inc.................  5,100    122,043
           Galen Holdings PLC, ADR (United Kingdom)  3,000    123,600
           /a/MedImmune Inc........................  3,500    162,225

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                              SHARES    VALUE
-------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Health Technology (cont.)
Pfizer Inc...................................................................   3,500 $  139,475
Pharmacia Corp...............................................................   3,300    140,745
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom).....................   3,300    120,780
                                                                                      ----------
                                                                                       1,098,880
                                                                                      ----------
/a/Industrial Services 1.5%
Weatherford International Inc................................................   3,300    122,958
                                                                                      ----------
/a/Producer Manufacturing .9%
02Micro International Ltd. (Cayman Islands)..................................   3,100     74,555
                                                                                      ----------
/a/Retail Trade 9.0%
Abercrombie & Fitch Co., A...................................................   9,000    238,770
Chico's FAS, Inc.............................................................   3,400    134,980
Cost Plus Inc................................................................   7,600    201,400
Williams-Sonoma Inc..........................................................   4,000    171,600
                                                                                      ----------
                                                                                         746,750
                                                                                      ----------
Technology Services 14.4%
/a/Affiliated Computer Services Inc., A......................................   1,800    191,034
/a/Amdocs Ltd................................................................   5,200    176,644
/a/Cadence Design Systems Inc................................................   6,100    133,712
/a/Inforte Corp..............................................................   9,800    136,906
/a/Nassda Corp...............................................................     600     13,494
Paychex Inc..................................................................   4,700    163,795
/a/PeopleSoft Inc............................................................   2,300     92,460
/a/Precise Software Solutions Ltd. (Israel)..................................   6,500    134,290
/a/Predictive Systems Inc....................................................  16,400     32,144
/a/Sapient Corp..............................................................  10,800     83,376
/a/Tier Technologies Inc., B.................................................   1,700     36,652
                                                                                      ----------
                                                                                       1,194,507
                                                                                      ----------
Transportation 3.8%
Expeditors International of Washington Inc...................................   2,200    125,290
/a/Forward Air Corp..........................................................   5,700    193,344
                                                                                      ----------
                                                                                         318,634
                                                                                      ----------
Total Common Stocks (Cost $6,693,416)........................................          7,449,969
                                                                                      ----------
/a,b/Preferred Stocks
Technology Services
Micro Photonix Integration Corp., pfd., C (Cost $5,962)......................     944      1,888
                                                                                      ----------
Total Long Term Investments (Cost $6,699,378)................................          7,451,857
                                                                                      ----------
/c/Short Term Investments 10.4%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $863,002) 863,002    863,002
                                                                                      ----------
Total Investments (Cost $7,562,380) 100.2%...................................          8,314,859
Other Assets, less Liabilities (.2)%.........................................            (18,452)
                                                                                      ----------
Net Assets 100.0%............................................................         $8,296,407
                                                                                      ----------

/aNon-income producing /
/bSee Note 6 regarding restricted securities. /
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                                                           FA-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $ 7,562,380
                                                          -----------
              Value......................................   8,314,859
            Receivables:
              Investment securities sold.................     120,950
                                                          -----------
               Total assets..............................   8,435,809
                                                          -----------
          Liabilities:
            Payables:
              Investment securities purchased............     120,122
              Capital shares redeemed....................         910
              Affiliates.................................       4,715
              Professional fees..........................      12,818
            Other liabilities............................         837
                                                          -----------
               Total liabilities.........................     139,402
                                                          -----------
                 Net assets, at value.................... $ 8,296,407
                                                          -----------
          Net assets consist of:
            Net unrealized appreciation.................. $   752,479
            Accumulated net realized loss................  (7,955,722)
            Capital shares...............................  15,499,650
                                                          -----------
                 Net assets, at value.................... $ 8,296,407
                                                          -----------
          Class 1:
            Net assets, at value......................... $ 8,293,819
                                                          -----------
            Shares outstanding...........................   1,414,103
                                                          -----------
            Net asset value and offering price per share.       $5.87
                                                          -----------
          Class 2:
            Net assets, at value......................... $     2,588
                                                          -----------
            Shares outstanding...........................         442
                                                          -----------
            Net asset value and offering price per share.       $5.86
                                                          -----------

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

      Investment income:
        Dividends............................................ $    44,708
        Interest.............................................       1,123
                                                              -----------
          Total investment Income............................      45,831
                                                              -----------
      Expenses:
        Management fees (Note 3).............................      45,387
        Administrative fees (Note 3).........................      19,435
        Distribution fees - Class 2 (Note 3).................           3
        Transfer agent fees..................................         608
        Custodian fees.......................................          85
        Reports to shareholders..............................       1,406
        Professional fees....................................      15,531
        Trustees' fees and expenses..........................         104
        Other................................................          90
                                                              -----------
          Total expenses.....................................      82,649
                                                              -----------
           Net investment loss...............................     (36,818)
                                                              -----------
        Realized and unrealized gains (losses):
          Net realized loss from investments.................  (5,674,601)
          Net unrealized appreciation on investments.........   3,431,979
                                                              -----------
        Net realized and unrealized loss.....................  (2,242,622)
                                                              -----------
        Net decrease in net assets resulting from operations. $(2,279,440)
                                                              -----------

                                                                           FA-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the year ended December 31, 2001 and the period ended December 31, 2000

                                                                    2001        2000/a/
                                                                 -----------  -----------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss)................................ $   (36,818) $    17,512
    Net realized loss from investments..........................  (5,674,601)  (2,281,509)
    Net unrealized appreciation (depreciation) on investments...   3,431,979   (2,679,500)
                                                                 -----------  -----------
     Net decrease in net assets resulting from operations.......  (2,279,440)  (4,943,497)
  Distributions to shareholders from:
    Net investment income:
     Class 1....................................................     (17,313)          --
     Class 2....................................................          (2)          --
                                                                 -----------  -----------
  Total distributions to shareholders...........................     (17,315)          --
    Capital share transactions: (Note 2)
     Class 1....................................................  (2,430,035)  17,964,107
     Class 2....................................................       2,587           --
                                                                 -----------  -----------
  Total capital share transactions..............................  (2,427,448)  17,964,107
     Net increase (decrease) in net assets......................  (4,724,203)  13,020,610
Net assets
  Beginning of year.............................................  13,020,610           --
                                                                 -----------  -----------
  End of year................................................... $ 8,296,407  $13,020,610
                                                                 -----------  -----------
Undistributed net investment income included in net assets:
  End of year................................................... $        --  $    17,124
                                                                 -----------  -----------


/a/For the period May 1, 2000 (effective date) to December 31, 2000.

FA-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). The Franklin Aggressive Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 81% of the total Trust shares were sold through one insurance company. The Fund investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                     Year Ended              Period Ended
                                  December 31, 2001      December 31, 2000/b/
                              ------------------------------------------------
Class 1 Shares:                 Shares       Amount      Shares      Amount
                              ------------------------------------------------
Shares sold..................  1,463,471  $  8,614,379  1,991,316  $20,556,904
Shares issued on reinvestment      2,866        17,312         --           --
Shares redeemed.............. (1,766,643)  (11,061,726)  (276,907)  (2,592,797)
                              ------------------------------------------------
Net increase (decrease)......   (300,306) $ (2,430,035) 1,714,409  $17,964,107
                              ------------------------------------------------
Class 2 Shares:/a/
Shares Sold..................        442  $      2,587
                              ------------------------
Net increase.................        442  $      2,587
                              ------------------------

/a/For the period February 12, 2001 (effective date) to December 31, 2001. /b/For the period May 1, 2000 (effective date) to December 31, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .50%         First $500 million
            .40%         Over $500 million, up to and including $1 billion
            .35%         Over $1 billion, up to and including $1.5 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $7,609,523, which may be carried over to offset future capital gains. Such losses expire as follows.

                Capital loss carryovers expiring in:
                 2008............................... $  596,259
                 2009...............................  7,013,264
                                                     ----------
                                                     $7,609,523
                                                     ----------

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At December 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $7,908,579 was as follows:

                    Unrealized appreciation.... $1,349,022
                    Unrealized depreciation....   (942,742)
                                                ----------
                    Net unrealized appreciation $  406,280
                                                ----------

For the Franklin Aggressive Growth Securities Fund, the tax characters of distributions paid during the year ended December 31, 2001, were the same for financial statement and tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $16,360,360 and $18,401,642, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted security held at December 31, 2001 was as follows:

                                                                      Acquisition
Shares Issuer                                                            Date      Cost  Value
-----------------------------------------------------------------------------------------------
 944   Micro Photonix Integration Corp., pfd., C (.02% of net assets)   6/23/00   $5,962 $1,888
                                                                                         ------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Aggressive Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period May 1, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 38.52% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in the development, manufacture or sale of communications services and communications equipment in any nation, including the U.S. and emerging markets.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was difficult for global equity markets as slowing profit growth and extended valuations took their toll on stock prices. The communications sector was not immune to these forces. Many companies within this sector saw their stocks decline over the past 12 months, and the Nasdaq Telecommunications Index fell 57.42% for the year under review./1 Franklin Global Communi- / cations Securities Fund outperformed the index during the period, largely due to its relatively conservative portfolio positioning.

At the end of the period, the U.S. continued to represent the Fund's highest country weighting, due to companies that in our view have a combination of attractive valuations and management teams focused on shareholder value. The U.S. dollar's relative strength during the period also was a factor as it made foreign investments appear less attractive. Europe was the second-largest geographic weighting, although several of our larger positions there, such as Vodafone and Telefonica, are truly global companies. Our Asian investments were confined to China, Japan and South Korea, and the Fund's exposure to Latin America remained minimal.

As the telecommunications industry works to rationalize assets and product offerings, we believe incumbent providers continue to be well-positioned to benefit from this trend. The Fund has large positions in SBC Communications and BellSouth, as we believe they are fundamentally strong companies with some of the best assets in the industry. We think their most important assets are the direct connections to their customers for which they receive steady cash flows that can be rein-vested into new business opportunities. In our opinion, the resources necessary to recreate the local networks of such companies would be prohibitively expensive and serve to keep intense competition at bay. These two companies' management teams have proven themselves to be

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Franklin Global Communications
Securities Fund
Based on Total Net Assets
12/31/01

Americas 71.6%
Europe 9.7%
Asia 6.4%
Short-Term Investments & Other Net Assets 12.3%

                                                                          FGC-1
strong operators focused on creating shareholder value, in our opinion. During the reporting period, their stocks were trading toward the lower end of their historical valuation ranges, and we believe they offer strong potential for the year ahead.

During the period, we continued attempting to provide broad exposure to the communications sector and purchase what we believe are quality companies at reasonable valuations, and we initiated a position in Entravision Communications. The Fund's exposure to the publishing industry was limited over the reporting period, but we monitored this area closely. We considered this industry's valuations to be relatively high as investors seemed to extrapolate the strong advertising market over the past several years into the future. Many publishing companies were developing new methods of delivering their content that may allow them to tap new markets in the years to come.

Looking forward, we are optimistic regarding the coming year, and we remain committed to our philosophy of seeking outstanding investment opportunities through fundamental research. The past year was a very difficult period for global equity markets, which, in our opinion, should be viewed positively by long-term investors as most stocks are now trading at much lower prices. We believe investing in the communi-cations sector will reward investors who hold a long-term view.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.


                      Top 10 Holdings
                      Franklin Global Communications
                      Securities Fund
                      12/31/01
                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      -----------------------------------

                      SBC Communications Inc.      4.9%
                      Major
                      Telecommunications, U.S.

                      BellSouth Corp.              4.9%
                      Major
                      Telecommunications, U.S.

                      Vodafone Group PLC, ADR      4.7%
                      Wireless Communications,
                      U.K.

                      Sprint Corp. (FON Group)     4.4%
                      Major
                      Telecommunications, U.S.

                      Western Wireless Corp., A    3.5%
                      Wireless Communications,
                      U.S.

                      CenturyTel Inc.              3.1%
                      Specialty
                      Telecommunications, U.S.

                      Alltel Corp.                 3.0%
                      Major
                      Telecommunications, U.S.

                      Tektronix Inc.               2.9%
                      Electronic Equipment/
                      Instruments, U.S.

                      AT&T Corp.                   2.9%
                      Major
                      Telecommunications, U.S.

                      AT&T Wireless                2.9%
                      Services Inc.
                      Wireless Communications,
                      U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FGC-2

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

   Franklin Global Communications Securities Fund - Class 1
   Periods ended 12/31/01
                                                                      Since
                                                                    Inception
                                       1-Year      5-Year   10-Year (1/24/89)
   --------------------------------------------------------------------------
   Cumulative Total Return          -29.24%      -6.64%     +40.65% +114.86%
   Average Annual Total Return      -29.24%      -1.36%      +3.47%   +6.09%
   Value of $10,000 Investment       $7,076      $9,336     $14,065  $21,486

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (3)
This graph compares the performance of Franklin Global Communications Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 1/1/92-12/31/01.


                              Franklin Global
                         Communications Securities                   S&P
              825             Fund - Class I                         500
--------------------------------------------------------------------------
       01/01/1992                 $10,000                          $10,000
       01/31/1992                  $9,661                           $9,814
       02/29/1992                  $9,641                           $9,941
       03/31/1992                  $9,580                           $9,748
       04/30/1992                  $9,865                          $10,033
       05/31/1992                 $10,055                          $10,083
       06/30/1992                 $10,176                           $9,932
       07/31/1992                 $10,723                          $10,338
       08/31/1992                 $10,681                          $10,127
       09/30/1992                 $10,729                          $10,246
       10/31/1992                 $10,659                          $10,281
       11/30/1992                 $10,673                          $10,631
       12/31/1992                 $10,957                          $10,761
       01/31/1993                 $11,130                          $10,852
       02/28/1993                 $11,733                          $10,999
       03/31/1993                 $11,837                          $11,231
       04/30/1993                 $11,844                          $10,960
       05/31/1993                 $11,796                          $11,252
       06/30/1993                 $12,083                          $11,285
       07/31/1993                 $12,324                          $11,240
       08/31/1993                 $12,663                          $11,666
       09/30/1993                 $12,599                          $11,576
       10/31/1993                 $12,521                          $11,815
       11/30/1993                 $11,928                          $11,703
       12/31/1993                 $12,111                          $11,845
       01/31/1994                 $11,864                          $12,248
       02/28/1994                 $11,264                          $11,916
       03/31/1994                 $10,869                          $11,397
       04/30/1994                 $11,123                          $11,543
       05/31/1994                 $10,543                          $11,731
       06/30/1994                 $10,138                          $11,444
       07/31/1994                 $10,658                          $11,819
       08/31/1994                 $10,762                          $12,303
       09/30/1994                 $10,495                          $12,002
       10/31/1994                 $10,698                          $12,271
       11/30/1994                 $10,758                          $11,825
       12/31/1994                 $10,714                          $12,000
       01/31/1995                 $11,338                          $12,310
       02/28/1995                 $11,382                          $12,789
       03/31/1995                 $11,218                          $13,167
       04/30/1995                 $11,456                          $13,554
       05/31/1995                 $12,087                          $14,095
       06/30/1995                 $12,075                          $14,422
       07/31/1995                 $12,100                          $14,899
       08/31/1995                 $12,217                          $14,936
       09/30/1995                 $12,908                          $15,566
       10/31/1995                 $13,199                          $15,510
       11/30/1995                 $13,419                          $16,190
       12/31/1995                 $14,071                          $16,502
       01/31/1996                 $14,323                          $17,063
       02/29/1996                 $14,064                          $17,222
       03/31/1996                 $14,056                          $17,387
       04/30/1996                 $13,765                          $17,643
       05/31/1996                 $14,072                          $18,096
       06/30/1996                 $14,694                          $18,165
       07/31/1996                 $13,922                          $17,362
       08/31/1996                 $14,220                          $17,729
       09/30/1996                 $14,303                          $18,725
       10/31/1996                 $14,766                          $19,242
       11/30/1996                 $15,032                          $20,694
       12/31/1996                 $15,065                          $20,285
       01/31/1997                 $15,389                          $21,550
       02/28/1997                 $15,372                          $21,721
       03/31/1997                 $14,866                          $20,830
       04/30/1997                 $14,725                          $22,072
       05/31/1997                 $15,661                          $23,414
       06/30/1997                 $16,175                          $24,462
       07/31/1997                 $16,560                          $26,407
       08/31/1997                 $15,997                          $24,928
       09/30/1997                 $16,834                          $26,292
       10/31/1997                 $16,552                          $25,414
       11/30/1997                 $17,652                          $26,591
       12/31/1997                 $19,099                          $27,048
       01/31/1998                 $18,516                          $27,345
       02/28/1998                 $19,324                          $29,317
       03/31/1998                 $20,789                          $30,818
       04/30/1998                 $20,121                          $31,129
       05/31/1998                 $19,632                          $30,594
       06/30/1998                 $20,341                          $31,836
       07/31/1998                 $19,749                          $31,499
       08/31/1998                 $18,420                          $26,950
       09/30/1998                 $19,416                          $28,678
       10/31/1998                 $19,791                          $31,009
       11/30/1998                 $20,258                          $32,888
       12/31/1998                 $21,235                          $34,783
       01/31/1999                 $20,912                          $36,237
       02/28/1999                 $20,050                          $35,110
       03/31/1999                 $20,341                          $36,514
       04/30/1999                 $21,826                          $37,927
       05/31/1999                 $22,221                          $37,032
       06/30/1999                 $23,157                          $39,087
       07/31/1999                 $23,020                          $37,868
       08/31/1999                 $22,461                          $37,678
       09/30/1999                 $22,532                          $36,646
       10/31/1999                 $24,450                          $38,966
       11/30/1999                 $26,154                          $39,757
       12/31/1999                 $29,609                          $42,098
       01/31/2000                 $29,597                          $39,985
       02/29/2000                 $32,240                          $39,229
       03/31/2000                 $32,634                          $43,066
       04/30/2000                 $28,678                          $41,770
       05/31/2000                 $26,579                          $40,913
       06/30/2000                 $28,647                          $41,924
       07/31/2000                 $26,702                          $41,270
       08/31/2000                 $27,973                          $43,833
       09/30/2000                 $25,766                          $41,518
       10/31/2000                 $25,062                          $41,344
       11/30/2000                 $20,100                          $38,086
       12/31/2000                 $19,883                          $38,273
       01/31/2001                 $22,352                          $39,631
       02/28/2001                 $17,737                          $36,021
       03/31/2001                 $15,528                          $33,741
       04/30/2001                 $17,334                          $36,359
       05/31/2001                 $16,778                          $36,603
       06/30/2001                 $16,176                          $35,713
       07/31/2001                 $15,828                          $35,363
       08/31/2001                 $14,375                          $33,153
       09/30/2001                 $13,085                          $30,478
       10/31/2001                 $13,024                          $31,060
       11/30/2001                 $13,864                          $33,442
       12/31/2001                 $14,065                          $33,736

Total Return                       40.65%                          237.36%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FGC-3
              Past performance does not guarantee future results.

                                    FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities of companies in the health care sector.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was difficult for equity investors as gross domestic product (GDP) grew at just a 0.2% annualized rate in the fourth quarter of 2001, down from a 1.9% annualized growth rate a year earlier. This GDP deceleration occurred despite 11 interest rate reductions by the Federal Reserve Board that lowered the federal funds target rate to 1.75%, from 6.50% at the beginning of 2001. Unfortu-nately, the health care sector did not offer the safe haven it has pro-vided investors during past economic contractions. After a spectacular year in 2000, health care stocks declined in 2001 as uncertainty spread to most economic sectors. The Standard & Poor's 500 Composite Index fell 11.88% during the year under review, and the Fund's benchmark index, the Standard & Poor's Health Care Composite Index, returned -12.21% during the same period./1 /

On December 31, 2001, health technology remained the Fund's largest industry weighting, representing 76.2% of total net assets. This group was quite volatile throughout the year, as these stocks tend to trade in line with technology stocks. Several landmark events took place during the year. For example, early in 2001, Amgen won a key court battle against smaller company Transkaryotic Therapies over the patents on its leading compound Epogen. This case had implications for the strength of intellectual property rights across the biotechnology industry. There were a number of acquisitions in the industry including MedImmune's purchase of Aviron, Millenium Pharmaceuticals' acquisition of COR Therapeutics and Amgen's merger with Immunex. We remain very positive on the biotechnology industry's fundamentals and look forward to its increasing maturity over the coming years.

During the reporting period, we reduced our exposure to large capitalization pharmaceuticals in anticipation of increased competition from generic drug companies brought on by patent expirations. We raised our weighting in generic and specialty pharmaceuticals because we believed they offered better growth prospects and attractive valuations. One name we like is the generic pharmaceutical manufacturer, Andrx Group. In our opinion, this company should

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

 Top 10 Holdings
 Franklin Global Health Care Securities Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Pharmacia Corp.              5.8%
                      Health Technology, U.S.

                      Pfizer Inc.                  5.8%
                      Health Technology, U.S.

                      Amgen Inc.                   4.3%
                      Health Technology, U.S.

                      Caremark RX Inc.             3.8%
                      Health Services, U.S.

                      King Pharmaceuticals Inc.    3.7%
                      Health Technology, U.S.

                      ICN Pharmaceuticals Inc.     3.2%
                      Health Technology, U.S.

                      Shire Pharmaceuticals
                      Group PLC, ADR               3.2%
                      Health Technology, U.K.

                      Triad Hospitals Inc.         3.1%
                      Health Services, U.S.

                      Laboratory Corp. of
                      America Holdings             3.1%
                      Health Services, U.S.

                      Baxter International Inc.    3.1%
                      Health Technology, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FGH-1
benefit from the largest generic-drug opportunity ever when the drug Prilosec loses its patent protection in 2002.

In the health care services group, we remained positive on Tenet Healthcare, one of the nation's largest hospital operators. Tenet continued to benefit from improved Medicare and commercial pricing trends, and the company has used its accelerating cash flow to pay down debt and invest in growth areas of the business. We also found value in pharmaceutical benefit managers after a sell-off in the latter part of 2001, and we purchased shares of Caremark RX due to its mail order services and specialty distribution, two of the market's fastest growing areas.

Looking forward, we believe there is significant opportunity in the health care sector given favorable long-term fundamentals. In our opinion, the aging baby boom generation should drive increased utilization of health care products and services for the foreseeable future. We will continue to use our disciplined bottom-up approach as we seek to discover new investment ideas we believe are undervalued in the market.

 On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Global Health Care Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

FGH-2

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Health Care Securities Fund - Class1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     -13.18% +37.70%  +47.47%
             Average Annual Total Return -13.18% +11.25%  +11.16%
             Value of $10,000 Investment  $8,682 $13,770  $14,747


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 1, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (5)
This graph compares the performance of Franklin Global Health Care Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500* and the S&P Health Care Composite Index* from 5/1/98-12/31/01.



                       Franklin
                         Global
                    Health Care                   S&P Health
                     Securities                         Care
                         Fund -                    Composite
                        Class I        S&P 500         Index
------------------------------------------------------------
     05/01/1998         $10,000        $10,000       $10,000
     05/31/1998          $9,560         $9,828        $9,807
     06/30/1998         $10,070        $10,227       $10,524
     07/31/1998          $9,630        $10,119       $10,580
     08/31/1998          $8,259         $8,657        $9,392
     09/30/1998          $9,319         $9,212       $10,506
     10/31/1998          $9,429         $9,961       $10,887
     11/30/1998         $10,089        $10,565       $11,552
     12/31/1998         $10,708        $11,174       $12,050
     01/31/1999         $10,819        $11,641       $12,109
     02/28/1999          $9,579        $11,279       $12,255
     03/31/1999          $9,439        $11,730       $12,583
     04/30/1999          $8,819        $12,184       $11,800
     05/31/1999          $8,709        $11,896       $11,461
     06/30/1999          $9,119        $12,556       $11,999
     07/31/1999          $9,210        $12,165       $11,317
     08/31/1999          $8,970        $12,104       $11,727
     09/30/1999          $8,228        $11,772       $10,805
     10/31/1999          $8,408        $12,517       $12,107
     11/30/1999          $9,009        $12,771       $12,151
     12/31/1999          $9,841        $13,524       $11,056
     01/31/2000         $10,482        $12,845       $11,762
     02/29/2000         $13,137        $12,602       $10,530
     03/31/2000         $12,135        $13,835       $11,105
     04/30/2000         $11,959        $13,418       $11,992
     05/31/2000         $12,551        $13,143       $12,641
     06/30/2000         $14,636        $13,468       $13,677
     07/31/2000         $14,175        $13,258       $12,872
     08/31/2000         $16,481        $14,081       $12,944
     09/30/2000         $17,262        $13,337       $13,565
     10/31/2000         $16,731        $13,281       $14,043
     11/30/2000         $15,909        $12,235       $14,620
     12/31/2000         $16,981        $12,295       $15,031
     01/31/2001         $15,939        $12,731       $13,795
     02/28/2001         $15,338        $11,571       $13,821
     03/31/2001         $13,614        $10,839       $12,789
     04/30/2001         $14,836        $11,680       $13,125
     05/31/2001         $15,247        $11,758       $13,263
     06/30/2001         $15,859        $11,473       $12,634
     07/31/2001         $15,120        $11,360       $13,304
     08/31/2001         $14,881        $10,650       $12,826
     09/30/2001         $13,869         $9,791       $13,012
     10/31/2001         $13,948         $9,978       $12,985
     11/30/2001         $14,358        $10,743       $13,634
     12/31/2001         $14,747        $10,838       $13,198

Total Return             47.47%          8.38%        31.98%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Health Care Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          FGH-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Financial Highlights

                                                               Class 1
                                              --------------------------------------
                                                       Year Ended December 31,
                                              --------------------------------------
                                                2001       2000      1999    1998/c/
                                              ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   16.93  $   9.82  $  10.71  $ 10.00
                                              ------------------------
Income from investment operations:
  Net investment income (loss)/a/............      (.02)      .02       .01      .03
  Net realized and unrealized gains (losses).     (2.09)     7.10      (.88)     .68
                                              ------------------------
Total from investment operations.............     (2.11)     7.12      (.87)     .71
                                              ------------------------
Less distributions from:
  Net investment income......................      (.02)     (.01)     (.02)      --
  Net realized gains.........................     (1.84)       --        --       --
                                              ------------------------
Total distributions..........................     (1.86)     (.01)     (.02)      --
                                              ------------------------
Net asset value, end of year................. $   12.96  $  16.93  $   9.82  $ 10.71
                                              ------------------------

Total return/b/..............................  (13.18)%    72.57%   (8.10)%    7.10%

Ratios/supplemental data
Net assets, end of year (000's).............. $  27,193  $ 44,714  $ 11,307  $ 8,990
Ratios to average net assets:
  Expenses...................................      .83%      .78%      .82%     .84%/d/
  Net investment income (loss)...............    (.18)%      .16%      .09%     .84%/d/
Portfolio turnover rate......................   107.58%   131.71%   188.22%   40.80%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 1, 1998 (effective date) to December 31, 1998.
/d/Annualized

FGH-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                              -------------------------------
                                                   Year Ended December 31,
                                              -------------------------------
                                                2001       2000      1999/d/
                                              ------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   16.85  $   9.79    $  10.77
                                              ------------------
Income from investment operations:
  Net investment loss/a/.....................      (.08)     (.01)       (.03)
  Net realized and unrealized gains (losses).     (2.05)     7.07        (.93)
                                              ------------------
Total from investment operations.............     (2.13)     7.06        (.96)
                                              ------------------
Less distributions from:
  Net investment income......................        --        --/c/     (.02)
  Net realized gains.........................     (1.84)       --          --
                                              ------------------
Total distributions..........................     (1.84)       --        (.02)
                                              ------------------
Net asset value, end of year................. $   12.88  $  16.85    $   9.79
                                              ------------------

Total return/b/..............................  (13.33)%    72.13%     (8.89)%

Ratios/supplemental data
Net assets, end of year (000's).............. $   1,300  $    369    $     83
Ratios to average net assets:
  Expenses...................................     1.08%     1.03%       1.07%/e/
  Net investment loss........................    (.59)%    (.07)%      (.30)%/e/
Portfolio turnover rate......................   107.58%   131.71%     188.22%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of net investment income in the amount of $.001. /d/For the period January 6, 1999 (effective date) to December 31, 1999. /e/Annualized

                                                                          FGH-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Statement of Investments, December 31, 2001

                                              COUNTRY     SHARES   VALUE
    -----------------------------------------------------------------------
    Common Stocks 96.5%
    Consumer Non-Durables
    Givaudan AG...........................  Switzerland       16 $    4,876
                                                                 ------
    Distribution Services 4.2%
    AmerisourceBergen Corp................ United States   5,000    317,750
    /a/Andrx Group........................ United States  12,300    866,043
                                                                 ------
                                                                  1,183,793
                                                                 ------
    /a/Health Services 16.1%
    AdvancePCS............................ United States  20,400    598,740
    Caremark RX Inc....................... United States  66,300  1,081,353
    Laboratory Corp. of America Holdings.. United States  11,000    889,350
    Tenet Healthcare Corp................. United States  13,200    775,104
    Triad Hospitals Inc................... United States  30,400    892,240
    VCA Antech Inc........................ United States  27,900    338,148
                                                                 ------
                                                                  4,574,935
                                                                 ------
    Health Technology 76.2%
    /a/Abgenix Inc........................ United States   8,700    292,668
    /a/Alkermes Inc....................... United States   7,400    195,064
    Allergan Inc.......................... United States   5,000    375,250
    American Home Products Corp........... United States  13,000    797,680
    /a/Amgen Inc.......................... United States  21,700  1,224,748
    /a/Aviron............................. United States  16,100    800,653
    Baxter International Inc.............. United States  16,300    874,169
    Biomet Inc............................ United States   5,300    163,770
    /a/Cephalon Inc....................... United States   4,500    340,133
    /a/Cerus Corp......................... United States   2,900    132,675
    /a/Conceptus Inc...................... United States   2,500     59,000
    /a/COR Therapeutics Inc............... United States  11,400    272,802
    /a/Cubist Pharmaceuticals Inc......... United States   8,800    316,448
    Galen Holdings PLC, ADR............... United Kingdom  7,000    288,400
    /a/Genentech Inc...................... United States  12,100    656,425
    /a/Genta Inc.......................... United States   9,600    136,608
    /a/Genzyme Corp-General Division...... United States   5,000    299,300
    /a/Given Imaging Ltd..................     Israel     17,400    310,764
    GlaxoSmithKline PLC, ADR.............. United Kingdom  7,200    358,704
    ICN Pharmaceuticals Inc............... United States  27,200    911,200
    /a/IDEC Pharmaceuticals Corp.......... United States   4,000    275,720
    /a/Inhale Therapeutic Systems Inc..... United States  15,200    281,960
    /a/Integra LifeSciences Holdings Corp. United States   9,400    247,596
    /a/Intermune Inc...................... United States   8,600    423,636
    /a/Invitrogen Corp.................... United States  12,600    780,318
    /a/Ivax Corp.......................... United States  39,475    795,027
    /a/King Pharmaceuticals Inc........... United States  25,066  1,056,031
    /a/MedImmune Inc...................... United States  11,000    509,850
    Merck & Co. Inc....................... United States   9,800    576,240
    /a/NPS Pharmaceuticals Inc............ United States   7,100    271,930
    /a/Ortec International Inc............ United States  10,000     58,000
    /a/OSI Pharmaceuticals Inc............ United States   9,600    439,102
    Pfizer Inc............................ United States  41,300  1,645,805
    Pharmacia Corp........................ United States  39,000  1,663,350
    Roche Holding AG...................... United States   1,600    114,200

FGH-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                   COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Health Technology (cont.)
/a/Salix Pharmaceuticals Ltd...................................................     Canada        31,300 $   633,825
Serono SA, ADR.................................................................  Switzerland      27,600     612,444
/a/Shire Pharmaceuticals Group PLC, ADR........................................ United Kingdom    24,600     900,360
/a/SICOR Inc................................................................... United States     16,500     258,720
/a/Varian Medical Systems Inc.................................................. United States      2,700     192,402
/a/Versicor Inc................................................................ United States     18,100     368,335
/a/ViroPharma Inc.............................................................. United States     17,200     394,740
/a/Visible Genetics Inc........................................................     Canada        37,600     419,240
                                                                                                         -------
                                                                                                          21,725,292
                                                                                                         -------
Total Long Term Investments (Cost $25,216,793).................................                           27,488,896
                                                                                                         -------
/b/Short Term Investments 3.8%.................................................
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,096,182) United States  1,096,182   1,096,182
                                                                                                         -------
Total Investments (Cost $26,312,975) 100.3%....................................                           28,585,078
Other Assets, less Liabilities (.3)%...........................................                              (92,267)
                                                                                                         -------
Net Assets 100.0%..............................................................                          $28,492,811
                                                                                                         -------



/a/Non-income producing
/b/The Franklin Institional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                                                                          FGH-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Financial Statements (continued)

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $26,312,975
                                                          -------
              Value......................................  28,585,078
            Receivables:
              Capital shares sold........................         212
              Dividends..................................      14,127
                                                          -------
               Total assets..............................  28,599,417
                                                          -------
          Liabilities:
            Payables:
              Capital shares redeemed....................      69,209
              Affiliates.................................      18,712
              Professional fees..........................      16,381
            Other liabilities............................       2,304
                                                          -------
               Total liabilities.........................     106,606
                                                          -------
                 Net assets, at value.................... $28,492,811
                                                          -------
          Net assets consist of:
            Undistributed net investment income.......... $        --
            Net unrealized appreciation..................   2,272,103
            Accumulated net realized loss................   (829,928)
            Capital shares...............................  27,050,636
                                                          -------
                 Net assets, at value.................... $28,492,811
                                                          -------
          Class 1:
            Net assets, at value......................... $27,192,921
                                                          -------
            Shares outstanding...........................   2,098,974
                                                          -------
            Net asset value and offering price per share. $     12.96
                                                          -------
          Class 2:
            Net assets, at value......................... $ 1,299,890
                                                          -------
            Shares outstanding...........................     100,946
                                                          -------
            Net asset value and offering price per share. $     12.88
                                                          -------

FGH-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes of $1,162)
  Dividends................................................................... $   229,625
                                                                               -------
Expenses:
  Management fees (Note 3)....................................................     205,549
  Administrative fees (Note 3)................................................      53,436
  Distribution fees - Class 2 (Note 3)........................................       1,871
  Transfer agent fees.........................................................       1,523
  Custodian fees..............................................................         706
  Reports to shareholders.....................................................       6,352
  Professional fees...........................................................      26,315
  Trustees' fees and expenses.................................................         373
  Other.......................................................................         102
                                                                               -------
    Total expenses............................................................     296,227
                                                                               -------
       Net investment loss....................................................     (66,602)
                                                                               -------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................    (528,046)
    Foreign currency transactions.............................................       1,063
                                                                               -------
     Net realized loss........................................................    (526,983)
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (5,805,818)
    Translation of assets and liabilities denominated in foreign currencies...         201
                                                                               -------
     Net unrealized depreciation..............................................  (5,805,617)
                                                                               -------
Net realized and unrealized loss..............................................  (6,332,600)
                                                                               -------
Net decrease in net assets resulting from operations.......................... $(6,399,202)
                                                                               -------

                                                                          FGH-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss).......................................................................... $    (66,602)
    Net realized gain (loss) from investments and foreign currency transactions...........................     (526,983)
    Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
     denominated in foreign currencies....................................................................   (5,805,617)
                                                                                                           -------------
     Net increase (decrease) in net assets resulting from operations......................................   (6,399,202)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................      (59,173)
     Class 2..............................................................................................           --
    Net realized gains:
     Class 1..............................................................................................   (4,616,996)
     Class 2..............................................................................................      (53,588)
                                                                                                           -------------
  Total distributions to shareholders.....................................................................  (4,729,757)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   (6,509,772)
     Class 2..............................................................................................    1,048,661
                                                                                                           -------------
  Total capital share transactions........................................................................   (5,461,111)
     Net increase (decrease) in net assets................................................................  (16,590,070)
Net assets:
  Beginning of year.......................................................................................   45,082,881
                                                                                                           -------------
  End of year............................................................................................. $ 28,492,811
                                                                                                           -------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $         --
                                                                                                           -------------

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                              2000

Increase (decrease) in net assets:
  Operations:
    Net investment income (loss).......................................................................... $    46,930
    Net realized gain (loss) from investments and foreign currency transactions...........................   6,195,753
    Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
     denominated in foreign currencies....................................................................   6,549,568

     Net increase (decrease) in net assets resulting from operations......................................  12,792,251
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................      (8,336)
     Class 2..............................................................................................         (24)
    Net realized gains:
     Class 1..............................................................................................          --
     Class 2..............................................................................................          --

  Total distributions to shareholders.....................................................................      (8,360)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  20,749,647
     Class 2..............................................................................................     158,864

  Total capital share transactions........................................................................  20,908,511
     Net increase (decrease) in net assets................................................................  33,692,402
Net assets:
  Beginning of year.......................................................................................  11,390,479

  End of year............................................................................................. $45,082,881

Undistributed net investment income included in net assets:
  End of year............................................................................................. $    49,240


FGH-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). The Franklin Global Health Care Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 96% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Trust approved a proposal to merge the Franklin Global Health Care Securities Fund into the Franklin Small Cap Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FGH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               --------------------------------------------------
Class 1 Shares:                                  Shares       Amount       Shares       Amount
                                               --------------------------------------------------
Shares sold...................................    659,670  $  9,324,309   2,637,018  $ 35,616,299
Shares issued in reinvestment of distributions    338,118     4,676,169         710         8,336
Shares redeemed............................... (1,539,735)  (20,510,250) (1,148,689)  (14,874,988)
                                               --------------------------------------------------
Net increase (decrease).......................   (541,947) $ (6,509,772)  1,489,039  $ 20,749,647
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................    270,006  $  3,450,290      44,304  $    658,550
Shares issued in reinvestment of distributions      3,894        53,588           2            24
Shares redeemed...............................   (194,872)   (2,455,217)    (30,866)     (499,710)
                                               --------------------------------------------------
Net increase..................................     79,028  $  1,048,661      13,440  $    158,864
                                               --------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FGH-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .60%         First $200 million
           .50%         Over $200 million, up to and including $1.3 billion
           .40%         Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
           .10%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $751,861 which may be carried over to offset future gains. Such losses expire in 2009.

Net investment loss differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2001, was as follows:

                     Distribution paid from:
                     Class 1
                       Ordinary income........  $2,696,750
                       Long-term capital gain.   1,979,420
                                               -----------
                                                $4,676,170
                                               -----------
                     Class 2
                       Ordinary income........ $    30,612
                       Long-term capital gain.      22,975
                                               -----------
                                               $    53,587
                                               -----------

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital loss carryforward for income tax purposes were as follows:

                    Investments at cost........ $26,391,042
                                                -----------
                    Unrealized appreciation.... $ 4,098,564
                    Unrealized depreciation....  (1,904,528)
                                                -----------
                    Net unrealized appreciation $ 2,194,036
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $36,421,419 and $42,959,998, respectively.


                                                                         FGH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Independent Auditor's Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Health Care Securities Fund (the Fund), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FGH-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 4.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                                         FGH-15

                                     FRANKLIN GROWTH AND INCOME SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

--------------------------------------------------------------------------------

The 12-month period ended December 31, 2001, witnessed a weakening U.S. economy exacerbated by September 11's tragic events. The domestic economy lapsed into its first recession in more than 10 years and corporate profits fell dramatically. To help revive the economy, the Federal Reserve Board aggressively lowered the federal funds target rate 11 times in 2001 to 1.75%. As a result, one-year Treasury bonds' interest rates dropped to their lowest levels in more than 40 years.

Not surprisingly, 2001 was difficult for financial markets as most major stock indexes declined. The Standard & Poor's 500 Composite Index fell 11.88% during the reporting period./1 The year under review marked only the fourth time in the past century that the stock market suffered declines for two or more consecutive years. The previous periods, 1929-1932, 1939-1941 and 1973-1974, experienced subsequent year gains of 54%, 20% and 37%, respectively, for large cap stocks.1 Thus, if history is any guide, the outlook for stock returns should be favorable for the year ahead. Continuing the trend that began in 2000, value stocks outperformed growth issues for the year but actually underperformed growth stocks during fourth quarter 2001. /

Within this challenging environment, we are pleased to report that the Fund outperformed its benchmark, the Russell 3000 Value Index, for the 12 months under review as shown in the Fund's Performance Summary./1 We believe three factors contributed to the Fund's relative outperformance -- our careful stock selection, overweighting in traditionally defensive industries, and proactive selling of stocks with deteriorating fundamentals. /

First, individual stock picking, which is important in difficult market environments, proved to be an important contributor to Fund performance. During the reporting period, our Mattel, Diebold and Pitney Bowes investments performed well. Additionally, swapping out


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

 Top 10 Sectors/Industries
 Franklin Growth and Income Securities Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------
                       Finance                  17.6%
                       Electronic Technology    10.0%
                       Health Technology         9.6%
                       Consumer Non-Durables     8.1%
                       Producer Manufacturing    8.0%
                       Communications            7.2%
                       Energy Minerals           6.7%
                       Utilities                 5.0%
                       Consumer Durables         4.8%
                       Retail Trade              4.2%



                                                                          FGI-1
of Ford before its fundamentals started deteriorating, into General Motors
(GM), also helped the Fund's returns. We subsequently sold GM at higher levels before the entire auto industry slowed significantly. Following September 11's terrorist attacks and the subsequent stock market sell-off, we upgraded the portfolio by initiating or adding to positions in TRW, GATX, Boeing, Rockwell, Whirlpool, Honeywell, General Electric, Host Marriott and Morgan Stanley Dean Witter.

Second, we maintained the Fund's defensive positioning through the year's first eight months. Most non-cyclical consumer stocks continued to perform well because investors appeared to be willing to pay for these companies' predictable earnings. Examples include RJ Reynolds, Philip Morris and Procter & Gamble. We took profits and sold several positions, including UST, PepsiCo, ConAgra, General Mills and Liz Claiborne. Given our stronger economic outlook, we plan on adding to this sector when we find oversold stocks based on our bottom-up analysis. We already purchased Coors, H.J. Heinz, Coca-Cola and Estee Lauder at low valuations before year-end, and we think these stocks will outperform in any economic environment.

Our overweighted exposure to real estate investment trusts (REITs), another defensive sector, also benefited the Fund. During the year, we profited from the sale of our Simon Properties holding while initiating Vornado and Host Marriott positions. REITs remain a key part of our portfolio because they have tended to reduce the Fund's volatility with their high yields and low correlation to the overall stock market.

Health care was the one defensive industry whose weighting we reduced substantially at the beginning of the year based on valuation. We trimmed large-cap positions across the board and sold our Abbott Laboratories, GlaxoSmithKline and Johnson & Johnson holdings. Caremark, Express Scripts and Amerisource contributed to Fund performance, but we sustained losses from Merck and Schering-Plough. Given cheap valuations primarily due to lower earnings estimates, we increased our health care exposure toward year-end. We initiated positions in Pfizer, GlaxoSmithKline, Bristol-Myers Squibb and American Home Products, and added to Merck.

Third, proactively selling stocks we believed had deteriorating fundamentals helped Fund performance. We sold our positions at higher-than-current levels in a number of electric utilities such as PPL, Mirant, Constellation and Reliant Resources. Early in the year, we eliminated Intel, Corning, Motorola, Vitesse Semiconductor and a



FGI-2
number of other technology-related stocks based on weakening earnings prospects.

Although finance remained our largest industry weighting, 17.6% of the Fund's total net assets as of December 31, 2001, we were substantially below the Fund's benchmark. Interestingly, this underweighting, particularly in brokers and financial conglomerates, was the single largest contributor to the Fund's outperformance during the year. We increased our finance exposure slowly because of concerns over impending bad loans. We initiated positions after big sell-offs, including GATX, Citigroup and Morgan Stanley Dean Witter. We purchased new positions in two large European financial institutions, Aegon and ABN Amro. We also participated in Prudential's initial public offering in December, which has worked out as of year-end. Overall, we will continue to underweight financials due to our reservations about the underlying credit quality at many banks and other financial institutions.

We managed to navigate considerable declines in technology and telecommunications fairly well. SBC and Verizon remained two of the Fund's largest positions and we retained positions in AT&T, Sprint and Vodafone (through a MediaOne convertible preferred stock). These companies' earnings decreased but we take comfort in their hefty dividend yields, low valuations in our view, and ability to generate huge amounts of free cash flow. We took profits from our Lucent, Nokia and Alltel holdings and redeployed some of the proceeds into SBC and Verizon. In technology, we benefited from Paychex, Affiliated Computer, Automatic Data Processing and Electronic Data Systems, which helped offset losses from Motorola, BEA Systems and Siebel Systems. Recent additions include Rockwell, Solectron, Hewlett Packard and Agilent Technologies. We will continue to search and add to technology and telecommunications securities, particularly convertibles, of companies we feel are industry leaders with improving fundamentals and reasonable valuations.

Unfortunately, we had some disappointments during the year. Our NTL and Nextel positions suffered substantial losses before we sold them. Our retail holdings, such as Gap, Nordstrom, Winn-Dixie and Intimate Brands, significantly underperformed the market. The events of September 11 also negatively impacted our Goodrich and Royal Caribbean holdings.


 Top 10 Holdings
 Franklin Growth and
 Income Securities Fund
 12/31/01

                     Company                     % of Total
                     Sector/Industry             Net Assets
                     --------------------------------------

                     SBC Communications Inc.        2.3%
                     Communications

                     ChevronTexaco Corp.            1.9%
                     Energy Minerals

                     Washington Mutual Inc.         1.8%
                     Finance

                     Verizon Communications Inc.    1.7%
                     Communications

                     Merck & Co. Inc.               1.6%
                     Health Technology

                     JP Morgan Chase & Co.          1.6%
                     Finance

                     Kimberly-Clark Corp.           1.6%
                     Consumer Non-Durables

                     American Home
                     Products Corp.                 1.5%
                     Health Technology

                     Conoco Inc.                    1.5%
                     Energy Minerals

                     General Electric Co.           1.5%
                     Producer Manufacturing


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FGI-3

Looking forward, we believe lower interest rates should reinvigorate the economy and corporate profits. However, the recovery's magnitude and the extent the equity market's year-end rebound has already accounted for it remain in question. Regardless, we will maintain our investment strategy of focusing on stocks of what we consider high-quality, well-established companies that pay above-average dividends. This discipline typically provides a "cushion" against market volatility through current income and capital appreciation potential. We will seek to purchase stocks we consider out-of-favor but have compelling risk/reward characteristics. We will continue to proactively sell stocks we believe fully valued. We also remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends historically have been a significant contributor to long-term investment returns in any economic environment. Moreover, dividend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



FGI-4


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                                 Since
                                                               Inception
                                    1-Year   5-Year   10-Year  (1/24/89)
        ----------------------------------------------------------------
        Cumulative Total Return      -2.02%  +61.76%  +191.73%  +251.64%
        Average Annual Total Return  -2.02%  +10.10%   +11.30%   +10.21%
        Value of $10,000 Investment $ 9,798 $ 16,176 $  29,173 $  35,164

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (7)
The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 with that of the Russell 3000 Value Index* and the Consumer Price Index*, based on a $10,000 investment from 1/1/92 to 12/31/01.



                         Franklin      Russell 3000 Value USxCPI
                         Growth &            All Items NSA
                          Income       -------------------------
                        Securities
                           Fund -      Russell 3000
                          Class I       Value Index       CPI
----------------------------------------------------------------
      01/01/1992          $10,000          $10,000      $10,000
      01/31/1992          $10,434          $10,069      $10,015
      02/29/1992          $10,442          $10,332      $10,051
      03/31/1992          $10,059          $10,185      $10,102
      04/30/1992          $10,076          $10,582      $10,116
      05/31/1992          $10,136          $10,651      $10,131
      06/30/1992           $9,908          $10,566      $10,167
      07/31/1992          $10,200          $10,973      $10,188
      08/31/1992          $10,054          $10,647      $10,217
      09/30/1992          $10,303          $10,798      $10,246
      10/31/1992          $10,501          $10,827      $10,281
      11/30/1992          $10,897          $11,207      $10,296
      12/31/1992          $11,001          $11,491      $10,289
      01/31/1993          $11,086          $11,847      $10,339
      02/28/1993          $11,018          $12,233      $10,375
      03/31/1993          $11,327          $12,603      $10,412
      04/30/1993          $11,181          $12,430      $10,441
      05/31/1993          $11,482          $12,691      $10,455
      06/30/1993          $11,345          $12,957      $10,470
      07/31/1993          $11,181          $13,109      $10,470
      08/31/1993          $11,597          $13,586      $10,499
      09/30/1993          $11,527          $13,635      $10,521
      10/31/1993          $11,700          $13,656      $10,564
      11/30/1993          $11,604          $13,367      $10,572
      12/31/1993          $12,133          $13,635      $10,572
      01/31/1994          $12,819          $14,147      $10,600
      02/28/1994          $12,653          $13,706      $10,636
      03/31/1994          $11,899          $13,187      $10,673
      04/30/1994          $11,968          $13,428      $10,688
      05/31/1994          $12,003          $13,566      $10,695
      06/30/1994          $11,615          $13,239      $10,731
      07/31/1994          $11,952          $13,634      $10,760
      08/31/1994          $12,350          $14,040      $10,803
      09/30/1994          $11,987          $13,608      $10,833
      10/31/1994          $12,162          $13,751      $10,840
      11/30/1994          $11,711          $13,195      $10,854
      12/31/1994          $11,888          $13,372      $10,854
      01/31/1995          $11,985          $13,733      $10,898
      02/28/1995          $12,463          $14,273      $10,941
      03/31/1995          $12,817          $14,561      $10,977
      04/30/1995          $13,198          $15,018      $11,014
      05/31/1995          $13,606          $15,620      $11,036
      06/30/1995          $13,690          $15,864      $11,058
      07/31/1995          $13,920          $16,419      $11,058
      08/31/1995          $14,086          $16,677      $11,086
      09/30/1995          $14,694          $17,244      $11,109
      10/31/1995          $14,584          $17,022      $11,145
      11/30/1995          $15,156          $17,866      $11,137
      12/31/1995          $15,791          $18,325      $11,130
      01/31/1996          $16,113          $18,853      $11,195
      02/29/1996          $15,947          $19,009      $11,231
      03/31/1996          $16,113          $19,340      $11,290
      04/30/1996          $16,195          $19,456      $11,334
      05/31/1996          $16,360          $19,723      $11,355
      06/30/1996          $16,665          $19,715      $11,362
      07/31/1996          $16,048          $18,938      $11,384
      08/31/1996          $16,274          $19,508      $11,405
      09/30/1996          $16,705          $20,257      $11,442
      10/31/1996          $17,198          $20,982      $11,478
      11/30/1996          $18,020          $22,464      $11,500
      12/31/1996          $18,031          $22,279      $11,500
      01/31/1997          $18,545          $23,282      $11,537
      02/28/1997          $18,977          $23,613      $11,573
      03/31/1997          $18,565          $22,786      $11,602
      04/30/1997          $18,812          $23,679      $11,615
      05/31/1997          $19,809          $25,058      $11,609
      06/30/1997          $20,382          $26,153      $11,622
      07/31/1997          $21,434          $28,033      $11,636
      08/31/1997          $21,007          $27,172      $11,658
      09/30/1997          $22,179          $28,830      $11,688
      10/31/1997          $21,532          $28,025      $11,717
      11/30/1997          $22,496          $29,172      $11,710
      12/31/1997          $23,034          $30,038      $11,696
      01/31/1998          $22,870          $29,603      $11,718
      02/28/1998          $23,835          $31,574      $11,740
      03/31/1998          $25,130          $33,443      $11,763
      04/30/1998          $24,713          $33,661      $11,784
      05/31/1998          $24,352          $33,095      $11,805
      06/30/1998          $24,281          $33,462      $11,819
      07/31/1998          $23,669          $32,690      $11,833
      08/31/1998          $21,560          $27,802      $11,848
      09/30/1998          $22,871          $29,396      $11,862
      10/31/1998          $24,035          $31,556      $11,890
      11/30/1998          $24,831          $32,976      $11,890
      12/31/1998          $24,953          $34,091      $11,883
      01/31/1999          $24,414          $34,282      $11,912
      02/28/1999          $23,984          $33,654      $11,926
      03/31/1999          $24,267          $34,280      $11,962
      04/30/1999          $26,288          $37,479      $12,049
      05/31/1999          $26,486          $37,175      $12,049
      06/30/1999          $26,915          $38,275      $12,049
      07/31/1999          $26,266          $37,169      $12,085
      08/31/1999          $25,599          $35,794      $12,114
      09/30/1999          $24,961          $34,581      $12,172
      10/31/1999          $25,570          $36,375      $12,194
      11/30/1999          $25,271          $36,121      $12,201
      12/31/1999          $25,228          $36,355      $12,201
      01/31/2000          $24,265          $35,185      $12,238
      02/29/2000          $22,704          $32,891      $12,310
      03/31/2000          $25,202          $36,611      $12,411
      04/30/2000          $25,406          $36,226      $12,419
      05/31/2000          $25,980          $36,545      $12,434
      06/30/2000          $25,676          $35,061      $12,498
      07/31/2000          $25,828          $35,549      $12,527
      08/31/2000          $27,654          $37,500      $12,527
      09/30/2000          $28,060          $37,808      $12,592
      10/31/2000          $28,938          $38,666      $12,614
      11/30/2000          $28,279          $37,270      $12,621
      12/31/2000          $29,769          $39,272      $12,614
      01/31/2001          $30,028          $39,484      $12,693
      02/28/2001          $29,352          $38,457      $12,744
      03/31/2001          $28,381          $37,150      $12,773
      04/30/2001          $29,820          $38,962      $12,824
      05/31/2001          $30,270          $39,847      $12,882
      06/30/2001          $29,737          $39,138      $12,904
      07/31/2001          $30,100          $39,001      $12,868
      08/31/2001          $29,335          $37,534      $12,868
      09/30/2001          $27,082          $34,787      $12,926
      10/31/2001          $26,814          $34,568      $12,882
      11/30/2001          $28,458          $36,610      $12,860
      12/31/2001          $29,173          $37,570      $12,810

Total Return              191.73%          275.70%       28.10%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          FGI-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights

                                                                         Class 1
                                                 ------------------------------------------------------
                                                                 Year Ended December 31,
                                                 ------------------------------------------------------
                                                   2001       2000      1999       1998        1997
                                                 ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $   17.16  $  17.78  $  20.36  $    21.01  $     17.55
                                                 ------------------------------------------------------
Income from investment operations:
  Net investment income/a, c/...................       .37       .45       .57         .69          .67
  Net realized and unrealized gains (losses)/c/.      (.70)     2.26      (.16)        .99         4.05
                                                 ------------------------------------------------------
Total from investment operations................      (.33)     2.71       .41        1.68         4.72
                                                 ------------------------------------------------------
Less distributions from:
  Net investment income.........................      (.05)    (1.17)     (.79)       (.69)        (.64)
  Net realized gains............................     (1.51)    (2.16)    (2.20)      (1.64)        (.62)
                                                 ------------------------------------------------------
Total distributions.............................     (1.56)    (3.33)    (2.99)      (2.33)       (1.26)
                                                 ------------------------------------------------------
Net asset value, end of year.................... $   15.27  $  17.16  $  17.78  $    20.36  $     21.01
                                                 ------------------------------------------------------

Total return/b/.................................   (2.02)%    17.99%     1.10%       8.33%       27.74%

Ratios/supplemental data
Net assets, end of year (000's).................  $646,851  $810,837  $964,553  $1,318,743   $1,338,476
Ratios to average net assets:
  Expenses......................................      .51%      .50%      .49%        .49%         .49%
  Net investment income/c/......................     2.31%     2.75%     2.94%       3.27%        3.53%
Portfolio turnover rate.........................   119.78%    66.82%    39.80%      27.32%       36.71%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.026, and a decrease in the ratio of net investment income to average net assets by .17% for the year ended December 31, 2001.

FGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)


                                                             Class 2
                                                  ----------------------------
                                                     Year Ended December 31,
                                                  ----------------------------
                                                    2001     2000     1999/d/
                                                  ----------------------------
 Per share operating performance
 (for a share outstanding throughout the year)
 Net asset value, beginning of year.............. $  17.13  $ 17.73  $   20.71
                                                  ----------------------------
 Income from investment operations:
   Net investment income/a, c/...................      .33      .40        .47
   Net realized and unrealized gains (losses)/c/.     (.70)    2.27       (.46)
                                                  ----------------------------
 Total from investment operations................     (.37)    2.67        .01
                                                  ----------------------------
 Less distributions from:
   Net investment income.........................     (.05)   (1.11)      (.79)
   Net realized gains............................    (1.51)   (2.16)     (2.20)
                                                  ----------------------------
 Total distributions.............................    (1.56)   (3.27)     (2.99)
                                                  ----------------------------
 Net asset value, end of year.................... $  15.20  $ 17.13  $   17.73
                                                  ----------------------------

 Total return/b/.................................  (2.28)%   17.79%     (.86)%

 Ratios/supplemental data
 Net assets, end of year (000's)................. $ 11,789  $ 2,311  $     789
 Ratios to average net assets:
   Expenses......................................     .76%     .75%    .75%/e/
   Net investment income/c/......................    2.13%    2.46%   2.55%/e/
 Portfolio turnover rate.........................  119.78%   66.82%     39.80%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.026, and a decrease in the ratio of net investment income to average net assets by .17% for the year ended December 31, 2001.
/d/For the period January 6, 1999 (effective date) to December 31, 1999. /e/Annualized.

                                                                          FGI-7
                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2001


                                                       SHARES       VALUE
  ---------------------------------------------------------------------------
  Common Stocks 79.5%
  Commercial Services 1.9%
  Interpublic Group of Cos. Inc.....................     230,000 $  6,794,200
  The McGraw-Hill Cos. Inc..........................      99,000    6,037,020
                                                                 ------------
                                                                   12,831,220
                                                                 ------------
  Communications 6.1%
  AT&T Corp.........................................     388,500    7,047,390
  SBC Communications Inc............................     392,472   15,373,128
  Sprint Corp. (FON Group)..........................     330,000    6,626,400
  Verizon Communications Inc........................     239,922   11,386,698
                                                                 ------------
                                                                   40,433,616
                                                                 ------------
  Consumer Durables 4.8%
  The Black & Decker Corp...........................     183,000    6,904,590
  Brunswick Corp....................................     173,000    3,764,480
  Mattel Inc........................................     340,000    5,848,000
  Newell Rubbermaid Inc.............................     248,000    6,837,360
  Whirlpool Corp....................................     110,000    8,066,300
                                                                 ------------
                                                                   31,420,730
                                                                 ------------
  Consumer Non-Durables 8.1%
  Adolph Coors Co., B...............................      77,200    4,122,480
  Coca-Cola Co......................................     100,000    4,715,000
  Estee Lauder Cos. Inc., A.........................     100,000    3,206,000
  H.J. Heinz Co.....................................     215,000    8,840,800
  Kimberly-Clark Corp...............................     171,100   10,231,780
  Philip Morris Cos. Inc............................     175,800    8,060,430
  Procter & Gamble Co...............................      88,000    6,963,440
  R.J. Reynolds Tobacco Holdings Inc................     123,300    6,941,790
                                                                 ------------
                                                                   53,081,720
                                                                 ------------
  Consumer Services 1.5%
  Gannett Co. Inc...................................      75,000    5,042,250
  The Walt Disney Co................................     233,900    4,846,408
                                                                 ------------
                                                                    9,888,658
                                                                 ------------
  Electronic Technology 5.0%
  Boeing Co.........................................     232,000    8,996,960
  Diebold Inc.......................................     164,500    6,652,380
  Hewlett-Packard Co................................     315,000    6,470,100
  PerkinElmer Inc...................................      98,800    3,459,976
  Rockwell International Corp.......................     407,500    7,277,950
                                                                 ------------
                                                                   32,857,366
                                                                 ------------
  Energy Minerals 6.7%
  BP PLC, ADR (United Kingdom)......................     128,000    5,953,280
  ChevronTexaco Corp................................     139,458   12,496,831
  Conoco Inc........................................     345,830    9,786,989
  Exxon Mobil Corp..................................     223,144    8,769,559
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)     150,000    7,353,000
                                                                 ------------
                                                                   44,359,659
                                                                 ------------

FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES       VALUE
       ------------------------------------------------------------------
       Common Stocks (cont.)
       Finance 15.8%
       ABN Amro Holding NV, ADR (Netherlands)...     400,000 $  6,512,000
       Aegon NV, ADR (Netherlands)..............     250,000    6,692,500
       Bank of America Corp.....................     125,000    7,868,750
       Citigroup Inc............................     180,000    9,086,400
       Fleet Boston Financial Corp..............     180,468    6,587,082
       Freddie Mac..............................     101,000    6,605,400
       GATX Corp................................     270,600    8,799,912
       JP Morgan Chase & Co.....................     289,270   10,514,965
       KeyCorp..................................     340,400    8,285,336
       Lincoln National Corp....................      73,400    3,565,038
       Morgan Stanley Dean Witter & Co..........      65,000    3,636,100
       Prudential Financial Inc.................      84,000    2,787,960
       St. Paul Cos. Inc........................     100,400    4,414,588
       Washington Mutual Inc....................     368,500   12,049,950
       Wells Fargo & Co.........................     153,000    6,647,850
                                                             ------------
                                                              104,053,831
                                                             ------------
       Health Technology 7.6%
       American Home Products Corp..............     165,000   10,124,400
       Bristol-Myers Squibb Co..................     155,700    7,940,700
       GlaxoSmithKline PLC, ADR (United Kingdom)     165,000    8,220,300
       Merck & Co. Inc..........................     181,900   10,695,720
       Pfizer Inc...............................     160,000    6,376,000
       Schering-Plough Corp.....................     180,000    6,445,800
                                                             ------------
                                                               49,802,920
                                                             ------------
       Non-Energy Minerals .7%
       Weyerhaeuser Co..........................      83,000    4,488,640
                                                             ------------
       Process Industries 1.9%
       Dow Chemical Co..........................     138,900    4,692,042
       E.I. du Pont de Nemours and Co...........     190,000    8,076,900
                                                             ------------
                                                               12,768,942
                                                             ------------
       Producer Manufacturing 8.0%
       Avery Dennison Corp......................      94,700    5,353,391
       Emerson Electric Co......................     100,000    5,710,000
       General Electric Co......................     244,100    9,783,528
       Honeywell International Inc..............     255,000    8,624,100
       Pitney Bowes Inc.........................     173,400    6,521,574
       TRW Inc..................................     250,000    9,260,000
       United Technologies Corp.................     110,000    7,109,300
                                                             ------------
                                                               52,361,893
                                                             ------------
       Retail Estate 2.7%
       Equity Office Properties Trust...........     162,000    4,872,960
       Equity Residential Properties Trust......     123,600    3,548,556
       Glenborough Realty Trust Inc.............     297,500    5,771,500
       Vornado Realty Trust.....................      85,000    3,536,000
                                                             ------------
                                                               17,729,016
                                                             ------------

                                                                          FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                         SHARES       VALUE
 ------------------------------------------------------------------------------
 Common Stocks (cont.)
 Retail Trade 2.6%
 May Department Stores Co.............................     261,900 $  9,685,062
 The Limited Inc......................................     490,000    7,212,800
                                                                   ------------
                                                                     16,897,862
                                                                   ------------
 Technology Services 1.8%
 Automatic Data Processing Inc........................      93,500    5,507,150
 Paychex Inc..........................................     190,000    6,621,500
                                                                   ------------
                                                                     12,128,650
                                                                   ------------
 Utilities 4.3%
 CMS Energy Corp......................................     285,000    6,848,550
 Duke Energy Corp.....................................     160,000    6,281,600
 National Fuel Gas Co.................................     221,600    5,473,520
 Sierra Pacific Resources.............................     327,100    4,922,855
 Vectren Corp.........................................     210,000    5,035,800
                                                                   ------------
                                                                     28,562,325
                                                                   ------------
 Total Common Stocks (Cost $436,245,574)..............              523,667,048
                                                                   ------------
 Convertible Preferred Stocks 8.1%
 Consumer Services .6%
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd...     151,000    4,152,500
                                                                   ------------
 Electronic Technology 1.5%
 Raytheon Co., 8.25%, cvt. pfd........................     112,300    6,260,725
 Solectron Corp., 7.25%, cvt. pfd.....................     132,000    3,781,800
                                                                   ------------
                                                                     10,042,525
                                                                   ------------
 Finance 1.8%
 Host Marriott Corp., 6.75%, cvt. pfd.................      91,000    3,166,436
 MetLife Capital Trust I, 8.00%, cvt. pfd.............      58,200    5,754,525
 Prudential Financial Inc., 6.75%, cvt. pfd...........      50,000    2,910,000
                                                                   ------------
                                                                     11,830,961
                                                                   ------------
 Health Services 2.0%
 Caremark RX Capital Trust I, 7.00%, cvt. pfd.........      69,800    7,678,000
 Express Scripts Exchange Trust, 7.00%, cvt. pfd......      61,000    5,372,574
                                                                   ------------
                                                                     13,050,574
                                                                   ------------
 Retail Trade .8%
 Kmart Financing I, 7.75%, cvt. pfd...................     180,100    5,222,900
                                                                   ------------
 Technology Services .7%
 Electronic Data Systems Corp., 7.625%, cvt. pfd......      87,400    4,916,250
                                                                   ------------
 Utilities .7%
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES.      85,300    4,595,538
                                                                   ------------
 Total Convertible Preferred Stocks (Cost $47,179,359)               53,811,248
                                                                   ------------

FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds 9.7%
Communications 1.1%
Liberty Media Corp., Into Viacom, cvt., Series B, 3.25%, 3/15/31................................... $ 7,250,000    $  7,095,938
                                                                                                                   ------------
Distribution Services .8%
Amerisource Health Corp., cvt., 5.00%, 12/01/07....................................................   3,750,000       5,282,813
                                                                                                                   ------------
Electronic Technology 3.5%
Agilent Technologies Inc., cvt., senior note, 144A, 3.00%, 12/01/21................................   6,000,000       6,712,500
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06...................................................   3,150,000       3,764,250
Liberty Media Corp., Into Motorola, cvt., 3.50%, 1/15/31...........................................  12,200,000       9,326,802
SCI Systems Inc., cvt., 3.00%, 3/15/07.............................................................   4,300,000       3,563,625
                                                                                                                   ------------
                                                                                                                     23,367,177
                                                                                                                   ------------
Health Technology 2.0%
ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08...............................................   6,600,000       7,711,572
IVAX Corp., cvt., 4.50%, 5/15/08...................................................................   6,250,000       5,242,188
                                                                                                                   ------------
                                                                                                                     12,953,760
                                                                                                                   ------------
Retail Trade .8%
Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08....................................................   4,800,000       5,388,000
                                                                                                                   ------------
Technology Services 1.5%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05......................................   2,400,000       6,007,224
BEA Systems Inc., cvt., 4.00%, 12/15/06............................................................   4,200,000       3,570,000
                                                                                                                   ------------
                                                                                                                      9,577,224
                                                                                                                   ------------
Total Convertible Bonds (Cost $59,119,605).........................................................                  63,664,912
                                                                                                                   ------------
Total Long Term Investments (Cost $542,544,538)....................................................                 641,143,208
                                                                                                                   ------------
/aRepurchase Agreement 2.6%/
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $16,895,833) (Cost $16,894,312).......  16,894,312      16,894,312
  ABN AMRO Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets In.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                   ------------
Total Investments (Cost $559,438,850) 99.9%........................................................                 658,037,520
Other Assets, less Liabilities .1%.................................................................                     602,375
                                                                                                                   ------------
Net Assets 100.0%..................................................................................                $658,639,895
                                                                                                                   ------------

/a/Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2001, all repurchase agreements had been entered into on that date.

                                                                         FGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $559,438,850
                                                          ------------
              Value......................................  658,037,520
            Receivables:
              Capital shares sold........................       93,739
              Dividends and interest.....................    1,672,460
                                                          ------------
               Total assets..............................  659,803,719
                                                          ------------
          Liabilities:
            Payables:
              Capital shares redeemed....................      821,281
              Affiliates.................................      276,186
            Other liabilities............................       66,357
                                                          ------------
               Total liabilities.........................    1,163,824
                                                          ------------
                 Net assets, at value.................... $658,639,895
                                                          ------------
          Net assets consist of:
            Undistributed net investment income.......... $ 16,763,647
            Net unrealized appreciation..................   98,598,670
            Accumulated net realized gain................   35,653,057
            Capital shares...............................  507,624,521
                                                          ------------
                 Net assets, at value.................... $658,639,895
                                                          ------------
          Class 1:
            Net assets, at value......................... $646,851,078
                                                          ------------
            Shares outstanding...........................   42,357,210
                                                          ------------
            Net asset value and offering price per share.       $15.27
                                                          ------------
          Class 2:
            Net assets, at value......................... $ 11,788,817
                                                          ------------
            Shares outstanding...........................      775,440
                                                          ------------
            Net asset value and offering price per share.       $15.20
                                                          ------------

FGI-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

       Investment income:
         Dividends......................................... $ 17,530,444
         Interest..........................................    2,796,437
                                                            ------------
           Total investment income.........................   20,326,881
                                                            ------------
       Expenses:
         Management fees (Note 3)..........................    3,503,479
         Distribution fees - Class 2 (Note 3)..............       15,677
         Transfer agent fees...............................       30,988
         Custodian fees....................................        7,364
         Reports to shareholders...........................       77,431
         Professional fees.................................       34,164
         Trustees' fees and expenses.......................        7,293
         Other.............................................        2,720
                                                            ------------
           Total expenses..................................    3,679,116
                                                            ------------
              Net investment income........................   16,647,765
                                                            ------------
       Realized and unrealized gains (losses):
         Net realized gain from investments................   37,731,780
         Net unrealized depreciation on investments........  (72,162,954)
                                                            ------------
       Net realized and unrealized loss....................  (34,431,174)
                                                            ------------
       Net decrease in net assets resulting from operations $(17,783,409)
                                                            ------------

                                                                         FGI-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                              2001           2000
                                                                         -----------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income............................................... $   16,647,765  $  22,698,592
    Net realized gain from investments..................................     37,731,780     65,004,861
    Net unrealized appreciation (depreciation) on investments...........    (72,162,954)    41,326,108
                                                                         -----------------------------
     Net increase (decrease) in net assets resulting from operations....    (17,783,409)   129,029,561
Distributions to shareholders from:
  Net investment income:
    Class 1.............................................................     (2,210,457)   (54,369,619)
    Class 2.............................................................        (15,510)       (77,721)
  Net realized gains:
    Class 1.............................................................    (65,292,798)  (101,076,618)
    Class 2.............................................................       (458,094)      (107,929)
                                                                         -----------------------------
  Total distributions to shareholders...................................   (67,976,859)   (155,631,887)
  Capital share transactions: (Note 2)
    Class 1.............................................................    (78,718,268)  (127,004,637)
    Class 2.............................................................      9,970,609      1,412,883
                                                                         -----------------------------
  Total capital share transactions......................................    (68,747,659)  (125,591,754)
    Net decrease in net assets..........................................   (154,507,927)  (152,194,080)
Net assets:
  Beginning of year.....................................................    813,147,822    965,341,902
                                                                         -----------------------------
  End of year...........................................................  $ 658,639,895  $ 813,147,822
                                                                         -----------------------------
Undistributed net investment income included in net assets:
  End of year........................................................... $   16,763,647  $   2,572,579
                                                                         -----------------------------

FGI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, 100% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge the Franklin Natural Resources Securities Fund into the Franklin Growth and Income Securities Fund, subject to approval by the shareholders of the Franklin Natural Resources Securities Fund.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

                                                                         FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $230,730 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $1,196,315, increase unrealized gains by $17,688, and increase realized gains by $1,178,627. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2001                        2000
                                               ------------------------------------------------------
                                                 Shares        Amount        Shares        Amount
Class 1 Shares:                                ------------------------------------------------------
Shares sold...................................   1,586,744  $  25,733,210    1,518,599  $  25,150,863
Shares issued in reinvestment of distributions   4,371,973     67,503,255   10,162,304    155,446,238
Shares redeemed............................... (10,844,202)  (171,954,733) (18,696,840)  (307,601,738)
                                               ------------------------------------------------------
Net decrease..................................  (4,885,485) $ (78,718,268)  (7,015,937) $(127,004,637)
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................   2,027,589  $  31,846,578      614,056  $   9,922,915
Shares issued in reinvestment of distributions      30,753        473,604       12,076        185,650
Shares redeemed...............................  (1,417,816)   (22,349,573)    (535,743)    (8,695,682)
                                               ------------------------------------------------------
Net increase..................................     640,526  $   9,970,609       90,389  $   1,412,883
                                               ------------------------------------------------------

FGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, was as follows:

                      Class 1
                        Ordinary income....... $20,560,268
                        Long-term capital gain  46,942,987
                                               -----------
                                               $67,503,255
                                               -----------
                      Class 2
                        Ordinary income....... $   144,252
                        Long-term capital gain     329,352
                                               -----------
                                               $   473,604
                                               -----------

At December 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $560,555,860 was as follows:

               Unrealized appreciation............. $108,509,147
               Unrealized depreciation.............  (11,027,487)
                                                    ------------
               Net unrealized appreciation......... $ 97,481,660
                                                    ------------
               Undistributed ordinary income....... $ 18,222,470
               Undistributed long-term capital gain   35,312,497
                                                    ------------
               Distributable earnings.............. $ 53,534,967
                                                    ------------

                                                                         FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $827,688,219 and $927,830,746, respectively.

6. CREDIT RISK

The Fund has 5.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

FGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                                                         FGI-19

                           FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The 12 months under review proved to be challenging for the securities markets, although high yield corporate bonds outperformed equities on a relative basis. High yield corporate bonds staged a modest, yet unsteady, rebound in 2001 as prices stabilized and market conditions generally improved, but remained mixed. The 10-year Treasury note's yield began 2001 at 5.12%, fluctuated throughout the reporting period and ulti-mately fell to 5.07% on December 31, 2001. The risk premium on high yield bonds, as measured by yield spread over U.S. Treasuries, decreased from 9.59% to 8.68% during the same time. Investors became concerned about the prolonged equity market volatility and weakening global economies, both of which cast a measure of doubt on future corporate earnings and, subsequently, the high yield debt market. On a positive note, the U.S. Federal Reserve Board (the Fed) and other central banks around the world delivered a series of short-term interest rate cuts, seeking to lay the foundation for economic recovery. Within this mixed environment, the Credit Suisse First Boston (CSFB) High Yield Index, an unmanaged portfolio constructed to mirror the high yield debt market, returned 5.80% during the 12-month period ended December 31, 2001./1 /

Except for a reduction in telecommunications, we did not make any major changes to the portfolio mix in the past year. We maintained our overweighted allocation to the wireless communications industry, which was the Fund's largest industry weighting as of December 31, 2001. The wireless industry benefited from U.S. cellular penetration rates, which hovers at about 40%, but still lagged levels of European industrialized countries, where penetration levels were often 70% and higher. Although its growth rates may likely slow over the next few years, we believe the wireless industry's robust expansion will continue largely due to the successful business models currently in place. Since our outlook for the wireless industry remains positive, we believe we will likely maintain our overweighted position, but at a reduced level.

1. Source: CSFB; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


 Portfolio Breakdown
 Franklin High Income Fund
 12/31/01

                                              % of Total
                       Sector/Industry        Net Assets
                       ---------------------------------

                       Wireless
                       Communications           20.1%

                       Cable Television         11.3%

                       Gaming/Leisure            9.4%

                       Telecommunications        8.5%

                       Energy                    5.4%

                       Transportation            5.2%

                       Health Care Services      4.5%

                       Metals/Mining             4.1%

                       Consumer Products         3.9%

                       Broadcasting              3.5%

                       Industrial                3.4%

                       Retail                    3.2%

                       Media                     2.9%

                       Containers & Packaging    2.6%

                       Utilities                 2.1%

                       Chemicals                 1.9%

                       Textiles & Apparel        1.1%

                       Financial Services        1.1%

                       Food & Beverage           0.9%

                       Technology/Information
                       Systems                   0.6%

                       Forest/Paper Products     0.5%

                       Short-Term Investments
                       & Other Net Assets        3.8%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Pay television represented the Fund's second-largest industry weighting, as we believe industry fundamentals are strong. Cable services demand remained healthy, driven largely by the introduction of new services such as high-speed Internet, digital cable, telephony and digital television. In addition to its favorable growth prospects, we like cable television's generally utility-like revenue streams -- an attribute we believe charac-terizes the industry as more defensive and better insulated from economic fluctuations.

The telecommunications industry comprised the Fund's fourth-largest allocation, although as previously mentioned we reduced it over the 12-month period. Lack of capital availability created funding gaps for many telecommunications companies, contributing to liquidity prob-lems. Although this process may be painful in the near term, not all companies are destined for failure, and we believe selected oppor-tunities exist within the sector over the long term. Other industry weightings did not vary materially, and we continued to emphasize what we believe are non-cyclical, more defensive industries.

Looking ahead, we hold a cautiously optimistic view for the high yield corporate bond market. The U.S. economy remains fragile, but we see positive signs for recovery. We believe that the Fed's proactive and aggressive monetary response, cutting interest rates 475 basis points (4.75%) in 2001, could alleviate some concerns regarding corporate earnings, supporting the economy and high yield bonds in 2002.

On a related note, we expect the default rate, which has been rising, to have peaked in 2001 and subsequently decline. Given that the majority of a given bond's price declines generally occur well before default, we believe that much of the price erosion that would occur with a peak in default rates has already occurred, setting the stage for continued price stability. On a valuation basis, the high yield market remains attractive historically, as the yield spread over Treasuries of 8.68% at year-end far exceeds the 5- and 10-year averages of 6.13% and 5.60%. Conse-quently, we believe there will be attractive opportunities for the Fund in the near term.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Franklin High Income Fund - Class 1
          Periods ended 12/31/01
                                                              Since
                                                            Inception
                                      1-Year 5-Year 10-Year (1/24/89)
          -----------------------------------------------------------
          Cumulative Total Return     +4.26% +2.04% +83.49% +120.31%
          Average Annual Total Return +4.26% +0.41%  +6.26%   +6.30%

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin High Income Fund - Class 1 and the CS First Boston High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (9)
The following line graph compares the performance of Franklin High Income Fund - Class 1 with that of the CS First Boston High Yield Index* based on a $10,000 investment from 1/1/92 to 12/31/01.


                                   Franklin High           CSFB High
                                   Income Fund -             Yield
                                      Class I                Index
--------------------------------------------------------------------
      01/01/1992                      $10,000               $10,000
      01/31/1992                      $10,321               $10,407
      02/29/1992                      $10,501               $10,660
      03/31/1992                      $10,642               $10,819
      04/30/1992                      $10,708               $10,828
      05/31/1992                      $10,859               $10,976
      06/30/1992                      $10,961               $11,084
      07/31/1992                      $11,170               $11,255
      08/31/1992                      $11,357               $11,410
      09/30/1992                      $11,446               $11,485
      10/31/1992                      $11,307               $11,365
      11/30/1992                      $11,526               $11,536
      12/31/1992                      $11,655               $11,666
      01/31/1993                      $11,873               $11,984
      02/28/1993                      $12,060               $12,222
      03/31/1993                      $12,239               $12,480
      04/30/1993                      $12,288               $12,551
      05/31/1993                      $12,407               $12,734
      06/30/1993                      $12,664               $12,964
      07/31/1993                      $12,756               $13,099
      08/31/1993                      $12,828               $13,211
      09/30/1993                      $12,828               $13,286
      10/31/1993                      $13,259               $13,529
      11/30/1993                      $13,341               $13,700
      12/31/1993                      $13,485               $13,872
      01/31/1994                      $13,772               $14,119
      02/28/1994                      $13,669               $14,140
      03/31/1994                      $13,022               $13,725
      04/30/1994                      $12,837               $13,541
      05/31/1994                      $12,878               $13,618
      06/30/1994                      $12,980               $13,527
      07/31/1994                      $12,958               $13,590
      08/31/1994                      $13,055               $13,688
      09/30/1994                      $13,098               $13,743
      10/31/1994                      $13,126               $13,752
      11/30/1994                      $13,039               $13,593
      12/31/1994                      $13,180               $13,737
      01/31/1995                      $13,396               $13,881
      02/28/1995                      $13,915               $14,223
      03/31/1995                      $14,055               $14,383
      04/30/1995                      $14,466               $14,703
      05/31/1995                      $14,865               $15,117
      06/30/1995                      $14,942               $15,217
      07/31/1995                      $15,150               $15,453
      08/31/1995                      $15,197               $15,496
      09/30/1995                      $15,358               $15,674
      10/31/1995                      $15,565               $15,848
      11/30/1995                      $15,519               $15,923
      12/31/1995                      $15,784               $16,125
      01/31/1996                      $16,084               $16,431
      02/29/1996                      $16,246               $16,519
      03/31/1996                      $16,131               $16,474
      04/30/1996                      $16,212               $16,563
      05/31/1996                      $16,338               $16,697
      06/30/1996                      $16,377               $16,734
      07/31/1996                      $16,543               $16,884
      08/31/1996                      $16,835               $17,068
      09/30/1996                      $17,241               $17,362
      10/31/1996                      $17,407               $17,508
      11/30/1996                      $17,724               $17,781
      12/31/1996                      $17,977               $18,128
      01/31/1997                      $18,092               $18,260
      02/28/1997                      $18,409               $18,603
      03/31/1997                      $17,952               $18,395
      04/30/1997                      $18,168               $18,559
      05/31/1997                      $18,587               $18,932
      06/30/1997                      $18,847               $19,189
      07/31/1997                      $19,347               $19,596
      08/31/1997                      $19,389               $19,702
      09/30/1997                      $19,777               $20,092
      10/31/1997                      $19,625               $20,090
      11/30/1997                      $19,860               $20,233
      12/31/1997                      $20,041               $20,417
      01/31/1998                      $20,318               $20,764
      02/28/1998                      $20,442               $20,926
      03/31/1998                      $20,677               $21,030
      04/30/1998                      $20,801               $21,188
      05/31/1998                      $20,786               $21,252
      06/30/1998                      $20,830               $21,296
      07/31/1998                      $20,967               $21,445
      08/31/1998                      $19,550               $19,989
      09/30/1998                      $19,534               $19,987
      10/31/1998                      $19,046               $19,589
      11/30/1998                      $20,280               $20,583
      12/31/1998                      $20,233               $20,535
      01/31/1999                      $20,462               $20,728
      02/28/1999                      $20,280               $20,685
      03/31/1999                      $20,479               $20,873
      04/30/1999                      $20,890               $21,334
      05/31/1999                      $20,448               $21,104
      06/30/1999                      $20,492               $21,114
      07/31/1999                      $20,478               $21,125
      08/31/1999                      $20,245               $20,937
      09/30/1999                      $20,028               $20,776
      10/31/1999                      $19,794               $20,674
      11/30/1999                      $20,225               $20,955
      12/31/1999                      $20,219               $21,209
      01/31/2000                      $20,199               $21,124
      02/29/2000                      $20,526               $21,255
      03/31/2000                      $19,849               $20,936
      04/30/2000                      $19,896               $20,905
      05/31/2000                      $19,381               $20,570
      06/30/2000                      $19,835               $21,031
      07/31/2000                      $19,896               $21,229
      08/31/2000                      $19,876               $21,371
      09/30/2000                      $19,381               $21,174
      10/31/2000                      $18,660               $20,516
      11/30/2000                      $17,302               $19,707
      12/31/2000                      $17,591               $20,104
      01/31/2001                      $18,991               $21,308
      02/28/2001                      $19,259               $21,523
      03/31/2001                      $18,745               $21,095
      04/30/2001                      $18,538               $20,875
      05/31/2001                      $18,950               $21,293
      06/30/2001                      $18,093               $20,963
      07/31/2001                      $18,463               $21,187
      08/31/2001                      $18,660               $21,484
      09/30/2001                      $17,180               $20,128
      10/31/2001                      $17,649               $20,587
      11/30/2001                      $18,414               $21,252
      12/31/2001                      $18,349               $21,265

Total Return                           83.49%             112.65%

*Source: CS First Boston; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           FH-3
              Past performance does not guarantee future results.

                                                FRANKLIN INCOME SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The year 2001 was a sobering experience for U.S. stock market investors, marking the second year in a row of major stock index declines. Slowing economic growth combined with overcapacity in several economic sectors, which led to a significant correction in business activity, spurred the market declines. Despite the Federal Reserve Board's (the Fed's) aggressive interest rate easing campaign beginning in early 2001, the combination of slowing economic growth, pervasive earnings disappointments and high valuations served to cool investors' appetites for equities. The tragic events on September 11, 2001, exacerbated this weakness. The bond market performed better, with flat to falling yields on short- to intermediate-maturity U.S. Treasuries during the year. This was due, in large part, to the Fed's rate easing campaign, slowing economic growth and investors seeking safe-haven instruments amid stock market volatility. Bond yields and prices move in an inverse relationship; as yields fall, bond prices rise.

In this environment of economic uncertainty and broad stock market weakness, the Fund's equity and bond sectors provided mixed per-formances, resulting in a slightly positive total return for Franklin Income Securities Fund. During the year under review, we took profits in several of our equity positions that performed well and looked less attractive to us on a valuation basis. At the same time, we focused our attention on additional investments in other select equities and high yield bonds due to their relative attractiveness.

Although certain high yield corporate bond subsectors, such as telecommunications, performed poorly over the past year, the overall sector held up reasonably well until late September 2001, when investors became increasingly concerned with sluggish economic growth and the prospect of a recession. Largely as a result, high yield corporate bond spreads over Treasuries (a common valuation measurement) widened to levels not seen since the last recession in 1990. We selectively added to the sector throughout the year with a focus on companies that, in our view, displayed strong market positions, solid asset backing and ample liquidity. New positions included issues from natural gas producer

Chesapeake Energy, U.K. yellow pages publisher Yell Finance, Canadian media company Quebecor Media, hotel and gaming company MGM Mirage, and hotel company HMH Properties (Host Marriott).

The Fund's foreign bonds were generally weak over the past 12 months as political and economic concerns in Latin America and Turkey weighed on the sector. We reduced our holdings throughout the year as we became increasingly concerned with Argentina's economic and political troubles. As a result of these sales, foreign government bonds represented 4.5% of the Fund's total net assets at period-end, down from 8.7% on December 31, 2000.

Although some of the Fund's typically defensive sectors, including electric utilities and energy, were not immune to general stock market weakness, several of our equity investments performed very well considering the difficult environment. In particular, the Fund's gold, consumer products and real estate investment trust (REIT) sectors were standouts, led by investments in Philip Morris, Vornado Realty Trust and Trizec Hahn (convertible into Barrick Gold).

Electric utilities declined during the year largely due to concerns related to the California power crisis and the potential impact of slowing economic growth on electricity demand in the future. Early in the year, we took the opportunity to sell some electric utility holdings during periods of strength, with a focus on reducing the Fund's exposure to the unregulated merchant power subsector. However, several electric utilities became more attractive to us on a price-to-earnings and dividend yield basis as a result of share price declines during 2001, leading to further investments in the sector. Despite the problems that several power producers experienced, many traditional electric utilities still offer steady, albeit slow, growth rates and attractive dividend yields, in our opinion. We remained focused on these types of investments in the current, uncertain economic time.

The REIT sector performed solidly during the year mainly as a result of the group's steady growth characteristics, attractive valuations and relatively high dividend yields. However, the hotel subsector in particular was not immune to the events of September 11, and several of our holdings suffered as a result of the subsequent travel slowdown. Business conditions did improve toward the end of the year for many travel-related companies, and we believe our holdings will continue to provide solid long-term investment returns. Although we took the opportunity to reduce our REIT holdings on strength earlier in the year,


 Top Five Bond Holdings
 Franklin Income Securities Fund
 12/31/01

                                                % of Total
                     Issuer                     Net Assets
                     -------------------------------------

                     FNMA                          9.1%

                     FHLMC                         1.4%

                     Conproca SA, S.F.,            1.4%

                     Adelphia Communications       1.4%

                     Republic of Brazil, L, FRN
                     3.188%, 4/15/06               1.3%

 Top Five Stock Holdings
 Franklin Income Securities Fund
 12/31/01

                       Company                 % of Total
                       Sector/Industry         Net Assets
                       ----------------------------------

                       Philip Morris Cos. Inc.    6.0%
                       Consumer Non-Durables

                       Canadian Oil Sands
                       Trust Units                1.6%
                       Energy Minerals

                       American Electric Power
                       Co. Inc.                   1.4%
                       Utilities

                       TXU Corp.                  1.4%
                       Utilities

                       Entergy Corp.              1.4%
                       Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

we also added to select names that appeared to offer compelling values within specific subgroups such as the industrial sector, including the Fund's investment in Liberty Property Trust and a new position in First Industrial Realty, at what we considered attractive levels.

In other sectors, we added to the Fund's position in General Motors and initiated a position in Ford Motor at relatively low levels as we believed these stocks' valuations largely reflected the auto industry's difficult operating environment. In addition to common stocks, we found that convertible bonds also offered many strong investment candidates leading to purchases of cable company Charter Communications, power semiconductor manufacturer International Rectifier and electronics contract manufacturer SCI Systems, which completed a merger with Sanmina in December.

Looking forward to next year, we will continue to focus on corporate bond investments as we believe this sector's valuations remain attractive. Stock market volatility has also presented us with many compelling investment opportunities, which we intend to pursue selectively. In this volatile and ever-changing environment, our fundamental research has become even more important, and we believe our value-oriented investment strategies will help achieve solid long-term investment returns for our shareholders. We remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.

Thank you for your support and interest in Franklin Income Securities Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                            1-Year  5-Year  10-Year  (1/24/89)
--------------------------------------------------------------
Cumulative Total Return      +0.98% +41.33% +144.29% +241.98%
Average Annual Total Return  +0.98%  +7.16%   +9.34%   +9.97%
Value of $10,000 Investment $10,098 $14,133  $24,429  $34,198


Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Income Securities Fund - Class 1, the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (11)
This graph compares the performance of Franklin Income Securities Fund -Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index*, the Lehman Brothers Government/Credit Index* and the Lipper VIP Income Funds Objective Average* from 1/1/92-12/31/01.



                     Franklin Income                      Lehman Brothers         Lipper VIP
                     Securities Fund                     Government/Credit       Income Funds
                       - Class I       S&P 500                 Index               Average
---------------------------------------------------------------------------------------------
      01/01/1992        $10,000        $10,000                $10,000              $10,000
      01/31/1992        $10,370         $9,814                 $9,852              $10,096
      02/29/1992        $10,614         $9,941                 $9,904              $10,291
      03/31/1992        $10,669         $9,748                 $9,850              $10,206
      04/30/1992        $10,787        $10,033                 $9,909              $10,341
      05/31/1992        $10,992        $10,083                $10,101              $10,507
      06/30/1992        $11,084         $9,932                $10,249              $10,490
      07/31/1992        $11,368        $10,338                $10,511              $10,800
      08/31/1992        $11,360        $10,127                $10,604              $10,747
      09/30/1992        $11,327        $10,246                $10,750              $10,823
      10/31/1992        $11,211        $10,281                $10,585              $10,820
      11/30/1992        $11,278        $10,631                $10,576              $11,029
      12/31/1992        $11,420        $10,761                $10,758              $11,195
      01/31/1993        $11,671        $10,852                $10,992              $11,397
      02/28/1993        $11,906        $10,999                $11,221              $11,563
      03/31/1993        $12,132        $11,231                $11,259              $11,814
      04/30/1993        $12,233        $10,960                $11,346              $11,736
      05/31/1993        $12,392        $11,252                $11,340              $11,940
      06/30/1993        $12,627        $11,285                $11,597              $12,065
      07/31/1993        $12,842        $11,240                $11,672              $12,159
      08/31/1993        $13,048        $11,666                $11,940              $12,432
      09/30/1993        $13,124        $11,576                $11,982              $12,502
      10/31/1993        $13,355        $11,815                $12,031              $12,631
      11/30/1993        $13,278        $11,703                $11,895              $12,489
      12/31/1993        $13,544        $11,845                $11,947              $12,687
      01/31/1994        $13,664        $12,248                $12,127              $12,917
      02/28/1994        $13,476        $11,916                $11,862              $12,719
      03/31/1994        $12,970        $11,397                $11,572              $12,260
      04/30/1994        $12,944        $11,543                $11,476              $12,272
      05/31/1994        $12,850        $11,731                $11,455              $12,298
      06/30/1994        $12,750        $11,444                $11,429              $12,120
      07/31/1994        $12,954        $11,819                $11,657              $12,364
      08/31/1994        $13,122        $12,303                $11,662              $12,608
      09/30/1994        $13,006        $12,002                $11,486              $12,434
      10/31/1994        $13,040        $12,271                $11,473              $12,505
      11/30/1994        $12,881        $11,825                $11,452              $12,234
      12/31/1994        $12,694        $12,000                $11,528              $12,278
      01/31/1995        $12,828        $12,310                $11,749              $12,424
      02/28/1995        $13,050        $12,789                $12,022              $12,733
      03/31/1995        $13,218        $13,167                $12,102              $12,913
      04/30/1995        $13,600        $13,554                $12,272              $13,195
      05/31/1995        $14,071        $14,095                $12,786              $13,630
      06/30/1995        $14,228        $14,422                $12,888              $13,829
      07/31/1995        $14,426        $14,899                $12,838              $14,105
      08/31/1995        $14,567        $14,936                $13,002              $14,231
      09/30/1995        $14,898        $15,566                $13,135              $14,517
      10/31/1995        $14,889        $15,510                $13,328              $14,479
      11/30/1995        $15,135        $16,190                $13,548              $14,816
      12/31/1995        $15,540        $16,502                $13,747              $15,059
      01/31/1996        $15,983        $17,063                $13,832              $15,412
      02/29/1996        $15,719        $17,222                $13,539              $15,358
      03/31/1996        $15,710        $17,387                $13,425              $15,396
      04/30/1996        $15,644        $17,643                $13,333              $15,410
      05/31/1996        $15,824        $18,096                $13,310              $15,581
      06/30/1996        $16,169        $18,165                $13,487              $15,737
      07/31/1996        $15,878        $17,362                $13,518              $15,348
      08/31/1996        $16,119        $17,729                $13,484              $15,554
      09/30/1996        $16,440        $18,725                $13,724              $16,058
      10/31/1996        $16,721        $19,242                $14,044              $16,339
      11/30/1996        $17,213        $20,694                $14,303              $16,955
      12/31/1996        $17,294        $20,285                $14,144              $16,807
      01/31/1997        $17,555        $21,550                $14,161              $17,167
      02/28/1997        $17,827        $21,721                $14,191              $17,273
      03/31/1997        $17,435        $20,830                $14,022              $16,950
      04/30/1997        $17,496        $22,072                $14,226              $17,252
      05/31/1997        $18,078        $23,414                $14,359              $17,773
      06/30/1997        $18,442        $24,462                $14,531              $18,184
      07/31/1997        $18,905        $26,407                $14,976              $18,875
      08/31/1997        $18,795        $24,928                $14,808              $18,533
      09/30/1997        $19,402        $26,292                $15,040              $19,085
      10/31/1997        $19,072        $25,414                $15,281              $18,906
      11/30/1997        $19,600        $26,591                $15,362              $19,278
      12/31/1997        $20,251        $27,048                $15,523              $19,537
      01/31/1998        $20,053        $27,345                $15,742              $19,648
      02/28/1998        $20,362        $29,317                $15,711              $20,066
      03/31/1998        $20,991        $30,818                $15,759              $20,510
      04/30/1998        $20,726        $31,129                $15,838              $20,489
      05/31/1998        $20,484        $30,594                $16,008              $20,446
      06/30/1998        $20,512        $31,836                $16,171              $20,612
      07/31/1998        $20,014        $31,499                $16,184              $20,361
      08/31/1998        $18,943        $26,950                $16,500              $19,469
      09/30/1998        $20,049        $28,678                $16,971              $20,216
      10/31/1998        $20,122        $31,009                $16,851              $20,520
      11/30/1998        $20,621        $32,888                $16,952              $20,985
      12/31/1998        $20,584        $34,783                $16,994              $21,273
      01/31/1999        $20,244        $36,237                $17,115              $21,364
      02/28/1999        $19,649        $35,110                $16,708              $20,858
      03/31/1999        $19,892        $36,514                $16,791              $21,160
      04/30/1999        $20,951        $37,927                $16,833              $21,871
      05/31/1999        $20,951        $37,032                $16,660              $21,696
      06/30/1999        $20,951        $39,087                $16,608              $21,877
      07/31/1999        $20,708        $37,868                $16,562              $21,614
      08/31/1999        $20,764        $37,678                $16,548              $21,484
      09/30/1999        $20,570        $36,646                $16,697              $21,310
      10/31/1999        $20,597        $38,966                $16,741              $21,617
      11/30/1999        $20,198        $39,757                $16,731              $21,619
      12/31/1999        $20,212        $42,098                $16,629              $21,879
      01/31/2000        $20,335        $39,985                $16,624              $21,616
      02/29/2000        $20,018        $39,229                $16,832              $21,495
      03/31/2000        $20,320        $43,066                $17,076              $22,243
      04/30/2000        $21,003        $41,770                $16,992              $22,059
      05/31/2000        $21,404        $40,913                $16,977              $22,103
      06/30/2000        $21,532        $41,924                $17,323              $22,357
      07/31/2000        $21,789        $41,270                $17,507              $22,496
      08/31/2000        $23,024        $43,833                $17,753              $23,314
      09/30/2000        $23,473        $41,518                $17,821              $23,207
      10/31/2000        $23,104        $41,344                $17,933              $23,066
      11/30/2000        $22,945        $38,086                $18,240              $22,577
      12/31/2000        $24,205        $38,273                $18,599              $23,254
      01/31/2001        $24,287        $39,631                $18,912              $23,733
      02/28/2001        $24,683        $36,021                $19,106              $23,244
      03/31/2001        $24,288        $33,741                $19,194              $22,772
      04/30/2001        $24,815        $36,359                $19,050              $23,380
      05/31/2001        $25,341        $36,603                $19,161              $23,605
      06/30/2001        $24,801        $35,713                $19,253              $23,397
      07/31/2001        $24,576        $35,363                $19,732              $23,444
      08/31/2001        $24,895        $33,153                $19,985              $23,212
      09/30/2001        $23,630        $30,478                $20,169              $22,306
      10/31/2001        $23,744        $31,060                $20,681              $22,723
      11/30/2001        $24,235        $33,442                $20,342              $23,298
      12/31/2001        $24,429        $33,736                $20,181              $23,429

Total Return            144.29%        237.36%                101.81%              134.29%

* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

                                                                        Class 1
                                                 ----------------------------------------------------
                                                                Year Ended December 31,
                                                 ----------------------------------------------------
                                                   2001      2000      1999       1998        1997
                                                 ----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $  14.70  $  14.69  $  16.92  $    18.37  $    17.21
                                                 ----------------------------------------------------
Income from investment operations:
  Net investment income/a,c/....................     1.09      1.17      1.19        1.37        1.40
  Net realized and unrealized gains (losses)/c/.     (.92)     1.40     (1.43)      (1.07)       1.38
                                                 ----------------------------------------------------
Total from investment operations................      .17      2.57      (.24)        .30        2.78
                                                 ----------------------------------------------------
Less distributions from:
  Net investment income.........................    (1.03)    (1.85)    (1.46)      (1.42)      (1.33)
  Net realized gains............................     (.88)     (.71)     (.53)       (.33)       (.29)
                                                 ----------------------------------------------------
Total distributions.............................    (1.91)    (2.56)    (1.99)      (1.75)      (1.62)
                                                 ----------------------------------------------------
Net asset value, end of year.................... $  12.96  $  14.70  $  14.69  $    16.92  $    18.37
                                                 ----------------------------------------------------

Total return/b/.................................     .98%    19.77%   (1.82)%       1.64%      17.09%

Ratios/supplemental data
Net assets, end of year (000's)................. $527,047  $647,370  $775,116  $1,185,840  $1,406,787
Ratios to average net assets:
  Expenses......................................     .53%      .50%      .50%        .49%        .50%
  Net investment income/c/......................    7.90%     8.21%     7.41%       6.94%       7.53%
Portfolio turnover rate.........................   32.52%    23.92%    11.89%      12.22%      14.68%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in an increase to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.008, and an increase in the ratio of net investment income to average net assets by .06% for the year ended December 31, 2001.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

                                                            Class 2
                                                   -----------------------
                                                    Year Ended December 31,
                                                   -----------------------
                                                    2001    2000   1999/c/
                                                   -----------------------
  Per share operating performance
  (for a share outstanding throughout the year)
  Net asset value, beginning of year.............. $14.66  $14.65   $17.07
                                                   -----------------------
  Income from investment operations:
    Net investment income/a,e/....................   1.03    1.14     1.10
    Net realized and unrealized gains (losses)/e/.   (.90)   1.39    (1.53)
                                                   -----------------------
  Total from investment operations................    .13    2.53     (.43)
                                                   -----------------------
  Less distributions from:
    Net investment income.........................  (1.03)  (1.81)   (1.46)
    Net realized gains............................   (.88)   (.71)    (.53)
                                                   -----------------------
  Total distributions.............................  (1.91)  (2.52)   (1.99)
                                                   -----------------------
  Net asset value, end of year.................... $12.88  $14.66   $14.65
                                                   -----------------------

  Total return/b/.................................   .76%  19.43%  (2.93)%

  Ratios/supplemental data
  Net assets, end of year (000's)................. $9,067  $2,534   $1,302
  Ratios to average net assets:
    Expenses......................................   .78%    .75%     .75%/d/
    Net investment income/e/......................  7.68%   7.99%    7.36%/d/
  Portfolio turnover rate......................... 32.52%  23.92%   11.89%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized
/e/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in an increase to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of $.008, and an increase in the ratio of net investment income to average net assets by .06% for the year ended December 31, 2001.

FI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001

                                                    COUNTRY       SHARES         VALUE
-------------------------------------------------------------------------------------------
Common Stocks 30.3%
Communications .1%
Telecom Argentina Stet-France Telecom SA, B, ADR   Argentina        100,000 $       652,000
                                                                            ---------------
Consumer Durables 1.4%
Ford Motor Co................................... United States       86,600       1,361,352
General Motors Corp............................. United States      125,000       6,075,000
                                                                            ---------------
                                                                                  7,436,352
                                                                            ---------------
Consumer Non-Durables 7.1%
Philip Morris Cos. Inc.......................... United States      700,000      32,095,000
R.J. Reynolds Tobacco Holdings Inc.............. United States       61,600       3,468,080
UST Inc......................................... United States       70,000       2,450,000
                                                                            ---------------
                                                                                 38,013,080
                                                                            ---------------
Electronic Technology .1%
Rockwell International Corp..................... United States       30,000         535,800
                                                                            ---------------
Finance .2%
JP Morgan Chase & Co............................ United States       30,000       1,090,500
                                                                            ---------------
Energy Minerals 2.1%
Canadian Oil Sands Trust Units..................     Canada         350,000       8,441,660
Petroleo Brasileiro SA, ADR.....................     Brazil         130,000       3,029,000
                                                                            ---------------
                                                                                 11,470,660
                                                                            ---------------
Non-Energy Minerals 1.8%
Anglo American Platinum Corp. Ltd., ADR.........  South Africa       65,000       2,421,175
Anglo American PLC, ADR......................... United Kingdom      40,000         604,400
AngloGold Ltd., ADR.............................  South Africa      191,300       3,454,878
Impala Platinum Holdings Ltd., ADR..............  South Africa       60,000       2,813,172
/a/Kinross Gold Corp............................     Canada         850,000         633,673
                                                                            ---------------
                                                                                  9,927,298
                                                                            ---------------
Real Estate 1.5%
Felcor Lodging Trust Inc........................ United States      197,700       3,303,567
First Industrial Realty Trust Inc............... United States       50,000       1,555,000
Liberty Property Trust.......................... United States       60,000       1,791,000
ProLogis Trust.................................. United States       63,200       1,359,432
                                                                            ---------------
                                                                                  8,008,999
                                                                            ---------------
Utilities 16.0%
American Electric Power Co. Inc................. United States      175,000       7,617,750
Cinergy Corp.................................... United States      155,000       5,181,650
Dominion Resources Inc.......................... United States       65,000       3,906,500
DTE Energy Co................................... United States       45,000       1,887,300
/a/Edison International......................... United States       90,000       1,359,000
Energy East Corp................................ United States      143,900       2,732,661
Entergy Corp.................................... United States      190,000       7,430,900
Exelon Corp..................................... United States       65,000       3,112,200
FirstEnergy Corp................................ United States      185,000       6,471,314
FPL Group Inc................................... United States       37,000       2,086,800
Hawaiian Electric Industries Inc................ United States       60,000       2,416,800
KeySpan Corp.................................... United States       60,000       2,079,000
/a/PG & E Corp.................................. United States       47,800         919,672
Potomac Electric Power Co....................... United States      140,000       3,159,800
Public Service Enterprise Group Inc............. United States      160,000       6,750,400

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                 COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities (cont.)
Reliant Energy Inc........................................... United States     166,000 $     4,402,320
Sempra Energy................................................ United States     135,000       3,314,250
Sierra Pacific Resources..................................... United States     110,000       1,655,500
Southern Co.................................................. United States     170,000       4,309,500
TXU Corp..................................................... United States     160,000       7,544,000
Xcel Energy Inc.............................................. United States     260,000       7,212,400
                                                                                        ---------------
                                                                                             85,549,717
                                                                                        ---------------
Total Common Stocks (Cost $111,262,093)......................                               162,684,406
                                                                                        ---------------
Preferred Stocks
/a/Process Industries
 Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Cost $7,620,962)..   Indonesia    10,073,000         107,076
                                                                                        ---------------
Convertible Preferred Stocks 10.2%
Energy Minerals 2.6%
/a/Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A........... United States      18,000         945,000
Kerr-McGee Corp., 5.50%, cvt. pfd............................ United States      70,000       2,598,750
Lomak Financing Trust, 5.75%, cvt. pfd....................... United States     140,000       3,937,500
Newfield Financial Trust I, 6.50%, cvt. pfd.................. United States      65,000       3,545,191
Nuevo Financing I, 5.75%, cvt. pfd., A....................... United States      90,000       2,691,000
                                                                                        ---------------
                                                                                             13,717,441
                                                                                        ---------------
Finance 4.0%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K... United States     115,000       3,214,250
Archstone-Smith Trust, cvt. pfd., A.......................... United States      60,000       2,124,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A........... United States     210,000       4,431,000
Host Marriott Corp., 6.75%, cvt. pfd......................... United States     100,000       3,479,600
Innkeepers USA Trust, 8.625%, cvt. pfd., A................... United States     125,000       2,906,250
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A........ United States     140,000       3,330,600
Vornado Realty Trust, 6.50%, cvt. pfd., A.................... United States      35,000       2,012,500
                                                                                        ---------------
                                                                                             21,498,200
                                                                                        ---------------
Industrial Services .7%
/a/Enron Corp. Into EOG Resources, 7.00%, cvt. pfd........... United States      62,500         293,750
Weatherford International Inc., 5.00%, cvt. pfd.............. United States      70,000       3,242,890
                                                                                        ---------------
                                                                                              3,536,640
                                                                                        ---------------
Non-Energy Minerals .5%
Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold United States      50,000       1,155,000
/a/Hecla Mining Co., 7.00%, cvt. pfd., B..................... United States      70,000         564,200
Newmont Mining Corp., 6.50%, cvt. pfd........................ United States      20,000         867,000
                                                                                        ---------------
                                                                                              2,586,200
                                                                                        ---------------
Process Industries .2%
Georgia-Pacific Corp., 7.50%, cvt. pfd....................... United States      38,000       1,181,420
                                                                                        ---------------
Retail Trade .1%
Kmart Financing I, 7.75%, cvt. pfd........................... United States      30,000         870,000
                                                                                        ---------------
Transportation .6%
Union Pacific Capital Trust, 6.25%, cvt. pfd................. United States      70,000       3,335,500
                                                                                        ---------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                         COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks (cont.)
Utilities 1.5%
CMS Energy Trust I, 7.75%, cvt. pfd.................................. United States         160,000 $     5,880,000
Dominion Resources Inc., 9.50%, cvt. pfd............................. United States          25,000       1,493,000
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E........................ United States          25,000         491,250
                                                                                                    ---------------
                                                                                                          7,864,250
                                                                                                    ---------------
Total Convertible Preferred Stocks (Cost $63,977,619)................                                    54,589,651
                                                                                                    ---------------

                                                                                       PRINCIPAL
                                                                                       AMOUNT/e/
                                                                                    ---------------
Bonds 25.4%
/b/Commercial Services
AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 United States $     1,000,000             100
                                                                                                    ---------------
Communications 2.4%
American Cellular Corp., senior sub. note, 144A, 9.50%, 10/15/09..... United States       2,900,000       2,827,500
Crown Castle International Corp., senior note, 9.375%, 8/01/11....... United States       1,000,000         922,500
Dobson Communications Corp., senior note, 10.875%, 7/01/10........... United States       2,800,000       2,905,000
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09..........    Bermuda          5,700,000         655,500
McLeodUSA Inc., senior note, 11.375%, 1/01/09........................ United States       2,600,000         598,000
McLeodUSA Inc., senior note, 8.125%, 2/15/09......................... United States       1,600,000         344,000
/b/Metrocall Inc., senior sub. note, 11.00%, 9/15/08................. United States       3,000,000          45,000
/b/XO Communications Inc., senior note, 10.75%, 6/01/09.............. United States       4,000,000         520,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11.............. United States       3,400,000       2,745,500
Voicestream Wireless Corp., senior note, 10.375%, 11/15/09........... United States         652,000         743,280
Williams Communications Group Inc., senior note, 10.875%, 10/01/09... United States         790,000         327,850
                                                                                                    ---------------
                                                                                                         12,634,130
                                                                                                    ---------------
/b/Consumer Durables .2%
E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06........... United States       3,750,000         839,063
                                                                                                    ---------------
Consumer Non-Durables 1.6%
Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08.........   Argentina         1,900,000         384,750
Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11................. United States         500,000         525,000
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07................. United States       1,697,000       1,400,025
Evenflo Company Inc., senior note, B, 11.75%, 8/15/06................ United States       2,700,000         259,875
Hartmarx Corp., senior sub. note, 10.875%, 1/15/02................... United States       3,400,000       3,213,000
Playtex Products Inc., senior sub. note, 9.375%, 6/01/11............. United States         500,000         530,000
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08.... United States       5,800,000       2,349,000
                                                                                                    ---------------
                                                                                                          8,661,650
                                                                                                    ---------------
Consumer Services 8.0%
Adelphia Communications Corp., senior note, 7.875%, 5/01/09.......... United States       3,400,000       3,132,250
Adelphia Communications Corp., senior note, 10.875%, 10/01/10........ United States       1,200,000       1,231,500
/b/AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06. United States         650,000           9,750
Cablevision SA, 13.75%, 5/01/09......................................   Argentina         2,000,000         500,000
Canwest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11.........    Canada           3,000,000       3,206,250
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09.......... United States       3,200,000       3,296,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23................. United States       3,000,000       3,213,750
EchoStar Broadband Corp., senior note, 10.375%, 10/01/07............. United States       4,100,000       4,315,250
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06.............. United States         500,000         488,125
Felcor Lodging LP, senior note, 144A, 9.50%, 9/15/08................. United States       1,600,000       1,608,000
HMH Properties Inc., senior note, C, 8.45%, 12/01/08................. United States       1,600,000       1,528,000
Lone Cypress Co., sub. note, 11.50%, 8/01/09......................... United States       5,167,842       5,116,164

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                          PRINCIPAL
                                                                             COUNTRY      AMOUNT/e/       VALUE
--------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Consumer Services (cont.)
MGM Mirage Inc., 8.375%, 2/01/11......................................... United States  $ 1,600,000 $     1,588,000
NTL Communications Corp., senior note, B, 11.875%, 10/01/10.............. United Kingdom   3,900,000       1,384,500
Six Flags Inc., senior note, 9.50%, 2/01/09.............................. United States    1,700,000       1,719,125
Spanish Broadcasting Systems, A, senior sub. note, 144A, 9.625%, 11/01/09 United States    2,100,000       2,089,500
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10.................. United States    3,100,000       3,165,875
Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04......... United States    1,000,000       1,005,000
Yell Finance BV, senior note, 10.75%, 8/01/11............................  Netherlands     1,700,000       1,836,000
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11............... United States    2,500,000       2,337,500
                                                                                                     ---------------
                                                                                                          42,770,539
                                                                                                     ---------------
Electronic Technology 1.6%
Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09................. United States    3,900,000       3,510,000
/b/Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04................... United States    6,000,000       1,350,000
Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09......... United States    3,500,000       3,736,250
                                                                                                     ---------------
                                                                                                           8,596,250
                                                                                                     ---------------
Energy Minerals 3.3%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11.................... United States    2,500,000       2,437,500
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10............     Mexico       6,500,000       7,507,500
Denbury Management Inc., senior sub. note, 9.00%, 3/01/08................ United States    3,000,000       2,805,000
Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07........... United States    3,000,000       2,715,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08............ United States    1,200,000       1,293,000
Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06.............. United States    1,000,000       1,015,000
                                                                                                     ---------------
                                                                                                          17,773,000
                                                                                                     ---------------
Finance .4%
Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06.................... United States    1,800,000       1,971,222
                                                                                                     ---------------
/b/Health Technology
Dade International Inc., senior sub. note, 11.125%, 5/01/06.............. United States    1,200,000         510,000
                                                                                                     ---------------
Industrial Services 1.3%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09.... United States    4,000,000       4,140,000
/b/First Wave Marine Inc., senior note, 11.00%, 2/01/08.................. United States    1,000,000          80,000
Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08....... United States    1,000,000       1,026,250
Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08. United States      400,000         410,500
R&B Falcon Corp., senior note, B, 6.50%, 4/15/03......................... United States    1,500,000       1,542,150
                                                                                                     ---------------
                                                                                                           7,198,900
                                                                                                     ---------------
Non-Energy Minerals .3%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08.................... United States      800,000         832,000
Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08..... United States      800,000         772,000
                                                                                                     ---------------
                                                                                                           1,604,000
                                                                                                     ---------------
Process Industries 3.7%
Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11........ United States      700,000         749,000
/b/Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03........... United States   10,000,000       2,450,000
Equistar Chemical, senior note, 10.125%, 9/01/08......................... United States    3,700,000       3,737,000
Four M Corp., senior note, B, 12.00%, 6/01/06............................ United States    2,000,000       1,980,000
Hercules Inc., senior note, 11.125%, 11/15/07............................ United States    1,700,000       1,785,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                       PRINCIPAL
                                                                           COUNTRY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Process Industries (cont.)
Printpack Inc., senior sub. note, B, 10.625%, 8/15/06.................. United States $ 4,000,000 $     4,180,000
/b/RBX Corp., senior sub. note, B, 11.25%, 10/15/05.................... United States  10,000,000          50,000
Riverwood International, senior sub. note, 10.875%, 4/01/08............ United States   3,500,000       3,570,000
/b/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04.........   Indonesia     8,000,000       1,280,000
                                                                                                  ---------------
                                                                                                       19,781,000
                                                                                                  ---------------
Producer Manufacturing 1.4%
Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06........... United States   1,200,000       1,176,000
Nortek Inc., senior sub. note, 9.875%, 6/15/11......................... United States   3,500,000       3,482,500
Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06.... United States   2,000,000       1,310,000
/b/Thermadyne Holdings Corp., senior sub. note, 10.75%, 11/01/03....... United States   2,696,000             270
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07......    Canada       2,350,000       1,656,750
                                                                                                  ---------------
                                                                                                        7,625,520
                                                                                                  ---------------
Retail Trade .1%
Rite Aid Corp., 7.70%, 2/15/27......................................... United States     400,000         278,000
                                                                                                  ---------------
/b/Technology Services
PSINET Inc., senior note, 10.50%, 12/01/06............................. United States   2,000,000         160,000
                                                                                                  ---------------
Utilities 1.1%
AES Corp., senior note, 8.75%, 6/15/08................................. United States   4,300,000       3,805,500
Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08.........    Canada       1,500,000       1,373,553
Calpine Corp., senior note, 8.50%, 2/15/11............................. United States     700,000         637,946
                                                                                                  ---------------
                                                                                                        5,816,999
                                                                                                  ---------------
Total Bonds (Cost $195,949,857)........................................                               136,220,373
                                                                                                  ---------------
Convertible Bonds 7.1%
Consumer Durables .1%
Exide Technologies Corp., cvt., senior sub. note, 144A, 2.90%, 12/15/05 United States   5,000,000         375,000
                                                                                                  ---------------
Consumer Services .9%
Adelphia Communications Corp., cvt., 6.00%, 2/15/06.................... United States   3,400,000       2,970,750
Charter Communications Inc., cvt., 4.75%, 6/01/06...................... United States   2,000,000       1,827,500
                                                                                                  ---------------
                                                                                                        4,798,250
                                                                                                  ---------------
Electronic Technology 1.8%
International Rectifier Corp., cvt., 4.25%, 7/15/07.................... United States   1,000,000         827,500
Juniper Networks Inc., cvt., 4.75%, 3/15/07............................ United States   1,150,000         836,625
SCI Systems Inc., cvt., 3.00%, 3/15/07................................. United States   1,400,000       1,160,250
Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06...................... United States   7,925,000       6,855,125
                                                                                                  ---------------
                                                                                                        9,679,500
                                                                                                  ---------------
Health Technology .2%
ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08................... United States   1,150,000       1,343,683
                                                                                                  ---------------
Industrial Services .3%
Key Energy Services Inc., cvt., 5.00%, 9/15/04......................... United States   2,000,000       1,875,000
                                                                                                  ---------------
Non-Energy Minerals 1.7%
Ashanti Capital Ltd., cvt., 5.50%, 3/15/03.............................     Ghana       5,000,000       4,081,250
Coeur d'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02....... United States     100,000          35,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                                       PRINCIPAL
                                                                                                           COUNTRY     AMOUNT/e/
----------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Non-Energy Minerals (cont.)
Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04............................................. United States $ 6,000,000
Trizec Hahn Corp. into Barrick Gold (ABX), cvt. senior deb., 3.00%, 1/29/21............................    Canada       5,000,000



Real Estate 2.1%
Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08........................ United States   3,000,000
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02.................................................... United States   4,000,000
Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04........................................... United States   5,000,000



Total Convertible Bonds (Cost $47,803,749).............................................................

Zero Coupon/Step-Up Bonds 4.8%
/b/AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25% thereafter, 3/15/06.. United States   2,438,000
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12...............................................   Indonesia    11,500,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 United States   4,500,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50%
 thereafter, 1/15/11................................................................................... United States   2,000,000
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11.. United States   5,800,000
Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09......................................... United States   8,000,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter, 12/01/08..... United States   4,500,000
Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04, 12.00% thereafter, 6/01/09.    Canada       3,000,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08......... United States   6,500,000
Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08........ United States   5,300,000
Quebecor Media Inc. senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11................    Canada       4,500,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09......... United States   2,800,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875% thereafter, 3/15/10........ United States   4,200,000
United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04, 12.50%
 thereafter, 8/01/09...................................................................................  Netherlands    1,001,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09..... United States   1,106,000
XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09............ United States   4,000,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11...................  Netherlands    3,300,000

Total Zero Coupon/Step-Up Bonds (Cost $47,385,641).....................................................

U.S. Government and Agency Securities 10.5%
FHLMC, 6.875%, 1/15/05................................................................................. United States   7,000,000
/d/FNMA, 6.50%, 1/01/29................................................................................ United States  17,000,000
FNMA, 6.50%, 2/01/31................................................................................... United States     360,481
FNMA, 6.50%, 4/01/31................................................................................... United States     747,972
FNMA, 6.50%, 5/01/31................................................................................... United States   5,013,553
FNMA, 6.50%, 6/01/31................................................................................... United States  12,883,795
FNMA, 6.50%, 7/01/31................................................................................... United States   6,566,550
FNMA, 6.50%, 8/01/31................................................................................... United States   5,926,270

Total U.S. Government and Agency Securities (Cost $55,126,393).........................................

Foreign Government and Agency Securities 4.5%
Republic of Argentina, L, 6.00%, 3/31/23...............................................................   Argentina     7,900,000
Republic of Brazil, 10.25%, 1/11/06....................................................................    Brazil       3,065,000
Republic of Brazil, 11.00%, 8/17/40....................................................................    Brazil       3,015,000
Republic of Brazil, L, FRN, 3.188%, 4/15/06............................................................    Brazil       7,848,000

                                                                                                             VALUE
-----------------------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Non-Energy Minerals (cont.)
Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04............................................. $     1,920,000
Trizec Hahn Corp. into Barrick Gold (ABX), cvt. senior deb., 3.00%, 1/29/21............................       2,918,750
                                                                                                        ---------------
                                                                                                              8,955,000
                                                                                                        ---------------
Real Estate 2.1%
Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08........................       3,187,500
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02....................................................       3,940,000
Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04...........................................       4,053,800
                                                                                                        ---------------
                                                                                                             11,181,300
                                                                                                        ---------------
Total Convertible Bonds (Cost $47,803,749).............................................................      38,207,733
                                                                                                        ---------------
Zero Coupon/Step-Up Bonds 4.8%
/b/AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25% thereafter, 3/15/06..          36,570
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12...............................................         287,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11       3,279,375
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50%
 thereafter, 1/15/11...................................................................................       1,330,000
Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11..       3,596,000
Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09.........................................       2,040,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter, 12/01/08.....       1,305,000
Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04, 12.00% thereafter, 6/01/09.       1,395,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08.........       4,485,000
Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125% thereafter, 4/15/08........         265,000
Quebecor Media Inc. senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11................       2,750,625
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09.........         742,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875% thereafter, 3/15/10........         987,000
United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04, 12.50%
 thereafter, 8/01/09...................................................................................          85,085
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09.....         959,455
XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09............         340,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11...................       2,029,500
                                                                                                        ---------------
Total Zero Coupon/Step-Up Bonds (Cost $47,385,641).....................................................      25,913,110
                                                                                                        ---------------
U.S. Government and Agency Securities 10.5%
FHLMC, 6.875%, 1/15/05.................................................................................       7,575,988
/d/FNMA, 6.50%, 1/01/29................................................................................      17,021,250
FNMA, 6.50%, 2/01/31...................................................................................         361,602
FNMA, 6.50%, 4/01/31...................................................................................         749,421
FNMA, 6.50%, 5/01/31...................................................................................       5,023,266
FNMA, 6.50%, 6/01/31...................................................................................      12,908,756
FNMA, 6.50%, 7/01/31...................................................................................       6,579,272
FNMA, 6.50%, 8/01/31...................................................................................       5,937,753
                                                                                                        ---------------
Total U.S. Government and Agency Securities (Cost $55,126,393).........................................      56,157,308
                                                                                                        ---------------
Foreign Government and Agency Securities 4.5%
Republic of Argentina, L, 6.00%, 3/31/23...............................................................       3,436,500
Republic of Brazil, 10.25%, 1/11/06....................................................................       2,930,906
Republic of Brazil, 11.00%, 8/17/40....................................................................       2,329,088
Republic of Brazil, L, FRN, 3.188%, 4/15/06............................................................       6,886,620

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                        PRINCIPAL
                                                                                            COUNTRY     AMOUNT/e/
-------------------------------------------------------------------------------------------------------------------------
Foreign Government and Agency Securities (cont.)
Republic of Bulgaria, FRN, 4.563%, 7/28/11..............................................   Bulgaria    $ 4,950,000
Republic of South Africa, 12.00%, 2/28/05............................................... South Africa   23,000,000 ZAR
Republic of Turkey, 12.375%, 6/15/09....................................................    Turkey       2,000,000

Total Foreign Government and Agency Securities (Cost $26,623,957).......................

Total Long Term Investments (Cost $555,750,271).........................................

/c/Repurchase Agreement 8.8%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $47,106,425)
 (Cost $47,102,183)..................................................................... United States  47,102,183
  ABN AMRO Inc. (Maturity Value $4,108,622)
  Barclays Capital Inc. (Maturity Value $4,108,622)
  Bear, Stearns & Co., Inc. (Maturity Value $2,739,239)
  BMO Nesbitt Burns Corp. (Maturity Value $4,108,622)
  BNP Paribas Securities Corp. (Maturity Value $4,108,622)
  Credit Suisse First Boston Corp. (Maturity Value $2,739,239)
  Deutsche Banc Alex Brown Inc. (Maturity Value $2,053,840)
  Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $4,108,622)
  Goldman, Sachs & Co. (Maturity Value $4,108,622)
  Greenwich Capital Markets Inc. (Maturity Value $4,108,622)
  Lehman Brothers Inc. (Maturity Value $2,596,509)
  Morgan Stanley & Co., Inc. (Maturity Value $4,108,622)
  UBS Warburg, LLC (Maturity Value $4,108,622)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
    Securities

Total Investments (Cost $602,852,454) 101.6%............................................
Other Assets, less Liabilities (1.6)%...................................................

Net Assets 100%.........................................................................


                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
Foreign Government and Agency Securities (cont.)
Republic of Bulgaria, FRN, 4.563%, 7/28/11.............................................. $     4,356,000
Republic of South Africa, 12.00%, 2/28/05...............................................        1,981,992
Republic of Turkey, 12.375%, 6/15/09....................................................       2,027,400
                                                                                         ---------------
Total Foreign Government and Agency Securities (Cost $26,623,957).......................      23,948,506
                                                                                         ---------------
Total Long Term Investments (Cost $555,750,271).........................................     497,828,163
                                                                                         ---------------
/c/Repurchase Agreement 8.8%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $47,106,425)
 (Cost $47,102,183).....................................................................      47,102,183
  ABN AMRO Inc. (Maturity Value $4,108,622)
  Barclays Capital Inc. (Maturity Value $4,108,622)
  Bear, Stearns & Co., Inc. (Maturity Value $2,739,239)
  BMO Nesbitt Burns Corp. (Maturity Value $4,108,622)
  BNP Paribas Securities Corp. (Maturity Value $4,108,622)
  Credit Suisse First Boston Corp. (Maturity Value $2,739,239)
  Deutsche Banc Alex Brown Inc. (Maturity Value $2,053,840)
  Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $4,108,622)
  Goldman, Sachs & Co. (Maturity Value $4,108,622)
  Greenwich Capital Markets Inc. (Maturity Value $4,108,622)
  Lehman Brothers Inc. (Maturity Value $2,596,509)
  Morgan Stanley & Co., Inc. (Maturity Value $4,108,622)
  UBS Warburg, LLC (Maturity Value $4,108,622)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
    Securities
                                                                                         ---------------
Total Investments (Cost $602,852,454) 101.6%............................................     544,930,346
Other Assets, less Liabilities (1.6)%...................................................      (8,817,222)
                                                                                         ---------------
Net Assets 100%......................................................................... $   536,113,124
                                                                                         ---------------

 Currency Abbreviation:

 ZAR- South African Rand


/a/Non-income producing
/b/See Note 6 regarding defaulted securities.
/c/Investment is through participation in a joint account with other funds managed by the investment adviser. At December 31, 2001, all repurchase agreements had been entered into on that date.
/d/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/e/The principal amount is stated in U.S. dollars unless otherwise indicated.

                                                                          FI-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $555,750,271
                                                         ------------
             Value......................................  497,828,163
           Repurchase agreements, at value and cost.....   47,102,183
           Receivables:
             Investment securities sold.................    2,118,350
             Capital shares sold........................       40,078
             Dividends and interest.....................    6,585,750
                                                         ------------
              Total assets..............................  553,674,524
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............   17,059,359
             Capital shares redeemed....................      213,060
             Affiliates.................................      229,695
             Professional fees..........................       30,435
           Other liabilities............................       28,851
                                                         ------------
              Total liabilities.........................   17,561,400
                                                         ------------
                Net assets, at value.................... $536,113,124
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 42,722,222
           Net unrealized depreciation..................  (57,941,006)
           Accumulated net realized gain................    8,383,578
           Capital shares...............................  542,948,330
                                                         ------------
                Net assets, at value.................... $536,113,124
                                                         ------------
         Class 1:
           Net assets, at value......................... $527,046,531
                                                         ------------
           Shares outstanding...........................   40,671,125
                                                         ------------
           Net asset value and offering price per share.       $12.96
                                                         ------------
         Class 2:
           Net assets, at value......................... $  9,066,593
                                                         ------------
           Shares outstanding...........................      703,868
                                                         ------------
           Net asset value and offering price per share.       $12.88
                                                         ------------


FI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
  Dividends................................................................... $ 15,500,347
  Interest....................................................................   34,296,138
                                                                               ------------
    Total investment income...................................................   49,796,485
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    2,908,412
  Distribution fees - Class 2 (Note 3)........................................       12,489
  Transfer agent fees.........................................................       25,669
  Custodian fees..............................................................       26,420
  Reports to shareholders.....................................................       57,448
  Professional fees...........................................................       85,824
  Trustees' fees and expenses.................................................        5,960
  Other.......................................................................       10,889
                                                                               ------------
    Total expenses............................................................    3,133,111
                                                                               ------------
       Net investment income..................................................   46,663,374
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................    6,459,360
    Foreign currency transactions.............................................      (47,326)
                                                                               ------------
       Net realized gain......................................................    6,412,034
  Net unrealized depreciation on:
    Investments...............................................................  (47,175,048)
    Translation of assets and liabilities denominated in foreign currencies...      (17,606)
                                                                               ------------
       Net unrealized depreciation............................................  (47,192,654)
                                                                               ------------
Net realized and unrealized loss..............................................  (40,780,620)
                                                                               ------------
Net increase in net assets resulting from operations.......................... $  5,882,754
                                                                               ------------

See notes to financial statements.                                         FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                   2001           2000
                                                                                               ----------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................... $  46,663,374  $  55,980,103
    Net realized gain from investments and foreign currency transactions......................     6,412,034     35,380,848
    Net unrealized appreciation (depreciation) on investments and translation of assets and
     liabilities denominated in foreign currencies............................................   (47,192,654)    29,551,145
                                                                                               ----------------------------
     Net increase in net assets resulting from operations.....................................     5,882,754    120,912,096
  Distributions to shareholders from:
    Net investment income:
     Class 1..................................................................................   (40,945,074)   (82,922,917)
     Class 2..................................................................................      (290,468)      (182,714)
    Net realized gains:
     Class 1..................................................................................   (35,098,053)   (32,026,055)
     Class 2..................................................................................      (248,988)       (60,736)
                                                                                               ----------------------------
  Total distributions to shareholders.........................................................   (76,582,583)  (115,192,422)
  Capital share transactions: (Note 2)
     Class 1..................................................................................   (50,150,600)  (133,391,500)
     Class 2..................................................................................     7,060,162      1,156,757
                                                                                               ----------------------------
  Total capital share transactions............................................................   (43,090,438)  (132,234,743)
     Net decrease in net assets...............................................................  (113,790,267)  (126,515,069)
Net assets:
  Beginning of year...........................................................................   649,903,391    776,418,460
                                                                                               -------------  -------------
  End of year................................................................................. $ 536,113,124  $ 649,903,391
                                                                                               ----------------------------
Undistributed net investment income included in net assets:
  End of year................................................................................. $  42,722,222  $  39,721,056
                                                                                               ----------------------------

FI-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)
e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $67,255 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $337,161, decrease unrealized gains by $(171,277), and decrease realized gains by $(165,884).

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2001                        2000
                                               ------------------------------------------------------
Class 1 Shares:                                  Shares        Amount        Shares        Amount
                                               ------------------------------------------------------
Shares sold...................................   1,503,572  $  20,997,718    1,137,512  $  16,260,434
Shares issued in reinvestment of distributions   5,791,556     76,043,127    8,645,717    114,948,972
Shares redeemed............................... (10,657,735)  (147,191,445) (18,513,063)  (264,600,906)
                                               ------------------------------------------------------
Net decrease..................................  (3,362,607) $ (50,150,600)  (8,729,834) $(133,391,500)
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................     575,101  $   7,691,563      310,184  $   4,402,959
Shares issued in reinvestment of distributions      41,274        539,456       18,197        243,450
Shares redeemed...............................     (85,356)    (1,170,857)    (244,454)    (3,489,652)
                                               ------------------------------------------------------
Net increase..................................     531,019  $   7,060,162       83,927  $   1,156,757
                                               ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $1,066,919. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At December 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $603,125,857 was as follows:

    Unrealized appreciation.................................. $  68,403,935
    Unrealized depreciation..................................  (126,599,446)
                                                              -------------
    Net unrealized depreciation.............................. $ (58,195,511)
                                                              -------------

    Undistributed ordinary income............................ $  52,381,865
    Undistributed long-term capital gains (loss carryforward)     5,290,361
                                                              -------------
    Distributable earnings................................... $  57,672,226
                                                              -------------

The tax characters of distributions paid during the year ended December 31, 2001, were as follows:

                    Distributions paid from:
                      Class 1
                       Ordinary income......... $46,963,363
                       Long-term capital gain..  29,079,764
                                                -----------
                                                $76,043,127
                                                -----------
                      Class 2
                       Ordinary income......... $   333,162
                       Long-term capital gain..     206,294
                                                -----------
                                                $   539,456
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $179,025,461 and $217,763,348, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 38.9% of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

At December 31, 2001, the Fund held defaulted securities with a value aggregating $7,330,753 representing 1.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)


7. OTHER CONSIDERATIONS

Advisers, as the Fund's investment manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the manager serves on the bondholder committees of Anacomp Inc., Consoltex Group Inc., E&S Holdings Corp., and Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

                                      FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies with market capitalization values within those of the top 50% of companies in the Russell 1000(R) Index at the time of purchase./1 The Fund expects to hold significant positions in the technology sector (including computer hardware and software, telecommunications and electronics). /

--------------------------------------------------------------------------------

Volatility and generally negative returns characterized the U.S. equity markets in 2001. Unlike the traditional consumer demand slowdowns, the economy suffered a business-led manufacturing slowdown. The dramatic decline in corporate profits prompted significant reductions in technology spending, which generally accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, excess inventory in many industries contributed to weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions. The shock and tragedy of the terrorist attacks on Septem-ber 11 also left its mark on the nation and its economy.

The second half of 2001 brought an end to the nation's longest econo-mic expansion. Although gross domestic product (GDP) growth rates dipped into negative territory in the third quarter, the U.S. economy began to show some positive signs by the year's close. Attempting to stimulate the sagging economy, the Federal Reserve Board (the Fed) cut the federal funds target rate 11 times since January 2001. Significant year-over-year declines in energy prices provided additional support for the economy's stabilization. Other encouraging news included Novem-ber figures for housing starts increasing at an annualized rate of 8.2% and the U.S. Conference Board's Index of Leading Indicators rising in December for the third consecutive month. Reports that industrial production levels stabilized relative to previous months, unsold business inventories contracted significantly from their peak and new jobless claims decelerated in December also helped paint a brighter picture.

Not surprisingly, the U.S. financial markets responded enthusiastically to the encouraging economic data and the Fed's aggressive easing of


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Portfolio Breakdown
Franklin Large Cap Growth
Securities Fund
12/31/01

Finance 14.2%

Health Technology 13.6%

Electronic Technology 12.1%

Communications 8.9%

Retail Trade 8.7%

Technology Services 8.2%

Consumer Non-Durables 5.5%

Consumer Services 5.3%

Producer Manufacturing 4.8%

Energy Minerals 3.9%

Utilities 3.8%

Industrial Services 1.9%

Process Industries 1.9%

Transportation 1.5%

Distribution Services 1.4%

Consumer Durables 0.7%

Real Estate 0.1%

Short-Term Investments & Other Net Assets 3.5% monetary policy. As of December 31, 2001, the 10-year Treasury note's yield climbed 85 basis points (0.85%) from its November 7 low of 4.22%. For the 12-month period, the 10-year Treasury note fell 0.05%. The equity market also posted gains from its third quarter struggles. From their September 21 lows to December 31, 2001, the Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index rose more than 19% and 37%. For the year, the indexes declined 11.88% and 20.13%./1 /

Under these challenging economic and market conditions, Franklin Large Cap Growth Securities Fund outperformed its benchmark index, the S&P 500. The Russell 1000 Index, a measure of large capitalization stocks, posted a -12.45% return for the same period./1 /

In early September, we believed there were many compellingly valued retail stocks and, accordingly, initiated an overweighted position for the Fund. Many companies faced significant pressure due to poor near-term sentiment about consumer spending trends. A slowing economy and widespread layoffs were valid cause for concern, but in our opinion, these near-term risks seemed adequately reflected in the stock valuations at the time. Unfortunately, our overweighted retail position, combined with the unexpected September 11 attacks and its economic impact, negatively impacted Fund performance. The financial market's immediate response seemed to assume the worst for the consumer in particular and the economy in general. Largely as a result, retailers and other stocks heavily dependent upon consumer spending were especially poor performers. Encouragingly, many of these same stocks rebounded nicely by year-end.

In September alone, more than 15 of the Fund's 105 stock holdings declined 30% or more in value. While a broad range of sectors was impacted, the Fund was hardest hit in retailing, consumer services and electronic technology. Our most severely affected retailing positions included Home Depot, Linens 'n Things and Federated Department Stores. Some of the steepest September declines from our consumer services holdings included AOL Time Warner, Univision Communi-cations and Clear Channel Communications. Electronic technology positions that particularly depressed Fund performance included CIENA, Juniper Networks and Applied Materials.



                      Top 10 Holdings
                      Franklin Large Cap Growth
                      Securities Fund
                      12/31/01
                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ---------------------

                      Citigroup Inc.               2.7%
                      Finance

                      Bank of New York Co. Inc.    2.5%
                      Finance

                      Philip Morris Cos. Inc.      2.1%
                      Consumer Non-Durables

                      General Electric Co.         1.9%
                      Producer Manufacturing

                      Pfizer Inc.                  1.8%
                      Health Technology

                      Automatic Data
                      Processing Inc.              1.7%
                      Technology Services

                      Concord EFS Inc.             1.7%
                      Technology Services

                      SBC Communications Inc.      1.7%
                      Communications

                      Medtronic Inc.               1.7%
                      Health Technology

                      Microsoft Corp.              1.7%
                      Technology Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Fortunately, a number of portfolio holdings demonstrated strength during the difficult post-September 11 period. Not surprisingly, many of these stemmed from sectors traditionally viewed as defensive, such as consumer non-durables, telecommunications services and health care and pharmaceuticals. Our consumer products-related holdings such as Adolph Coors, Philip Morris, Kimberly-Clark and Procter & Gamble held up well. In telecommunications services, the Fund enjoyed positive share gains from SBC, AT&T, Sprint and Worldcom. The vast majority of the Fund's pharmaceuticals-related positions also posted gains during the month, including Merck, Pfizer, Pharmacia and American Home Products.

The collapse of Enron, the largest single corporate bankruptcy in U.S. history, was another event that seriously impacted the Fund. During the 12 months under review, we closely studied this company as news surrounding its core business and financial condition grew increasingly difficult. Unfortunately, our expectations for the successful acquisition of Enron by Dynegy, which likely would have benefited the Fund, were not realized. Ultimately, we sold all remaining Enron shares at a significant loss. The Fund did benefit, however, from the flip-side of the failed Enron-Dynegy merger. When Dynegy's stock surged upward on news of the proposed Enron acquisition, we sold the Fund's entire Dynegy position at a gain.

One of the Fund's biggest changes during the period was in utilities, a sector that struggled late in the year. Although the Fund was still slightly overweighted relative to the S&P 500, our allocation to the sector was significantly reduced at year-end. The Fund's allotment declined from 10.5% of total net assets at the beginning of the reporting period, to just 3.8% of total net assets on December 31, 2001. At period-end, we are confident that the Fund's current utilities position offers compelling risk and return potential.

At year-end, we believe the Fund remained poised for continued economic recovery in 2002. We focused on stocks whose valuations we believe still make sense relative to their earnings prospects with our overweighted positions in retail, broadcasting, transportation, technology services and telecommunications services. In our opinion, the Fed is nearing the end of its interest rate easing cycle. Accordingly, we were underweighted in the interest rate-sensitive portions of the financial sector by period-end. However, we maintained our overweighted position in the investment banks and brokerage areas. Our positions in companies such as Merrill Lynch, Goldman Sachs and Lehman

Brothers have served the Fund well since the September lows. While we may elect to trim these positions in the event of continued share price strength, we intend to maintain these holdings for the near term since they stand to benefit significantly from continued improving conditions in the capital markets.

Large-cap growth equity investors faced higher stock prices along with some positive indications of improving economic conditions as the year closed. In this environment, we believe it is very important to maintain our disciplined and selective approach for the Fund's portfolio. We remain firmly committed to building and maintaining a portfolio that captures the most promising large-cap growth opportunities. Valuation levels for many stocks appear to reflect room for a robust earnings recovery. We believe the economy seems to be reaching a bottom, and our outlook is positive for improved earnings news. Whatever the outcome, we will continue to employ our core investment strategy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams. By consistently adhering to this core discipline based upon assessment of risk and return on a bottom-up, stock-by-stock basis, and then monitoring our resulting industry and sector weightings to make sure that we feel comfortable with their risk levels, we aim to deliver superior investment returns over the long term. When shares of companies with outstanding growth prospects become fully valued in our view, we do not hesitate to gradually reduce our holdings in such stocks. We find it encouraging that the current economic landscape and stock markets appear to offer no shortage of interesting opportunities to profitably apply this strategy.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year  (5/1/96)
------------------------------------------------------
Cumulative Total Return                              -11.26%  +75.83%  +99.74%
Average Annual Total Return                          -11.26%  +11.95%  +12.97%
Value of $10,000 Investment                         $  8,874 $ 17,583 $ 19,974

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (13)
This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* from 5/1/96-12/31/01.


                         Franklin Large Cap
                          Growth Securities
                           Fund - Class I             S&P 500
-------------------------------------------------------------
    05/01/1996                 $10,000                $10,000
    05/31/1996                 $10,220                $10,257
    06/30/1996                 $10,180                $10,296
    07/31/1996                  $9,790                 $9,841
    08/31/1996                 $10,180                $10,049
    09/30/1996                 $10,910                $10,613
    10/31/1996                 $10,879                $10,906
    11/30/1996                 $11,750                $11,730
    12/31/1996                 $11,359                $11,497
    01/31/1997                 $11,909                $12,215
    02/28/1997                 $11,470                $12,311
    03/31/1997                 $10,870                $11,807
    04/30/1997                 $11,290                $12,510
    05/31/1997                 $12,269                $13,271
    06/30/1997                 $12,478                $13,865
    07/31/1997                 $13,289                $14,968
    08/31/1997                 $12,958                $14,129
    09/30/1997                 $13,740                $14,902
    10/31/1997                 $13,099                $14,405
    11/30/1997                 $13,319                $15,072
    12/31/1997                 $13,439                $15,331
    01/31/1998                 $13,359                $15,499
    02/28/1998                 $14,381                $16,617
    03/31/1998                 $14,691                $17,468
    04/30/1998                 $14,991                $17,644
    05/31/1998                 $14,510                $17,341
    06/30/1998                 $15,080                $18,045
    07/31/1998                 $14,759                $17,853
    08/31/1998                 $12,849                $15,275
    09/30/1998                 $13,503                $16,255
    10/31/1998                 $14,548                $17,576
    11/30/1998                 $15,171                $18,641
    12/31/1998                 $16,166                $19,715
    01/31/1999                 $16,750                $20,539
    02/28/1999                 $16,157                $19,900
    03/31/1999                 $16,609                $20,696
    04/30/1999                 $17,212                $21,497
    05/31/1999                 $17,000                $20,990
    06/30/1999                 $18,156                $22,155
    07/31/1999                 $17,840                $21,463
    08/31/1999                 $17,749                $21,356
    09/30/1999                 $17,325                $20,771
    10/31/1999                 $18,396                $22,086
    11/30/1999                 $19,536                $22,534
    12/31/1999                 $21,283                $23,861
    01/31/2000                 $21,242                $22,664
    02/29/2000                 $22,504                $22,235
    03/31/2000                 $23,515                $24,410
    04/30/2000                 $22,689                $23,675
    05/31/2000                 $22,335                $23,190
    06/30/2000                 $23,845                $23,763
    07/31/2000                 $23,406                $23,392
    08/31/2000                 $25,462                $24,844
    09/30/2000                 $24,917                $23,533
    10/31/2000                 $24,104                $23,434
    11/30/2000                 $21,921                $21,587
    12/31/2000                 $22,510                $21,693
    01/31/2001                 $24,126                $22,463
    02/28/2001                 $21,856                $20,417
    03/31/2001                 $20,892                $19,124
    04/30/2001                 $22,401                $20,608
    05/31/2001                 $22,454                $20,747
    06/30/2001                 $21,419                $20,242
    07/31/2001                 $21,364                $20,044
    08/31/2001                 $20,003                $18,791
    09/30/2001                 $17,870                $17,275
    10/31/2001                 $18,173                $17,605
    11/30/2001                 $19,534                $18,955
    12/31/2001                 $19,974                $19,122

Total Return                    99.74%                 91.22%

*Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund - Class 1

                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits. See
                      the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares
                   -----------------------------------------

                                                                           FL-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

                                                                   Class 1
                                              -------------------------------------------------
                                                           Year Ended December 31,
                                              -------------------------------------------------
                                                2001       2000      1999      1998      1997
                                              -------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   21.03  $  21.07  $  16.08  $  13.42  $  11.36
                                              -------------------------------------------------
Income from investment operations:
  Net investment income/a/...................       .10       .09       .11       .10       .06
  Net realized and unrealized gains (losses).     (2.13)     1.14      4.96      2.62      2.02
                                              -------------------------------------------------
Total from investment operations.............     (2.03)     1.23      5.07      2.72      2.08
                                              -------------------------------------------------
Less distributions from:
  Net investment income......................      (.11)     (.11)     (.08)     (.06)     (.02)
  Net realized gains.........................     (4.37)    (1.16)       --        --        --
                                              -------------------------------------------------
Total distributions..........................     (4.48)    (1.27)     (.08)     (.06)     (.02)
                                              -------------------------------------------------
Net asset value, end of year................. $   14.52  $  21.03  $  21.07  $  16.08  $  13.42
                                              -------------------------------------------------

Total return/b/..............................  (11.26)%     5.75%    31.65%    20.29%    18.31%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 300,135  $431,384  $407,515  $220,952  $109,355
Ratios to average net assets:
  Expenses...................................      .78%      .78%      .77%      .77%      .77%
  Net investment income......................      .56%      .43%      .63%     1.00%      .72%
Portfolio turnover rate......................    75.67%    70.16%    41.78%    12.17%    19.90%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                ---------------------------
                                                   Year Ended December 31,
                                                ---------------------------
                                                  2001      2000    1999/c/
                                                ---------------------------
  Per share operating performance
  (for a share outstanding throughout the year)
  Net asset value, beginning of year........... $   20.93  $ 21.01  $ 16.47
                                                ---------------------------
  Income from investment operations:
    Net investment income/a/...................       .05      .03      .04
    Net realized and unrealized gains (losses).     (2.12)    1.13     4.58
                                                ---------------------------
  Total from investment operations.............     (2.07)    1.16     4.62
                                                ---------------------------
  Less distributions from:
    Net investment income......................      (.06)    (.08)    (.08)
    Net realized gains.........................     (4.37)   (1.16)      --
                                                ---------------------------
  Total distributions..........................     (4.43)   (1.24)    (.08)
                                                ---------------------------
  Net asset value, end of year................. $   14.43  $ 20.93  $ 21.01
                                                ---------------------------

  Total return/b/..............................  (11.43)%    5.46%   28.11%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $   5,290  $ 1,081  $   542
  Ratios to average net assets:
    Expenses...................................     1.03%    1.03%    1.02%/d/
    Net investment income......................      .30%     .17%     .22%/d/
  Portfolio turnover rate......................    75.67%   70.16%   41.78%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized

                                                                           FL-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001

                                                   SHARES     VALUE
          ------------------------------------------------------------
          Common Stocks 96.4%
          Communications 8.9%
          AT&T Corp............................... 200,000 $ 3,628,000
          /a/AT&T Wireless Services Inc...........  59,578     856,136
          BellSouth Corp..........................  40,000   1,526,000
          /a/Nextel Communications Inc., A........ 113,000   1,238,480
          Qwest Communications International Inc..  75,600   1,068,228
          SBC Communications Inc.................. 131,000   5,131,270
          Sprint Corp. (FON Group)................ 225,000   4,518,000
          Verizon Communications Inc..............  80,000   3,796,800
          Vodafone Group PLC, ADR (United Kingdom)  30,000     770,400
          /a/Western Wireless Corp., A............  71,000   2,005,750
          /a/Worldcom Inc.-Worldcom Group......... 190,000   2,675,200
                                                           -----------
                                                            27,214,264
                                                           -----------
          Consumer Durables .7%
          Maytag Corp.............................  64,100   1,989,023
                                                           -----------
          Consumer Non-Durables 5.5%
          Adolph Coors Co., B.....................  50,000   2,670,000
          Kimberly-Clark Corp.....................  66,000   3,946,800
          Philip Morris Cos. Inc.................. 136,700   6,267,695
          Procter & Gamble Co.....................  50,000   3,956,500
                                                           -----------
                                                            16,840,995
                                                           -----------
          Consumer Services 5.3%
          /a/AOL Time Warner Inc.................. 113,000   3,627,300
          /a/Clear Channel Communications Inc.....  73,700   3,752,067
          McDonald's Corp......................... 100,000   2,647,000
          /a/Univision Communications Inc., A.....  82,000   3,317,720
          The Walt Disney Co...................... 137,000   2,838,640
                                                           -----------
                                                            16,182,727
                                                           -----------
          Distribution Services 1.4%
          AmerisourceBergen Corp..................  41,000   2,605,550
          McKesson Corp...........................  41,500   1,552,100
                                                           -----------
                                                             4,157,650
                                                           -----------
          Electronic Technology 12.1%
          /a/Applied Materials Inc................  72,000   2,887,200
          Boeing Co............................... 102,000   3,955,560
          /a/CIENA Corp...........................  54,000     772,740
          Compaq Computer Corp.................... 270,000   2,635,200
          /a/Dell Computer Corp................... 145,000   3,941,100
          Goodrich Corp........................... 124,700   3,319,514
          Intel Corp.............................. 110,500   3,475,225
          International Business Machines Corp....  20,000   2,419,200
          /a/Juniper Networks Inc.................  33,000     625,350
          /a/KLA-Tencor Corp......................  37,000   1,833,720
          Linear Technology Corp..................  65,000   2,537,600
          Motorola Inc............................ 129,000   1,937,580

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                           SHARES     VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Electronic Technology (cont.)
  Nokia Corp., ADR (Finland)..............................  69,000 $ 1,692,570
  /a/Novellus Systems Inc.................................  31,500   1,242,675
  /a/Sun Microsystems Inc................................. 109,000   1,340,700
  /a/Xilinx Inc...........................................  60,000   2,343,000
                                                                   -----------
                                                                    36,958,934
                                                                   -----------
  Energy Minerals 3.9%
  Anadarko Petroleum Corp.................................  80,000   4,548,000
  Conoco Inc..............................................  62,000   1,754,600
  Exxon Mobil Corp........................................  61,000   2,397,300
  Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)......  63,000   3,088,260
                                                                   -----------
                                                                    11,788,160
                                                                   -----------
  Finance 14.2%
  AFLAC Inc...............................................  85,500   2,099,880
  American International Group Inc........................  50,000   3,970,000
  Bank of New York Co. Inc................................ 190,000   7,752,000
  Bank One Corp...........................................  70,000   2,733,500
  Citigroup Inc........................................... 162,000   8,177,760
  Goldman Sachs Group Inc.................................  30,000   2,782,500
  JP Morgan Chase & Co....................................  50,800   1,846,580
  Lehman Brothers Holdings Inc............................  10,000     668,000
  Marsh & McLennan Cos. Inc...............................  23,000   2,471,350
  Merrill Lynch & Co. Inc.................................  74,200   3,867,304
  The PMI Group Inc.......................................  34,700   2,325,247
  Wells Fargo & Co........................................ 111,000   4,822,950
                                                                   -----------
                                                                    43,517,071
                                                                   -----------
  Health Technology 13.6%
  American Home Products Corp.............................  82,000   5,031,520
  /a/Amgen Inc............................................  50,000   2,822,000
  Baxter International Inc................................  30,000   1,608,900
  Bristol-Myers Squibb Co.................................  30,000   1,530,000
  /a/Genentech Inc........................................  54,000   2,929,500
  Medtronic Inc........................................... 100,000   5,121,000
  Merck & Co. Inc.........................................  77,000   4,527,600
  Pfizer Inc.............................................. 135,000   5,379,750
  Pharmacia Corp.......................................... 118,000   5,032,700
  Schering-Plough Corp.................................... 100,000   3,581,000
  /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  72,000   2,635,200
  /a/Watson Pharmaceuticals Inc...........................  45,000   1,412,550
                                                                   -----------
                                                                    41,611,720
                                                                   -----------
  Industrial Services 1.9%
  Schlumberger Ltd........................................  60,000   3,297,000
  Transocean Sedco Forex Inc..............................  70,000   2,367,400
                                                                   -----------
                                                                     5,664,400
                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                        SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Process Industries 1.9%
     Celanese AG (Germany)............................. 100,000 $ 1,937,000
     Dow Chemical Co...................................  42,000   1,418,760
     E.I. du Pont de Nemours and Co....................  54,000   2,295,540
                                                                -----------
                                                                  5,651,300
                                                                -----------
     Producer Manufacturing 4.8%
     Emerson Electric Co...............................  52,000   2,969,200
     General Electric Co............................... 142,300   5,703,384
     Molex Inc.........................................  59,296   1,835,211
     Tyco International Ltd............................  27,000   1,590,300
     United Technologies Corp..........................  40,000   2,585,200
                                                                -----------
                                                                 14,683,295
                                                                -----------
     Real Estate .1%
     Host Marriott Corp................................  50,000     450,000
                                                                -----------
     Retail Trade 8.6%
     /a/Cost Plus Inc.................................. 135,200   3,582,800
     CVS Corp.......................................... 144,000   4,262,400
     /a/Federated Department Stores Inc................  88,500   3,619,650
     Home Depot Inc....................................  60,000   3,060,600
     /a/Kmart Corp..................................... 125,500     685,230
     /a/The Kroger Co..................................  62,000   1,293,940
     /a/Linens 'n Things Inc........................... 129,000   3,289,500
     May Department Stores Co..........................  43,600   1,612,328
     /a/Safeway Inc....................................  90,000   3,757,500
     Walgreen Co.......................................  29,000     976,140
                                                                -----------
                                                                 26,140,088
                                                                -----------
     Technology Services 8.2%
     Automatic Data Processing Inc.....................  90,000   5,301,000
     /a/BMC Software Inc...............................  50,000     818,500
     /a/Cadence Design Systems Inc.....................  34,000     745,280
     /a/Check Point Software Technologies Ltd. (Israel)  19,000     757,910
     Computer Associates International Inc.............  90,000   3,104,100
     /a/Computer Sciences Corp.........................  35,000   1,714,300
     /a/Concord EFS Inc................................ 158,000   5,179,240
     /a/Mercury Interactive Corp.......................  31,500   1,070,370
     /a/Microsoft Corp.................................  77,000   5,102,790
     /a/Siebel Systems Inc.............................  43,000   1,203,140
                                                                -----------
                                                                 24,996,630
                                                                -----------
     Transportation 1.5%
     Expeditors International of Washington Inc........  83,000   4,726,850
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                    SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities 3.8%
/a/AES Corp......................................................................................     173,000 $  2,828,550
/a/Calpine Corp..................................................................................      18,000      302,220
CMS Energy Corp..................................................................................     112,000    2,691,360
Duke Energy Corp.................................................................................      91,000    3,572,660
Dynegy Inc.......................................................................................      44,700    1,139,850
Exelon Corp......................................................................................      25,500    1,220,940

                                                                                                              ------------
                                                                                                                11,755,580
                                                                                                              ------------
Total Common Stocks (Cost $265,283,414)..........................................................              294,328,687
                                                                                                              ------------
Convertible Preferred Stocks .1%
Retail Trade
Kmart Financing I, 7.75%, cvt. pfd. (Cost $314,018)..............................................       9,500      275,500
                                                                                                              ------------
Total Long Term Investments (Cost $265,597,432)..................................................              294,604,187
                                                                                                              ------------
                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  -----------
/b/Repurchase Agreement 3.3%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $10,151,931) (Cost $10,151,017)..... $10,151,017   10,151,017
  ABN AMRO Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co. Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co. Inc.
  UBS Warburg, LLC
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                              ------------
Total Investments (Cost $275,748,449) 99.8%......................................................              304,755,204
Other Assets, less Liabilities .2%...............................................................                  669,797
                                                                                                              ------------
Net Assets 100.0%................................................................................             $305,425,001
                                                                                                              ------------


/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2001 all repurchase agreements had been entered into on that date.

                                                                          FL-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $275,748,449
                                                         ------------
             Value......................................  304,755,204
           Receivables:
             Investment securities sold.................    2,837,457
             Capital shares sold........................      553,267
             Dividends..................................      278,914
                                                         ------------
              Total assets..............................  308,424,842
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    1,970,382
             Capital shares redeemed....................      792,325
             Affiliates.................................      195,942
           Other liabilities............................       41,192
                                                         ------------
              Total liabilities.........................    2,999,841
                                                         ------------
                Net assets, at value.................... $305,425,001

                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $  2,015,780
           Net unrealized appreciation..................   29,006,755
           Accumulated net realized loss................  (22,420,784)
           Capital shares...............................  296,823,250
                                                         ------------
                Net assets, at value.................... $305,425,001
                                                         ------------
         Class 1:
           Net assets, at value......................... $300,134,999
                                                         ------------
           Shares outstanding...........................   20,668,873
                                                         ------------
           Net asset value and offering price per share.       $14.52
                                                         ------------
         Class 2:
           Net assets, at value......................... $  5,290,002
                                                         ------------
           Shares outstanding...........................      366,638
                                                         ------------
           Net asset value and offering price per share.       $14.43
                                                         ------------

FL-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

       Investment income:
       (net of foreign taxes and fees of $26,554)
         Dividends......................................... $  4,019,515
         Interest..........................................      828,546
                                                            ------------
           Total investment income.........................    4,848,061
                                                            ------------
       Expenses:
         Management fees (Note 3)..........................    2,705,875
         Distribution fees - Class 2 (Note 3)..............        5,556
         Transfer agent fees...............................       17,300
         Custodian fees....................................        3,606
         Reports to shareholders...........................       68,306
         Professional fees.................................       22,856
         Trustees' fees and expenses.......................        3,708
         Other.............................................          821
                                                            ------------
           Total expenses..................................    2,828,028
                                                            ------------
              Net investment income........................    2,020,033
                                                            ------------
       Realized and unrealized losses:
         Net realized loss from investments................  (20,528,995)
         Net unrealized depreciation on investments........  (27,646,640)
                                                            ------------
       Net realized and unrealized loss....................  (48,175,635)
                                                            ------------
       Net decrease in net assets resulting from operations $(46,155,602)
                                                            ------------

                                                                          FL-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                             2001           2000
                                                                         ---------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income............................................... $   2,020,033  $  1,961,260
    Net realized gain (loss) from investments...........................   (20,528,995)   79,192,321
    Net unrealized depreciation on investments..........................   (27,646,640)  (56,856,844)
                                                                         ---------------------------
     Net increase (decrease) in net assets resulting from operations....   (46,155,602)   24,296,737
  Distributions to shareholders from:
    Net investment income:
     Class 1............................................................    (1,998,581)   (2,083,731)
     Class 2............................................................        (4,651)       (3,736)
    Net realized gains:
     Class 1............................................................   (80,683,920)  (23,114,084)
     Class 2............................................................      (305,474)      (53,174)
                                                                         ---------------------------
  Total distributions to shareholders...................................   (82,992,626)  (25,254,725)
  Capital share transactions: (Note 2)
     Class 1............................................................    (2,477,345)   24,765,907
     Class 2............................................................     4,585,478       600,710
                                                                         ---------------------------
  Total capital share transactions......................................     2,108,133    25,366,617
     Net increase (decrease) in net assets..............................  (127,040,095)   24,408,629
Net assets
  Beginning of year.....................................................   432,465,096   408,056,467
                                                                         ---------------------------
  End of year........................................................... $ 305,425,001  $432,465,096
                                                                         ---------------------------
Undistributed net investment income included in net assets:
  End of year........................................................... $   2,015,780  $  2,001,870
                                                                         ---------------------------

FL-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Large Cap Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 95% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Year Ended December 31,
                                               ----------------------------------------------------
                                                          2001                       2000
                                               -------------------------  --------------------------
                                                 Shares       Amount        Shares       Amount
                                               ----------------------------------------------------
Class 1 Shares:
Shares sold...................................  1,600,232  $  28,048,545   4,644,192  $ 102,859,877
Shares issued on merger/a/....................         --             --     211,448      4,482,695
Shares issued in reinvestment of distributions  5,269,758     82,682,499   1,194,775     25,197,815
Shares redeemed............................... (6,712,443)  (113,208,389) (4,877,195)  (107,774,480)
                                               ----------------------------------------------------
Net increase (decrease).......................    157,547  $  (2,477,345)  1,173,220  $  24,765,907
                                               ----------------------------------------------------
Class 2 Shares:
Shares sold...................................  1,138,160  $  17,546,320     586,785  $  12,886,037
Shares issued in reinvestment of distributions     19,867        310,124       2,707         56,910
Shares redeemed...............................   (843,047)   (13,270,966)   (563,610)   (12,342,237)
                                               ----------------------------------------------------
Net increase..................................    314,980  $   4,585,478      25,882  $     600,710
                                               ----------------------------------------------------

/aOn May 1, 2000, the Fund acquired the net assests of Templeton Variable
  Products Series Fund (TVP) - Franklin Large Cap Growth Investments Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders. /

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .75%         First $500 million
            .625%        Over $500 million, up to and including $1 billion
            .50%         Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001 the Fund had $8,952,191 tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire in 2009.

At December 31, 2001, the Fund had deferred capital losses of $9,241,661 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                  2001
                                               -----------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $28,068,297
                       Long-term capital gain.  54,614,209
                                               -----------
                                               $82,682,506
                                               -----------
                     Class 2
                       Ordinary income........ $   103,348
                       Lont-term capital gain.     206,772
                                               -----------
                                               $   310,120
                                               -----------

At December 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $279,975,380 was as follows:

    Unrealized appreciation.................................. $ 55,119,405
    Unrealized depreciation..................................  (30,339,581)
                                                              ------------
    Net unrealized appreciation.............................. $ 24,779,824
                                                              ------------

    Undistributed ordinary income............................ $  2,015,780
    Undistributed long-term capital gains (loss carryforward)           --
                                                              ------------
    Distributable earnings................................... $  2,015,780
                                                              ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $258,429,734 and $331,551,669, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Independent Auditor's Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Large Cap Growth Securities Fund ("the Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 13.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                     FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00./1 The Fund invests in high quality U.S. dollar-denominated money market debt instruments. /

--------------------------------------------------------------------------------

The year under review was marked by extraordinary events, the likes of which couldn't even be imagined. The U.S. economy entered 2001 at the tail end of the longest economic expansion in history. In January 2001, the economy was seemingly strong, boasting near record-low unemployment (4.2%), year-over-year gains in personal income and consumption of approximately 7%, and a strong homebuilding sector. Yet, on the flip side, manufacturing's ongoing slide finally began to hit consumer confidence and gross domestic product (GDP) growth, which was an annualized 1.3% in the first quarter of 2001. While the econ-omic data might not have shown excessive weakness in January, the Federal Reserve Board (the Fed) saw fit to begin lowering its federal funds target rate. In fact, the Fed acted 11 times during the year, bringing the target rate to 1.75% on December 31, 2001, from 6.50% at the beginning of the year.

For much of the year, the economy struggled to gain traction. Corporate profits continued to suffer, which led to job cuts and slower growth in personal income and consumption. Energy prices were stubbornly high, the global economy was slowing, and the U.S. was still dealing with fallout from the negative wealth effect due to a declining stock market. All of this brought the economy to the verge of a recession. Whether we would have landed there is debatable, but the events of September 11 and the aftermath definitely tipped the balance.

In the months following September 11, the employment picture deteriorated and consumer confidence and spending sank. Confirming what many believed, the National Bureau of Economic Research declared in November that we were in a recession that began in March 2001. On this note, GDP fell through the third quarter of 2001, when the econ-omy contracted an annualized 1.3%.

1. An investment in the Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

During the period, we continued to invest the Fund's assets in only high-quality money market securities. On December 31, 2001, more than 86% of the securities purchased for the portfolio carried an AA or higher long-term credit rating by Moody's(R) and Standard & Poor's(R), two independent credit rating agencies, with the balance rated A./2/
Consistent with the Fund's objective of providing shareholders with a higher quality and conservative investment vehicle, we did not invest the Fund's cash in derivatives or other potentially volatile securities that we believed involve undue risk. However, reflecting the 425 basis points (4.25%) decrease in the federal funds target rate over the past year, the Fund's seven-day effective yield decreased substantially during the reporting period.

Although there is still weakness in the economy, we finally began to see some signs of strength at period-end, as fourth quarter 2001 GDP expanded by a surprising 0.2% estimated annualized rate. Housing starts finished the year on a strong note. Interest rates were at multi-year lows, providing the largest mortgage refinancing wave in U.S. history. The past year's monetary policy should continue to benefit the economy. In addition, without inflationary pressures, interest rates could very well remain at recent levels for most of next year. We believe there will be a recovery; the questions that remain are when and to what magnitude.

2. This does not indicate a rating of the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


 Top 10 Holdings
 Franklin Money Market Fund
 12/31/01

                                             % of Total
                        Security Name        Net Assets
                        -------------------------------

                        Federal National
                        Mortgage Association    23.0%

                        Federal Home Loan
                        Mortgage Corp.          14.8%

                        UBS Warburg LLC          5.5%

                        Province of British
                        Columbia                 5.3%

                        Deutsche Bank AG         5.0%

                        Morgan Stanley Dean
                        Witter & Co.             5.0%

                        Chevron U.K.
                        Investment PLC           5.0%

                        Goldman Sachs
                        Group Inc.               5.0%

                        Coca-Cola Co.            4.9%

                        General Electric
                        Capital Corp.            4.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

                                                                           Class 1
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                      --------  --------  --------  --------  --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ------------------------------------------------
Income from investment operations:
  Net investment income..............................      .04       .06       .05       .05       .05
Less distributions from net investment income........     (.04)     (.06)     (.05)     (.05)     (.05)
                                                      ------------------------------------------------
Net asset value, end of year......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      ------------------------------------------------
Total return/a/......................................    3.91%     5.95%     4.76%     5.22%     5.24%

Ratios/supplemental data
Net assets, end of year (000's)...................... $200,911  $274,580  $364,028  $414,341  $367,449
Ratios to average net assets:
  Expenses...........................................     .56%      .55%      .53%      .45%      .45%
  Expenses excluding waiver and payment by affiliate.     .56%      .55%      .53%      .53%      .53%
  Net investment income..............................    3.89%     5.75%     4.64%     5.08%     5.11%

/a/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)



                                                           Class 2
                                                 ------------------------
                                                   Year Ended December 31,
                                                 ------------------------
                                                  2001     2000    1999/b/
                                                 ------------------------
   Per share operating performance
   (for a share outstanding throughout the year)
   Net asset value, beginning of year........... $ 1.00  $   1.00  $ 1.00
                                                 ------------------------
   Income from investment operations:
     Net investment income......................    .04       .06     .04
   Less distributions from net investment income   (.04)     (.06)   (.04)
                                                 ------------------------
   Net asset value, end of year................. $ 1.00  $   1.00  $ 1.00
                                                 ------------------------

   Total return/a/..............................  3.65%     5.69%   4.39%

   Ratios/supplemental data
   Net assets, end of year (000's).............. $  952  $ 21,609  $8,602
   Ratios to average net assets:
     Expenses...................................   .81%      .79%    .79%/c/
     Net investment income......................  3.52%     5.59%   4.51%/c/

/a/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/b/For the period January 6, 1999 (effective date) to December 31, 1999. /c/Annualized

FM-4
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, December 31, 2001

                                                                                          PRINCIPAL
                                                                                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 9.9%
Credit Agricole, New York Branch, 2.47%, 3/20/02........................................ $ 5,000,000 $  5,000,000
Deutsche Bank, New York Branch, 2.47%, 3/21/02 - 3/22/02................................  10,000,000   10,000,218
Toronto Dominion Bank, New York Branch, 3.615%, 1/22/02.................................   5,000,000    5,000,173
                                                                                                     ------------
Total Certificates of Deposit (Cost $20,000,391)                                                       20,000,391
                                                                                                     ------------
/a/Commercial Paper 44.6%
Abbey National North America Corp., 1.78%, 3/22/02......................................   2,500,000    2,490,111
Chevron U.K. Investment PLC, 2.34%, 1/09/02 - 1/10/02...................................  10,000,000    9,994,475
Coca-Cola Co., 1.74% - 1.75%, 1/25/02 - 3/07/02.........................................  10,000,000    9,978,401
General Electric Capital Corp., 3.58% - 3.68%, 2/11/02 - 2/14/02........................  10,000,000    9,957,166
Goldman Sachs Group Inc., 1.90%, 1/11/02 - 1/14/02......................................  10,000,000    9,993,930
Halifax PLC, 2.18%, 4/26/02.............................................................   5,000,000    4,965,181
Morgan Stanley Dean Witter & Co., 2.35%, 1/07/02 - 1/08/02..............................  10,000,000    9,995,757
Province of British Columbia, 2.00% - 3.45%, 1/18/02 - 5/06/02..........................  10,700,000   10,652,271
Rabobank Nederland NV, 1.82%, 6/13/02...................................................   5,000,000    4,958,797
Royal Bank of Canada, 3.75%, 3/04/02....................................................   4,000,000    3,974,167
Svenska Handelsbanken Inc., 1.78% - 1.80%, 3/07/02 - 3/25/02............................   8,229,000    8,197,816
Westpac Capital Corp., 2.43%, 3/26/02...................................................   5,000,000    4,971,650
                                                                                                     ------------
Total Commercial Paper (Cost $90,129,722)...............................................               90,129,722
                                                                                                     ------------
U.S. Government Agency Securities 40.3%
Federal Home Loan Bank, 2.23%, 1/16/02..................................................   5,000,000    4,995,354
Federal Home Loan Mortgage Corp., 1.75% - 3.56%, 1/02/02 - 6/19/02......................  30,000,000   29,874,530
Federal National Mortgage Association, 1.84% - 4.19%, 1/30/02 - 6/14/02.................  46,763,000   46,411,829
                                                                                                     ------------
Total U.S. Government Agency Securities (Cost $81,281,713)..............................               81,281,713
                                                                                                     ------------
Total Investments before Repurchase Agreements (Cost $191,411,826)......................              191,411,826
                                                                                                     ------------
/b/Repurchase Agreements 5.5%
UBS Warburg LLC, 4.625% - 4.75%, 1/02/02 (Maturity Value $11,116,050) (Cost $11,115,000)
 Collateralized by U.S. Government Agency Securities....................................  11,115,000   11,115,000
                                                                                                     ------------
Total Investments (Cost $202,526,826) 100.3%............................................              202,526,826
Other Assets, less Liabilities (.3)%....................................................                 (664,042)
                                                                                                     ------------
Net Assets 100.0%.......................................................................             $201,862,784
                                                                                                     ------------

/a/Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
/b/At December 31, 2001, the repurchase agreement held by the fund had been entered into on that date.


                                                                           FM-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities, at value and cost. $ 202,526,826
           Cash.........................................         2,256
           Receivables:
             Capital shares sold........................           513
             Interest...................................       188,687
                                                         -------------
              Total assets..............................   202,718,282
                                                         -------------
         Liabilities:
           Payables:
             Capital shares redeemed....................       726,900
             Affiliates.................................       101,135
           Distributions to shareholders................           189
           Other liabilities............................        27,274
                                                         -------------
              Total liabilities.........................       855,498
                                                         -------------
                Net assets, at value.................... $ 201,862,784
                                                         -------------
         Class 1:
           Net assets, at value.........................  $200,910,753
                                                         -------------
           Shares outstanding...........................   200,910,753
                                                         -------------
           Net asset value per share....................         $1.00
                                                         -------------
         Class 2:
           Net assets, at value.........................      $952,031
                                                         -------------
           Shares outstanding...........................       952,031
                                                         -------------
           Net asset value per share....................         $1.00
                                                         -------------


FM-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

        Investment income:
          Interest.......................................... $12,551,575
                                                             -----------
        Expenses:
          Management fees (Note 3)..........................   1,521,353
          Distribution fees - Class 2 (Note 3)..............      74,103
          Transfer agent fees...............................      11,506
          Custodian fees....................................       2,976
          Reports to shareholders...........................      34,897
          Professional fees.................................      16,507
          Trustees' fees and expenses.......................       2,859
          Other.............................................       2,113
                                                             -----------
            Total expenses..................................   1,666,314
                                                             -----------
               Net investment income........................  10,885,261
                                                             -----------
        Net realized gain from investments..................         960
                                                             -----------
        Net increase in net assets resulting from operations $10,886,221
                                                             -----------


                                                                           FM-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                              2001          2000
                                                                                          --------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................ $ 10,885,261  $ 17,285,153
    Net realized gain (loss) from investments............................................          960          (486)
                                                                                          --------------------------
     Net increase in net assets resulting from operations................................   10,886,221    17,284,667
  Distributions to shareholders from net investment income:/a/
    Class 1..............................................................................   (9,847,143)  (16,844,889)
    Class 2..............................................................................   (1,039,078)     (439,778)
                                                                                          --------------------------
  Total distributions to shareholders....................................................  (10,886,221)  (17,284,667)
  Capital share transactions: (Note 2)
    Class 1..............................................................................  (73,669,011)  (89,447,979)
    Class 2..............................................................................  (20,657,326)   13,007,757
                                                                                          --------------------------
  Total capital share transactions.......................................................  (94,326,337)  (76,440,222)
     Net decrease in net assets..........................................................  (94,326,337)  (76,440,222)
Net assets: (there is no undistributed net investment income at beginning or end of year)
  Beginning of year......................................................................  296,189,121   372,629,343
                                                                                          --------------------------
  End of year............................................................................ $201,862,784  $296,189,121
                                                                                          --------------------------

/a/Distributions were increased by net realized gains of $960 and decreased by net realized losses of $486 from security transactions for the years ended December 31, 2001 and December 31, 2000, respectively.

FM-8
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of twenty-seven series (the Funds). Franklin Money Market Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates value.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Year Ended December 31,
                                                ------------------------------
                                                     2001            2000
                                                ------------------------------
 Class 1 Shares:
 Shares sold................................... $   483,483,425  $ 790,134,431
 Shares issued in reinvestment of distributions       9,861,631     16,833,753
 Shares redeemed...............................    (567,014,067)  (896,416,163)
                                                ------------------------------
 Net decrease.................................. $   (73,669,011) $ (89,447,979)
                                                ------------------------------
 Class 2 Shares:
 Shares sold................................... $ 1,891,965,521  $ 574,612,748
 Shares issued in reinvestment of distributions       1,039,110        439,843
 Shares redeemed...............................  (1,913,661,957)  (562,044,834)
                                                ------------------------------
 Net increase (decrease)....................... $   (20,657,326) $  13,007,757
                                                ------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .500%        Over $100 million, up to and including $250 million
           .450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)


4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains.
Such losses expire as follows:

                  Capital loss carryovers expiring in:
                    2002.............................. $7,131
                    2006..............................    371
                    2008..............................    486
                                                       ------
                                                       $7,988
                                                       ------

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Independent Auditor's Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Money Market Fund (the
Fund), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                     FRANKLIN NATURAL RESOURCES SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity and debt securities of companies principally engaged in the natural resources sector.

--------------------------------------------------------------------------------

During the 12 months under review, commodity prices were volatile, and most fell during 2001. Natural gas prices declined dramatically, from $9.68 per $MMBtu in January 2001 to $2.59 on December 31. As we expected, oil prices drifted lower over the course of the year; however, we believe the Organization of Petroleum Exporting Countries (OPEC) did a creditable job supporting prices, especially given the global economic weakness.

Franklin Natural Resources Securities Fund faced challenges in this environment. At the beginning of the reporting period, we were overly optimistic about the outlook for natural gas, as we underestimated the impact on demand of relatively high prices at the end of 2000. In addition, significantly warmer-than-normal weather during the past few months contributed to higher-than-average storage levels. On the positive side, supply appeared to be responding to lower prices as many companies' third quarter 2001 production numbers were below those of the second quarter, and the natural gas market has favorable long-term supply and demand characteristics, in our opinion. Just before year-end, OPEC announced an oil production cut, which should help further support oil prices and boost natural gas prices because many power plants can switch between fuels. OPEC's discipline over the past 12 months has been encouraging, and we expect oil to trade in the $18 to $25 range over the next year or so, barring any major changes in Middle East politics.

At the end of the reporting period, Franklin Natural Resources Securities Fund's portfolio was positioned slightly more defensively than it was a year earlier, given lower oil and natural gas prices. We decreased the number of holdings and focused on companies with what we felt were attractive valuations and solid fundamentals. At period-end, integrated oil companies represented 18.1% of the Fund's total net assets. These stocks have tended to provide greater stability than highly volatile oil services and exploration and production (E&P) company stocks. However, the Fund's significant exposure to the oil services and E&P sectors dampened its performance as lower oil and natural gas prices put downward pressure on such stocks during much of the period. Since October, both sectors rebounded nicely as the outlook for oil and natural gas prices became more optimistic.

                                    [CHART]

Portfolio Breakdown
Franklin Natural Resources
Securities Fund
Based on Total Net Assets
12/31/01

Energy Minerals                                 34.7%
Industrial Services                             29.0%
Process Industries                              19.0%
Non-Energy Minerals                              9.7%
Short-Term Investments & Other Net Assets        7.6%

We increased the Fund's chemicals industry weighting slightly during the year as we are quite optimistic on the group in the intermediate term. We believe many chemicals-related companies should be some of the first businesses to rebound in a global recovery, but we remain somewhat cautious due to a poor earnings outlook for fourth quarter 2001.

We completely exited the alternative energy sector during the period because we think the slowing economic environment brought into question the viability of many of these companies. We also sold the majority of our positions in the pipeline and distribution area after financial problems at Enron Corp. negatively impacted the group.

Thank you for your participation in Franklin Natural Resources Securities Fund. We appreciate your support and welcome your comments or suggestions.


--------------------------------------------------------------------------------

On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Natural Resources Securities Fund (Fund) into Franklin Growth and Income Securities Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.
--------------------------------------------------------------------------------

                    Top 10 Holdings
                    Franklin Natural Resources
                    Securities Fund
                    12/31/01

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------
                    Conoco Inc.                     4.8%
                    Energy Minerals, U.S.

                    Exxon Mobil Corp.               4.0%
                    Energy Minerals, U.S.

                    Bunge Ltd.                      3.9%
                    Process Industries, U.S.

                    ChevronTexaco Corp.             3.4%
                    Energy Minerals, U.S.

                    Cal Dive International Inc.     3.1%
                    Industrial Services, U.S.

                    Allied Waste Industries Inc.    3.1%
                    Industrial Services, U.S.

                    Devon Energy Corp.              2.9%
                    Energy Minerals, U.S.

                    Weatherford
                    International Inc.              2.7%
                    Industrial Services, U.S.

                    Chesapeake Energy Corp.         2.7%
                    Energy Minerals, U.S.

                    Domtar Inc.                     2.7%
                    Process Industries, Canada

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Natural Resources Securities Fund - Class 1
Periods ended 12/31/01
                                                      Since
                                                    Inception
                            1-Year  5-Year  10-Year (1/24/89)
------------------------------------------------------
Cumulative Total Return     -19.13% -11.75% +34.14%  +42.43%
Average Annual Total Return -19.13%  -2.47%  +2.98%   +2.77%
Value of $10,000 Investment  $8,087  $8,825 $13,414  $14,243

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (15)
The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 with that of the S&P 500*, based on a $10,000 investment from 1/1/92 to 12/31/01.



                             Franklin Natural
                                 Resources
                             Securities Fund -               S&P
            823                  Class I                     500
--------------------------------------------------------------------
     01/01/1992                  $10,000                   $10,000
     01/31/1992                  $10,681                    $9,814
     02/29/1992                  $10,515                    $9,941
     03/31/1992                  $10,126                    $9,748
     04/30/1992                   $9,991                   $10,033
     05/31/1992                  $10,477                   $10,083
     06/30/1992                  $10,744                    $9,932
     07/31/1992                  $10,824                   $10,338
     08/31/1992                  $10,474                   $10,127
     09/30/1992                  $10,344                   $10,246
     10/31/1992                   $9,714                   $10,281
     11/30/1992                   $9,054                   $10,631
     12/31/1992                   $9,364                   $10,761
     01/31/1993                   $9,294                   $10,852
     02/28/1993                   $9,754                   $10,999
     03/31/1993                  $10,685                   $11,231
     04/30/1993                  $11,405                   $10,960
     05/31/1993                  $12,866                   $11,252
     06/30/1993                  $12,941                   $11,285
     07/31/1993                  $14,090                   $11,240
     08/31/1993                  $13,022                   $11,666
     09/30/1993                  $11,954                   $11,576
     10/31/1993                  $13,082                   $11,815
     11/30/1993                  $12,971                   $11,703
     12/31/1993                  $14,573                   $11,845
     01/31/1994                  $14,674                   $12,248
     02/28/1994                  $14,059                   $11,916
     03/31/1994                  $14,220                   $11,397
     04/30/1994                  $13,555                   $11,543
     05/31/1994                  $13,998                   $11,731
     06/30/1994                  $13,701                   $11,444
     07/31/1994                  $13,965                   $11,819
     08/31/1994                  $14,583                   $12,303
     09/30/1994                  $15,535                   $12,002
     10/31/1994                  $14,981                   $12,271
     11/30/1994                  $13,785                   $11,825
     12/31/1994                  $14,282                   $12,000
     01/31/1995                  $12,599                   $12,310
     02/28/1995                  $13,167                   $12,789
     03/31/1995                  $14,393                   $13,167
     04/30/1995                  $14,536                   $13,554
     05/31/1995                  $14,434                   $14,095
     06/30/1995                  $14,420                   $14,422
     07/31/1995                  $14,887                   $14,899
     08/31/1995                  $14,793                   $14,936
     09/30/1995                  $14,855                   $15,566
     10/31/1995                  $13,194                   $15,510
     11/30/1995                  $14,346                   $16,190
     12/31/1995                  $14,616                   $16,502
     01/31/1996                  $17,035                   $17,063
     02/29/1996                  $17,159                   $17,222
     03/31/1996                  $17,242                   $17,387
     04/30/1996                  $17,335                   $17,643
     05/31/1996                  $17,999                   $18,096
     06/30/1996                  $15,869                   $18,165
     07/31/1996                  $15,539                   $17,362
     08/31/1996                  $16,134                   $17,729
     09/30/1996                  $15,231                   $18,725
     10/31/1996                  $15,338                   $19,242
     11/30/1996                  $15,200                   $20,694
     12/31/1996                  $15,200                   $20,285
     01/31/1997                  $14,444                   $21,550
     02/28/1997                  $16,092                   $21,721
     03/31/1997                  $14,412                   $20,830
     04/30/1997                  $13,614                   $22,072
     05/31/1997                  $14,454                   $23,414
     06/30/1997                  $13,900                   $24,462
     07/31/1997                  $13,954                   $26,407
     08/31/1997                  $14,214                   $24,928
     09/30/1997                  $15,163                   $26,292
     10/31/1997                  $13,944                   $25,414
     11/30/1997                  $12,380                   $26,591
     12/31/1997                  $12,315                   $27,048
     01/31/1998                  $11,754                   $27,345
     02/28/1998                  $12,380                   $29,317
     03/31/1998                  $13,028                   $30,818
     04/30/1998                  $13,534                   $31,129
     05/31/1998                  $12,239                   $30,594
     06/30/1998                  $11,402                   $31,836
     07/31/1998                  $10,165                   $31,499
     08/31/1998                   $7,679                   $26,950
     09/30/1998                   $9,223                   $28,678
     10/31/1998                   $9,890                   $31,009
     11/30/1998                   $9,211                   $32,888
     12/31/1998                   $9,189                   $34,783
     01/31/1999                   $8,685                   $36,237
     02/28/1999                   $8,412                   $35,110
     03/31/1999                   $9,726                   $36,514
     04/30/1999                  $11,620                   $37,927
     05/31/1999                  $11,051                   $37,032
     06/30/1999                  $11,872                   $39,087
     07/31/1999                  $12,152                   $37,868
     08/31/1999                  $12,353                   $37,678
     09/30/1999                  $12,086                   $36,646
     10/31/1999                  $11,474                   $38,966
     11/30/1999                  $11,486                   $39,757
     12/31/1999                  $12,153                   $42,098
     01/31/2000                  $11,831                   $39,985
     02/29/2000                  $11,765                   $39,229
     03/31/2000                  $13,855                   $43,066
     04/30/2000                  $13,768                   $41,770
     05/31/2000                  $14,944                   $40,913
     06/30/2000                  $14,687                   $41,924
     07/31/2000                  $13,601                   $41,270
     08/31/2000                  $15,639                   $43,833
     09/30/2000                  $15,515                   $41,518
     10/31/2000                  $14,408                   $41,344
     11/30/2000                  $13,490                   $38,086
     12/31/2000                  $16,591                   $38,273
     01/31/2001                  $15,931                   $39,631
     02/28/2001                  $15,920                   $36,021
     03/31/2001                  $15,808                   $33,741
     04/30/2001                  $16,927                   $36,359
     05/31/2001                  $17,308                   $36,603
     06/30/2001                  $15,190                   $35,713
     07/31/2001                  $14,591                   $35,363
     08/31/2001                  $13,552                   $33,153
     09/30/2001                  $11,860                   $30,478
     10/31/2001                  $12,650                   $31,060
     11/30/2001                  $12,413                   $33,442
     12/31/2001                  $13,414                   $33,736

Total Return                      34.14%                   237.36%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

                                                                           FN-3
              Past performance does not guarantee future results.


Franklin Natural Resources Securities Fund - Class 1

                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Highlights

                                                                   Class 1
                                              -------------------------------------------------
                                                           Year Ended December 31,
                                              -------------------------------------------------
                                                2001      2000     1999      1998       1997
                                              -------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   14.81  $ 10.93  $  8.39  $   11.41  $   14.29
                                              -------------------------------------------------
Income from investment operations:
  Net investment income/a/...................       .12      .11      .06        .15        .15
  Net realized and unrealized gains (losses).     (2.92)    3.85     2.64      (3.02)     (2.83)
                                              -------------------------------------------------
Total from investment operations.............     (2.80)    3.96     2.70      (2.87)     (2.68)
                                              -------------------------------------------------
Less distributions from:
  Net investment income......................      (.12)    (.08)    (.16)      (.15)      (.20)
                                              -------------------------------------------------
Net asset value, end of year................. $   11.89  $ 14.81  $ 10.93  $    8.39  $   11.41
                                              -------------------------------------------------

Total return/b/..............................  (19.13)%   36.48%   32.25%   (25.38)%   (18.98)%
Ratios/supplemental data
Net assets, end of year (000's).............. $  26,570  $48,739  $42,861  $  45,927  $  74,924
Ratios to average net assets:
  Expenses...................................      .69%     .67%     .66%       .64%       .69%
  Net investment income......................      .88%     .88%     .64%      1.21%      1.00%
Portfolio turnover rate......................    72.53%   69.81%   51.19%     64.68%     85.22%




/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                ---------------------------
                                                   Year Ended December 31,
                                                ---------------------------
                                                  2001      2000    1999/c/
                                                ---------------------------
  Per share operating performance
  (for a share outstanding throughout the year)
  Net asset value, beginning of year........... $   14.78  $ 10.91  $  8.70
                                                ---------------------------
  Income from investment operations:
    Net investment income/a/...................       .07      .07      .02
    Net realized and unrealized gains (losses).     (2.91)    3.86     2.35
                                                ---------------------------
  Total from investment operations.............     (2.84)    3.93     2.37
                                                ---------------------------
  Less distributions from net investment income      (.11)    (.06)    (.16)
                                                ---------------------------
  Net asset value, end of year................. $   11.83  $ 14.78  $ 10.91
                                                ---------------------------

  Total return/b/..............................  (19.39)%   36.26%   27.30%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $   6,588  $ 2,430  $    68
  Ratios to average net assets:
    Expenses...................................      .94%     .92%     .92%/d/
    Net investment income......................      .54%     .53%     .23%/d/
  Portfolio turnover rate......................    72.53%   69.81%   51.19%




/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized

                                                                           FN-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Statement of Investments, December 31, 2001

                                                COUNTRY     SHARES     VALUE
-------------------------------------------------------------------------------
Common Stocks 92.2%
Energy Minerals 34.7%
Anadarko Petroleum Corp..................... United States    8,099 $   460,428
Cabot Oil & Gas Corp., A.................... United States   23,700     569,985
/a/Callon Petroleum Co...................... United States   36,300     248,655
/a/Chesapeake Energy Corp................... United States  134,700     890,367
ChevronTexaco Corp.......................... United States   12,400   1,111,164
Conoco Inc.................................. United States   56,438   1,597,195
Devon Energy Corp........................... United States   24,654     952,877
EOG Resources Inc........................... United States   14,200     555,362
Exxon Mobil Corp............................ United States   33,800   1,328,340
/a/Newfield Exploration Co.................. United States   17,800     632,078
Royal Dutch Petroleum Co., N.Y. shs.........  Netherlands     3,900     191,178
Shell Transport & Trading Co. PLC, N.Y. shs. United Kingdom  18,400     762,680
/a/Spinnaker Exploration Co................. United States   12,500     514,500
/a/Stone Energy Corp........................ United States    8,226     324,927
/a/Swift Energy Co.......................... United States   17,000     343,400
Unocal Corp................................. United States   13,800     497,766
USX - Marathon Group Inc.................... United States   17,000     510,000
                                                                    -----------
                                                                     11,490,902
                                                                    -----------
Industrial Services 28.8%
/a/Allied Waste Industries Inc.............. United States   72,300   1,016,538
/a/Atwood Oceanics Inc...................... United States    7,000     243,950
Baker Hughes Inc............................ United States   17,200     627,284
Bouygues Offshore SA........................     France      15,000     534,908
/a/Cal Dive International Inc............... United States   41,400   1,021,752
GlobalSantaFe Corp.......................... United States   21,965     626,442
/a/Grant Prideco Inc........................ United States   29,900     343,850
/a/Grey Wolf Inc............................ United States  273,500     812,295
/a/Gulf Island Fabrication Inc.............. United States   22,000     275,220
/a/Hydril Co................................ United States   21,600     380,808
/a/Oil States International Inc............. United States   56,500     514,150
/a/Parker Drilling Co....................... United States   80,000     295,200
/a/Stolt Offshore SA, ADR................... United Kingdom  14,500     130,500
/a/Superior Energy Services Inc............. United States   72,000     622,800
Transocean Sedco Forex Inc.................. United States   16,700     564,794
/a/Trico Marine Services Inc................ United States   33,500     252,925
/a/Varco International Inc.................. United States   26,310     394,124
/a/Weatherford International Inc............ United States   24,100     897,966
                                                                    -----------
                                                                      9,555,506
                                                                    -----------
Non-Energy Minerals 9.7%
Alcoa Inc................................... United States   11,400     405,270
AngloGold Ltd., ADR.........................  South Africa   21,000     379,260
Barrick Gold Corp...........................     Canada      22,895     365,175
/a/Ispat International NV, A, N.Y. shs......  Netherlands     9,500      16,626
Lafarge North America Inc................... United States   13,200     495,924
/a/NS Group Inc............................. United States   48,400     362,032
/a/Stillwater Mining Co..................... United States   33,850     626,225
Weyerhaeuser Co............................. United States   10,500     567,840
                                                                    -----------
                                                                      3,218,352
                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     COUNTRY     SHARES
---------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Process Industries 19.0%
Bunge Ltd........................................................................................ United States     55,500
Cabot Corp....................................................................................... United States     15,700
Domtar Inc.......................................................................................    Canada         88,400
/a/FMC Corp...................................................................................... United States     10,800
/a/Methanex Corp.................................................................................    Canada         68,000
/a/Methanex Corp.................................................................................    Canada          4,847
Nova Chemicals Corp..............................................................................    Canada         45,400
Potash Corp. of Saskatchewan Inc.................................................................    Canada          8,400
Potlatch Corp.................................................................................... United States     14,000
Valspar Corp..................................................................................... United States     17,900



Total Common Stocks (Cost $28,579,279)...........................................................

Convertible Preferred Stocks .2%
Industrial Services .2%
/a/Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. (Cost $290,720).............................. United States     17,500

Total Long Term Investments (Cost $28,869,999)...................................................

                                                                                                                PRINCIPAL
                                                                                                                 AMOUNT
                                                                                                                ----------
/b/Repurchase Agreement 7.6%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $2,516,303) (Cost $2,516,076).......               $2,516,076
  ABN AMRO Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $31,386,075) 100.0%......................................................
Other Assets, less Liabilities...................................................................
Net Assets 100.0%................................................................................

                                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Process Industries 19.0%
Bunge Ltd........................................................................................ $ 1,292,040
Cabot Corp.......................................................................................     560,490
Domtar Inc.......................................................................................     886,631
/a/FMC Corp......................................................................................     642,600
/a/Methanex Corp.................................................................................     375,731
/a/Methanex Corp.................................................................................      26,852
Nova Chemicals Corp..............................................................................     874,858
Potash Corp. of Saskatchewan Inc.................................................................     515,592
Potlatch Corp....................................................................................     410,480
Valspar Corp.....................................................................................     708,840
                                                                                                  -----------
                                                                                                    6,294,114
                                                                                                  -----------
Total Common Stocks (Cost $28,579,279)...........................................................  30,558,874
                                                                                                  -----------
Convertible Preferred Stocks .2%
Industrial Services .2%
/a/Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. (Cost $290,720)..............................      82,250
                                                                                                  -----------
Total Long Term Investments (Cost $28,869,999)...................................................  30,641,124
                                                                                                  -----------



/b/Repurchase Agreement 7.6%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $2,516,303) (Cost $2,516,076).......   2,516,076
  ABN AMRO Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                  -----------
Total Investments (Cost $31,386,075) 100.0%......................................................  33,157,200
Other Assets, less Liabilities...................................................................          62
Net Assets 100.0%................................................................................ $33,157,262
                                                                                                  -----------

/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2001, all repurchase agreements had been entered into on that date.

                                                                           FN-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $ 31,386,075
                                                         ------------
             Value......................................   33,157,200
           Receivables:
             Investment securities sold.................       55,088
             Dividends..................................        4,867
                                                         ------------
              Total assets..............................   33,217,155
                                                         ------------
         Liabilities:
           Payables:
             Capital shares redeemed....................       26,730
             Affiliates.................................       20,214
             Professional fees..........................        9,725
             Reports to shareholders....................        2,700
           Other liabilities............................          524
                                                         ------------
              Total liabilities.........................       59,893
                                                         ------------
                Net assets, at value.................... $ 33,157,262
                                                         ------------
         Net assets consist of:
           Undistributed net investment income..........     $359,755
           Net unrealized appreciation..................    1,771,125
           Accumulated net realized loss................  (19,347,376)
           Capital shares...............................   50,373,758
                                                         ------------
           Net assets, at value......................... $ 33,157,262
                                                         ------------
         Class 1:
           Net assets, at value......................... $ 26,569,634
                                                         ------------
           Shares outstanding...........................    2,235,088
                                                         ------------
           Net asset value and offering price per share.       $11.89
                                                         ------------
         Class 2:
           Net assets, at value......................... $  6,587,628
                                                         ------------
           Shares outstanding...........................      556,891
                                                         ------------
           Net asset value and offering price per share.       $11.83
                                                         ------------

FN-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
  Dividends................................................................... $    621,289
  Interest....................................................................       61,301
                                                                               ------------
    Total investment income...................................................      682,590
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................      274,147
  Distribution fees - Class 2 (Note 3)........................................       14,624
  Transfer agent fees.........................................................        1,976
  Custodian fees..............................................................        1,827
  Reports to shareholders.....................................................        8,586
  Professional fees...........................................................       15,466
  Trustees' fees and expenses.................................................          455
  Other.......................................................................          152
                                                                               ------------
    Total expenses............................................................      317,233
                                                                               ------------
       Net investment income..................................................      365,357
                                                                               ------------
Realized and unrealized losses:
  Net realized loss from:
    Investments...............................................................   (2,530,906)
    Foreign currency transactions.............................................       (5,290)
                                                                               ------------
       Net realized loss......................................................   (2,536,196)
  Net unrealized depreciation on:
    Investments...............................................................   (7,950,312)
    Translation of assets and liabilities denominated in foreign currencies...          (30)
                                                                               ------------
       Net unrealized depreciation............................................   (7,950,342)
                                                                               ------------
Net realized and unrealized loss..............................................  (10,486,538)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(10,121,181)
                                                                               ------------

                                                                           FN-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $    365,357
    Net realized gain (loss) from investments and foreign currency transactions...........................   (2,536,196)
    Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
     denominated in foreign currencies....................................................................   (7,950,342)
                                                                                                           -------------
     Net increase (decrease) in net assets resulting from operations......................................  (10,121,181)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................     (350,620)
     Class 2..............................................................................................      (52,747)
                                                                                                           -------------
  Total distributions to shareholders.....................................................................     (403,367)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (13,020,947)
     Class 2..............................................................................................    5,534,151
                                                                                                           -------------
  Total capital share transactions........................................................................   (7,486,796)
     Net increase (decrease) in net assets................................................................  (18,011,344)
Net assets:
  Beginning of year.......................................................................................   51,168,606
                                                                                                           -------------
  End of year............................................................................................. $ 33,157,262
                                                                                                           -------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $    359,755
                                                                                                           -------------

                                                                                                              2000

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   402,182
    Net realized gain (loss) from investments and foreign currency transactions...........................   4,894,509
    Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
     denominated in foreign currencies....................................................................   8,744,323

     Net increase (decrease) in net assets resulting from operations......................................  14,041,014
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (303,693)
     Class 2..............................................................................................        (413)

  Total distributions to shareholders.....................................................................    (304,106)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (7,597,599)
     Class 2..............................................................................................   2,099,880

  Total capital share transactions........................................................................  (5,497,719)
     Net increase (decrease) in net assets................................................................   8,239,189
Net assets:
  Beginning of year.......................................................................................  42,929,417

  End of year............................................................................................. $51,168,606

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   403,029


FN-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Natural Resources Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 80% of the Fund's shares were sold through one insurance company. The Fund's investment objectives are growth and income.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge the Franklin Natural Resources Securities Fund into the Franklin Growth and Income Securities Fund, subject to approval by the shareholders of the Franklin Natural Resources Securities Fund.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                Year Ended December 31,
                                                  --------------------------------------------------
                                                            2001                      2000
                                                  --------------------------------------------------
                                                    Shares       Amount       Shares       Amount
Class 1 Shares:                                   --------------------------------------------------
  Shares sold....................................    563,808  $  7,434,389   2,132,876  $ 25,855,477
  Shares issued in reinvestment of distributions.     24,098       350,620      24,751       303,693
  Shares redeemed................................ (1,642,669)  (20,805,956) (2,787,846)  (33,756,769)
                                                  --------------------------------------------------
  Net decrease................................... (1,054,763) $(13,020,947)   (630,219) $ (7,597,599)
                                                  --------------------------------------------------
Class 2 Shares:
  Shares sold....................................    513,743  $  7,002,477     218,229  $  2,911,326
  Shares issued in reinvestment of distributions.      3,638        52,747          34           413
  Shares redeemed................................   (124,921)   (1,521,073)    (60,103)     (811,859)
                                                  --------------------------------------------------
  Net increase...................................    392,460  $  5,534,151     158,160  $  2,099,880
                                                  --------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

                     Annualized Fee Rate Daily Net Assets
                     --------------------------------------
                            .625%        First $100 million

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $2,525,506 and $26, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                2006............................... $13,345,991
                2007...............................   3,374,600
                                                    -----------
                                                    $16,720,591
                                                    -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

               Cost of investments.................. $31,487,328
               Unrealized appreciation..............   4,709,188
               Unrealized depreciation..............  (3,039,316)
                                                     -----------
               Net unrealized appreciation.......... $ 1,669,872
                                                     -----------

               Undistributed ordinary income........ $   359,755
               Undistributed long-term capital gains          --
                                                     -----------
               Distributable earnings............... $   359,755
                                                     -----------

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $30,623,648 and $40,332,227, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Natural Resources Securities Fund (the "Fund"), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust), at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                      FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate sector, primarily real estate investment trusts (REITs).

--------------------------------------------------------------------------------

It is a pleasure to bring you Franklin Real Estate Fund's annual report covering the period ended December 31, 2001. During this time, real estate stocks displayed their defensive characteristics in the face of a significantly weakened domestic economy and substantially outperformed most major equity indexes. Real estate investment trusts (REITs) were the biggest beneficiaries of the real estate sector's strong performance. Early in the reporting period, we found that real estate stocks offered reasonable valuations, high dividend yields and stable operating fundamentals at the property level. Toward the end of the period, investor concerns about recession and the disasters on September 11 contributed to sustained volatility and share price weakness in the broader financial markets, and generated increased investor interest in these high yielding real estate securities, benefiting the Fund's overall performance in 2001. For the year ended December 31, 2001, the Wilshire Real Estate Securities Index rose 10.45%, while the Standard & Poor's 500 Composite Index (S&P 500) fell 11.88%./1 The Fund trailed the performance of its real estate benchmark during the year due, in part, to our lower exposure to the highest yielding stocks relative to the index. In 2001, the highest yielding REITs were the greatest beneficiaries of the Federal Reserve Board's (the Fed's) series of interest rate cuts. We held few of these securities because many of them tend to have limited liquidity and are, in our opinion, of lower quality. /

As of December 31, 2001, office real estate stocks represented the portfolio's largest weighting. One of the best-performing property types in 2000, this sector lagged other property types in 2001 mainly due to widespread concerns about a protracted slowdown in office space demand. We continue to believe that office real estate stocks represent an attractive combination of favorable supply characteristics, the safety of long-term leases and compelling valuations. Notably, Standard and Poor's(R) added Equity Office Properties Trust to the S&P 500 during the

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



 Property-Type Allocation
 Franklin Real Estate Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------
                       Office                   21.6%

                       Diversified              20.7%

                       Apartment                17.1%

                       Retail                   10.4%

                       Industrial                8.9%

                       Hotels & Travel           4.8%

                       Self Storage              4.0%

                       Other                     3.7%

                       Short-Term Investments
                       & Other Net Assets        8.8%

                                                                          FRE-1
reporting period, the index's first REIT. Diversified property companies, whose focus is not limited to one property type, represented our second-largest portfolio weighting, followed by the apartment sector. In our analysis, the Fund's top three sectors display excellent long-term fundamentals and trade at reasonable valuations.

During the period, we maintained an underweighted position in hotels relative to the Wilshire Real Estate Index. We had become increasingly concerned about the economic slowdown's effects on this industry because, of all the real estate property groups, hotel operations are among the most sensitive to economic changes. Unfortunately, the tragic events of September 11 severely curtailed hotel bookings. Consequently, stock prices of the Fund's hotel holdings suffered as most investors sold nearly everything travel-related in the aftermath of the terrorist attacks. Importantly, we saw these stocks make a significant recovery from their lows as the travel industry slowly recovered toward the year-end holidays.

We initiated a number of positions to the portfolio during the year under review. In the industrial property sector, REITs we purchased included AMB Property, Bedford Property and First Industrial Realty Trust. In our assessment, these REITs offered above-average growth prospects at their time of purchase, traded at reasonable valuations and stand to perform relatively well in a period of economic weakness. We sold a number of positions across the various property segments, including Frontline Capital Group and Cabot Industrial Trust. Frontline, which declined substantially in value, experienced a confluence of unfavorable events during the reporting period, including rapidly deteriorating fundamentals at the property level and the company's failed buyout by Regus PLC. Cabot, on the other hand, is an industrial REIT that performed well for us and became the subject of a buyout offer.

Looking ahead, we remain optimistic as real estate securities, in our opinion, generally remain attractively valued and could enjoy healthy operating fundamentals at the property level as the balance of supply and demand returns. The recession, however, is currently having an impact on real estate fundamentals. Vacancies are creeping higher and rental rates are softening in some markets. However, unlike in previous real estate cycles, the supply of real estate seems to be under control. This is primarily because three years of disciplined borrowing and constrained lender participation curtailed development. In many cases, those development projects that reached completion were significantly


Top 10 Holdings
Franklin Real Estate Fund
12/31/01

                      Security                  % of Total
                      Security Type             Net Assets
                      ------------------------- ----------

                      Equity Office
                      Properties Trust             8.0%
                      Equity REIT - Office

                      Vornado Realty Trust         4.4%
                      Equity REIT - Diversified
                      Property Type

                      Archstone-Smith Trust        4.3%
                      Equity REIT - Apartments

                      Equity Residential
                      Properties Trust             3.8%
                      Equity REIT - Apartments

                      Avalonbay
                      Communities Inc.             3.7%
                      Equity REIT - Apartments

                      ProLogis Trust               3.5%
                      Equity REIT - Industrial

                      Apartment Investment &
                      Management Co., A            3.5%
                      Equity REIT - Apartments

                      Simon Property
                      Group Inc.                   3.4%
                      Equity REIT - Retail-
                      Regional Malls

                      Glenborough Realty
                      Trust Inc.                   3.4%
                      Equity REIT - Diversified
                      Property Type

                      Security Capital Group
                      Inc., B                      3.3%
                      Diversified Property
                      Type


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FRE-2
pre-leased to committed tenants before the first shovel broke ground. As a result, we believe the supply side of the equation is likely to enjoy less cyclicality, or economic sensitivity, than ever before. Although demand for space has moderated with the current economic malaise, we believe the Fed's recent credit-easing actions will lead to demand stabilization.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry, it may experience greater volatility than a fund with a more broadly diversified portfolio.


                                                                          FRE-3

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 1
 Periods ended 12/31/01

                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return      +8.19% +34.52% +198.02% +254.93%
         Average Annual Total Return  +8.19%  +6.11%  +11.54%  +10.29%
         Value of $10,000 Investment $10,819 $13,452  $29,802  $35,493

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Real Estate Fund - Class 1, the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (17)
The following line graph compares the performance of Franklin Real Estate Fund - Class 1 with that of the S&P 500* and Wilshire Real Estate Securities Index*, based on a $10,000 investment from 1/1/92 to 12/31/01.



                                                        Wilshire Real
                     Franklin Real                          Estate
                     Estate Fund -            S&P         Securities
                         Class I              500            Index
---------------------------------------------------------------------
      01/01/1992         $10,000            $10,000         $10,000
      01/31/1992         $10,905             $9,814         $10,471
      02/29/1992         $10,603             $9,941         $10,445
      03/31/1992         $10,408             $9,748         $10,219
      04/30/1992         $10,257            $10,033         $10,050
      05/31/1992         $10,497            $10,083         $10,090
      06/30/1992         $10,404             $9,932          $9,786
      07/31/1992         $10,821            $10,338          $9,822
      08/31/1992         $10,703            $10,127          $9,674
      09/30/1992         $10,857            $10,246         $10,042
      10/31/1992         $11,029            $10,281         $10,149
      11/30/1992         $11,156            $10,631         $10,236
      12/31/1992         $11,591            $10,761         $10,740
      01/31/1993         $12,063            $10,852         $11,486
      02/28/1993         $12,499            $10,999         $12,042
      03/31/1993         $13,315            $11,231         $12,850
      04/30/1993         $12,789            $10,960         $12,122
      05/31/1993         $12,680            $11,252         $11,931
      06/30/1993         $13,118            $11,285         $12,244
      07/31/1993         $13,375            $11,240         $12,493
      08/31/1993         $13,732            $11,666         $12,752
      09/30/1993         $14,438            $11,576         $13,330
      10/31/1993         $14,337            $11,815         $12,956
      11/30/1993         $13,446            $11,703         $12,391
      12/31/1993         $13,795            $11,845         $12,376
      01/31/1994         $14,043            $12,248         $12,747
      02/28/1994         $14,620            $11,916         $13,268
      03/31/1994         $14,107            $11,397         $12,654
      04/30/1994         $14,337            $11,543         $12,796
      05/31/1994         $14,558            $11,731         $13,062
      06/30/1994         $14,248            $11,444         $12,805
      07/31/1994         $14,219            $11,819         $12,834
      08/31/1994         $14,172            $12,303         $12,825
      09/30/1994         $13,940            $12,002         $12,611
      10/31/1994         $13,443            $12,271         $12,149
      11/30/1994         $12,961            $11,825         $11,674
      12/31/1994         $14,193            $12,000         $12,579
      01/31/1995         $13,674            $12,310         $12,173
      02/28/1995         $13,915            $12,789         $12,554
      03/31/1995         $14,016            $13,167         $12,627
      04/30/1995         $13,980            $13,554         $12,536
      05/31/1995         $14,546            $14,095         $12,951
      06/30/1995         $14,792            $14,422         $13,176
      07/31/1995         $15,098            $14,899         $13,388
      08/31/1995         $15,424            $14,936         $13,551
      09/30/1995         $15,865            $15,566         $13,801
      10/31/1995         $15,540            $15,510         $13,373
      11/30/1995         $15,799            $16,190         $13,512
      12/31/1995         $16,681            $16,502         $14,296
      01/31/1996         $17,055            $17,063         $14,493
      02/29/1996         $17,275            $17,222         $14,780
      03/31/1996         $17,294            $17,387         $14,900
      04/30/1996         $17,342            $17,643         $14,967
      05/31/1996         $17,687            $18,096         $15,301
      06/30/1996         $17,878            $18,165         $15,607
      07/31/1996         $17,739            $17,362         $15,468
      08/31/1996         $18,589            $17,729         $16,125
      09/30/1996         $19,176            $18,725         $16,528
      10/31/1996         $19,556            $19,242         $16,976
      11/30/1996         $20,195            $20,694         $17,681
      12/31/1996         $22,156            $20,285         $19,567
      01/31/1997         $22,435            $21,550         $19,847
      02/28/1997         $22,406            $21,721         $19,859
      03/31/1997         $22,576            $20,830         $19,926
      04/30/1997         $21,996            $22,072         $19,283
      05/31/1997         $22,797            $23,414         $19,857
      06/30/1997         $23,839            $24,462         $20,842
      07/31/1997         $24,487            $26,407         $21,528
      08/31/1997         $24,455            $24,928         $21,369
      09/30/1997         $26,837            $26,292         $23,476
      10/31/1997         $25,833            $25,414         $22,478
      11/30/1997         $26,293            $26,591         $22,930
      12/31/1997         $26,743            $27,048         $23,441
      01/31/1998         $26,451            $27,345         $23,110
      02/28/1998         $26,316            $29,317         $22,815
      03/31/1998         $26,880            $30,818         $23,264
      04/30/1998         $26,148            $31,129         $22,531
      05/31/1998         $25,887            $30,594         $22,315
      06/30/1998         $25,540            $31,836         $22,197
      07/31/1998         $23,775            $31,499         $20,652
      08/31/1998         $21,274            $26,950         $18,506
      09/30/1998         $22,412            $28,678         $19,542
      10/31/1998         $22,056            $31,009         $19,275
      11/30/1998         $22,380            $32,888         $19,637
      12/31/1998         $22,246            $34,783         $19,356
      01/31/1999         $21,543            $36,237         $18,936
      02/28/1999         $21,241            $35,110         $18,787
      03/31/1999         $21,218            $36,514         $18,674
      04/30/1999         $23,573            $37,927         $20,665
      05/31/1999         $23,896            $37,032         $21,014
      06/30/1999         $23,473            $39,087         $20,657
      07/31/1999         $22,377            $37,868         $19,865
      08/31/1999         $21,943            $37,678         $19,567
      09/30/1999         $21,048            $36,646         $18,685
      10/31/1999         $20,502            $38,966         $18,337
      11/30/1999         $20,068            $39,757         $18,049
      12/31/1999         $20,878            $42,098         $18,728
      01/31/2000         $20,893            $39,985         $18,805
      02/29/2000         $20,473            $39,229         $18,446
      03/31/2000         $21,466            $43,066         $19,254
      04/30/2000         $22,846            $41,770         $20,626
      05/31/2000         $23,367            $40,913         $20,874
      06/30/2000         $24,487            $41,924         $21,577
      07/31/2000         $26,712            $41,270         $23,515
      08/31/2000         $25,812            $43,833         $22,669
      09/30/2000         $26,506            $41,518         $23,405
      10/31/2000         $25,465            $41,344         $22,389
      11/30/2000         $25,765            $38,086         $22,893
      12/31/2000         $27,548            $38,273         $24,484
      01/31/2001         $28,099            $39,631         $24,729
      02/28/2001         $27,610            $36,021         $24,215
      03/31/2001         $27,483            $33,741         $24,234
      04/30/2001         $28,146            $36,359         $24,811
      05/31/2001         $28,036            $36,603         $25,506
      06/30/2001         $29,424            $35,713         $26,875
      07/31/2001         $28,732            $35,363         $26,338
      08/31/2001         $29,390            $33,153         $27,257
      09/30/2001         $27,962            $30,478         $25,641
      10/31/2001         $27,008            $31,060         $24,682
      11/30/2001         $28,864            $33,442         $26,281
      12/31/2001         $29,802            $33,736         $27,043

Total Return             198.02%            237.36%         170.43%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRE-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

                                                                   Class 1
                                              -------------------------------------------------
                                                           Year Ended December 31,
                                              -------------------------------------------------
                                                2001      2000      1999      1998       1997
                                              --------  --------  --------  ---------  --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $  17.47  $  14.92  $  19.93  $   25.60  $  22.15
                                              -------------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .74       .84       .88       1.45       .72
  Net realized and unrealized gains (losses).      .65      3.55     (1.77)     (5.60)     3.72
                                              -------------------------------------------------
Total from investment operations.............     1.39      4.39      (.89)     (4.15)     4.44
                                              -------------------------------------------------
Less distributions from:
  Net investment income......................     (.72)    (1.15)    (1.73)      (.94)     (.67)
  Net realized gains.........................       --      (.69)    (2.39)      (.58)     (.32)
                                              -------------------------------------------------
Total distributions..........................     (.72)    (1.84)    (4.12)     (1.52)     (.99)
                                              -------------------------------------------------
Net asset value, end of year................. $  18.14  $  17.47  $  14.92  $   19.93  $  25.60
                                              -------------------------------------------------

Total return/b/..............................    8.19%    31.95%   (6.14)%   (16.82)%    20.70%

Ratios/supplemental data
Net assets, end of year (000's).............. $134,058  $153,203  $158,553  $ 282,290  $440,554
Ratios to average net assets:
  Expenses...................................     .59%      .60%      .58%       .54%      .54%
  Net investment income......................    4.25%     5.29%     4.83%      5.44%     3.59%
Portfolio turnover rate......................   34.21%    16.41%    10.27%     13.21%    11.62%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

                                                                          FRE-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

                                                           Class 2
                                                 -------------------------
                                                   Year Ended December 31,
                                                 -------------------------
                                                  2001     2000    1999/c/
                                                 -------  -------  -------
   Per share operating performance
   (for a share outstanding throughout the year)
   Net asset value, beginning of year........... $ 17.38  $ 14.88  $ 20.21
                                                 -------------------------
   Income from investment operations:
     Net investment income/a/...................     .80      .93     1.29
     Net realized and unrealized gains (losses).     .52     3.41    (2.50)
                                                 -------------------------
   Total from investment operations.............    1.32     4.34    (1.21)
                                                 -------------------------
   Less distributions from:
     Net investment income......................    (.71)   (1.15)   (1.73)
     Net realized gains.........................      --     (.69)   (2.39)
                                                 -------------------------
   Total distributions..........................    (.71)   (1.84)   (4.12)
                                                 -------------------------
   Net asset value, end of year................. $ 17.99  $ 17.38  $ 14.88
                                                 -------------------------

   Total return/b/..............................   7.88%   31.59%   (7.66)%

   Ratios/supplemental data
   Net assets, end of year (000's).............. $95,891  $23,743  $ 2,449
   Ratios to average net assets:
     Expenses...................................    .84%     .85%     .83%/d/
     Net investment income......................   4.60%    5.75%    8.84%/d/
   Portfolio turnover rate......................  34.21%   16.41%   10.27%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized

FRE-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2001

                                                    SHARES     VALUE
        ---------------------------------------------------------------
        Common Stock 90.4%
        Equity REIT - Apartments 15.3%
        Apartment Investment & Management Co., A... 175,000 $ 8,002,750
        Archstone-Smith Trust...................... 372,060   9,785,178
        Avalonbay Communities Inc.................. 182,000   8,610,420
        Equity Residential Properties Trust........ 305,000   8,756,550
                                                            -----------
                                                             35,154,898
                                                            -----------
        Equity REIT - Diversified Property 15.4%
        Bedford Property Investors Inc............. 120,600   2,713,500
        Crescent Real Estate Equities Co........... 226,800   4,107,348
        Duke Realty Corp........................... 135,000   3,284,550
        Glenborough Realty Trust Inc............... 398,700   7,734,780
        Liberty Property Trust..................... 195,000   5,820,750
        Reckson Associates Realty Corp., B.........  64,000   1,632,640
        Vornado Realty Trust....................... 240,800  10,017,280
                                                            -----------
                                                             35,310,848
                                                            -----------
        Equity REIT - Hotels .7%
        MeriStar Hospitality Corp.................. 108,800   1,544,960
                                                            -----------
        Equity REIT - Industrial 8.9%
        AMB Property Corp.......................... 166,700   4,334,200
        First Industrial Realty Trust Inc..........  42,100   1,309,310
        ProLogis Trust............................. 373,800   8,040,438
        PS Business Parks Inc...................... 220,000   6,930,000
                                                            -----------
                                                             20,613,948
                                                            -----------
        Equity REIT - Manufactured Homes .8%
        Manufactured Home Communities Inc..........  62,100   1,938,141
                                                            -----------
        Equity REIT - Office 21.6%
        Alexandria Real Estate Equities Inc........ 128,400   5,277,240
        Arden Realty Inc........................... 195,200   5,172,800
        Boston Properties Inc......................  93,200   3,541,600
        Brandywine Realty Trust.................... 297,700   6,272,539
        CarrAmerica Realty Corp.................... 233,600   7,031,360
        Equity Office Properties Trust............. 610,652  18,368,412
        SL Green Realty Corp....................... 127,600   3,918,596
                                                            -----------
                                                             49,582,547
                                                            -----------
        Equity REIT - Other 2.9%
        iStar Financial Inc........................ 265,000   6,611,750
                                                            -----------
        Equity REIT - Retail - Regional Malls 10.4%
        Chelsea Property Group Inc.................  35,000   1,718,500
        General Growth Properties Inc.............. 157,200   6,099,360
        Glimcher Realty Trust...................... 217,800   4,101,174
        Simon Property Group Inc................... 264,800   7,766,584
        Taubman Centers Inc........................ 285,000   4,232,250
                                                            -----------
                                                             23,917,868
                                                            -----------
        Equity REIT - Storage 4.0%
        Public Storage Inc......................... 211,600   7,067,440
        Shurgard Storage Centers Inc., A...........  70,000   2,240,000
                                                            -----------
                                                              9,307,440
                                                            -----------

                                                                          FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                    SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
Common Stock (cont.)
Apartments 1.8%
Boardwalk Equities Inc. (Canada).................................................................     563,300 $  4,123,356
                                                                                                              ------------
Diversified Property 5.3%
/a/Catellus Development Corp.....................................................................     125,000    2,300,000
/a/Security Capital Group Inc., B................................................................     302,345    7,670,493
TrizecHahn Corp..................................................................................     145,000    2,276,500
                                                                                                              ------------
                                                                                                                12,246,993
                                                                                                              ------------
Hotels & Travel 3.3%
/a/Candlewood Hotel Co. Inc......................................................................     350,000      511,000
/a/Cendant Corp..................................................................................     187,500    3,676,875
Host Marriott Corp...............................................................................      96,900      872,100
/a/MeriStar Hotels & Resorts Inc.................................................................     170,000      117,300
Starwood Hotels & Resorts Worldwide Inc..........................................................      80,200    2,393,970
                                                                                                              ------------
                                                                                                                 7,571,245
                                                                                                              ------------
Total Common Stocks (Cost $165,712,435)..........................................................              207,923,994
                                                                                                              ------------
Convertible Preferred Stocks .8%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd. (Cost $1,503,132)..........................................      56,900    1,979,892
                                                                                                              ------------
Total Long Term Investments (Cost $167,215,567)..................................................              209,903,886
                                                                                                              ------------
                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  -----------
/b/Repurchase Agreement 8.9%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $20,354,135) (Cost $20,352,302)..... $20,352,302   20,352,302
  ABN AMRO Inc...................................................................................
  Barclays Capital Inc...........................................................................
  Bear, Stearns & Co. Inc........................................................................
  BMO Nesbitt Burns Corp.........................................................................
  BNP Paribas Securities Corp....................................................................
  Credit Suisse First Boston Corp................................................................
  Deutsche Banc Alex Brown Inc...................................................................
  Dresdner Kleinwort Wasserstein Securities LLC..................................................
  Goldman, Sachs & Co............................................................................
  Greenwich Capital Markets Inc..................................................................
  Lehman Brothers Inc............................................................................
  Morgan Stanley & Co. Inc.......................................................................
  UBS Warburg LLC................................................................................
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities.
                                                                                                              ------------
Total Investments (Cost $187,567,869) 100.1%.....................................................              230,256,188
Other Assets, less Liabilities (.1)%.............................................................                 (307,287)
                                                                                                              ------------
Net Assets 100%..................................................................................             $229,948,901
                                                                                                              ------------

/a/Non-incomeproducing
/b/Investmentis through participation in a joint account with other funds managed by the investment advisor. At December 31, 2001, all repurchase agreements had been entered into on that date.

FRE-8                  See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $ 187,567,869
                                                         -------------
             Value......................................   230,256,188
           Cash.........................................         3,077
           Receivables:
             Capital shares sold........................       172,239
             Dividends..................................     1,269,158
                                                         -------------
              Total assets..............................   231,700,662
                                                         -------------
         Liabilities:
           Payables:
             Investment securities purchased............     1,407,576
             Capital shares redeemed....................       179,982
             Affiliates.................................       141,637
           Other liabilities............................        22,566
                                                         -------------
              Total liabilities.........................     1,751,761
                                                         -------------
                Net assets, at value.................... $ 229,948,901
                                                         -------------
         Net assets consist of:
           Undistributed net investment income.......... $   9,745,671
           Net unrealized appreciation..................    42,688,319
           Accumulated net realized loss................  (13,642,224)
           Capital shares...............................   191,157,135
                                                         -------------
                Net assets, at value.................... $ 229,948,901
                                                         -------------
         Class 1:
           Net assets, at value......................... $ 134,057,649
                                                         -------------
           Shares outstanding...........................     7,391,519
                                                         -------------
           Net asset value and offering price per share.        $18.14
                                                         -------------
         Class 2:
           Net assets, at value......................... $  95,891,252
                                                         -------------
           Shares outstanding...........................     5,329,114
                                                         -------------
           Net asset value and offering price per share.        $17.99
                                                         -------------

                                                                          FRE-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

Investment income:
  Dividends................................................................... $ 9,199,009
  Interest....................................................................     604,032
                                                                               -----------
    Total investment income...................................................   9,803,041
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................   1,103,174
  Distribution fees - Class 2 (Note 3)........................................     134,146
  Transfer agent fees.........................................................       4,910
  Custodian fees..............................................................       2,419
  Reports to shareholders.....................................................      26,721
  Professional fees...........................................................      21,833
  Trustees' fees and expenses.................................................       1,874
  Other.......................................................................         586
                                                                               -----------
    Total expenses............................................................   1,295,663
                                                                               -----------
       Net investment income..................................................   8,507,378
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized gain from:
    Investments...............................................................   1,889,883
    Foreign currency transactions.............................................       2,026
                                                                               -----------
     Net realized gain........................................................   1,891,909
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................   5,340,960
    Translation of assets and liabilities denominated in foreign currencies...      (1,082)
                                                                               -----------
     Net unrealized appreciation..............................................   5,339,878
                                                                               -----------
Net realized and unrealized gain..............................................   7,231,787
                                                                               -----------
Net increase in net assets resulting from operations.......................... $15,739,165
                                                                               -----------

FRE-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 2001

                                                                                                               2001
                                                                                                           --------------
Increase in net assets:
  Operations:
    Net investment income................................................................................. $   8,507,378
    Net realized gain (loss) from investments and foreign currency transactions...........................     1,891,909
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................     5,339,878
                                                                                                           --------------
     Net increase in net assets resulting from operations.................................................    15,739,165
Distributions to shareholders from:
  Net investment income:
    Class 1...............................................................................................    (5,720,085)
    Class 2...............................................................................................    (1,934,491)
  Net realized gains:
    Class 1...............................................................................................            --
    Class 2...............................................................................................            --
                                                                                                           --------------
Total distributions to shareholders.......................................................................    (7,654,576)
Capital share transactions: (Note 2)
    Class 1...............................................................................................   (23,904,085)
    Class 2...............................................................................................    68,822,468
                                                                                                           --------------
Total capital share transactions..........................................................................    44,918,383
    Net increase in net assets............................................................................    53,002,972
Net assets:
  Beginning of year.......................................................................................   176,945,929
                                                                                                           --------------
  End of year.............................................................................................  $229,948,901
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   9,745,671
                                                                                                           --------------

                                                                                                               2000

Increase in net assets:
  Operations:
    Net investment income................................................................................. $  8,574,011
    Net realized gain (loss) from investments and foreign currency transactions...........................  (10,907,827)
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   46,700,827

     Net increase in net assets resulting from operations.................................................   44,367,011
Distributions to shareholders from:
  Net investment income:
    Class 1...............................................................................................  (10,465,200)
    Class 2...............................................................................................     (442,237)
  Net realized gains:
    Class 1...............................................................................................   (6,229,113)
    Class 2...............................................................................................     (263,710)

Total distributions to shareholders.......................................................................  (17,400,260)
Capital share transactions: (Note 2)
    Class 1...............................................................................................  (30,155,474)
    Class 2...............................................................................................   19,132,909

Total capital share transactions..........................................................................  (11,022,565)
    Net increase in net assets............................................................................   15,944,186
Net assets:
  Beginning of year.......................................................................................  161,001,743

  End of year............................................................................................. $176,945,929

Undistributed net investment income included in net assets:
  End of year............................................................................................. $  8,890,843


                                                                         FRE-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Real Estate Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 58% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)


d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               ------------------------  -------------------------
                                                 Shares       Amount       Shares       Amount
Class 1 Shares:                                ----------  ------------  ----------  ------------
Shares sold...................................    496,158  $  8,759,819     863,874  $ 13,825,797
Shares issued in reinvestment of distributions    327,424     5,720,085   1,159,327    16,694,313
Shares redeemed............................... (2,199,336)  (38,383,989) (3,882,880)  (60,675,584)
                                               ----------  ------------  ----------  ------------
Net decrease.................................. (1,375,754) $(23,904,085) (1,859,679) $(30,155,474)
                                               ----------  ------------  ----------  ------------
Class 2 Shares:
Shares sold...................................  4,223,454  $ 73,341,370   1,785,978  $ 28,661,264
Shares issued in reinvestment of distributions    111,498     1,934,491      49,229       705,947
Shares redeemed...............................   (372,218)   (6,453,393)   (633,470)  (10,234,302)
                                               ----------  ------------  ----------  ------------
Net increase..................................  3,962,734  $ 68,822,468   1,201,737  $ 19,132,909
                                               ----------  ------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    ------------------- ---------------------------------------------------
             .625%      First $100 million
             .50%       Over $100 million, up to and including $250 million
             .45%       Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

                                                                         FRE-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $9,921,882 which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $3,720,342. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital loss carryforward for income tax purposes were as follows:

        Investments at cost.............................. $187,567,869
                                                          ------------
        Unrealized appreciation.......................... $ 46,847,501
        Unrealized depreciation..........................   (4,159,182)
                                                          ------------
        Net unrealized appreciation...................... $ 42,688,319
                                                          ------------

        Undistributed ordinary income.................... $  9,745,671
        Undistributed long-term capital loss carryforward           --
                                                          ------------
        Distributable earnings........................... $  9,745,671
                                                          ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $101,771,804 and $61,717,911, respectively.


FRE-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (the
Fund), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                                                         FRE-15

                                      FRANKLIN RISING DIVIDENDS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.

--------------------------------------------------------------------------------

After a decade of economic expansion, the U.S. economy fell into a recession. Gross domestic product (GDP) growth contracted at a 1.3% annualized rate during the year's third quarter. Some of the late-2000 economic troubles seemed to carry over into 2001 as high short-term interest rates and energy prices, combined with lower stock prices, particularly in certain technology sectors, put downward pressure on economic activity during the year under review.

Fortunately, there seems to be some economic stimulus in the pipeline. Beginning in the third quarter of 2001, many taxpayers received rebate checks. Meanwhile, the federal government's outlays increased. The Federal Reserve Board lowered its target for the federal funds rate by 475 basis points (4.75%) since January, bringing it to 1.75% as of December 31, 2001. Lower mortgage rates sparked another refinancing cycle for homeowners, while corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. Energy prices, particularly for gasoline and natural gas, came down substantially in the latter half of the year. The prices of other important commodities, from lumber to computer chips, also experienced meaningful declines. Although many of these changes reflect a weakened economy, we believe it is important to note that they are the cyclical adjustments that ultimately may generate future economic expansion. One encouraging sign was the estimated 0.2% annualized growth rate for fourth quarter GDP.

Most major stock market indexes suffered double-digit declines during the year ended December 31, 2001. Of the broad industry groups, technology fared the worst as evidenced by the 20.13% decline in the technology-heavy Nasdaq Composite Index. Small stocks generally outperformed large stocks; the Standard & Poor's 600 Small-Cap Index increased 6.54% during the year, while the Standard & Poor's 500 Composite Index (S&P 500) declined 11.88% for the same time./1 The /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.


                                                                          FRD-1
market sectors that experienced the most extreme moves during the bull market cycle generally performed poorly in 2001. Within this environment, Franklin Rising Dividends Securities Fund performed well, exceeding the return of its benchmark index, the Russell Midcap Value Index, which posted a 2.33% total return for the 12 months ended December 31, 2001./1 /

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our stan-dards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

New additions to the Fund's portfolio during the year under review included Arthur J. Gallagher & Co. and Hillenbrand Industries. Gallagher, a large regional insurance broker focusing on the middle-market insurance customer, was a clear beneficiary of higher premiums for commercial property and casualty insurance. As a broker, the company benefits from premium increases without taking any of the underwriting risk. For the past 16 years, Gallagher has increased its dividend. Hillenbrand, a leading provider of funeral products and services, is also a manufacturer of durable hospital equipment. As America ages, the company, in our view, is well-positioned to benefit from the population's changing needs. Hillenbrand has 30 years of dividend increases.

A significant position that we sold during the year under review was Block Drug Company. We eliminated this holding after GlaxoSmith-Kline acquired the company in a cash transaction. We sold several other, smaller positions to make room for better opportunities as we found them.

Three of the Fund's large holdings that delivered returns greater than 20% during 2001 were Diebold, Leggett & Platt and Superior Indus-tries International. Diebold, a leading manufacturer and servicer of automatic teller machines (ATMs), has increased its dividends for an exceptional 48 consecutive years. A number of recent developments led investors to believe that earnings growth should reaccelerate. For example, the company plans on entering the U.S. electronic voting



 Top 10 Holdings
 Franklin Rising Dividends
  Securities Fund
 12/31/01

                     Company                    % of Total
                     Sector/Industry            Net Assets
                     ---------------------

                     Family Dollar Stores Inc.     5.0%
                     Retail Trade

                     Alberto-Culver Co., A         4.4%
                     Consumer Non-Durables

                     West Pharmaceutical
                     Services Inc.                 4.2%
                     Health Technology

                     Diebold Inc.                  3.9%
                     Electronic Technology

                     Teleflex Inc.                 3.8%
                     Producer Manufacturing

                     Reynolds & Reynolds Co., A    3.7%
                     Technology Services

                     National Commerce
                     Financial Corp.               3.5%
                     Finance

                     Washington Mutual Inc.        3.5%
                     Finance

                     Graco Inc.                    3.2%
                     Producer Manufacturing

                     Leggett & Platt Inc.          3.1%
                     Consumer Durables

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FRD-2
machine market. Through acquisitions, Diebold became a much larger participant in the European ATM market. Diebold also increased its effort to build its ATM servicing business with large banks. Addition-ally, there appear to be opportunities for Diebold's technology to have a larger role in physical security applications. Leggett & Platt, a diver-sified manufacturer of engineered products including furniture components and retail store fixtures, has increased its dividends for 30 years. Unfortunately, the recession has not been kind to Leggett as earnings fell sharply in 2001. The company responded by aggressively reducing costs and should be able to achieve significant operating leverage when volumes improve. The furniture market seems poised for recovery after several quarters of much weaker furniture demand than housing demand. Superior, the leading manufacturer of aluminum wheels, has 18 years of dividend growth. Although its earnings declined in 2001, partially as a result of automobile production cuts, Superior announced a number of new model contracts for the coming years. With its largest competitor, Hayes Lemmerz International, having recently filed for bankruptcy, Superior should have the opportunity to win placement on additional models in the future.

One disappointing stock during the year under review was The Limit-ed, a specialty retailer with several apparel brands including Express and Lerner New York. It also has a majority interest in Intimate Brands, which operates Victoria's Secret and the Bath & Body Works stores. Sales across most of its stores have been poor throughout the past year. Although the company was negatively impacted by the weak economy, we believe it has also made some merchandising mistakes. However, we are confident about The Limited's solid management team and the strength of many of its retail brands. We anticipate better results in the future.

Notable year-over-year dividend increases during the 12-month period came from National Commerce Financial (+15%), TrustCo Bancorp NY (+15%), American International Group (+14%), Teleflex (+13%), and Nucor (+13%).

Our 10 largest positions as of December 31, 2001, comprised 38.3% of the Fund's total net assets. It is interesting to note how these 10 com-panies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 19 years in a row and by 286% in the past 10 years. Their most recent dividend increases averaged
9.6%, for a yield of 1.8% on December 31, 2001, and a dividend


                                                                          FRD-3
payout ratio of 33%. Long-term debt averaged 18% of capitali-zation, and the average price/earnings ratio was 19.5 on calendar year 2001 estimates versus 26.0 for that of the unmanaged S&P 500 on the same date. In our opinion, these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.



 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, securities or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRD-4

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 1
 Periods ended 12/31/01

                                              Since
                                            Inception
                            1-Year  5-Year  (1/27/92)
-----------------------------------------------------
Cumulative Total Return     +13.90% +77.08% +190.04%
Average Annual Total Return +13.90% +12.11%  +11.32%
Value of $10,000 Investment $11,390 $17,708  $29,004


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/27/92-12/31/01)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 1 and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (19)
The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 1 with that of the Russell Midcap Value Index*, based on a $10,000 investment from 1/27/92 to 12/31/01.


                                              Russell
                    Franklin Rising            Midcap
                 Dividends Securities           Value
                    Fund - Class I              Index
-----------------------------------------------------
     01/27/1992         $10,000               $10,000
     01/31/1992         $10,000               $10,033
     02/29/1992         $10,000               $10,407
     03/31/1992          $9,930               $10,249
     04/30/1992          $9,980               $10,511
     05/31/1992         $10,129               $10,608
     06/30/1992          $9,990               $10,527
     07/31/1992         $10,349               $10,949
     08/31/1992         $10,239               $10,629
     09/30/1992         $10,409               $10,842
     10/31/1992         $10,540               $11,068
     11/30/1992         $10,860               $11,534
     12/31/1992         $10,979               $11,902
     01/31/1993         $10,860               $12,203
     02/28/1993         $10,670               $12,467
     03/31/1993         $10,759               $12,899
     04/30/1993         $10,389               $12,672
     05/31/1993         $10,529               $12,958
     06/30/1993         $10,417               $13,227
     07/31/1993         $10,417               $13,373
     08/31/1993         $10,588               $13,829
     09/30/1993         $10,588               $13,793
     10/31/1993         $10,749               $13,637
     11/30/1993         $10,478               $13,322
     12/31/1993         $10,598               $13,761
     01/31/1994         $10,738               $14,162
     02/28/1994         $10,377               $13,910
     03/31/1994          $9,917               $13,371
     04/30/1994          $9,936               $13,568
     05/31/1994         $10,076               $13,586
     06/30/1994         $10,049               $13,336
     07/31/1994         $10,151               $13,869
     08/31/1994         $10,579               $14,384
     09/30/1994         $10,335               $13,933
     10/31/1994         $10,308               $13,921
     11/30/1994         $10,064               $13,307
     12/31/1994         $10,165               $13,468
     01/31/1995         $10,441               $13,848
     02/28/1995         $10,747               $14,547
     03/31/1995         $10,981               $14,821
     04/30/1995         $11,062               $15,135
     05/31/1995         $11,439               $15,743
     06/30/1995         $11,563               $16,107
     07/31/1995         $11,813               $16,669
     08/31/1995         $12,011               $16,996
     09/30/1995         $12,408               $17,385
     10/31/1995         $12,303               $17,046
     11/30/1995         $12,939               $17,978
     12/31/1995         $13,189               $18,174
     01/31/1996         $13,449               $18,616
     02/29/1996         $13,647               $18,793
     03/31/1996         $13,647               $19,189
     04/30/1996         $13,615               $19,352
     05/31/1996         $13,990               $19,538
     06/30/1996         $14,144               $19,560
     07/31/1996         $13,729               $18,629
     08/31/1996         $14,005               $19,411
     09/30/1996         $14,728               $20,123
     10/31/1996         $15,164               $20,653
     11/30/1996         $16,216               $21,950
     12/31/1996         $16,375               $21,857
     01/31/1997         $16,704               $22,544
     02/28/1997         $17,172               $22,925
     03/31/1997         $16,639               $22,228
     04/30/1997         $17,065               $22,788
     05/31/1997         $18,385               $24,130
     06/30/1997         $19,050               $25,025
     07/31/1997         $20,666               $26,882
     08/31/1997         $20,244               $26,568
     09/30/1997         $21,307               $28,215
     10/31/1997         $20,787               $27,357
     11/30/1997         $21,286               $28,279
     12/31/1997         $21,784               $29,362
     01/31/1998         $21,684               $28,793
     02/28/1998         $23,434               $30,716
     03/31/1998         $24,108               $32,298
     04/30/1998         $24,031               $32,117
     05/31/1998         $23,157               $31,369
     06/30/1998         $22,893               $31,469
     07/31/1998         $22,107               $29,874
     08/31/1998         $18,583               $25,673
     09/30/1998         $19,509               $27,173
     10/31/1998         $21,592               $28,933
     11/30/1998         $22,376               $29,949
     12/31/1998         $23,289               $30,859
     01/31/1999         $22,081               $30,140
     02/28/1999         $21,297               $29,477
     03/31/1999         $21,156               $29,899
     04/30/1999         $22,827               $32,730
     05/31/1999         $23,085               $32,868
     06/30/1999         $23,946               $33,242
     07/31/1999         $23,580               $32,411
     08/31/1999         $22,606               $31,290
     09/30/1999         $21,293               $29,707
     10/31/1999         $21,463               $30,583
     11/30/1999         $21,201               $30,023
     12/31/1999         $21,032               $30,828
     01/31/2000         $20,026               $28,984
     02/29/2000         $20,010               $27,773
     03/31/2000         $21,695               $31,139
     04/30/2000         $21,639               $31,264
     05/31/2000         $21,979               $31,801
     06/30/2000         $20,787               $30,615
     07/31/2000         $20,636               $31,332
     08/31/2000         $21,884               $33,252
     09/30/2000         $22,186               $33,571
     10/31/2000         $22,716               $34,209
     11/30/2000         $23,152               $33,764
     12/31/2000         $25,458               $36,743
     01/31/2001         $25,919               $36,610
     02/28/2001         $25,784               $36,456
     03/31/2001         $25,302               $35,447
     04/30/2001         $26,610               $37,396
     05/31/2001         $27,592               $38,458
     06/30/2001         $27,625               $37,947
     07/31/2001         $28,239               $37,795
     08/31/2001         $28,095               $37,103
     09/30/2001         $25,580               $33,564
     10/31/2001         $26,030               $33,742
     11/30/2001         $27,850               $36,103
     12/31/2001         $29,004               $37,602

Total Return            190.04%               276.02%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FRD-5
              Past performance does not guarantee future results.

                                                    FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P
500) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies designed to track the performance of the S&P 500 Index./1 /

--------------------------------------------------------------------------------

This annual report of Franklin S&P 500 Index Fund covers the 12 months ended December 31, 2001. In an attempt to spur a slowing economy, the Federal Reserve Board (the Fed) cut short-term rates aggressively with 11 interest rate moves during 2001. The year was characterized by reduced corporate sector spending and profitability, along with dimming consumer confidence, particularly in the latter half of the year. During the reporting period, the financial markets and the world were significantly impacted by the tragic events of September 11 as well.

Equity markets across the globe seemed to follow the U.S. market's post-September 11 downturn, which further weighed on an already difficult financial year. As most observers acknowledge that the U.S. economy is in a recession, the debate lingers over the speed of recovery in an environment where many doubt the strength of corporate invest-ment in the next year. However, the outlook for 2002 may have improved as many analysts believe that much of the corporate earnings weakness has been priced into securities. Although valuations remain above historical levels, securities absorbed some serious setbacks over the past year, which should make room for future appreciation.

Reflecting investor concerns over the prolonged flagging of economic growth and a continued downpour of negative corporate earnings news, stock markets remained on the volatile track they assumed in early 2000. During 2001, the S&P 500 Index suffered a disastrous first quarter, losing almost 12% of its value. In percentage terms, it was the worst quarterly performance since the S&P 500 Index lost nearly 14% in the third quarter of 1990 and was the index's worst first quarter performance since 1939. The second quarter of 2001 began with a bang as growth stocks reversed their plunge, producing encouraging results in April. The markets presented a muddled picture in May and June as investors struggled to balance the Fed's aggressive, rate-cutting posture with disappointing corporate earnings reports. On the whole, the first

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.


                                                                          FSP-1
quarter was followed by volatility, for example, the monthly swings of April's 7.76% return, August's -6.25% and September's -8.07%. In November, the index posted strong performance with a 7.67% showing for the month, leaving the year-to-date return only slightly negative since the difficult first quarter. Overall, the S&P 500 Index fell 11.88% for the 12 months ended December 31, 2001. Other indexes also fell during the year under review, with both the Dow Jones Industrial Average and the Nasdaq Composite Index down 5.46% and 20.13%./2/

Franklin S&P 500 Index Fund is currently managed with a full repli-cation technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help to offset fees and expenses. One cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 34 additions and 33 deletions to the Fund's portfolio between January 1 and December 31, 2001, based upon rebalancing activity. Deletions gener-ally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500.

2. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.


 Top 10 Holdings
 Franklin S&P 500 Index Fund
 12/31/01

                       Company                % of Total
                       Sector/Industry        Net Assets
                       ---------------------- ----------

                       General Electric Co.      3.7%
                       Producer Manufacturing

                       Microsoft Corp.           3.3%
                       Technology Services

                       Exxon Mobil Corp.         2.5%
                       Energy Minerals

                       Citigroup Inc.            2.4%
                       Finance

                       Wal-Mart Stores Inc.      2.4%
                       Retail Trade

                       Pfizer Inc.               2.3%
                       Health Technology

                       Intel Corp.               1.9%
                       Electronic Technology

                       International Business
                       Machines Corp.            1.9%
                       Electronic Technology

                       American International
                       Group Inc.                1.9%
                       Finance

                       Johnson & Johnson         1.7%
                       Health Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSP-2

Looking forward, we will seek to keep the Fund's passively managed portfolio invested in the common stocks of the S&P 500 Index by holding constituent securities. We will also seek to use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. However, whichever "indexing strategy" we determine would be cost-effective or otherwise beneficial for the Fund, Fund performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.





 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.



                                                                          FSP-3

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

            Franklin S&P 500 Index Fund - Class 1
            Periods ended 12/31/01
                                                             Since
                                                           Inception
                                                   1-Year  (11/1/99)
            ------------------------------------- -------- ---------
            Cumulative Total Return                -12.31%  -15.24%
            Average Annual Total Return            -12.31%   -7.35%
            Value of $10,000 Investment           $  8,769 $  8,476

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/01)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.



GRAPHIC MATERIAL (21)
This graph compares the performance of Franklin S&P 500 Index Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 11/1/99-12/31/01.


                             Franklin S&P 500            S&P 500
                           Index Fund - Class I            Index
----------------------------------------------------------------
        11/01/1999                $10,000                $10,000
        11/30/1999                $10,070                $10,203
        12/31/1999                $10,560                $10,804
        01/31/2000                $10,120                $10,262
        02/29/2000                 $9,946                $10,068
        03/31/2000                $10,887                $11,052
        04/30/2000                $10,586                $10,720
        05/31/2000                $10,357                $10,500
        06/30/2000                $10,597                $10,759
        07/31/2000                $10,417                $10,591
        08/31/2000                $11,077                $11,249
        09/30/2000                $10,487                $10,655
        10/31/2000                $10,447                $10,610
        11/30/2000                 $9,616                 $9,774
        12/31/2000                 $9,666                 $9,822
        01/31/2001                 $9,997                $10,171
        02/28/2001                 $9,086                 $9,244
        03/31/2001                 $8,506                 $8,659
        04/30/2001                 $9,166                 $9,331
        05/31/2001                 $9,216                 $9,394
        06/30/2001                 $8,991                 $9,165
        07/31/2001                 $8,910                 $9,076
        08/31/2001                 $8,354                 $8,508
        09/30/2001                 $7,678                 $7,822
        10/31/2001                 $7,819                 $7,971
        11/30/2001                 $8,405                 $8,582
        12/31/2001                 $8,476                 $8,658

Total Return                     -15.24%               -13.42%

*Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin S&P 500 Index Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FSP-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights

                                                            Class 1
                                              --------------------------------
                                                    Year Ended December 31,
                                              --------------------------------
                                                2001          2000      1999/d/
                                              ---------     --------    --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.66     $  10.56    $  10.00
                                              --------------------------------
Income from investment operations:
  Net investment income/a/...................       .09          .11         .03
  Net realized and unrealized gains (losses).     (1.28)       (1.00)        .53
                                              --------------------------------
Total from investment operations.............     (1.19)        (.89)        .56
                                              --------------------------------
Less distributions from:
  Net investment income......................      (.08)        (.01)         --
  Net realized gains.........................        -- /c/       --          --
                                              --------------------------------
Total distributions..........................      (.08)        (.01)         --
                                              --------------------------------
Net asset value, end of year................. $    8.39     $   9.66    $  10.56
                                              --------------------------------

Total return/b/..............................  (12.31)%      (8.47)%       5.60%

Ratios/supplemental data
Net assets, end of year (000's).............. $  43,643      $45,106     $14,888
Ratios to average net assets:
  Expenses...................................      .36%         .32%        .55%/e/
  Expenses excluding waiver by affiliate.....      .36%         .32%        .98%/e/
  Net investment income......................     1.05%        1.06%       1.77%/e/
Portfolio turnover rate......................    23.15%       15.85%          --


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/For the period November 1, 1999 (effective date) to December 31, 1999. /e/Annualized.

                                                                          FSP-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                            Class 2
                                              ---------------------------------
                                                    Year Ended December 31,
                                              ---------------------------------
                                                2001          2000       1999e
                                              ---------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.63     $  10.55     $10.00
                                              ---------------------------------
Income from investment operations:
  Net investment income/a/...................       .06          .08        .04
  Net realized and unrealized gains (losses).     (1.27)       (1.00)       .51
                                              ---------------------------------
Total from investment operations.............     (1.21)        (.92)       .55
                                              ---------------------------------
Less distributions from:
  Net investment income......................      (.05)          -- /d/     --
  Net realized gains.........................        -- /c/       --         --
                                              ---------------------------------
Total distributions..........................      (.05)          --         --
                                              ---------------------------------
Net asset value, end of year................. $    8.37     $   9.63     $10.55
                                              ---------------------------------

Total return/b/..............................  (12.72)%      (8.70)%      5.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $   1,592     $     80     $   88
Ratios to average net assets:
  Expenses...................................      .61%         .59%       .80%/f/
  Expenses excluding waiver by affiliate.....      .61%         .59%      1.23%/f/
  Net investment income......................      .77%         .81%      2.17%/f/
Portfolio turnover rate......................    23.15%       15.85%         --


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Includes distributions of net investment income in the amount of $.002. /e/For the period November 1, 1999 (effective date) to December 31, 1999. /f/Annualized.

FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

                                                           Class 3
                                              ------------------------------
                                                   Year Ended December 31,
                                              ------------------------------
                                                2001          2000      1999/d/
                                              ------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $    9.62     $  10.55    $10.00
                                              ------------------------------
Income from investment operations:
  Net investment income/a/...................       .05          .06       .03
  Net realized and unrealized gains (losses).     (1.27)        (.98)      .52
                                              ------------------------------
Total from investment operations.............     (1.22)        (.92)      .55
                                              ------------------------------
Less distributions from:
  Net investment income......................      (.07)        (.01)       --
  Net realized gains.........................        -- /c/       --        --
                                              ------------------------------
Total distributions..........................      (.07)        (.01)       --
                                              ------------------------------
Net asset value, end of year................. $    8.33     $   9.62    $10.55
                                              ------------------------------

Total return/b/..............................  (12.64)%      (8.77)%     5.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $  19,753     $ 10,174    $2,349
Ratios to average net assets:
  Expenses...................................      .80%         .80%      .80%/e/
  Expenses excluding waiver by affiliate.....     1.09%        1.47%     4.16%/e/
  Net investment income......................      .62%         .58%     1.78%/e/
Portfolio turnover rate......................    23.15%       15.85%        --



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Forthe period November 1, 1999 (effective date) to December 31, 1999. /e/Annualized .

                                                                          FSP-7
                      See notes to financial statements.

dd

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001


                                                   SHARES    VALUE
           ----------------------------------------------------------
           Common Stocks 96.1%
           Commercial Services .7%
           /a/Convergys Corp......................  1,002 $    37,565
           Deluxe Corp............................    400      16,632
           Equifax Inc............................    800      19,320
           Interpublic Group of Cos. Inc..........  2,200      64,988
           The McGraw-Hill Cos. Inc...............  1,200      73,176
           Moody's Corp...........................    900      35,874
           Omnicom Group Inc......................  1,130     100,966
           R.R. Donnelley & Sons Co...............    700      20,783
           /a/Robert Half International Inc.......  1,000      26,700
           /a/Sabre Holdings Corp., A.............    761      32,228
           /a/TMP Worldwide Inc...................    700      30,030
                                                          -----------
                                                              458,262
                                                          -----------
           Communications 5.3%
           Alltel Corp............................  1,900     117,287
           AT&T Corp.............................. 21,115     383,026
           /a/AT&T Wireless Services Inc.......... 15,171     218,007
           BellSouth Corp......................... 11,251     429,226
           CenturyTel Inc.........................    800      26,240
           /a/Citizens Communications Co., B......  1,600      17,056
           /a/Nextel Communications Inc., A.......  4,800      52,608
           Qwest Communications International Inc.  9,974     140,933
           SBC Communications Inc................. 20,083     786,651
           Sprint Corp. (FON Group)...............  5,216     104,737
           /a/Sprint Corp. (PCS Group)............  5,800     141,578
           Verizon Communications Inc............. 16,277     772,506
           /a/Worldcom Inc.-Worldcom Group........ 17,617     248,047
                                                          -----------
                                                            3,437,902
                                                          -----------
           Consumer Durables 1.3%
           The Black & Decker Corp................    500      18,865
           Brunswick Corp.........................    500      10,880
           Centex Corp............................    400      22,836
           Cooper Tire & Rubber Co................    400       6,384
           Eastman Kodak Co.......................  1,700      50,031
           Ford Motor Co.......................... 10,773     169,352
           Fortune Brands Inc.....................    900      35,631
           General Motors Corp....................  3,348     162,713
           Goodyear Tire & Rubber Co..............    900      21,429
           Harley-Davidson Inc....................  1,800      97,758
           Hasbro Inc.............................  1,000      16,230
           /a/International Game Technology.......    500      34,150
           KB Home................................    300      12,030
           Leggett & Platt Inc....................  1,200      27,600
           Mattel Inc.............................  2,500      43,000
           Maytag Corp............................    400      12,412
           Newell Rubbermaid Inc..................  1,600      44,112
           Pulte Homes Inc........................    300      13,401
           Snap-on Inc............................    300      10,098
           Stanley Works..........................    500      23,285
           Tupperware Corp........................    300       5,775
           Whirlpool Corp.........................    400      29,332
                                                          -----------
                                                              867,304
                                                          -----------

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES    VALUE
          ------------------------------------------------------------
          Common Stocks (cont.)
          Consumer Non-Durables 7.1%
          Adolph Coors Co., B......................    200 $    10,680
          Alberto-Culver Co., B....................    300      13,422
          American Greetings Corp., A..............    400       5,512
          Anheuser-Busch Cos. Inc..................  5,300     239,613
          Avon Products Inc........................  1,400      65,100
          Brown-Forman Corp., B....................    400      25,040
          Campbell Soup Co.........................  2,449      73,152
          Cintas Corp..............................  1,000      48,000
          Clorox Co................................  1,400      55,370
          Coca-Cola Co............................. 14,892     702,158
          Coca-Cola Enterprises Inc................  2,600      49,244
          Colgate-Palmolive Co.....................  3,300     190,575
          ConAgra Foods Inc........................  3,200      76,064
          General Mills Inc........................  2,200     114,422
          Gillette Co..............................  6,316     210,954
          H.J. Heinz Co............................  2,100      86,352
          Hershey Foods Corp.......................    839      56,800
          International Flavors & Fragrances Inc...    600      17,826
          /a/Jones Apparel Group Inc...............    700      23,219
          Kellogg Co...............................  2,400      72,240
          Kimberly-Clark Corp......................  3,116     186,337
          Liz Claiborne Inc........................    300      14,925
          Nike Inc., B.............................  1,600      89,984
          Pepsi Bottling Group Inc.................  1,600      37,600
          PepsiCo Inc.............................. 10,411     506,912
          Philip Morris Cos. Inc................... 12,943     593,437
          Procter & Gamble Co......................  7,700     609,301
          /a/Reebok International Ltd..............    300       7,950
          Sara Lee Corp............................  4,598     102,214
          Unilever NV, N.Y. shs., ADR (Netherlands)  3,400     195,874
          UST Inc..................................  1,000      35,000
          V.F. Corp................................    700      27,307
          Wm. Wrigley Jr. Co.......................  1,300      66,781
                                                           -----------
                                                             4,609,365
                                                           -----------
          Consumer Services 4.7%
          /a/AOL Time Warner Inc................... 26,418     848,018
          Carnival Corp............................  3,424      96,146
          /a/Cendant Corp..........................  5,900     115,699
          /a/Clear Channel Communications Inc......  3,647     185,669
          /a/Comcast Corp., A......................  5,658     203,688
          Darden Restaurants Inc...................    700      24,780
          Dow Jones & Co. Inc......................    500      27,365
          Gannett Co. Inc..........................  1,538     103,400
          H&R Block Inc............................  1,100      49,170
          /a/Harrah's Entertainment Inc............    700      25,907
          Hilton Hotels Corp.......................  2,100      22,932
          Knight-Ridder Inc........................    544      35,322
          Marriott International Inc., A...........  1,400      56,910
          McDonald's Corp..........................  7,605     201,304
          Meredith Corp............................    300      10,695
          The New York Times Co., A................    900      38,925

                                                                          FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES   VALUE
           ----------------------------------------------------------
           Common Stocks (cont.)
           Consumer Services (cont.)
           /a/Starbucks Corp.......................  2,200 $   41,910
           Starwood Hotels & Resorts Worldwide Inc.  1,200     35,820
           Tribune Co..............................  1,780     66,625
           /a/Tricon Global Restaurants Inc........    900     44,280
           /a/Univision Communications Inc., A.....  1,200     48,552
           /a/Viacom Inc., B....................... 10,595    467,769
           The Walt Disney Co...................... 12,259    254,006
           Wendy's International Inc...............    700     20,419
                                                           ----------
                                                            3,025,311
                                                           ----------
           Distribution Services .7%
           AmerisourceBergen Corp..................    659     41,879
           Cardinal Health Inc.....................  2,650    171,349
           Genuine Parts Co........................  1,000     36,700
           McKesson Corp...........................  1,700     63,580
           SUPERVALU Inc...........................    800     17,696
           SYSCO Corp..............................  4,000    104,880
           W.W. Grainger Inc.......................    600     28,800
                                                           ----------
                                                              464,884
                                                           ----------
           Electronic Technology 12.4%
           /a/ADC Telecommunications Inc...........  4,500     20,700
           /a/Advanced Micro Devices Inc...........  2,000     31,720
           /a/Agilent Technologies Inc.............  2,712     77,319
           /a/Altera Corp..........................  2,300     48,806
           /a/Analog Devices Inc...................  2,200     97,658
           /a/Andrew Corp..........................    500     10,945
           /a/Apple Computer Inc...................  2,000     43,800
           /a/Applied Materials Inc................  4,900    196,490
           /a/Applied Micro Circuits Corp..........  1,700     19,244
           /a/Avaya Inc............................  1,594     19,367
           Boeing Co...............................  5,020    194,676
           /a/Broadcom Corp., A....................  1,558     63,847
           /a/CIENA Corp...........................  1,900     27,189
           /a/Cisco Systems Inc.................... 43,818    793,544
           Compaq Computer Corp....................  9,987     97,473
           /a/Comverse Technology Inc..............  1,100     24,607
           /a/Conexant Systems Inc.................  1,400     20,104
           Corning Inc.............................  5,398     48,150
           /a/Dell Computer Corp................... 15,562    422,975
           /a/EMC Corp............................. 13,220    177,677
           /a/Gateway Inc..........................  1,800     14,472
           General Dynamics Corp...................  1,236     98,435
           Goodrich Corp...........................    600     15,972
           Hewlett-Packard Co...................... 11,626    238,798
           Intel Corp.............................. 40,110  1,261,460
           International Business Machines Corp.... 10,318  1,248,065
           /a/Jabil Circuit Inc....................  1,100     24,992
           /a/JDS Uniphase Corp....................  7,700     67,221
           /a/KLA-Tencor Corp......................  1,100     54,516
           /a/Lexmark International Inc............    800     47,200

FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                SHARES    VALUE
              ----------------------------------------------------
              Common Stocks (cont.)
              Electronic Technology (cont.)
              Linear Technology Corp...........  1,900 $    74,176
              Lockheed Martin Corp.............  2,600     121,342
              /a/LSI Logic Corp................  2,100      33,138
              Lucent Technologies Inc.......... 20,038     126,039
              /a/Maxim Integrated Products Inc.  1,900      99,769
              /a/Micron Technology Inc.........  3,600     111,600
              Motorola Inc..................... 13,438     201,839
              /a/National Semiconductor Corp...  1,000      30,790
              /a/NCR Corp......................    600      22,116
              /a/Network Appliance Inc.........  1,900      41,553
              Nortel Networks Corp. (Canada)... 19,168     143,760
              Northrop Grumman Corp............    704      70,970
              /a/Novellus Systems Inc..........    800      31,560
              /a/Nvidia Corp...................    900      60,210
              /a/Palm Inc......................  3,176      12,323
              PerkinElmer Inc..................    768      26,895
              /a/PMC-Sierra Inc. (Canada)......  1,000      21,260
              /a/QLogic Corp...................    600      26,706
              /a/QUALCOMM Inc..................  4,600     232,300
              Raytheon Co......................  2,300      74,681
              Rockwell Collins Inc.............  1,100      21,450
              Rockwell International Corp......  1,100      19,646
              /a/Sanmina-Sci Corp..............  3,072      61,133
              Scientific-Atlanta Inc...........  1,000      23,940
              /a/Solectron Corp................  4,700      53,016
              /a/Sun Microsystems Inc.......... 19,334     237,808
              Symbol Technologies Inc..........  1,350      21,438
              /a/Tektronix Inc.................    500      12,890
              /a/Tellabs Inc...................  2,400      35,904
              /a/Teradyne Inc..................  1,100      33,154
              Texas Instruments Inc............ 10,348     289,744
              /a/Thermo Electron Corp..........  1,100      26,246
              /a/Vitesse Semiconductor Corp....  1,100      13,673
              Xerox Corp.......................  4,316      44,973
              /a/Xilinx Inc....................  2,000      78,100
              /a/Waters Corp...................    700      27,125
                                                       -----------
                                                         8,070,689
                                                       -----------
              Energy Minerals 5.4%
              Amerada Hess Corp................    500      31,250
              Anadarko Petroleum Corp..........  1,500      85,275
              Apache Corp......................    770      38,408
              Ashland Inc......................    400      18,432
              Burlington Resources Inc.........  1,200      45,048
              ChevronTexaco Corp...............  6,399     573,414
              Conoco Inc.......................  3,738     105,785
              Devon Energy Corp................    800      30,920
              EOG Resources Inc................    700      27,377
              Exxon Mobil Corp................. 40,856   1,605,641
              Kerr-McGee Corp..................    642      35,182
              Marathon Oil Corp................  1,800      54,000
              Occidental Petroleum Corp........  2,200      58,366

                                                                         FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                        SHARES    VALUE
     ---------------------------------------------------------------------
     Common Stocks (cont.)
     Energy Minerals (cont.)
     Phillips Petroleum Co.............................  2,250 $   135,585
     Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) 12,674     621,279
     Sunoco Inc........................................    500      18,670
     Unocal Corp.......................................  1,400      50,498
                                                               -----------
                                                                 3,535,130
                                                               -----------
     Finance 17.1%
     AFLAC Inc.........................................  3,092      75,940
     Allstate Corp.....................................  4,275     144,068
     Ambac Financial Group Inc.........................    594      34,369
     American Express Co...............................  8,023     286,341
     American International Group Inc.................. 15,650   1,242,610
     AmSouth Bancorp...................................  2,200      41,580
     AON Corp..........................................  1,700      60,384
     Bank of America Corp..............................  9,416     592,737
     Bank of New York Co. Inc..........................  4,382     178,786
     Bank One Corp.....................................  6,982     272,647
     BB&T Corp.........................................  2,700      97,497
     The Bear Stearns Cos. Inc.........................    600      35,184
     Capital One Financial Corp........................  1,300      70,135
     Charles Schwab Corp...............................  8,128     125,740
     Charter One Financial Inc.........................  1,297      35,214
     Chubb Corp........................................  1,000      69,000
     Cincinnati Financial Corp.........................  1,000      38,150
     Citigroup Inc..................................... 30,796   1,554,582
     Comerica Inc......................................  1,100      63,030
     /a/Conseco Inc....................................  2,000       8,920
     Countrywide Credit Industries Inc.................    700      28,679
     Equity Office Properties Trust....................  2,400      72,192
     Equity Residential Properties Trust...............  1,600      45,936
     Fannie Mae........................................  6,009     477,716
     Fifth Third Bancorp...............................  3,412     209,258
     Fleet Boston Financial Corp.......................  6,335     231,228
     Franklin Resources Inc............................  1,600      56,432
     Freddie Mac.......................................  4,165     272,391
     Golden West Financial Corp........................    943      55,496
     Hartford Financial Services Group Inc.............  1,500      94,245
     Household International Inc.......................  2,733     158,350
     Huntington Bancshares Inc.........................  1,480      25,441
     Jefferson-Pilot Corp..............................    850      39,330
     John Hancock Financial Services Inc...............  1,800      74,340
     JP Morgan Chase & Co.............................. 11,738     426,676
     KeyCorp...........................................  2,500      60,850
     Lehman Brothers Holdings Inc......................  1,400      93,520
     Lincoln National Corp.............................  1,100      53,427
     Loews Corp........................................  1,200      66,456
     Marsh & McLennan Cos. Inc.........................  1,604     172,350
     MBIA Inc..........................................    850      45,586
     MBNA Corp.........................................  5,068     178,394
     Mellon Financial Corp.............................  2,857     107,480
     Merrill Lynch & Co. Inc...........................  5,031     262,216
     MetLife Inc.......................................  4,400     139,392

FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES    VALUE
           ----------------------------------------------------------
           Common Stocks (cont.)
           Finance (cont.)
           MGIC Investment Corp...................    600 $    37,032
           Morgan Stanley Dean Witter & Co........  6,592     368,756
           National City Corp.....................  3,549     103,773
           Northern Trust Corp....................  1,340      80,695
           PNC Financial Services Group...........  1,673      94,023
           The Progressive Corp...................    444      66,289
           Providian Financial Corp...............  1,543       5,478
           Regions Financial Corp.................  1,328      39,893
           Ryder Systems Inc......................    300       6,645
           SAFECO Corp............................    800      24,920
           Southtrust Corp........................  2,000      49,340
           St. Paul Cos.Inc.......................  1,300      57,161
           State Street Corp......................  1,900      99,275
           Stilwell Financial Inc.................  1,300      35,386
           SunTrust Banks Inc.....................  1,700     106,590
           Synovus Financial Corp.................  1,700      42,585
           T. Rowe Price Group Inc................    700      24,311
           Torchmark Corp.........................    700      27,531
           U.S. Bancorp........................... 11,575     242,265
           Union Planters Corp....................    800      36,104
           Unumprovident Corp.....................  1,400      37,114
           USA Education Inc......................  1,000      84,020
           Wachovia Corp..........................  8,087     253,608
           Washington Mutual Inc..................  5,224     170,825
           Wella Fargo & Co....................... 10,097     438,715
           XL Capital Ltd., A (Bermuda)...........    800      73,088
           Zions Bancorp..........................    500      26,290
                                                          -----------
                                                           11,106,007
                                                          -----------
           Health Services 1.0%
           Aetna Inc..............................    800      26,392
           Cigna Corp.............................    921      85,331
           HCA Inc................................  3,135     120,823
           /a/Health Management Associates Inc., A  1,400      25,760
           /a/HealthSouth Corp....................  2,300      34,086
           /a/Humana Inc..........................  1,000      11,790
           IMS Health Inc.........................  1,700      33,167
           /a/Manor Care Inc......................    600      14,226
           /a/Quintiles Transnational Corp........    700      11,256
           /a/Tenet Healthcare Corp...............  1,900     111,568
           UnitedHealth Group Inc.................  1,900     134,463
           /a/Wellpoint Health Networks Inc.......    400      46,740
                                                          -----------
                                                              655,602
                                                          -----------
           Health Technology 12.5%
           Abbott Laboratories....................  9,326     519,925
           Allergan Inc...........................    800      60,040
           American Home Products Corp............  7,920     485,971
           /a/Amgen Inc...........................  6,244     352,411
           Applera Corp-Applied Biosystems Group..  1,300      51,051
           Bausch & Lomb Inc......................    300      11,298
           Baxter International Inc...............  3,500     187,705

                                                                         FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                    SHARES    VALUE
          ------------------------------------------------------------
          Common Stocks (cont.)
          Health Technology (cont.)
          Becton, Dickinson & Co...................  1,500 $    49,725
          /a/Biogen Inc............................    900      51,615
          Biomet Inc...............................  1,625      50,213
          /a/Boston Scientific Corp................  2,400      57,888
          Bristol-Myers Squibb Co.................. 11,528     587,928
          C.R. Bard Inc............................    300      19,350
          /a/Chiron Corp...........................  1,100      48,224
          Eli Lilly & Co...........................  6,687     525,197
          /a/Forest Laboratories Inc...............  1,100      90,145
          /a/Genzyme Corp-General Division.........  1,300      77,818
          /a/Guidant Corp..........................  1,845      91,881
          /a/Immunex Corp..........................  3,300      91,443
          Johnson & Johnson........................ 18,358   1,084,958
          /a/King Pharmaceuticals Inc..............  1,500      63,195
          /a/MedImmune Inc.........................  1,300      60,255
          Medtronic Inc............................  7,273     372,450
          Merck & Co. Inc.......................... 13,566     797,681
          Pall Corp................................    700      16,842
          Pfizer Inc............................... 37,614   1,498,918
          Pharmacia Corp...........................  7,693     328,106
          Schering-Plough Corp.....................  8,751     313,373
          /a/St. Jude Medical Inc..................    500      38,825
          Stryker Corp.............................  1,200      70,044
          /a/Watson Pharmaceuticals Inc............    600      18,834
          /a/Zimmer Holdings Inc...................  1,202      36,709
                                                           -----------
                                                             8,110,018
                                                           -----------
          Industrial Services 1.2%
          /a/Allied Waste Industries Inc...........  1,100      15,466
          Baker Hughes Inc.........................  2,000      72,940
          El Paso Corp.............................  3,030     135,168
          Fluor Corp...............................    500      18,700
          Halliburton Co...........................  2,501      32,763
          /a/Nabors Industries Inc.................    900      30,897
          /a/Noble Drilling Corp...................    800      27,232
          /a/Rowan Cos. Inc........................    500       9,685
          Schlumberger Ltd.........................  3,400     186,830
          Transocean Sedco Forex Inc...............  1,912      64,664
          Waste Management Inc.....................  3,700     118,067
          Williams Cos. Inc........................  3,071      78,372
                                                           -----------
                                                               790,784
                                                           -----------
          Non-Energy Minerals .8%
          Alcan Inc. (Canada)......................  1,900      68,267
          Alcoa Inc................................  5,124     182,158
          Allegheny Technologies Inc. (Canada).....    500       8,375
          Barrick Gold Corp........................  3,095      49,365
          /a/Freeport-McMoRan Copper & Gold Inc., B    800      10,712
          /a/Inco Ltd. (Canada)....................  1,000      16,940
          Louisiana-Pacific Corp...................    500       4,220
          Newmont Mining Corp......................  1,100      21,021
          Nucor Corp...............................    500      26,480

FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                SHARES    VALUE
             -----------------------------------------------------
             Common Stocks (cont.)
             Non-Energy Minerals (cont.)
             Phelps Dodge Corp.................    500 $    16,200
             Placer Dome Inc. (Canada).........  1,900      20,729
             USX-U.S. Steel Group..............    500       9,055
             Vulcan Materials Co...............    600      28,764
             Weyerhaeuser Co...................  1,300      70,304
             Worthington Industries Inc........    500       7,100
                                                       -----------
                                                           539,690
                                                       -----------
             Process Industries 1.8%
             Air Products & Chemicals Inc......  1,400      65,674
             Archer Daniels Midland Co.........  3,881      55,692
             Ball Corp.........................    200      14,140
             Bemis Co. Inc.....................    300      14,754
             Boise Cascade Corp................    300      10,203
             Dow Chemical Co...................  5,366     181,263
             E.I. du Pont de Nemours and Co....  6,190     263,137
             Eastman Chemical Co...............    500      19,510
             Ecolab Inc........................    800      32,200
             Engelhard Corp....................    800      22,144
             Georgia-Pacific Corp..............  1,337      36,915
             Great Lakes Chemical Corp.........    300       7,284
             /a/Hercules Inc...................    600       6,000
             International Paper Co............  2,836     114,433
             Mead Corp.........................    600      18,534
             Millipore Corp....................    300      18,210
             /a/Pactiv Corp....................    900      15,975
             PPG Industries Inc................    983      50,841
             Praxair Inc.......................  1,000      55,250
             Rohm & Haas Co....................  1,300      45,019
             /a/Sealed Air Corp................    500      20,410
             Sherwin-Williams Co...............    900      24,750
             Sigma-Aldrich Corp................    400      15,764
             Temple-Inland Inc.................    300      17,019
             Westvaco Corp.....................    600      17,070
             Willamette Industries Inc.........    500      26,060
                                                       -----------
                                                         1,168,251
                                                       -----------
             Producer Manufacturing 7.5%
             /a/American Power Conversion Corp.  1,100      15,906
             Avery Dennison Corp...............    700      39,571
             Caterpillar Inc...................  2,015     105,284
             Cooper Industries Inc.............    600      20,952
             Crane Co..........................    400      10,256
             Cummins Inc.......................    200       7,708
             Dana Corp.........................    900      12,492
             Danaher Corp......................    900      54,279
             Deere & Co........................  1,400      61,124
             Delphi Automotive Systems Corp....  3,300      45,078
             Dover Corp........................  1,200      44,484
             Eaton Corp........................    400      29,764
             Emerson Electric Co...............  2,540     145,034
             General Electric Co............... 59,383   2,380,071

                                                                         FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                  SHARES    VALUE
           ---------------------------------------------------------
           Common Stocks (cont.)
           Producer Manufacturing (cont.)
           Honeywell International Inc...........  4,825 $   163,182
           Illinois Tool Works Inc...............  1,800     121,896
           Ingersoll-Rand Co.....................  1,000      41,810
           ITT Industries Inc....................    500      25,250
           Johnson Controls Inc..................    500      40,375
           Masco Corp............................  2,700      66,150
           /a/McDermott International Inc........    400       4,908
           Minnesota Mining & Manufacturing Co...  2,349     277,675
           Molex Inc.............................  1,125      34,819
           /a/Navistar International Corp........    300      11,850
           PACCAR Inc............................    500      32,810
           Parker Hannifin Corp..................    700      32,137
           Pitney Bowes Inc......................  1,500      56,415
           /a/Power-One Inc......................    400       4,164
           Textron Inc...........................    800      33,168
           Thomas & Betts Corp...................    300       6,345
           TRW Inc...............................    700      25,928
           Tyco International Ltd................ 11,933     702,854
           United Technologies Corp..............  2,841     183,614
           Visteon Corp..........................    734      11,039
                                                         -----------
                                                           4,848,392
                                                         -----------
           Retail Trade 6.9%
           Albertson's Inc.......................  2,415      76,048
           /a/AutoZone Inc.......................    700      50,260
           /a/Bed Bath & Beyond Inc..............  1,700      57,630
           /a/Best Buy Co. Inc...................  1,300      96,824
           Big Lots Inc..........................    600       6,240
           Circuit City Stores-Circuit City Group  1,200      31,140
           /a/Costco Wholesale Corp..............  2,700     119,826
           CVS Corp..............................  2,340      69,264
           Dillards Inc., A......................    500       8,000
           Dollar General Corp...................  1,875      27,938
           Family Dollar Stores Inc..............  1,000      29,980
           /a/Federated Department Stores Inc....  1,148      46,953
           GAP Inc...............................  5,039      70,244
           Home Depot Inc........................ 13,994     713,834
           J.C. Penney Co. Inc...................  1,500      40,350
           /a/Kmart Corp.........................  2,800      15,288
           /a/Kohl's Corp........................  1,973     138,978
           /a/The Kroger Co......................  4,748      99,091
           The Limited Inc.......................  2,500      36,800
           Lowe's Cos. Inc.......................  4,610     213,950
           May Department Stores Co..............  1,800      66,564
           Nordstrom Inc.........................    800      16,184
           /a/Office Depot Inc...................  1,800      33,372
           Radioshack Corp.......................  1,100      33,110
           /a/Safeway Inc........................  2,969     123,956
           Sears, Roebuck & Co...................  1,900      90,516
           /a/Staples Inc........................  2,700      50,490
           Target Corp...........................  5,392     221,342
           Tiffany & Co..........................    900      28,323

FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES   VALUE
            --------------------------------------------------------
            Common Stocks (cont.)
            Retail Trade (cont.)
            The TJX Cos. Inc......................  1,700 $   67,762
            /a/Toys R Us Inc......................  1,200     24,888
            Walgreen Co...........................  6,100    205,326
            Wal-Mart Stores Inc................... 26,679  1,535,376
            Winn-Dixie Stores Inc.................    800     11,400
                                                          ----------
                                                           4,457,247
                                                          ----------
            Technology Services 6.4%
            Adobe Systems Inc.....................  1,400     43,470
            Autodesk Inc..........................    300     11,181
            Automatic Data Processing Inc.........  3,678    216,634
            /a/BMC Software Inc...................  1,400     22,918
            /a/Citrix Systems Inc.................  1,100     24,926
            Computer Associates International Inc.  3,400    117,266
            /a/Computer Sciences Corp.............  1,000     48,980
            /a/Compuware Corp.....................  2,100     24,759
            /a/Concord EFS Inc....................  3,116    102,142
            Electronic Data Systems Corp..........  2,800    191,940
            First Data Corp.......................  2,247    176,277
            /a/Fiserv Inc.........................  1,082     45,790
            /a/Intuit Inc.........................  1,300     55,588
            /a/Mercury Interactive Corp...........    536     18,213
            /a/Microsoft Corp..................... 32,198  2,133,761
            /a/Novell Inc.........................  1,900      8,721
            /a/Oracle Corp........................ 33,220    458,768
            /a/Parametric Technology Corp.........  1,500     11,715
            Paychex Inc...........................  2,200     76,670
            /a/PeopleSoft Inc.....................  1,900     76,380
            /a/Sapient Corp.......................    700      5,404
            /a/Siebel Systems Inc.................  2,701     75,574
            /a/Unisys Corp........................  1,800     22,572
            /a/VERITAS Software Corp..............  2,435    109,161
            /a/Yahoo! Inc.........................  3,338     59,216
                                                          ----------
                                                           4,138,026
                                                          ----------
            Transportation .7%
            /a/AMR Corp...........................    900     19,953
            Burlington Northern Santa Fe Corp.....  2,275     64,906
            CSX Corp..............................  1,300     45,565
            Delta Air Lines Inc...................    700     20,482
            /a/Fedex Corp.........................  1,800     93,384
            Norfolk Southern Corp.................  2,300     42,159
            Southwest Airlines Co.................  4,450     82,236
            Union Pacific Corp....................  1,528     87,096
            /a/US Airways Group Inc...............    300      1,902
                                                          ----------
                                                             457,683
                                                          ----------
            Utilities 2.6%
            /a/AES Corp...........................  3,100     50,685
            Allegheny Energy Inc..................    700     25,354
            Ameren Corp...........................    800     33,840
            American Electric Power Co. Inc.......  1,940     84,448

                                                                         FSP-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                  SHARES       VALUE
----------------------------------------------------------------------------------------
Common Stocks (cont.)
Utilities (cont.)
/a/Calpine Corp.................................................      1,715 $    28,795
Cinergy Corp....................................................        900      30,087
CMS Energy Corp.................................................        800      19,224
Consolidated Edison Inc.........................................      1,300      52,468
Constellation Energy Group Inc..................................      1,000      26,550
Dominion Resources Inc..........................................      1,600      96,160
DTE Energy Co...................................................      1,000      41,940
Duke Energy Corp................................................      4,658     182,873
Dynegy Inc......................................................      2,200      56,100
Edison International............................................      1,900      28,690
Entergy Corp....................................................      1,300      50,843
Exelon Corp.....................................................      1,900      90,972
FirstEnergy Corp................................................      1,797      62,859
FPL Group Inc...................................................      1,100      62,040
KeySpan Corp....................................................        800      27,720
Kinder Morgan Inc...............................................        700      38,983
/a/Mirant Corp..................................................      2,556      40,947
/a/Niagara Mohawk Holdings Inc..................................        900      15,957
Nicor Inc.......................................................        300      12,492
NiSource Inc....................................................      1,253      28,894
Peoples Energy Corp.............................................        200       7,586
PG&E Corp.......................................................      2,300      44,252
Pinnacle West Capital Corp......................................        500      20,925
PPL Corp........................................................        900      31,365
Progress Energy Inc.............................................      1,309      58,944
Public Service Enterprise Group Inc.............................      1,200      50,628
Reliant Energy Inc..............................................      1,800      47,736
Sempra Energy...................................................      1,200      29,460
Southern Co.....................................................      4,160     105,456
TECO Energy Inc.................................................        800      20,992
TXU Corp........................................................      1,600      75,440
Xcel Energy Inc.................................................      2,075      57,556
                                                                            -----------
                                                                              1,739,261
                                                                            -----------
Total Long Term Investments (Cost $68,127,555)..................             62,479,808
                                                                            -----------
Short Term Investments 4.4%
/b/Franklin Institutional Fiduciary Trust Money Market Portfolio  2,633,080   2,633,080

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                 ----------
/c/U.S. Treasury Bill, 3/14/02.................................. $  200,000     199,346
                                                                            -----------
Total Short Term Investments (Cost $2,832,310)..................              2,832,426
                                                                            -----------
Total Investments (Cost $70,959,865) 100.5%.....................             65,312,234
Other Assets, less Liabilities (.5)%............................               (324,020)
                                                                            -----------
Net Assets 100.0%...............................................            $64,988,214
                                                                            -----------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/c/On deposit with broker for initial margin on futures contracts (Note 1(b)).

FSP-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $70,959,865
                                                          -----------
              Value......................................  65,312,234
          Receivables:
            Investment securities sold...................       8,450
            Capital shares sold..........................     150,476
            Dividends....................................      62,271
            Other assets.................................      52,618
                                                          -----------
               Total assets..............................  65,586,049
                                                          -----------
          Liabilities:
            Payables:
              Investment securities purchased............     435,426
              Capital shares redeemed....................      60,858
              Affiliates.................................      37,726
              Variation margin (Note 1)..................      20,200
            Other liabilities............................      43,625
                                                          -----------
               Total liabilities.........................     597,835
                                                          -----------
                 Net assets, at value.................... $64,988,214
                                                          -----------
          Net assets consist of:
            Undistributed net investment income.......... $   523,987
            Net unrealized depreciation..................  (5,604,144)
            Accumulated net realized loss................  (6,773,917)
            Capital shares...............................  76,842,288
                                                          -----------
                 Net assets, at value.................... $64,988,214
                                                          -----------
          Class 1:
            Net assets, at value......................... $43,643,373
                                                          -----------
            Shares outstanding...........................   5,200,643
                                                          -----------
            Net asset value and offering price per share.       $8.39
                                                          -----------
          Class 2:
            Net assets, at value......................... $ 1,592,337
                                                          -----------
            Shares outstanding...........................     190,225
                                                          -----------
            Net asset value and offering price per share.       $8.37
                                                          -----------
          Class 3:
            Net assets, at value......................... $19,752,504
                                                          -----------
            Shares outstanding...........................   2,371,842
                                                          -----------
            Net asset value and offering price per share.       $8.33
                                                          -----------


                                                                         FSP-19
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

    Investment income:
      Dividends................................................ $   781,734
      Interest.................................................       5,307
                                                                -----------
        Total investment income................................     787,041
                                                                -----------
    Expenses:
      Management fees (Note 3).................................      80,998
      Administrative fees (Note 3).............................      55,651
      Distribution fees (Note 3)
        Class 2................................................         474
        Class 3................................................      35,069
      Transfer agent fees......................................       5,337
      Transfer agent fees - Class 3 (Note 3)...................      46,681
      Custodian fees...........................................         528
      Reports to Shareholders..................................      32,166
      Registration and filing fees - Class 3...................      20,596
      Professional fees........................................      21,732
      Trustees' fees and expenses..............................         555
      Other....................................................       5,157
                                                                -----------
        Total expenses.........................................     304,944
        Expenses waived/paid by affiliate - Class 3 (Note 3)...     (41,889)
                                                                -----------
         Net expenses..........................................     263,055
                                                                -----------
           Net investment income...............................     523,986
                                                                -----------
    Realized and unrealized losses:
      Net realized loss from:
        Investments............................................  (5,212,974)
        Financial futures contracts............................    (493,752)
                                                                -----------
         Net realized loss.....................................  (5,706,726)
      Net unrealized appreciation (depreciation) on:
        Investments............................................  (2,080,634)
        Financial futures contracts............................      43,486
                                                                -----------
         Net unrealized depreciation...........................  (2,037,148)
                                                                -----------
    Net realized and unrealized loss...........................  (7,743,874)
                                                                -----------
    Net decrease in net assets resulting from operations....... $(7,219,888)
                                                                -----------

FSP-20
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                      2001         2000
                                                                                  -------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income........................................................ $    523,986  $   470,310
    Net realized loss from investments and financial futures contracts...........   (5,706,726)  (1,055,518)
    Net unrealized depreciation on investments and financial futures contracts...   (2,037,148)  (4,036,928)
                                                                                  -------------------------
     Net decrease in net assets resulting from operations........................   (7,219,888)  (4,622,136)
Distributions to shareholders from:
  Net investment income:
    Class 1......................................................................     (384,081)     (18,826)
    Class 2......................................................................         (334)         (15)
    Class 3......................................................................     (106,478)      (3,250)
  Net realized gains:
    Class 1......................................................................       (8,813)          --
    Class 2......................................................................          (12)          --
    Class 3......................................................................       (2,980)          --
                                                                                  -------------------------
  Total distributions to shareholders............................................     (502,698)     (22,091)
  Capital share transactions: (Note 2)
    Class 1......................................................................    4,411,938   33,998,863
    Class 2......................................................................    1,513,630           15
    Class 3......................................................................   11,424,867    8,680,947
                                                                                  -------------------------
  Total capital share transactions...............................................   17,350,435   42,679,825
    Net increase in net assets...................................................    9,627,849   38,035,598
Net assets:
  Beginning of year..............................................................   55,360,365   17,324,767
                                                                                  -------------------------
  End of year....................................................................  $64,988,214  $55,360,365
                                                                                  -------------------------
Undistributed net investment income included in net assets:
  End of year.................................................................... $    523,987  $   490,792
                                                                                  -------------------------

                                                                         FSP-21
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin S&P 500 Index Fund (the Fund) included in this report is diversified. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts, except for Class 3 shares which are offered as an investment option to defined contribution plans. As of December 31, 2001, over 69% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The fund may purchase futures contracts to gain exposure to marked changes, as this may be more efficient and cost effective than buying the securities. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)

e. Accounting Estimates (cont.)
date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               ------------------------  -------------------------
                                                 Shares       Amount       Shares       Amount
                                               ----------  ------------  ----------  ------------
Shares sold...................................  3,442,942  $ 29,522,800   5,023,913  $ 52,265,985
Shares issued in reinvestment of distributions     44,495       392,894       1,894        18,826
Shares redeemed............................... (2,955,317)  (25,503,756) (1,767,289)  (18,285,948)
                                               ----------  ------------  ----------  ------------
Net increase..................................    532,120  $  4,411,938   3,258,518  $ 33,998,863
                                               ----------  ------------  ----------  ------------
Class 2 Shares:
Shares sold...................................    192,134  $  1,599,877          --  $         --
Shares issued in reinvestment of distributions         39           347           2            15
Shares redeemed...............................    (10,283)      (86,594)         --            --
                                               ----------  ------------  ----------  ------------
Net increase..................................    181,890  $  1,513,630           2  $         15
                                               ----------  ------------  ----------  ------------
Class 3 Shares:
Shares sold...................................  2,180,403  $ 18,706,567   1,365,211  $ 14,138,518
Shares issued in reinvestment of distributions     12,467       109,458         327         3,250
Shares redeemed...............................   (878,876)   (7,391,158)   (530,279)   (5,460,821)
                                               ----------  ------------  ----------  ------------
Net increase..................................  1,313,994  $ 11,424,867     835,259  $  8,680,947
                                               ----------  ------------  ----------  ------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.

Under a subadvisory agreement, State Street Global Advisors provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses for the Fund, as noted in the Statement of Operations.

                                                                         FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001 the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $59,370. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses of $957,548 which may be carried over to offset future capital gains. Such losses expire in 2009.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and financial futures transactions.

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

               Cost of investments................. $ 76,673,378
               Unrealized appreciation.............    6,125,844
               Unrealized depreciation.............  (17,486,988)
                                                    ------------
               Net unrealized depreciation......... $(11,361,144)
                                                    ------------

               Undistributed ordinary income....... $    523,987
               Undistributed long-term capital gain           --
                                                    ------------
               Distributable earnings.............. $    523,987
                                                    ------------

The tax character of distributions paid during the year ended December 31, 2001, was substantially the same for financial statement and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $29,310,618 and $12,484,912, respectively.

6. FINANCIAL FUTURES CONTRACTS

As of December 31, 2001, the Fund had the following financial futures contracts outstanding:

Contracts to buy        Number of Contracts Delivery Dates Contract Face Value Unrealized Gain
----------------------- ------------------- -------------- ------------------- ---------------
S&P 500 Index, March 02          8             3/14/02         $2,254,914          $43,486

FSP-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin S&P 500 Index Fund (the "Fund"), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002


                                                                         FSP-25

                                                        FRANKLIN SMALL CAP FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase./1 /

--------------------------------------------------------------------------------

The 12-month period under review was extremely challenging and disappointing for the global economy and most equity investors. Excessive corporate investment in the late 1990s contributed to industrial overcapacity, especially in telecommunications, information technology and transportation. As the economy began decelerating in 2000, the excess capacity severely depressed corporate profitability. In an effort to reduce this surplus capacity, corporations began idling operations and significantly cutting back on employment. Although most of the capacity reductions were finished by year-end, the devastating employment declines continued to ripple through all segments of the economy.

To combat the reductions in output and employment, the Federal Reserve Board (the Fed) took aggressive and preemptive actions by cutting its key federal funds target rate from 6.50% at the beginning of the period to 1.75% by December 31, 2001. Concurrently, energy prices declined appreciably. These reductions in borrowing costs and energy costs, combined with tax cuts, would normally act to restart economic growth. However, the terrorist attacks of September 11 significantly complicated the recovery process. Due to these events, an economic rebound may be further delayed by the tragic loss of life, the added costs of domestic security and the distraction of the terrible events and ensuing war.

The equity markets were extremely volatile during the 12 months under review, reflecting the economic uncertainty. Although there were powerful growth stock rallies in January and April, both were followed by declines that left growth stocks even lower than before. The terrorist attacks prompted the year's steepest and most profound decline in late September. Throughout 2001, investors rotated frequently between sectors as they alternatively sought refuge from risk or exposure to a


1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


 Top 10 Sectors/Industries
 Franklin Small Cap Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Electronic Technology    21.0%...

                       Technology Services      11.5%...

                       Finance                  8.8%....

                       Health Technology        6.8%....

                       Producer Manufacturing   5.5%....

                       Consumer Services        4.3%....

                       Industrial Services      3.5%....

                       Transportation           3.3%....

                       Communications           2.4%....

                       Consumer Non-Durables    2.0%....

rebounding economy. In aggregate, though, investors retreated to familiar areas from more arcane ones like technology and biotech-nology. The small-cap market's best performing sectors were the slower growth sectors that fulfill consumers everyday needs, namely retailers, lenders, insurers, homebuilders, alcoholic beverages, food processors, recreational product suppliers and health care services.

Against the backdrop of an uncertain economy and volatile equity markets, the Fund performed poorly on absolute and relative bases for the year. The Fund trailed its benchmark, the Russell 2500 Growth Index, which declined 10.83%./1 The Fund's negative performance was largely a result of our overweighted positions in poorly performing sectors such as software, communications services and telecom- / munications equipment, while being underweighted in the consumer-oriented and health care sectors. Investments in financials, energy and transportation benefited the Fund's performance but could not offset the damage done by technology./ /

Historically, we have consistently favored investments in sectors that typically have high long-term growth rates, such as technology and business services. However, despite these sectors' high long-term growth rates, their short-term growth rates turned steeply negative in late 2000 as the economy began tipping into recession and the sectors grappled with their overcapacity. Although we reduced our exposure to tech-nology in late 1999 and 2000, we did not decrease it enough. How-
 ever, in late September, we invested in select technology stocks in addition to media, business services and lodging stocks that yielded profitable returns. Although the September purchases were positive for the Fund, many similar, earlier investments were unprofitable, hamper-ing the Fund's performance.




 Top 10 Holdings
 Franklin Small Cap Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Affiliated Computer
                      Services Inc., A             2.1%
                      Technology Services, U.S.

                      McDATA Corp., A              1.5%
                      Electronic Technology,
                      U.S.

                      Gentex Corp.                 1.4%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.           1.3%
                      Producer Manufacturing,
                      Switzerland

                      Expeditors International
                      of Washington Inc.           1.2%
                      Transportation, U.S.

                      Tektronix Inc.               1.1%
                      Electronic Technology,
                      U.S.

                      Micrel Inc.                  1.0%
                      Electronic Technology,
                      U.S.

                      Varian Inc.                  0.9%
                      Producer Manufacturing,
                      U.S.

                      Hispanic Broadcasting
                      Corp., A                     0.9%
                      Consumer Services, U.S.

                      C.H. Robinson
                      Worldwide Inc.               0.9%
                      Transportation, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

We regret that in 2001 we did not invest enough in defensive sectors but invested too much and too early in sectors that should benefit from an economic rebound. Such a strategy clearly resulted in poor absolute and relative performance throughout the first three quarters of the year. It was only in the fourth quarter that the Fund was able to benefit from the equity market's enthusiasm for an economic recovery. We are indeed hopeful that such an economic recovery is commencing and believe the Fund is positioned to benefit from economic growth. Although we recognize that equity market volatility will persist until there is clear evidence of an economic turnaround, we are confident that the economy will respond favorably to tax cuts, the proactive Fed policy, lower energy costs and a hoped-for successful end to the Afghan conflict.




 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -15.02% +66.20% +119.45%
             Average Annual Total Return -15.02% +10.69%  +13.59%
             Value of $10,000 Investment  $8,498 $16,620  $21,945

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (11/1/95-12/31/01)

The graph compares the performance of Franklin Small Cap Fund - Class 1, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (24)
This graph compares the performance of Franklin Small Cap Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* and the Russell 2500 Growth Index* from 11/1/95-12/31/01.



                          Franklin Small Cap                    Russell 2500
                           Fund - Class I       S&P 500         Growth Index
----------------------------------------------------------------------------
  11/01/1995               $10,000              $10,000              $10,000
  11/30/1995  -3.00%        $9,700   4.38%      $10,438   4.09%      $10,409
  12/31/1995   5.46%       $10,230   1.93%      $10,639   1.33%      $10,547
  01/31/1996   1.37%       $10,370   3.40%      $11,001   0.31%      $10,580
  02/29/1996   4.63%       $10,850   0.93%      $11,104   4.40%      $11,046
  03/31/1996   2.67%       $11,140   0.96%      $11,210   2.17%      $11,285
  04/30/1996   9.96%       $12,249   1.47%      $11,375   6.85%      $12,058
  05/31/1996   4.16%       $12,759   2.57%      $11,667   3.57%      $12,489
  06/30/1996  -4.75%       $12,153   0.38%      $11,712  -5.01%      $11,863
  07/31/1996  -9.05%       $11,053  -4.42%      $11,194  -9.94%      $10,684
  08/31/1996   9.59%       $12,113   2.11%      $11,430   6.89%      $11,420
  09/30/1996   4.46%       $12,653   5.62%      $12,072   5.31%      $12,027
  10/31/1996  -1.98%       $12,402   2.76%      $12,406  -3.11%      $11,653
  11/30/1996   4.52%       $12,963   7.55%      $13,342   3.67%      $12,080
  12/31/1996   1.85%       $13,203  -1.98%      $13,078   0.49%      $12,139
  01/31/1997   2.20%       $13,493   6.24%      $13,894   2.99%      $12,502
  02/28/1997  -4.67%       $12,863   0.79%      $14,004  -4.38%      $11,955
  03/31/1997  -7.08%       $11,952  -4.10%      $13,430  -6.58%      $11,168
  04/30/1997   0.67%       $12,033   5.96%      $14,230   0.45%      $11,218
  05/31/1997  14.21%       $13,742   6.08%      $15,095  11.99%      $12,563
  06/30/1997   3.82%       $14,267   4.48%      $15,772   3.35%      $12,984
  07/31/1997   6.35%       $15,173   7.95%      $17,026   6.35%      $13,809
  08/31/1997   1.02%       $15,328  -5.60%      $16,072   2.44%      $14,146
  09/30/1997   9.68%       $16,812   5.47%      $16,951   7.06%      $15,144
  10/31/1997  -4.23%       $16,101  -3.34%      $16,385  -6.24%      $14,199
  11/30/1997  -2.37%       $15,719   4.63%      $17,144  -1.53%      $13,982
  12/31/1997  -1.38%       $15,502   1.72%      $17,439  -0.36%      $13,932
  01/31/1998  -0.40%       $15,440   1.10%      $17,630  -1.31%      $13,749
  02/28/1998   7.87%       $16,655   7.21%      $18,902   8.58%      $14,929
  03/31/1998   3.96%       $17,315   5.12%      $19,869   3.71%      $15,483
  04/30/1998   1.43%       $17,562   1.01%      $20,070   0.91%      $15,624
  05/31/1998  -7.10%       $16,316  -1.72%      $19,725  -6.42%      $14,621
  06/30/1998   0.05%       $16,324   4.06%      $20,526   0.73%      $14,727
  07/31/1998  -9.80%       $14,724  -1.06%      $20,308  -7.45%      $13,630
  08/31/1998 -23.48%       $11,267 -14.44%      $17,376 -22.72%      $10,533
  09/30/1998   9.53%       $12,341   6.41%      $18,489   8.77%      $11,457
  10/31/1998   6.53%       $13,146   8.13%      $19,993   6.75%      $12,231
  11/30/1998   7.57%       $14,142   6.06%      $21,204   7.11%      $13,100
  12/31/1998   8.54%       $15,349   5.76%      $22,425   9.63%      $14,362
  01/31/1999   4.23%       $15,998   4.18%      $23,363   2.89%      $14,777
  02/28/1999  -8.60%       $14,623  -3.11%      $22,636  -8.11%      $13,578
  03/31/1999   5.51%       $15,428   4.00%      $23,542   4.66%      $14,211
  04/30/1999   7.83%       $16,636   3.87%      $24,453   7.98%      $15,345
  05/31/1999  -0.20%       $16,603  -2.36%      $23,876   1.03%      $15,503
  06/30/1999   7.68%       $17,878   5.55%      $25,201   7.07%      $16,599
  07/31/1999  -0.01%       $17,876  -3.12%      $24,414  -2.04%      $16,261
  08/31/1999   1.38%       $18,123  -0.50%      $24,292  -2.16%      $15,909
  09/30/1999   3.60%       $18,776  -2.74%      $23,627   0.72%      $16,024
  10/31/1999  11.98%       $21,025   6.33%      $25,122   4.87%      $16,804
  11/30/1999  16.64%       $24,523   2.03%      $25,632  11.81%      $18,789
  12/31/1999  23.26%       $30,228   5.89%      $27,142  18.86%      $22,333
  01/31/2000  -2.94%       $29,339  -5.02%      $25,780  -0.56%      $22,208
  02/29/2000  26.04%       $36,979  -1.89%      $25,292  25.65%      $27,904
  03/31/2000  -8.34%       $33,895   9.78%      $27,766  -7.85%      $25,713
  04/30/2000 -10.87%       $30,210  -3.01%      $26,930  -9.74%      $23,209
  05/31/2000  -5.99%       $28,401  -2.05%      $26,378  -8.90%      $21,143
  06/30/2000  13.43%       $32,215   2.47%      $27,030  13.22%      $23,938
  07/31/2000  -5.43%       $30,466  -1.56%      $26,608  -8.19%      $21,978
  08/31/2000  10.57%       $33,686   6.21%      $28,260  13.03%      $24,842
  09/30/2000  -3.75%       $32,423  -5.28%      $26,768  -6.47%      $23,234
  10/31/2000  -7.38%       $30,030  -0.42%      $26,656  -6.18%      $21,798
  11/30/2000 -19.46%       $24,186  -7.88%      $24,555 -19.05%      $17,646
  12/31/2000   6.73%       $25,814   0.49%      $24,676   6.20%      $18,740
  01/31/2001   4.61%       $27,004   3.55%      $25,552   6.48%      $19,954
  02/28/2001 -16.01%       $22,680  -9.11%      $23,224 -15.43%      $16,875
  03/31/2001  -9.64%       $20,494  -6.33%      $21,754 -11.06%      $15,009
  04/30/2001  12.80%       $23,117   7.76%      $23,442  15.24%      $17,296
  05/31/2001   0.05%       $23,129   0.67%      $23,599   2.90%      $17,798
  06/30/2001  -0.82%       $22,939  -2.43%      $23,025   2.26%      $18,200
  07/31/2001  -4.90%       $21,815  -0.98%      $22,800  -7.37%      $16,859
  08/31/2001  -6.16%       $20,471  -6.25%      $21,375  -6.65%      $15,738
  09/30/2001 -13.54%       $17,700  -8.07%      $19,650 -15.66%      $13,273
  10/31/2001   8.69%       $19,238   1.91%      $20,025   9.86%      $14,582
  11/30/2001   9.07%       $20,983   7.67%      $21,561   8.64%      $15,842
  12/31/2001   4.54%       $21,945   0.88%      $21,751   5.48%      $16,710

Total Return               119.45%              117.51%               67.10%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FS-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                Class 1
                                              --------------------------------------------
                                                        Year Ended December 31,
                                              --------------------------------------------
                                                2001     2000     1999     1998     1997
                                              -------- -------- -------- -------- --------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year...........   $21.25   $26.87   $13.72   $15.05   $13.20
                                              --------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/............      .09      .11    (.01)      .07      .01
  Net realized and unrealized gains (losses).   (3.28)   (3.81)    13.25    (.20)     2.24
                                              --------------------------------------------
Total from investment operations.............   (3.19)   (3.70)    13.24    (.13)     2.25
                                              --------------------------------------------
Less distributions from:
  Net investment income......................    (.09)       --    (.08)    (.01)    (.03)
  Net realized gains.........................       --   (1.92)    (.01)   (1.19)    (.37)
                                              --------------------------------------------
Total distributions..........................    (.09)   (1.92)    (.09)   (1.20)    (.40)
                                              --------------------------------------------
Net asset value, end of year.................   $17.97   $21.25   $26.87   $13.72   $15.05
                                              --------------------------------------------

Total return/b/.............................. (15.02)% (14.60)%   96.94%   (.98)%   17.42%

Ratios/supplemental data
Net assets, end of year (000's).............. $266,694 $387,474 $488,062 $315,460 $313,462
Ratios to average net assets:
  Expenses...................................     .76%     .75%     .77%     .77%     .77%
  Net investment income (loss)...............     .50%     .42%   (.05)%     .51%     .06%
Portfolio turnover rate......................   37.94%   19.49%   39.49%   53.01%   64.07%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                           Class 2
                                                 -------------------------
                                                   Year Ended December 31,
                                                 -------------------------
                                                   2001     2000   1999/d/
                                                 -------------------------
   Per share operating performance
   (For a share outstanding throughout the year)
   Net asset value, beginning of year...........   $21.14   $26.80 $ 14.25
                                                 -------------------------
   Income from investment operations:
     Net investment income (loss)/a/............      .03      .12   (.04)
     Net realized and unrealized gains (losses).   (3.25)   (3.86)   12.68
                                                 -------------------------
   Total from investment operations.............   (3.22)   (3.74)   12.64
                                                 -------------------------
   Less distributions from:
     Net investment income......................    (.07)       --   (.08)
     Net realized gains.........................       --   (1.92)   (.01)
                                                 -------------------------
   Total distributions..........................    (.07)   (1.92)   (.09)
                                                 -------------------------
   Net asset value, end of year.................   $17.85   $21.14 $ 26.80
                                                 -------------------------

   Total return/b/.............................. (15.25)% (14.76)%  89.05%

   Ratios/supplemental data
   Net assets, end of year (000's).............. $401,663 $301,420  $6,156
   Ratios to average net assets:
     Expenses...................................    1.01%    1.00%   1.02%/c/
     Net investment income......................     .19%     .49%  (.18%)/c/
   Portfolio turnover rate......................   37.94%   19.49%  39.49%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

FS-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001

                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    Common Stocks 79.1%
    /a /Commercial Services 1.8%
    Answerthink Inc................................... 138,900 $    907,017
    Corporate Executive Board Co......................  29,400    1,078,980
    DoubleClick Inc................................... 188,700    2,139,858
    Ecometry Corp.....................................   7,400       19,314
    Interep National Radio Sales Inc..................  24,800      116,560
    Lamar Advertising Co., A..........................  32,000    1,354,880
    Learning Tree International Inc...................  52,000    1,450,800
    Maximus Inc.......................................  20,200      849,612
    ProBusiness Services Inc.......................... 103,000    1,936,400
    Resources Connection Inc..........................  71,500    1,882,595
    Robert Half International Inc.....................  19,000      507,300
                                                               ------------
                                                                 12,243,316
                                                               ------------
    Communications 2.4%
    /a/Airgate PCS Inc................................  58,500    2,664,675
    /a/Alamosa Holdings Inc...........................  22,300      266,039
    /a/Alaska Communications Systems Holdings Inc.....  86,900      692,593
    /a/Allegiance Telecom Inc.........................  26,000      215,540
    /a/AT&T Canada Inc., B (Canada)...................  13,600      410,584
    CenturyTel Inc....................................  40,900    1,341,520
    /a/Leap Wireless International Inc................  14,500      304,065
    /a/Millicom International Cellular SA (Luxembourg)  39,900      484,785
    /a/Rural Cellular Corp., A........................  88,900    1,978,025
    /a/TeleCorp PCS Inc............................... 262,900    3,278,363
    /a/UbiquiTel Inc.................................. 214,500    1,598,025
    /a/US Unwired Inc., A.............................  37,600      382,768
    /a/Western Wireless Corp., A......................  86,100    2,432,325
                                                               ------------
                                                                 16,049,307
                                                               ------------
    Consumer Durables .7%
    The Black & Decker Corp........................... 130,000    4,904,900
                                                               ------------
    Consumer Non-Durables 2.0%
    Adolph Coors Co., B...............................  81,500    4,352,100
    /a/Dean Foods Inc.................................  20,900    1,425,380
    /a/Jones Apparel Group Inc........................  34,200    1,134,414
    /a/Timberland Co., A..............................  90,000    3,337,200
    /a/Tommy Hilfiger Corp............................ 144,900    1,992,375
    Wolverine World Wide Inc..........................  84,800    1,276,240
                                                               ------------
                                                                 13,517,709
                                                               ------------
    /a /Consumer Services 4.3%
    Brinker International Inc.........................  49,000    1,458,240
    CEC Entertainment Inc.............................  25,000    1,084,750
    Cox Radio Inc., A.................................  20,974      534,418
    Cumulus Media Inc., A.............................  71,900    1,163,342
    DeVry Inc.........................................  67,800    1,928,910
    Entercom Communications Corp......................  37,300    1,865,000
    Entravision Communications Corp................... 285,900    3,416,505
    Hispanic Broadcasting Corp., A.................... 248,100    6,326,550
    Insight Communications Co. Inc., A................  90,400    2,184,064
    Jack in the Box Inc...............................  72,200    1,988,388
    Mediacom Communications Corp., A.................. 184,400    3,367,144

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                     SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks (cont.)
       Consumer Services (cont.)
       MeriStar Hotels & Resorts Inc................  50,800 $     35,052
       Radio One Inc................................  39,500      729,565
       Radio One Inc., D............................  42,900      772,629
       Ticketmaster Inc., B......................... 107,325    1,759,057
                                                             ------------
                                                               28,613,614
                                                             ------------
       Distribution Services 1.0%
       Aramark Corp., B.............................  10,000      269,000
       Fleming Cos. Inc............................. 200,000    3,700,000
       /a/Performance Food Group Co.................  70,000    2,461,900
                                                             ------------
                                                                6,430,900
                                                             ------------
       Electronic Technology 21.0%
       /a/Advanced Energy Industries Inc............  72,500    1,931,400
       /a/Advanced Fibre Communications Inc.........  76,500    1,351,755
       /a/Aeroflex Inc..............................  31,500      596,295
       /a/Alpha Industries Inc......................  60,700    1,323,260
       /a/Anaren Microwave Inc...................... 240,200    4,160,264
       /a/Applied Micro Circuits Corp...............  78,988      894,144
       /a,b/Auspex Systems Inc...................... 116,889      210,400
       /a/Avocent Corp..............................  72,349    1,754,463
       /a/AXT Inc...................................   9,100      131,313
       /a/Caliper Technologies Corp.................  50,000      780,500
       /a/Catapult Communications Corp..............  38,600    1,005,916
       /a/Celestica Inc. (Canada)...................   6,900      278,691
       /a/Centillium Communications Inc.............  46,800      367,848
       /a/Cirrus Logic Inc.......................... 136,000    1,797,920
       /a/Coherent Inc..............................  90,400    2,795,168
       /a/Credence Systems Corp.....................  53,600      995,352
       /a/DDI Corp.................................. 320,000    3,148,800
       /a/DMC Stratex Networks Inc..................  61,100      475,358
       /a/DRS Technologies Inc...................... 106,400    3,793,160
       /a/EMCORE Corp...............................  89,200    1,199,740
       /a/Flextronics International Ltd. (Singapore) 170,472    4,089,623
       /a/FLIR Systems Inc..........................  51,500    1,952,880
       /a/Gemstar-TV Guide International Inc........  80,000    2,216,000
       /a/Harmonic Inc..............................  28,000      336,560
       /a/Integrated Circuit Systems Inc............ 180,500    4,077,495
       /a/Intersil Corp............................. 103,800    3,347,550
       /a/Ixia......................................   1,600       20,560
       /a/Jabil Circuit Inc......................... 156,600    3,557,952
       /a/L-3 Communications Holdings Inc...........  57,200    5,148,000
       /a/Lam Research Corp......................... 172,500    4,005,450
       /a/Lattice Semiconductor Corp................ 219,000    4,504,830
       /a/McDATA Corp., A........................... 415,000   10,167,500
       /a/Micrel Inc................................ 247,800    6,499,794
       /a/Nanometrics Inc...........................  11,000      213,400
       /a/Novellus Systems Inc...................... 128,500    5,069,325
       /a/ONI Systems Corp..........................  79,500      498,465
       PerkinElmer Inc..............................  90,459    3,167,874
       /a/Pinnacle Systems Inc......................  43,000      341,420
       /a/PMC-Sierra Inc. (Canada).................. 166,502    3,539,833

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology (cont.)
     /a/Polycom Inc................................... 106,900 $  3,677,360
     /a/Powerwave Technologies Inc.................... 239,200    4,133,376
     /a/QLogic Corp...................................  11,400      507,414
     /a/Redback Networks Inc.......................... 193,300      763,535
     /a/Rudolph Technologies Inc...................... 131,300    4,506,216
     /a/Sanmina-Sci Corp..............................  59,500    1,184,050
     /a/Semtech Corp.................................. 108,800    3,883,072
     /a/Sierra Wireless Inc. (Canada).................  24,800      467,480
     /a/Silicon Laboratories Inc......................  39,200    1,321,432
     /a/Synopsys Inc.................................. 102,400    6,048,768
     /a/Tekelec....................................... 101,000    1,829,110
     /a/Tektronix Inc................................. 274,500    7,076,610
     /a/Triquint Semiconductor Inc....................  70,400      863,104
     /a/Varian Semiconductor Equipment Associates Inc. 127,800    4,420,602
     /a/Veeco Instruments Inc.........................  28,560    1,029,588
     /a/Waters Corp................................... 146,600    5,680,750
     /a/Western Digital Corp.......................... 104,500      655,215
     /a/Western Multiplex Corp........................  27,200      146,880
                                                               ------------
                                                                139,940,820
                                                               ------------
     Energy Minerals 1.8%
     Cabot Oil & Gas Corp., A.........................  21,600      519,480
     /a/Chesapeake Energy Corp........................ 101,300      669,593
     Devon Energy Corp................................  14,566      562,976
     /a/Forest Oil Corp...............................  44,300    1,249,703
     /a/Newfield Exploration Co.......................  86,500    3,071,615
     /a/Pure Resources Inc............................  52,057    1,046,346
     /a/Spinnaker Exploration Co......................  24,700    1,016,652
     /a/Stone Energy Corp.............................  16,611      656,135
     /a/Swift Energy Co...............................  70,100    1,416,020
     /a/Tom Brown Inc.................................  67,800    1,831,278
                                                               ------------
                                                                 12,039,798
                                                               ------------
     Finance 8.8%
     /a/Affiliated Managers Group Inc.................  18,800    1,325,024
     Alexandria Real Estate Equities Inc..............  14,100      579,510
     Allied Capital Corp.............................. 122,400    3,182,400
     /a/Arch Capital Group Ltd........................  49,500    1,274,625
     Arden Realty Inc.................................  19,700      522,050
     /a/Bank United Corp..............................  53,200        5,320
     Brandywine Realty Trust..........................   5,700      120,099
     City National Corp...............................  21,500    1,007,275
     Colonial Properties Trust........................  15,400      479,710
     Commerce Bancorp Inc.............................  24,840      977,206
     Duke Realty Corp.................................  41,400    1,007,262
     Federated Investors Inc., B...................... 192,900    6,149,652
     General Growth Properties Inc....................  45,100    1,749,880
     Glenborough Realty Trust Inc.....................  49,000      950,600
     Golden State Bancorp Inc......................... 109,000    2,850,350
     Innkeepers USA Trust.............................  46,900      459,620
     /a/Instinet Group Inc............................ 126,100    1,267,305
     /a/Investment Technology Group Inc...............  44,802    1,750,414

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES     VALUE
         --------------------------------------------------------------
         Common Stocks (cont.)
         Finance (cont.)
         /a/Knight Trading Group Inc.............. 126,000 $  1,388,520
         /a/Labranche & Co. Inc...................  96,800    3,335,728
         Liberty Property Trust...................   2,700       80,595
         MeriStar Hospitality Corp................  77,500    1,100,500
         Mutual Risk Management Ltd. (Bermuda)....  26,100      190,530
         National Commerce Financial Corp......... 153,000    3,870,900
         Radian Group Inc.........................  77,676    3,336,184
         Reckson Associates Realty Corp...........  46,200    1,079,232
         Reinsurance Group of America Inc.........  73,500    2,446,080
         /a/Security Capital Group Inc., B........ 155,800    3,952,646
         /a/Silicon Valley Bancshares............. 145,100    3,878,523
         SL Green Realty Corp.....................  38,700    1,188,477
         TCF Financial Corp.......................  85,000    4,078,300
         Waddell & Reed Financial Inc., A.........  81,900    2,637,180
         Westamerica Bancorp......................     200        7,914
         Wilmington Trust Corp....................   9,800      620,438
                                                           ------------
                                                             58,850,049
                                                           ------------
         /a/Health Services 1.8%
         Alliance Imaging Inc.....................  57,900      706,380
         Beverly Enterprises Inc.................. 146,900    1,263,340
         Caremark RX Inc..........................  51,500      839,965
         Community Health Systems Inc.............  40,000    1,020,000
         Laboratory Corp. of America Holdings.....  25,600    2,069,760
         PAREXEL International Corp...............  52,300      750,505
         Pharmaceutical Product Development Inc...  48,200    1,557,342
         Renal Care Group Inc.....................  97,350    3,124,935
         Triad Hospitals Inc......................  30,700      901,045
                                                           ------------
                                                             12,233,272
                                                           ------------
         Health Technology 6.8%
         /a/Abgenix Inc...........................  74,200    2,496,088
         /a/Alexion Pharmaceuticals Inc...........  24,200      591,448
         /a/Alkermes Inc..........................  63,000    1,660,680
         Alpharma Inc., A......................... 140,400    3,713,580
         /a/American Medical Systems Holdings Ltd.  22,100      457,249
         /a/Aviron................................ 115,000    5,718,950
         /a/Barr Laboratories Inc.................  12,600      999,936
         /a/Celgene Corp..........................  27,000      861,840
         /a/Cephalon Inc..........................   2,400      181,404
         /a/Cerus Corp............................  13,700      626,775
         /a/COR Therapeutics Inc..................  35,400      847,122
         /a/Corixa Corp...........................  57,873      872,146
         /a/Cubist Pharmaceuticals Inc............   3,600      129,456
         /a/Epoch Biosciences Inc.................  53,200      133,000
         /a/Exelixis Inc..........................  28,900      480,318
         /a/Guilford Pharmaceuticals Inc..........  11,200      134,400
         ICN Pharmaceuticals Inc..................  26,900      901,150
         /a/Illumina Inc..........................   8,800      103,488
         /a/Inhale Therapeutic Systems Inc........  95,200    1,765,960
         /a/Inspire Pharmaceuticals Inc...........  12,800      180,352
         /a/Intermune Inc.........................  77,200    3,802,872

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                          SHARES     VALUE
 -----------------------------------------------------------------------------
 Common Stocks (cont.)
 Health Technology (cont.)
 /a/Ista Pharmaceuticals Inc............................. 111,000 $    745,920
 /a/Medicines Co.........................................  90,000    1,043,100
 /a/Neurocrine Biosciences Inc...........................  21,500    1,103,165
 /a/NPS Pharmaceuticals Inc..............................  62,000    2,374,600
 /a/OSI Pharmaceuticals Inc.............................. 106,600    4,875,884
 /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  18,200      666,120
 /a/SICOR Inc............................................  35,200      551,936
 /a/SuperGen Inc.........................................  11,400      163,248
 /a/Texas Biotechnology Corp.............................  22,100      143,650
 /a/Titan Pharmaceuticals Inc............................  39,300      385,533
 /a/Varian Medical Systems Inc...........................  64,000    4,560,640
 /a/Ventana Medical Systems Inc..........................  42,700      965,874
 /a/Versicor Inc.........................................  15,900      323,565
 /a/Visible Genetics Inc. (Canada).......................  60,800      677,920
                                                                  ------------
                                                                    45,239,369
                                                                  ------------
 /a/Industrial Services 3.5%
 Allied Waste Industries Inc............................. 250,000    3,515,000
 Atwood Oceanics Inc.....................................  30,500    1,062,925
 Casella Waste Systems Inc., A...........................   4,500       66,645
 Core Laboratories NV (Netherlands)...................... 100,000    1,402,000
 Grey Wolf Inc........................................... 568,800    1,689,336
 Hydril Co...............................................  19,600      345,548
 Oil States International Inc............................ 169,500    1,542,450
 Pride International Inc................................. 163,100    2,462,810
 Rowan Cos. Inc.......................................... 106,500    2,062,905
 Superior Energy Services Inc............................ 250,000    2,162,500
 Trico Marine Services Inc............................... 127,200      960,360
 US Liquids Inc..........................................  52,200      296,496
 Varco International Inc................................. 325,645    4,878,162
 Waste Connections Inc...................................  39,600    1,227,204
                                                                  ------------
                                                                    23,674,341
                                                                  ------------
 Non-Energy Minerals .6%
 Lafarge North America Inc............................... 100,000    3,757,000
 Reliance Steel & Aluminum Co............................  13,500      354,375
                                                                  ------------
                                                                     4,111,375
                                                                  ------------
 Process Industries 1.7%
 Bowater Inc............................................. 100,000    4,770,000
 Bunge Ltd............................................... 141,600    3,296,448
 ChemFirst Inc...........................................  56,100    1,344,717
 /a/CUNO Inc.............................................  12,800      390,400
 Valspar Corp............................................  46,500    1,841,400
                                                                  ------------
                                                                    11,642,965
                                                                  ------------
 Producer Manufacturing 5.5%
 /a/Active Power Inc.....................................  72,000      489,600
 /a/Gentex Corp.......................................... 339,400    9,072,162
 Gibraltar Steel Corp....................................  52,800      925,056
 /a/Mettler-Toledo International Inc. (Switzerland)...... 168,300    8,726,355
 Oshkosh Truck Corp......................................  75,000    3,656,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      SHARES     VALUE
      --------------------------------------------------------------------
      Common Stocks (cont.)
      Producer Manufacturing (cont.)
      /a/Power-One Inc............................... 294,600 $  3,066,786
      /a/Rayovac Corp................................  61,200    1,077,120
      Roper Industries Inc...........................  62,000    3,069,000
      /a/Varian Inc.................................. 195,100    6,329,044
      /a/Wilson Greatbatch Technologies Inc..........   5,600      202,160
                                                              ------------
                                                                36,613,533
                                                              ------------
      /a/Retail Trade .5%
      Abercrombie & Fitch Co., A.....................  44,000    1,167,320
       Kmart Corp.................................... 245,400    1,339,884
       The Men's Wearhouse Inc.......................  29,400      607,110
                                                              ------------
                                                                 3,114,314
                                                              ------------
      /a/Technology Services 11.5%
      Actuate Corp................................... 122,700      646,629
      Affiliated Computer Services Inc., A........... 133,400   14,157,742
      Art Technology Group Inc.......................  49,200      171,216
      Aspen Technology Inc...........................  27,000      453,600
      Brio Software Inc..............................  93,400      268,992
      Check Point Software Technologies Ltd. (Israel)  70,200    2,800,278
      CNET Networks Inc.............................. 119,390    1,070,928
      Covansys Corp..................................  85,500      765,225
      Cysive Inc.....................................  29,000       81,490
      Documentum Inc.................................  58,600    1,272,792
      Embarcadero Technologies Inc...................   2,000       48,400
      Entrust Inc....................................  62,200      633,818
      H.T.E. Inc.....................................  10,300       20,600
      HNC Software Inc...............................  74,500    1,534,700
      i2 Technologies Inc............................ 147,300    1,163,670
      Informatica Corp...............................  65,800      954,758
      Inforte Corp...................................  81,000    1,131,570
      Internet Security Systems Inc..................   8,400      269,304
      Interwoven Inc................................. 160,100    1,559,374
      Intuit Inc.....................................  67,800    2,899,128
      Liberate Technologies Inc......................  72,900      836,892
      Manugistics Group Inc.......................... 125,000    2,635,000
      MatrixOne Inc..................................  27,300      354,627
      Mercury Interactive Corp.......................  63,100    2,144,138
      Micromuse Inc.................................. 318,260    4,773,900
      National Instruments Corp......................  40,900    1,532,114
      Netiq Corp.....................................  50,300    1,773,578
      Nuance Communications Inc......................  58,500      532,350
      Openwave Systems Inc...........................  50,026      489,755
      Overture Services Inc.......................... 149,600    5,300,328
      Precise Software Solutions Ltd. (Israel)....... 126,300    2,609,358
      Predictive Systems Inc.........................  84,400      165,424
      Quest Software Inc............................. 103,300    2,283,963
      Retek Inc...................................... 123,400    3,685,958
      RSA Security Inc............................... 140,250    2,448,765
      Sapient Corp................................... 202,200    1,560,984
      Serena Software Inc............................  37,400      813,076

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                      SHARES       VALUE
---------------------------------------------------------------------------------------------
Common Stocks (cont.)
Technology Services (cont.)
SonicWALL Inc.....................................................       74,100 $  1,440,504
SpeechWorks International Inc.....................................       15,100      169,875
The Bisys Group Inc...............................................        9,800      627,102
VERITAS Software Corp.............................................       32,650    1,463,700
Verity Inc........................................................       91,400    1,850,850
Vignette Corp.....................................................       91,800      492,966
webMethods Inc....................................................      146,878    2,461,675
Wind River Systems Inc............................................      106,330    1,904,368
                                                                                ------------
                                                                                  76,255,464
                                                                                ------------
Transportation 3.3%
/a/Alaska Air Group Inc...........................................       61,100    1,778,010
/a/Atlantic Coast Airlines Holdings Inc...........................      248,000    5,775,920
C.H. Robinson Worldwide Inc.......................................      216,800    6,268,772
Expeditors International of Washington Inc........................      136,300    7,762,285
SkyWest Inc.......................................................       17,300      440,285
                                                                                ------------
                                                                                  22,025,272
                                                                                ------------
Utilities .1%
/a/NewPower Holdings Inc..........................................       13,000        9,620
Sierra Pacific Resources..........................................       54,700      823,235
                                                                                ------------
                                                                                     832,855
                                                                                ------------
Total Common Stocks (Cost $479,037,026)...........................               528,333,173
                                                                                ------------

/a,b/Preferred Stocks
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176)...............................       41,093       31,231
                                                                                ------------
Total Long Term Investments (Cost $479,266,202)...................               528,364,404
                                                                                ------------

Short Term Investments 21.2%
/c/Mutual Fund 21.2%
Franklin Institutional Fiduciary Trust Money Fund Market Portfolio  141,932,020  141,932,020
                                                                                ------------

                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                   ------------
Convertible Bonds
/a,b/Electronic Technology
3Ware Inc., cvt., zero cpn., 2/28/02.............................. $    113,680      113,680
                                                                                ------------
Total Short Term Investments (Cost $142,045,700)..................               142,045,700
                                                                                ------------
Total Investments (Cost $621,311,902) 100.3%......................               670,410,104
Other Assets, less Liabilities (.3)%..............................                (2,053,274)
                                                                                ------------
Net Assets 100.0%.................................................              $668,356,830
                                                                                ------------

/aNon-income producing /
/bSee Note 6 regarding restricted securities. /
/cThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc. /

                                                                          FS-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

     Assets:
       Investments in securities:
         Cost............................................... $ 621,311,902
                                                             -------------
         Value..............................................   670,410,104
       Receivables:
         Investment securities sold.........................     1,741,358
         Capital shares sold................................     1,776,297
         Dividends..........................................       140,473
                                                             -------------
          Total assets......................................   674,068,232
                                                             -------------
     Liabilities:
       Payables:
         Investment securities purchased....................     1,088,505
         Capital shares redeemed............................     3,969,392
         Affiliates.........................................       540,651
       Other liabilities....................................       112,854
                                                             -------------
          Total liabilities.................................     5,711,402
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Net assets consist of:
       Undistributed net investment income..................    $2,200,458
       Net unrealized appreciation..........................    49,098,202
       Accumulated net realized loss........................  (46,782,802)
       Capital shares.......................................   663,840,972
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Class 1:
       Net assets, at value................................. $ 266,693,879
                                                             -------------
       Shares outstanding...................................    14,844,628
                                                             -------------
       Net asset value and maximum offering price per share.        $17.97
                                                             -------------
     Class 2:
       Net assets, at value................................. $ 401,662,951
                                                             -------------
       Shares outstanding...................................    22,504,648
                                                             -------------
       Net asset value and maximum offering price per share.        $17.85
                                                             -------------

FS-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

      Investment income:
        Dividends......................................... $   7,635,116
        Interest..........................................        44,609
                                                           -------------
          Total investment income.........................     7,679,725
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     2,848,023
        Administrative fees (Note 3)......................     1,555,535
        Distribution fees - Class 2 (Note 3)..............       825,042
        Transfer agent fees...............................        28,630
        Custodian fees....................................         4,696
        Reports to shareholders...........................       272,498
        Professional fees.................................        41,390
        Trustees' fees and expenses.......................         6,248
        Other.............................................         1,382
                                                           -------------
          Total expenses..................................     5,583,444
                                                           -------------
             Net investment income........................     2,096,281
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized gain (loss) from:
          Investments.....................................   (28,388,342)
          Foreign currency transactions...................            80
                                                           -------------
           Net realized loss..............................   (28,388,262)
        Net unrealized depreciation on investments........   (80,822,391)
                                                           -------------
      Net realized and unrealized loss....................  (109,210,653)
                                                           -------------
      Net decrease in net assets resulting from operations $(107,114,372)
                                                           -------------

                                                                          FS-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,096,281
    Net realized loss from investments and foreign currency transactions..................................   (28,388,262)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (80,822,391)
                                                                                                           --------------
     Net decrease in net assets resulting from operations.................................................  (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (1,494,401)
     Class 2..............................................................................................    (1,228,650)
    Net realized gains:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (2,723,051)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   (60,969,661)
     Class 2..............................................................................................   150,270,069
                                                                                                           --------------
  Total capital share transactions........................................................................    89,300,408
     Net increase (decrease) in net assets................................................................   (20,537,015)
Net assets :
  Beginning of year.......................................................................................   688,893,845
                                                                                                           --------------
  End of year............................................................................................. $ 668,356,830
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,200,458
                                                                                                           --------------

                                                                                                               2000
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,866,175
    Net realized loss from investments and foreign currency transactions..................................   (18,283,852)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies...................................................................................  (103,604,482)

     Net decrease in net assets resulting from operations.................................................  (119,022,159)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
    Net realized gains:
     Class 1..............................................................................................   (34,605,737)
     Class 2..............................................................................................    (1,438,764)

  Total distributions to shareholders.....................................................................   (36,044,501)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................     1,285,055
     Class 2..............................................................................................   348,456,588

  Total capital share transactions........................................................................   349,741,643
     Net increase (decrease) in net assets................................................................   194,674,983
Net assets :
  Beginning of year.......................................................................................   494,218,862

  End of year............................................................................................. $ 688,893,845

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,827,148


FS-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Franklin Global Health Care Securities Fund into Franklin Small Cap Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Year Ended                  Year Ended
                                               --------------------------  --------------------------
                                                    December 31, 2001          December 31, 2000
                                               --------------------------  --------------------------
                                                 Shares        Amount        Shares       Amount
                                               -----------  -------------  ----------  -------------
                                               -----------  -------------  ----------  -------------
Share Sold....................................   5,216,738  $  93,510,478   6,428,608  $ 169,558,240
Shares issued in merger/a/....................          --             --     162,686      4,046,010
Shares issued in reinvestment of distributions      81,975      1,494,401   1,438,908     34,605,736
Shares redeemed...............................  (8,687,695)  (155,974,540) (7,961,607)  (206,924,931)
                                               -----------  -------------  ----------  -------------
Net increase (decrease).......................  (3,388,982) $ (60,969,661)     68,595  $   1,285,055
                                               -----------------------------------------------------
Class 2 Shares:
Share Sold....................................  24,732,130  $ 440,412,015  13,915,400  $ 348,439,686
Shares issued in merger/a/....................          --             --   5,283,033    130,913,570
Shares issued in reinvestment of distributions      67,732      1,228,650      60,049      1,438,764
Shares redeemed............................... (16,555,130)  (291,370,596) (5,228,278)  (132,335,432)
                                               -----------  -------------  ----------  -------------
Net increase..................................   8,244,732  $ 150,270,069  14,030,204  $ 348,456,588
                                               -----------------------------------------------------

/a/On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of the
   Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Franklin Small Cap Investments Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $5,644,580 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .55%         First $500 million
            .45%         Over $500 million, up to and including $1 billion
            .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                2008................................ $11,665,898
                2009................................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2001, the cost of investment, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

              Cost of investments.................. $621,575,736
                                                    ------------
              Unrealized appreciation.............. $142,142,999
              Unrealized depreciation..............  (93,308,631)
                                                    ------------
              Net unrealized appreciation.......... $ 48,834,368
                                                    ------------

              Undistributed ordinary income........ $  2,200,459
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $  2,200,459
                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $277,304,768 and $188,334,702, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At December 31, 2001, the Fund held restricted securities as follows:

Principal
 Amount/                                           Acquisition
 Shares                  Issuer                       Date          Cost    Value
-----------------------------------------------------------------------------------
  41,093  3 Ware Inc., pfd.,D                        7/28/00      $229,176 $ 31,231
$113,680  3 Ware Inc., cvt., zero cpn., 2/28/02 10/18/01-12/03/01  113,680  113,680
 116,889  Auspex Systems, Inc.                       9/22/00       930,729  210,400
                                                                           --------
          Total Restricted Securities (.05% of net assets)                 $355,311
                                                                           --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Fund (the
Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designate 41.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                      FRANKLIN STRATEGIC INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks to earn a high level of current income, with long-term capital appreciation as a secondary goal. The Fund invests primarily in U.S. and foreign debt securities, including lower-rated "junk bonds," government securities, mortgage and other asset-backed securities, convertible securities and preferred stock.

--------------------------------------------------------------------------------

During the 12 months ended December 31, 2001, the fixed income market felt the impact of the significant decline in global economic growth, which was exacerbated by September 11's tragic events. Following two quarters of anemic domestic economic growth, the third quarter's real gross domestic product (GDP) annualized rate was -1.3%, the weakest since the 1990-91 recession ended. However, the fourth quarter showed an improving trend of an estimated 0.2% annualized growth rate, and economists generally expect a recovery to occur during 2002. The economic recession combined with a sharp energy price decline helped keep inflationary pressures under control during 2001. Responding to these factors, the Federal Reserve Board (the Fed) sought to stimulate the economy with aggressive interest-rate easing. During the year under review, the Fed lowered the federal funds target rate 11 times for a total of 475 basis points (4.75%).

Largely as a result of these moves and the moderate inflation level, short-term interest rates moved lower during the year, with the 2-year Treasury note ending the period yielding 3.03%, compared with 5.10% at the beginning. However, with the prospect of an economic rebound in 2002, intermediate-term Treasury yields ended the year relatively flat, at 5.07%. A slowing economy and the accompanying corporate earnings disappointments sent the equity markets significantly lower, putting some pressure on certain of the more growth-oriented fixed income sectors.

Over the past year, Franklin Strategic Income Securities Fund contin-ued to execute its strategy, seeking to take advantage of relative value opportunities within the fixed income universe, given the Fund's flexibility to invest across six primary asset classes. During the 12 months under review, we increased the Fund's exposure to corporate bonds, as prices set at recent valuation levels in the high yield and investment-grade corporate markets appeared to account for the negative corporate earnings outlook. We reduced our exposure to emerging market bonds during the period, due to our concerns about the impact that Argentina's potential debt restructuring could have on

                                    [CHART]

Portfolio Breakdown
Franklin Strategic Income Securities Fund
Based on Total Assets
12/31/01

High Yield Corporate Bonds/Preferred Stock 36.9%

Emerging Market Debt Securities 12.5%

Mortgage and other Asset-Backed Securities 11.7%

Developed Country International Bonds 9.0%

Convertable Securities 7.1%

U.S. Government Securities 5.3%

Investment Grade Corporate Bonds 3.7%

Short-Term Investments & Other Net Assets 13.8%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          FSI-1
that country and neighboring Brazil. We also moderately lowered our exposure to convertible securities, considering the negative impact that the significant drop in forward earnings may have on equity market valuation levels. Given the generally low nominal rates and relative total return potential in the more interest-rate sensitive sectors, the Fund was underweighted in those sectors at period-end. Overall, despite weakness in certain of the more growth-oriented fixed income sectors, the Fund was still able to generate a positive total return during the year under review.

Corporate Bonds

Prior to September, the high yield bond market experienced some stabilization. Overall market valuation levels for high yield corporate bonds hovered in a relatively narrow range, after having moderately improved from year-end 2000 levels. However following the September 11 terrorist attacks, pricing levels fell precipitously given concerns over additional economic weakness, falling corporate earnings and lower equity valuations. By early October, the high yield market's yield spread over Treasuries, a common valuation metric, surpassed levels reached in December 2000 and approached levels from the 1990-91 recession, which pushed overall prices lower. Although the economic weakness is likely to contribute to a continued rise in default rates through early 2002, we believe much of this soft, near-term fundamental outlook appears to be priced into the high yield market, with average yields over Treasuries at more than eight percentage points at period-end. Furthermore given the capital markets' more selective nature over the past one to two years, the credit quality of new high yield issues has improved, which should lead to lower default rates in the intermediate term. During the year under review, we worked to minimize the default rate within the Fund's high yield holdings through our security selection process. Although investment grade-rated corporate bonds experienced less pricing pressure relative to the high yield market in September, investment-grade corporate bond yield spreads were also inexpensive versus historical averages. Consequently, we increased the Fund's overall exposure to corporate bonds during the period, and high yield corporate bonds remained our largest sector weighting at period-end.

Within the corporate bond sector, the weaker outlook for economic growth, as well as energy price declines, provided the Fund with the opportunity to initiate positions in certain chemical and energy companies at what we found to be attractive valuations. Purchases in


FSI-2
the chemicals sector included commodity manufacturer Equistar Chemical and specialty chemical producer Macdermid America. We reinitiated a position in Chesapeake Energy, which focuses on the exploration and production (E&P) of natural gas in the U.S. Early in the period, we initiated a position in Alliant Techsystems, a supplier of equipment and ammunitions to the aerospace and defense industries. The expected buildup in defense spending following the September attacks further bolstered the company's strong fundamental outlook, in our opinion. We also added to the Fund's exposure to health care, given our view of its solid growth prospects despite the recessionary economic conditions. During the period, we initiated a position in Iasis Healthcare, an operator of hospitals in mid-sized markets, and a holding in Magellan Health Services, one of the country's largest providers of behavioral care facilities.

On the sell side, we proactively managed our existing high yield portfolio holdings, selling those positions whose outlooks fundamentally deteriorated or appeared overvalued at current valuations. For example, we sold our position in Pioneer Natural Resources, an oil and gas E&P company, whose bonds appeared fully valued following significant appreciation since purchase.

As for overall exposure, wireless communications and cable television remained two of the Fund's top industry allocations within the high yield corporate sector, given our opinion of the relatively favorable growth prospects, improving credit characteristics and potential upside inherent from further consolidation in those industries.

Emerging Market Debt Securities

Concerns surrounding Argentina's deteriorating fiscal situation, combined with the negative impact of a slowing global economy and lower energy prices, pressured emerging debt markets' pricing levels. During the year, we eliminated the Fund's underweighted exposure in Argentina, as we perceived additional risk to the country's sovereign bonds given the rising likelihood of default. We also reduced our Brazil exposure, due to our increasing concerns over the potential contagion impact of an Argentinean default as well as overall global economic weakness. We increased our exposure to Russia as the country's fiscal accounts and political stability continued to improve materially; in fact, Russian sovereign bonds were one of the best-performing securities in the emerging debt markets over the past 12 months. Overall, we reduced our exposure to the emerging debt markets during the period.


                                                                          FSI-3

However, with the relatively attractive yield levels and still favorable long-term outlook for many developing nations, in our opinion, we continued to allocate a meaningful weighting to emerging market debt securities. If valuations become further depressed or if the sector's fundamental outlook becomes more favorable, we will consider increasing our exposure to emerging market debt securities.

Developed Country International Bonds

The continued softening in the euro contributed to the developed international bond sector's negative returns during the year under review. During the period, we modestly increased our exposure to this sector as sovereign bond yields approached and, in some cases, exceeded comparable U.S. Treasury rates. The Fund's developed country international bond holdings remained unhedged at period-end, given the potential for the U.S. dollar to experience some intermediate-term weakness considering the recessionary economic conditions. Regarding individual country weightings within the international developed country bond sector, we reduced our exposure to Italy, Denmark and New Zealand while increasing our weighting in Germany, based on relative-value considerations.

Convertible Securities

The realization of the first recession in a decade, combined with continued corporate earnings disappointments, sent the equity markets down to three-year lows during the 12-month period. Even with a moderate fourth quarter rally, the Standard & Poor's 500 Composite Index declined more than 11%, while the technology-heavy Nasdaq Composite Index dropped more than 20% for the year ended December 31, 2001./1 Largely as a result, the convertible securities sector posted the weakest return across the fixed income markets during the year. Still, the yield support and seniority of convertible issues relative to their underlying common shares once again allowed this sector to generally outperform equity indexes. The Fund remained underweighted in convertible securities during the period. However, we will seek to take advantage of potential additional equity market weakness as well as use the increasing indications of an economic rebound to add exposure to this more growth-oriented sector as we find opportunities. /

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


FSI-4

Within the convertible securities sector, we proactively managed the Fund's holdings. Based on valuation, we sold certain positions at a profit including cable company Cox Communications and real estate investment trust Equity Office Properties Trust. We added positions in companies that had what we considered healthy fundamental outlooks, reasonable equity valuations and attractive convertible structures. Purchases made during the period included Newfield Financial Trust, an oil and gas E&P company; Charter Communications, one of the largest cable television system operators in the country; and International Rectifier, a designer and manufacturer of power semiconductors.

U.S. Government Securities

Short-term interest rates followed the Fed's lead and declined during the year, while intermediate-term rates were relatively unchanged by December versus 2000's levels. As a result, U.S. government securities' total returns were derived largely from coupon income rather than price appreciation. Although the subdued near-term prospects for domestic inflation will likely bode well for maintaining overall low interest rate levels given the modest nominal yields offered in the U.S. government bond market, particularly relative to other fixed income sectors, the sector's total return potential seems rather constrained. Consequently, the Fund was underweighted in this sector at period-end. Within U.S. government securities, we continued to favor agency issues, given that subsector's recent yield spread advantage. Over the past year, the yield spread advantage began to narrow, which drove stronger total return performance away from this U.S. government securities subsector.

U.S. Mortgage and Other Asset-Backed Securities

Considering the yield spread advantage versus Treasuries, we maintained a heavier exposure to the mortgage and other asset-backed sectors. During the past year, the yield spread pickup allowed this sector to generally outperform comparable Treasury bonds. Within the government agency mortgage-backed market, we favored lower-coupon mortgage pools, given these securities' generally lower prepayment risk during periods of rising consumer home refinancings. During the year, we also reduced our exposure to lower-quality, asset-backed loans, due to our concerns that the slowing economy could increase that market segment's delinquency rates.


                                                                          FSI-5

Looking forward

The tragic events of September 11 exacerbated the recessionary conditions existent in the U.S. since March. However, we believe the continued stimulus from the Fed and the federal government, as well as the U.S. consumers' still healthy spending patterns, should contribute to domestic economic recovery by mid-2002. Internationally, although the U.S. downturn and Japan's continued malaise may further dampen economic growth, our intermediate-term outlook for the global econ-omy remains sanguine.

At current relative valuation levels and considering the intermediate-term outlook for the global economic environment, we continued to favor more growth-oriented fixed income sectors such as corporate bonds, which was the Fund's largest weighting as of December 31, 2001. We held a lesser exposure to the more interest-rate sensitive sectors, considering the relatively low nominal yields and more limited total return being offered in those sectors. As always, we will look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing the Fund's sector and security allocations.


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.


FSI-6

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Strategic Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                              1-Year (7/1/99)
                  --------------------------------------------
                  Cumulative Total Return     +4.51%  +12.54%
                  Average Annual Total Return +4.51%   +4.83%

Total Return Index Comparison
for $10,000 Investment (7/1/99-12/31/01)

The graph compares the performance of Franklin Strategic Income Securities Fund
- Class 1 and the Lehman Brothers Aggregate Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (26)
The graph compares the performance of Franklin Strategic Income Fund - Class I as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Aggregate Index* from 7/1/99 to 12/31/01.



                                                            Lehman
                           Franklin Strategic             Brothers
                            Income Securities            Aggregate
                              Fund-Class I                   Index
------------------------------------------------------------------
    07/01/1999                   $10,000                   $10,000
    07/31/1999                    $9,950                    $9,957
    08/31/1999                    $9,830                    $9,952
    09/30/1999                    $9,880                   $10,067
    10/31/1999                    $9,989                   $10,105
    11/30/1999                   $10,089                   $10,104
    12/31/1999                   $10,260                   $10,055
    01/31/2000                   $10,084                   $10,022
    02/29/2000                   $10,160                   $10,143
    03/31/2000                   $10,202                   $10,277
    04/30/2000                   $10,129                   $10,247
    05/31/2000                   $10,109                   $10,242
    06/30/2000                   $10,408                   $10,455
    07/31/2000                   $10,501                   $10,550
    08/31/2000                   $10,666                   $10,703
    09/30/2000                   $10,593                   $10,771
    10/31/2000                   $10,490                   $10,842
    11/30/2000                   $10,294                   $11,020
    12/31/2000                   $10,767                   $11,225
    01/31/2001                   $11,235                   $11,409
    02/28/2001                   $11,159                   $11,508
    03/31/2001                   $11,028                   $11,566
    04/30/2001                   $11,017                   $11,517
    05/31/2001                   $11,039                   $11,586
    06/30/2001                   $10,933                   $11,630
    07/31/2001                   $11,053                   $11,891
    08/31/2001                   $11,173                   $12,027
    09/30/2001                   $10,781                   $12,168
    10/31/2001                   $11,086                   $12,422
    11/30/2001                   $11,314                   $12,251
    12/31/2001                   $11,254                   $12,173

Total Return                      12.54%                    21.73%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


Franklin Strategic Income Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          FSI-7
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights


                                                                   Class 1
                                                        --------------------------
                                                           Year Ended December 31,
                                                        --------------------------
                                                         2001       2000    1999/d/
                                                        -------    -------  ------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year..................... $  9.89    $  9.96  $10.00
                                                        -------    -------  ------
Income from investment operations:
  Net investment income/a,f/...........................     .76        .82     .38
  Net realized and unrealized losses/f/................    (.32)      (.33)   (.12)
                                                        -------    -------  ------
Total from investment operations.......................     .44        .49     .26
                                                        -------    -------  ------
Less distributions from net investment income..........    (.46)      (.56)   (.30)
                                                        -------    -------  ------
Net asset value, end of year........................... $  9.87    $  9.89  $ 9.96
                                                        -------    -------  ------

Total return/b/........................................   4.51%      4.95%   2.61%

Ratios/supplemental data
Net assets, end of year (000's)........................ $43,778    $11,437  $4,741
Ratios to average net assets:
  Expenses.............................................    .71%       .75%    .75%/e/
  Expenses, excluding waiver and payments by affiliate.    .71%       .99%   1.46%/e/
  Net investment income/f/.............................   7.48%      8.13%   7.52%/e/
Portfolio turnover rate................................  30.32%/c/  29.19%   9.96%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Excludes mortgage dollar roll transactions.
/d/For the period July 1, 1999 (effective date) to December 31, 1999. /e/Annualized
/f/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized losses in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .18% for the year ended December 31, 2001.

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                         ------------
                                                          Year Ended
                                                         December 31,
                                                           2001/c/
                                                         ------------
           Per share operating performance
           (for a share outstanding throughout the year)
           Net asset value, beginning of year...........   $ 10.14
                                                           -------
           Income from investment operations:
             Net investment income/a,f/.................       .45
             Net realized and unrealized losses/f/......      (.31)
                                                           -------
           Total from investment operations.............       .14
                                                           -------
           Less distributions from net investment income      (.46)
                                                           -------
           Net asset value, end of year.................   $  9.82
                                                           -------

           Total return/b/..............................     1.38%

           Ratios/supplemental data
           Net assets, end of year (000's)..............   $    48
           Ratios to average net assets:
             Expenses...................................      .96%/d/
             Net investment income/f/...................     7.05%/d/
           Portfolio turnover rate......................    30.32%/e/

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 15, 2001 (effective date) to December 31, 2001. /d/Annualized
/e/Excludes mortgage dollar roll transactions.
/f/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(f) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized losses in the amount of $.008, and a decrease in the ratio of net investment income to average net assets by .13% for the year ended December 31, 2001.

                                                                          FSI-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001

                                                                                                      COUNTRY     SHARES
----------------------------------------------------------------------------------------------------------------------------
Preferred Stocks .9%
/a/Health Services .9%
Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 (Cost $384,292).............................    Germany           400

Covertible Preferred Stocks 3.1%
Consumer Services .6%
MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd................................................ United States     10,000

Energy Minerals .2%
Newfield Financial Trust I, 6.50%, cvt. pfd....................................................... United States      2,000

Industrial Services .4%
Weatherford International Inc., 5.00%, cvt. pfd................................................... United States      4,000

Technology Services .7%
Electronic Data Systems Corp., 7.625%, cvt. pfd................................................... United States      5,000

Transportation .6%
Union Pacific Capital Trust, 6.25%, cvt. pfd...................................................... United States      5,200

Utilities .6%
Duke Energy Corp., 8.25%, cvt. pfd................................................................ United States     10,000

Total Convertible Preferred Stocks (Cost $1,332,281)..............................................


                                                                                                                 PRINCIPAL
                                                                                                                  AMOUNT*
                                                                                                                 ----------
Bonds 39.6%
Commercial Services .7%
Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13............................................. United States $  300,000

Communications 6.1%
Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75% thereafter, 2/15/08... United States    450,000
Crown Castle International Corp., senior note, 9.375%, 8/01/11.................................... United States    400,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10........................................ United States    300,000
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09.......................................    Bermuda       400,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter,12/01/08. United States    350,000
McLeodUSA Inc., senior note, 8.125%, 2/15/09...................................................... United States    400,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter,10/31/07... United States    500,000
Nextel Partners Inc., senior note, 144A, 12.50%, 11/15/09......................................... United States    300,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09.... United States    550,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11........................................... United States    300,000
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11................................................ United States    400,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 United States     88,000
Williams Communications Group Inc., senior note, 10.875%, 10/01/09................................ United States    100,000
XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09....... United States    400,000



Cosumer Non-Durables 3.0%
Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11.............................................. United States    200,000
Dimon Inc., senior note, 144A, 9.625%, 10/15/11................................................... United States    200,000
Kellogg Co., note, 6.60%, 4/01/11................................................................. United States    400,000
Playtex Products Inc., senior sub. note, 9.375%, 6/01/11.......................................... United States    200,000
Revlon Consumer Products Corp., 9.00%, 11/01/06................................................... United States    400,000



                                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------
Preferred Stocks .9%
/a/Health Services .9%
Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 (Cost $384,292)............................. $  402,000
                                                                                                   ----------
Covertible Preferred Stocks 3.1%
Consumer Services .6%
MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd................................................    275,000
                                                                                                   ----------
Energy Minerals .2%
Newfield Financial Trust I, 6.50%, cvt. pfd.......................................................    109,083
                                                                                                   ----------
Industrial Services .4%
Weatherford International Inc., 5.00%, cvt. pfd...................................................    185,308
                                                                                                   ----------
Technology Services .7%
Electronic Data Systems Corp., 7.625%, cvt. pfd...................................................    281,250
                                                                                                   ----------
Transportation .6%
Union Pacific Capital Trust, 6.25%, cvt. pfd......................................................    247,780
                                                                                                   ----------
Utilities .6%
Duke Energy Corp., 8.25%, cvt. pfd................................................................    263,500
                                                                                                   ----------
Total Convertible Preferred Stocks (Cost $1,332,281)..............................................  1,361,921
                                                                                                   ----------




Bonds 39.6%
Commercial Services .7%
Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13.............................................    313,500
                                                                                                   ----------
Communications 6.1%
Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75% thereafter, 2/15/08...    200,250
Crown Castle International Corp., senior note, 9.375%, 8/01/11....................................    369,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10........................................    311,250
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09.......................................     46,000
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter,12/01/08.    101,500
McLeodUSA Inc., senior note, 8.125%, 2/15/09......................................................     86,000
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter,10/31/07...    358,750
Nextel Partners Inc., senior note, 144A, 12.50%, 11/15/09.........................................    264,000
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09....    145,750
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11...........................................    242,250
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11................................................    414,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09     76,340
Williams Communications Group Inc., senior note, 10.875%, 10/01/09................................     41,500
XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09.......     34,000
                                                                                                   ----------
                                                                                                    2,656,590
                                                                                                   ----------
Cosumer Non-Durables 3.0%
Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11..............................................    210,000
Dimon Inc., senior note, 144A, 9.625%, 10/15/11...................................................    208,000
Kellogg Co., note, 6.60%, 4/01/11.................................................................    411,808
Playtex Products Inc., senior sub. note, 9.375%, 6/01/11..........................................    212,000
Revlon Consumer Products Corp., 9.00%, 11/01/06...................................................    276,000
                                                                                                   ----------
                                                                                                    1,317,808
                                                                                                   ----------

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                               PRINCIPAL
                                                                                                   COUNTRY      AMOUNT*
--------------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
Consumer Services 12.7%
AOL Time Warner Inc., notes, 6.75%, 4/15/11.................................................... United States  $  300,000
Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09.................................... United States     100,000
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11.........................................     Canada        300,000
Century Communications Corp., senior disc. note, B, 1/15/08.................................... United States     600,000
Chancellor Media Corp., senior note, 8.00%, 11/01/08........................................... United States     200,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter,
 4/01/11....................................................................................... United States     550,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23........................................... United States     100,000
Diamond Holdings PLC, senior note, 9.125%, 2/01/08............................................. United Kingdom    200,000
EchoStar Broadband Corp., senior note, 10.375%, 10/01/07....................................... United States     400,000
Host Marroitt LP, senior note, 9.25%, 10/01/07................................................. United States     400,000
MeriStar Hospitality, senior note, 144A, 10.50%, 6/15/09....................................... United States     300,000
MGM Mirage Inc., senior sub. note, 8.50%, 9/15/10.............................................. United States     300,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07.............................. United States     400,000
Penton Media Inc., senior sub. note, 10.375%, 6/15/11.......................................... United States     300,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11.......     Canada        400,000
Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07............................... United States     400,000
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06.................................... United States     400,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10........................................ United States     400,000
Telewest Communications PLC, senior disc. note, zero cpn to 2/01/05, 11.375% thereafter,
 2/01/10....................................................................................... United KIngdom    500,000
United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04, 12.50%
 thereafter, 8/01/09...........................................................................  Netherlands       77,000



Electronic Technology .5%
Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11...................................... United States     200,000

Energy Minerals .9%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11.......................................... United States     300,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08.................................. United States     100,000



Finance 1.5%
General Motors Acceptance Corp., notes, 6.875%, 9/15/11........................................ United States     200,000
Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06.......................................... United States     200,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11........... United Kingdom    200,000
Yell Finance BV, senior note, 10.75%, 8/01/11.................................................. United Kingdom    100,000



Health Services 2.5%
Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09..................................... United States     200,000
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08................................ United States     400,000
Triad Hospitals Inc.,senior note, 8.75%, 5/01/09............................................... United States     100,000
United Surgical Partners, senior sub. note, 144A, 10.00%, 12/15/11............................. United States     400,000



Industrial Services .9%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09............................... United States     400,000


                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------
Bonds (cont.)
Consumer Services 12.7%
AOL Time Warner Inc., notes, 6.75%, 4/15/11.................................................... $  307,952
Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09....................................    105,500
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11.........................................    320,625
Century Communications Corp., senior disc. note, B, 1/15/08....................................    291,750
Chancellor Media Corp., senior note, 8.00%, 11/01/08...........................................    208,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter,
 4/01/11.......................................................................................    400,813
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23...........................................    107,125
Diamond Holdings PLC, senior note, 9.125%, 2/01/08.............................................    143,000
EchoStar Broadband Corp., senior note, 10.375%, 10/01/07.......................................    421,000
Host Marroitt LP, senior note, 9.25%, 10/01/07.................................................    400,500
MeriStar Hospitality, senior note, 144A, 10.50%, 6/15/09.......................................    304,500
MGM Mirage Inc., senior sub. note, 8.50%, 9/15/10..............................................    307,057
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07..............................    419,000
Penton Media Inc., senior sub. note, 10.375%, 6/15/11..........................................    172,500
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11.......    244,500
Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07...............................    404,000
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06....................................    404,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10........................................    408,500
Telewest Communications PLC, senior disc. note, zero cpn to 2/01/05, 11.375% thereafter,
 2/01/10.......................................................................................    195,000
United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04, 12.50%
 thereafter, 8/01/09...........................................................................      6,545
                                                                                                ----------
                                                                                                 5,572,367
                                                                                                ----------
Electronic Technology .5%
Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11......................................    209,000
                                                                                                ----------
Energy Minerals .9%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11..........................................    292,500
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08..................................    107,750
                                                                                                ----------
                                                                                                   400,250
                                                                                                ----------
Finance 1.5%
General Motors Acceptance Corp., notes, 6.875%, 9/15/11........................................    196,253
Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06..........................................    219,025
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11...........    123,000
Yell Finance BV, senior note, 10.75%, 8/01/11..................................................    108,000
                                                                                                ----------
                                                                                                   646,278
                                                                                                ----------
Health Services 2.5%
Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09.....................................    217,000
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08................................    358,000
Triad Hospitals Inc.,senior note, 8.75%, 5/01/09...............................................    104,750
United Surgical Partners, senior sub. note, 144A, 10.00%, 12/15/11.............................    396,000
                                                                                                ----------
                                                                                                 1,075,750
                                                                                                ----------
Industrial Services .9%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09...............................    394,000
                                                                                                ----------

                                                                         FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                    PRINCIPAL
                                                                         COUNTRY     AMOUNT*     VALUE
---------------------------------------------------------------------------------------------------------
Bonds (cont.)
Non-Energy Minerals .7%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08................ United States $ 100,000 $   104,000
Compass Minerals Group, senior sub. note, 144A, 10.00%, 8/15/11...... United States   100,000     104,250
Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08......... United States   100,000      96,500
                                                                                              -----------
                                                                                                  304,750
                                                                                              -----------
Process Industries 4.7%
Anchor Glass, first mortgage, 11.25%, 4/01/05........................ United States   200,000     169,000
Consolidated Container Co. LLC, senior sub. note, 10.125%, 7/15/09... United States   300,000     229,500
Equistar Chemical, senior note, 10.125%, 9/01/08..................... United States   300,000     303,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08............ United States   400,000     338,000
Hercules Inc., senior note, 11.125%, 11/15/07........................ United States   100,000     105,000
Macdermid Inc., senior sub. note, 9.125%, 7/15/11.................... United States   200,000     206,000
Millennium America Inc., senior note, 9.25%, 6/15/08................. United States   300,000     307,500
OM Group Inc., senior sub. note, 144A, 9.25%, 12/15/11............... United States   100,000     102,500
Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09........ United States   100,000     110,000
Riverwood International, senior sub. note, 10.875%, 4/01/08.......... United States   200,000     204,000
                                                                                              -----------
                                                                                                2,074,500
                                                                                              -----------
Producer Manufacturing 2.8%
American Axle & Manufacturing, Inc., senior sub. note, 9.75%, 3/01/09 United States   400,000     415,000
Nortek Inc., senior note, B, 8.875%, 8/01/08......................... United States   400,000     403,000
Terex Corp., senior sub. note, 144A, 9.25%, 7/15/11.................. United States   200,000     201,000
Terex Corp., senior sub. note, D, 8.875%, 4/01/08.................... United States   200,000     198,000
                                                                                              -----------
                                                                                                1,217,000
                                                                                              -----------
Retail Trade .9%
Kroger Co., senior note, 6.80%, 4/01/11.............................. United States   300,000     308,225
Rite Aid Corp., debentures, 7.70%, 2/15/27........................... United States   100,000      69,500
                                                                                              -----------
                                                                                                  377,725
                                                                                              -----------
/b/Technology Services
PSINET Inc., senior note, 10.50%, 12/01/06........................... United States   100,000       8,000
                                                                                              -----------
Utilities 1.7%
Calpine Corp., senior note, 8.625%, 8/15/10.......................... United States   400,000     363,896
CMS Energy Corp., senior note, 7.50%, 1/15/09........................ United States   400,000     392,170
                                                                                              -----------
                                                                                                  756,066
                                                                                              -----------
Total Bonds (Cost $18,439,746).......................................                          17,357,584
                                                                                              -----------
Convertible Bonds 4.0%
Consumer Services 1.6%
Adelphia Communications Corp., cvt. sub. note, 6.00%, 2/15/06........ United States   300,000     262,125
Charter Communications Inc., cvt., 4.75%, 6/01/06.................... United States   250,000     228,438
Liberty Media Corp., into Motorola, cvt. senior note, 3.50%, 1/15/31. United States   300,000     229,348
                                                                                              -----------
                                                                                                  719,911
                                                                                              -----------
Electronic Technology 1.1%
International Rectifier Corp., cvt., 4.25%, 7/15/07.................. United States   250,000     206,875
SCI Systems Inc., cvt. sub. note, 3.00%, 3/15/07..................... United States   350,000     290,063
                                                                                              -----------
                                                                                                  496,938
                                                                                              -----------
Health Technology .7%
Alpharma Inc., cvt. senior sub. note, 3.00%, 6/01/06................. United States   275,000     289,094
                                                                                              -----------

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                      PRINCIPAL
                                                                           COUNTRY     AMOUNT*    VALUE
----------------------------------------------------------------------------------------------------------
Convertible Bonds (cont.)
Technology Services .6%
BEA Systems Inc., cvt. sub. note, 4.00%, 12/15/06...................... United States $ 300,000 $  255,000
                                                                                                ----------
Total Convertible Bonds (Cost $1,861,727)..............................                          1,760,943
                                                                                                ----------
Other Mortgages/Other Asset Backed Securities 1.6%
Centex Home Equity Loan Trust, 6.39%, 10/25/27......................... United States   500,000    514,781
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19................. United States    59,237     60,662
Vanderbilt Mortgage Finance, 6.525%, 1/07/32........................... United States   125,000    109,618
                                                                                                ----------
Total Other Mortgages/Other Asset Backed Securities (Cost $685,311)....                            685,061
                                                                                                ----------
U.S. Government and Agency Securities/Mortgages 15.5%
Other U.S. Government and Agency Securities 5.0%
FHLMC, 7.00%, 3/15/10.................................................. United States   300,000    326,802
FHLMC, 5.50%, 9/15/11.................................................. United States   300,000    294,658
FNMA, 6.00%, 12/15/05.................................................. United States   500,000    526,377
FNMA, 6.00%, 5/15/08................................................... United States   150,000    156,009
FNMA, 5.25%, 1/15/09................................................... United States   250,000    247,852
FNMA, 6.625%, 11/15/10................................................. United States   350,000    372,971
FNMA, 6.00%, 5/15/11................................................... United States   250,000    254,481
                                                                                                ----------
                                                                                                 2,179,150
                                                                                                ----------
U.S. Government Agencies/Mortgages 10.1%
FHLMC, 7.50%, 3/01/30.................................................. United States   102,939    106,282
FHLMC, 7.50%, 8/01/30.................................................. United States    47,642     49,190
/c/FHLMC, 7.00%, 1/01/32............................................... United States   500,000    509,688
FNMA, 7.00%, 5/01/12................................................... United States    57,071     59,419
FNMA, 6.00%, 4/01/16................................................... United States    97,801     98,137
FNMA, 6.00%, 7/01/16................................................... United States   500,049    501,768
FNMA, 5.50%, 10/01/16.................................................. United States    99,581     98,025
FNMA, 7.00%, 2/01/29................................................... United States   177,910    182,107
FNMA, 6.00%, 5/01/29................................................... United States    89,953     88,627
FNMA, 6.50%, 2/01/31................................................... United States   171,749    172,081
FNMA, 6.00%, 5/01/31................................................... United States   198,309    194,244
FNMA, 6.50%, 5/01/31................................................... United States   295,420    295,993
FNMA, 6.00%, 7/01/31................................................... United States     2,991      2,930
FNMA, 6.50%, 8/01/31................................................... United States    49,854     49,950
FNMA, 6.50%, 8/01/31................................................... United States   298,692    300,093
FNMA, 6.00%, 9/01/31................................................... United States    96,096     94,126
FNMA, 6.50%, 9/01/31................................................... United States   249,515    249,998
FNMA, 6.50%, 11/01/31.................................................. United States   148,961    149,250
FNMA, 6.50%, 11/01/31.................................................. United States   300,030    300,611
/c/FNMA, 7.00%, 1/01/32................................................ United States   200,000    204,000
GNMA, 7.00%, 2/15/29................................................... United States   200,020    204,699
GNMA, 7.50%, 9/15/30................................................... United States   145,693    150,852
GNMA, 6.50%, 4/20/31................................................... United States   144,427    144,510
GNMA, 6.00%, 12/15/31.................................................. United States   200,020    196,457
GNMA, SF, 8.00%, 6/15/26............................................... United States    44,833     47,411
                                                                                                ----------
                                                                                                 4,450,448
                                                                                                ----------
Government Securities .4%
U.S. Treasury Bond, 6.125%, 11/15/27................................... United States   150,000    157,834
                                                                                                ----------
Total U.S. Government and Agency Securities/Mortgages (Cost $6,757,258)                          6,787,432
                                                                                                ----------

                                                                         FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                PRINCIPAL
                                                                    COUNTRY      AMOUNT*          VALUE
----------------------------------------------------------------------------------------------------------
Foreign Government and Agency Securities 21.5%
New South Wales Treasury Corp., 6.50%, 5/01/06..................   Australia    $  483,000 AUD $   255,308
Kingdom of Belgium, 7.75%, 10/15/04.............................    Belgium         76,000 EUR      74,187
Kingdom of Belgium, 7.50%, 7/29/08..............................    Belgium        146,000 EUR     148,679
Republic of Brazil, 10.125%, 5/15/27............................     Brazil        200,000         147,500
Republic of Brazil, 12.25%, 3/06/30.............................     Brazil        330,000         279,263
Republic of Brazil, 11.00%, 8/17/40.............................     Brazil        659,000         509,078
Republic of Bulgaria, A, 4.563%, 7/28/24........................    Bulgaria       855,000         760,950
Government of Canada, 6.00%, 6/01/11............................     Canada        121,000 CAD      79,371
Republic of Colombia, 9.75%, 4/23/09............................    Colombia        40,000          42,700
Kingdom of Denmark, 5.00%, 8/15/05..............................    Denmark        444,000 DKK      53,743
Republic of Ecuador, 12.00%, 11/15/12...........................    Ecuador         65,000          47,775
Government of France, 5.50%, 10/25/07...........................     France         10,000 EUR       9,160
Government of France, 4.00%, 10/25/09...........................     France        643,000 EUR     538,748
Federal Republic of Germany, 6.00%, 7/04/07.....................    Germany        580,000 EUR     552,474
Federal Republic of Germany, 4.50%, 7/04/09.....................    Germany        192,000 EUR     167,538
Federal Republic of Germany, 5.00%, 7/04/11.....................    Germany        551,000 EUR     490,279
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06....................     Italy         300,000 EUR     302,647
Buoni Poliennali Del Tesoro, 5.50%, 11/01/10....................     Italy          43,000 EUR      39,310
United Mexican States, 10.375%, 2/17/09.........................     Mexico        100,000         115,050
United Mexican States, 9.875%, 2/01/10..........................     Mexico        620,000         694,400
United Mexican States, 11.375%, 9/15/16.........................     Mexico        405,000         500,378
Government of Netherlands, 5.75%, 2/15/07.......................  Netherlands      170,000 EUR     159,557
Government of New Zealand, 7.00%, 7/15/09.......................  New Zealand      203,000 NZD      85,979
Republic of Panama, 8.875%, 9/30/27.............................     Panama        150,000         138,750
Republic of Panama, 9.375%, 4/01/29.............................     Panama        170,000         178,925
Republic of Peru, PDI, 4.50%, 3/07/17...........................      Peru         150,000         115,500
Republic of Philippines, 9.875%, 3/16/10........................  Philippines       30,000          31,029
Federation of Russia, 11.00%, 7/24/18...........................     Russia        680,000         655,215
Federation of Russia, Reg. S, 10.00%, 6/26/07...................     Russia        310,000         304,963
Bonos Y Oblig Del Estado, 3.25%, 1/31/05........................     Spain         143,000 EUR     124,329
Bonos Y Oblig Del Estado, 6.00%, 1/31/08........................     Spain          80,000 EUR      75,529
Government of Spain, 10.15%, 1/31/06............................     Spain          58,000 EUR      62,475
Kingdom of Sweden, 10.25%, 5/05/03..............................     Sweden        300,000 SEK      30,828
Kingdom of Sweden, 6.00%, 2/09/05...............................     Sweden      1,490,000 SEK     146,987
Republic of Turkey, 12.375%, 6/15/09............................     Turkey        315,000         319,315
Republic of Turkey, 11.875%, 1/15/30............................     Turkey        385,000         373,450
United Kingdom, 7.50%, 12/07/06................................. United Kingdom    332,000 GBP     532,475
Republic of Venezuela, 9.25%, 9/15/27...........................   Venezuela       445,000         280,904
                                                                                               -----------
Total Foreign Government and Agency Securities (Cost $9,190,835)                                 9,424,748
                                                                                               -----------
Total Long Term Investments (Cost $38,651,450)..................                                37,779,689
                                                                                               -----------

FSI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                   COUNTRY     SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------
/d/Short Term Investments 12.5%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $5,485,383) United States 5,485,383 $ 5,485,383
                                                                                                        -----------
Total Investments (Cost $44,136,833) 98.7%.....................................                          43,265,072
Other Assets, less Liabilities 1.3%............................................                             560,896
                                                                                                        -----------
Net Assets 100.0%..............................................................                         $43,825,968
                                                                                                        -----------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona



*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/1 share = $1,000 par value
/b/See Note 6 regarding defaulted securities.
/c/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/d/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                                                         FSI-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $44,136,833
                                                          -----------
              Value......................................  43,265,072
            Receivables:
              Investment securities sold.................     488,375
              Capital shares sold........................     180,251
              Dividends and interest.....................     753,306
                                                          -----------
               Total assets..............................  44,687,004
                                                          -----------
          Liabilities:
            Payables:
              Investment securities purchased............     821,594
              Affiliates.................................      23,076
            Other liabilities............................      16,366
                                                          -----------
               Total liabilities.........................     861,036
                                                          -----------
                 Net assets, at value.................... $43,825,968
                                                          -----------
          Net assets consist of:
            Undistributed net investment loss............ $   (22,710)
            Net unrealized depreciation..................    (872,120)
            Accumulated net realized loss................    (154,929)
            Capital shares...............................  44,875,727
                                                          -----------
                 Net assets, at value.................... $43,825,968
                                                          -----------
          Class 1:
            Net assets, at value......................... $43,778,287
                                                          -----------
            Shares outstanding...........................   4,435,171
                                                          -----------
            Net asset value and offering price per share.       $9.87
                                                          -----------
          Class 2:
            Net assets, at value......................... $    47,681
                                                          -----------
            Shares outstanding...........................       4,855
                                                          -----------
            Net asset value and offering price per share.       $9.82
                                                          -----------

FSI-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

Investment income:
  Dividends................................................................... $  190,748
  Interest....................................................................  1,897,468
                                                                               ----------
    Total investment income...................................................  2,088,216
                                                                               ----------
  Expenses:
  Management fees (Note 3)....................................................     94,842
  Administrative fees (Note 3)................................................     50,829
  Distribution fees - Class 2 (Note 3)........................................         29
  Transfer agent fees.........................................................        715
  Custodian fees..............................................................      2,210
  Reports to shareholders.....................................................      9,242
  Professional fees...........................................................     16,182
  Trustees' fees and expenses.................................................        237
  Other.......................................................................      7,201
                                                                               ----------
    Total  expenses...........................................................    181,487
                                                                               ----------
     Net investment income....................................................  1,906,729
                                                                               ----------
Realized and unrealized losses:
  Net realized loss from:
    Investments...............................................................   (134,710)
    Foreign currency transactions.............................................     (3,913)
                                                                               ----------
     Net realized loss........................................................   (138,623)
Net unrealized depreciation on:
    Investments...............................................................   (763,871)
    Translation of assets and liabilities denominated in foreign currencies...     (1,370)
                                                                               ----------
     Net unrealized depreciation..............................................   (765,241)
                                                                               ----------
Net realized and unrealized loss..............................................   (903,864)
                                                                               ----------
Net increase in net assets resulting from operations.......................... $1,002,865
                                                                               ----------

                                                                         FSI-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  1,906,729
    Net realized loss from investments and foreign currency transactions..................................     (138,623)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................     (765,241)
                                                                                                           -------------
     Net increase in net assets resulting from operations.................................................    1,002,865
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (1,914,278)
     Class 2..............................................................................................       (2,100)
                                                                                                           -------------
  Total distributions to shareholders.....................................................................   (1,916,378)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   33,253,748
     Class 2..............................................................................................       48,813
                                                                                                           -------------
  Total capital share transactions........................................................................   33,302,561
     Net increase in net assets...........................................................................   32,389,048
Net assets:
  Beginning of year.......................................................................................   11,436,920
                                                                                                           -------------
  End of year.............................................................................................  $43,825,968
                                                                                                           -------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $    (22,710)
                                                                                                           -------------

                                                                                                              2000
                                                                                                           -----------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   608,905
    Net realized loss from investments and foreign currency transactions..................................     (23,566)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    (115,039)

     Net increase in net assets resulting from operations.................................................     470,300
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (591,534)
     Class 2..............................................................................................          --

  Total distributions to shareholders.....................................................................    (591,534)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   6,817,088
     Class 2..............................................................................................          --

  Total capital share transactions........................................................................   6,817,088
     Net increase in net assets...........................................................................   6,695,854
Net assets:
  Beginning of year.......................................................................................   4,741,066

  End of year............................................................................................. $11,436,920

Undistributed net investment income included in net assets:
  End of year............................................................................................. $     5,729


FSI-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $5,433 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $45,443, increase unrealized gains by $31,249, and increase realized gains by $14,194. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

Effective May 15, 2001, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated as Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                          2001/a/                       2000
                                                            -------------------------------------------------------
                                                                   Shares           Amount     Shares     Amount
                                                            -------------------------------------------------------
Class 1 Shares:
Shares sold................................................ 3,561,224             $36,156,662  653,460  $6,564,577
Shares issued in reinvestment of distributions.............   194,525               1,914,279   60,237     591,534
Shares redeemed............................................  (476,418)             (4,817,193) (33,911)   (339,023)
                                                            -------------------------------------------------------
Net increase............................................... 3,279,331             $33,253,748  679,786  $6,817,088
                                                            -------------------------------------------------------
Class 2 Shares:
Shares sold................................................     4,754             $    47,845
Shares issued in reinvestment of distributions.............       215                   2,100
Shares redeemed............................................      (114)                 (1,132)
                                                            ----------------------------------
Net increase...............................................     4,855             $    48,813

                                                            ----------------------------------

/a/For the period May 15, 2001 (effective date) to December 31, 2001, for Class 2.

FSI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                            Investment manager
Templeton Investment Counsel, LLC (TIC)                       Sub-adviser
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Average Daily Net Assets
     ---------------------------------------------------------------------
            .425%        First $500 million
            .325%        Over $500 million, up to and including $1 billion
            .280%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .25% per year of the average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $162,828 which may be carried over to offset future capital gains. Such losses expire as follows.

                 Capital loss carryovers expiring in:
                   2007.............................. $ 14,176
                   2009..............................  148,652
                                                      --------
                                                      $162,828
                                                      --------

At December 31, 2001, the Fund had deferred currency losses of $639 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment loss differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

                                                                         FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, were the same for financial statement and tax purposes.

At December 31, 2001, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

         Investments at Cost.............................. $44,175,248
                                                           -----------
         Unrealized appreciation . . . . . . . . . . . . . $ 1,182,199
         Unrealized depreciation . . . . . . . . . . . . .  (2,092,375)
                                                           -----------
         Net unrealized depreciation . . . . . . . . . ... $  (910,176)
                                                           -----------

         Undistributed ordinary income.................... $    24,244
         Undistributed long-term capital gains............          --
                                                           -----------
         Distributable earnings........................... $    24,244
                                                           -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $34,884,057 and $6,780,324, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 51.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because of such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2001, the Fund held defaulted securities with a value aggregating $8,000 representing ..02% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FSI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                                                         FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Tax Designation



Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 2.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

FSI-24

                                            FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have substantial holdings in smaller companies and in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was another difficult one for stock investors, and most major equity markets suffered their second year of losses. During the reporting period, the Nasdaq Composite Index posted a -20.13% return./1 Franklin Technology Securities Fund's performance compared favorably with retail funds having similar investment strategies, as represented by the Lipper Science & Technology Funds Group Average, composed of 381 technology funds on December 31, 2001.2/ The average returned -37.55% during the one-year period./3/ Following the September 11 attacks, equity markets generally fell and hit multi-year lows later in the month. Since then, markets rebounded significantly, and Franklin Technology Securities Fund appreciated more than 50% through the end of the year. We achieved this performance primarily through maintaining our strict investment discipline and by owning stocks that we believe will weather the economic slowdown and recover quickly once the economy begins to grow again.

In our opinion, one of the major issues facing technology companies during the reporting period was that corporate information technology (IT) budgets continued to be in flux, and cost-cutting efforts dampened IT spending throughout the world. Primarily as a result, technology companies continued to lower revenue and profit expectations in the latter part of 2001 and into 2002. Despite this economic and tech-nology-spending slowdown, we believe IT capital spending may increase at a faster rate than the overall economy over time. Technology spending, although cyclical, should continue to be a significant

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.
2. The performance of retail funds differs from that of insurance funds due to product and portfolio differences.
3. Source: Lipper Inc. Please see Index Descriptions following the Fund
Summaries.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                    [CHART]

Portfolio Breakdown
Franklin Technology Securities Fund
Based on Total Net Assets
12/31/01

Electronic Technology 49.2%

Technology Services 24.2%

Health Technology 5.6%

Producer Manufacturing 4.0%

Commercial Services 3.8%

Communications 2.4%

Consumer Services 1.5%

Distribution Services 1.2%

Finance 0.9%

Short-Term Investments & Other Net Assets 7.2% component of the overall economy and a large piece of total capital spending, as new technologies continue to help corporations improve their productivity and competitive positions. Although the current operating environment is difficult for many companies, we believe leading technology companies with good management teams, propri-etary technology and healthy financial positions should be able to gain market share at the expense of their weaker competitors.

During the year under review, we focused on technology companies with what we felt had leading market positions, solid management teams, relatively strong earnings visibility and attractive valuations. At the end of the reporting period, our largest positions included Agere Systems, Lexmark International, Tektronix, PeopleSoft and Microsoft. We believe each of these companies is well-positioned for 2002 and beyond. Some of our larger investments from an industry level were semiconductors, telecommunications equipment, packaged software, computer hardware and health technology.

We also continued to be vigilant in selling stocks that reached our price targets or for which business conditions have deteriorated. A few of the names that we sold during the period included Brocade Communications, EMC Corp. and Scientific Atlanta. These stocks appeared to have more downside than upside potential as earnings visibility was poor and their stock valuations were difficult to justify in the prevailing economic environment. Although they are high-quality companies, we chose to sell our positions and reevaluate them in future quarters.

We are comfortable with the Fund's portfolio given many of our holdings' relatively attractive valuations, in our opinion. Going forward, we will continue to maintain a mix of large- and small-capitalization stocks as we believe such broad diversification has mitigated the Fund's overall volatility. We also believe that looking for the most growth potential at the lowest valuations makes sense in this environment, and we are careful to balance valuations against growth potential in all the stocks we buy.



 Top 10 Holdings
 Franklin Technology
 Securities Fund
 12/31/01

                   Company                         % of Total
                   Sector/Industry                 Net Assets
                   ------------------------------------------

                   Agere Systems Inc.                 2.2%
                   Electronic Technology

                   Tektronix Inc.                     2.2%
                   Electronic Technology

                   Jack Henry & Associates Inc.       2.2%
                   Technology Services

                   Lexmark International Inc.         2.2%
                   Electronic Technology

                   Exult Inc.                         2.0%
                   Commercial Services

                   PeopleSoft Inc.                    2.0%
                   Technology Services

                   Integrated Circuit Systems Inc.    2.0%
                   Electronic Technology

                   Concord EFS Inc.                   1.9%
                   Technology Services

                   Aviron                             1.9%
                   Health Technology

                   Nokia Corp.                        1.8%
                   Electronic Technology


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Although equity markets suffered a second consecutive year of losses in 2001, we believe that the markets now offer more reasons to be hopeful than at any other time during the past 18 months. In 2002, we are optimistic that we will begin to see a decline in the number and magnitude of negative financial reports and reduced earnings expectations. Productivity enhancements, the substitution of labor by capital equipment, and improvements in communications and manufacturing technology are all trends that we believe will continue to grow in importance due to advancements in technology. In our opinion, these factors, combined with the historical tendency that stock performance improves well before an economic trough is reached, should have positive implications for technology stocks in 2002.





 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Technology Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -29.42%  -46.50%
                 Average Annual Total Return -29.42%  -31.26%
                 Value of $10,000 Investment  $7,058   $5,350


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Technology Securities Fund - Class 1, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (28)
This graph compares the performance of Franklin Technology Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* and the Nasdaq Composite Index* from 5/1/00-12/31/01.



                              Franklin
                            Technology
                     Securities Fund -       S&P 500         NASDAQ
                               Class I         Index          Index
-------------------------------------------------------------------
      05/01/2000               $10,000       $10,000        $10,000
      05/31/2000                $9,210        $9,795         $8,825
      06/30/2000               $11,250       $10,037        $10,315
      07/31/2000               $10,980        $9,880         $9,796
      08/31/2000               $12,979       $10,494        $10,940
      09/30/2000               $12,159        $9,940         $9,555
      10/31/2000               $10,749        $9,898         $8,769
      11/30/2000                $7,619        $9,118         $6,765
      12/31/2000                $7,579        $9,163         $6,439
      01/31/2001                $8,699        $9,488         $7,228
      02/28/2001                $6,339        $8,624         $5,612
      03/31/2001                $5,289        $8,078         $4,803
      04/30/2001                $6,479        $8,705         $5,527
      05/31/2001                $6,249        $8,763         $5,512
      06/30/2001                $6,249        $8,550         $5,646
      07/31/2001                $5,710        $8,466         $5,299
      08/31/2001                $4,870        $7,937         $4,725
      09/30/2001                $3,650        $7,297         $3,947
      10/31/2001                $4,440        $7,436         $4,453
      11/30/2001                $5,200        $8,006         $5,089
      12/31/2001                $5,350        $8,077         $5,143

Total Return                   -46.50%       -19.23%        -48.57%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Technology Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FT-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights

                                                           Class 1
                                                   --------------------
                                                   Year Ended December 31,
                                                   --------------------
                                                     2001      2000/c/
                                                   ---------  ---------
     Per share operating performance
     (for a share outstanding throughout the year)
     Net asset value, beginning of year........... $    7.58  $   10.00
                                                   --------------------
     Income from investment operations:
       Net investment loss/a/.....................      (.01)      (.02)
       Net realized and unrealized losses.........     (2.22)     (2.40)
                                                   --------------------
     Total from investment operations.............     (2.23)     (2.42)
                                                   --------------------
     Net asset value, end of year................. $    5.35  $    7.58
                                                   --------------------

     Total return/b/..............................  (29.42)%   (24.20)%

     Ratios/supplemental data
     Net assets, end of year (000's).............. $   5,126  $   9,066
     Ratios to average net assets:
       Expenses...................................     1.03%       .99%/d/
       Net investment loss........................    (.17)%     (.30)%/d/
     Portfolio turnover rate......................   179.25%    106.77%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
        Total return is not annualized for periods less than one year.
/c/For the period May 1, 2000 (effective date) to December 31, 2000./ / /d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                   --------------------
                                                   Year Ended December 31,
                                                   --------------------
                                                     2001      2000/c/
                                                   ---------  ---------
     Per share operating performance
     (for a share outstanding throughout the year)
     Net asset value, beginning of year........... $    7.57  $   13.13
                                                   --------------------
     Income from investment operations:
       Net investment loss/a/.....................      (.03)      (.01)
       Net realized and unrealized losses.........     (2.21)     (5.55)
                                                   --------------------
     Total from investment operations.............     (2.24)     (5.56)
                                                   --------------------
     Net asset value, end of year................. $    5.33  $    7.57
                                                   --------------------

     Total return/b/..............................  (29.59)%   (42.35)%

     Ratios/supplemental data
     Net assets, end of year (000's).............. $   8,740  $   1,855
     Ratios to average net assets:
       Expenses...................................     1.28%      1.24%/d/
       Net investment loss........................    (.52)%     (.29)%/d/
     Portfolio turnover rate......................   179.25%    106.77%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period September 1, 2000 (effective date) to December 31, 2000. /d/Annualized

FT-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2001

                                                                       SHARES/
                                                                       WARRANTS   VALUE
------------------------------------------------------------------------------------------
Common Stocks and Warrants 92.8%
/a/Commercial Services 3.8%
Exult Inc.............................................................  17,400. $  279,270
Sungard Data Systems Inc..............................................   8,300.    240,119
                                                                                ----------
                                                                                   519,389
                                                                                ----------
Communications 2.4%
/a/Nextel Communications Inc., A......................................  12,700.    139,192
SBC Communications Inc................................................   5,100.    199,767
                                                                                ----------
                                                                                   338,959
                                                                                ----------
/a/Consumer Services 1.5%
AOL Time Warner Inc...................................................  6,400..    205,440
                                                                                ----------
/a/Distribution Services 1.2%
Andrx Group...........................................................  2,300..    161,943
                                                                                ----------
Electronic Technology 49.2%
/a/Agere Systems Inc., A..............................................  54,200.    308,398
/a/Agilent Technologies Inc...........................................   7,000.    199,570
/a/Altera Corp........................................................   8,000.    169,760
/a/Avocent Corp.......................................................   9,500.    230,375
/a/Celestica Inc. (Canada)............................................   4,200.    169,638
/a/CIENA Corp.........................................................   9,100.    130,221
/a/Cirrus Logic Inc...................................................  18,500.    244,570
/a/Cisco Systems Inc..................................................  10,000.    181,100
Compaq Computer Corp..................................................   8,600.     83,936
/a/DDI Corp...........................................................  20,000.    196,800
/a/Dell Computer Corp.................................................   4,600.    125,028
/a/DRS Technologies Inc...............................................   2,400.     85,560
/a/Extreme Networks Inc...............................................  12,700.    163,830
/a/Integrated Circuit Systems Inc.....................................  12,100.    273,339
/a/Integrated Device Technology Inc...................................   6,300.    167,517
Intel Corp............................................................   6,500.    204,425
International Business Machines Corp..................................   1,000.    120,960
/a/Jabil Circuit Inc..................................................   8,000.    181,760
/a/KLA-Tencor Corp....................................................   4,600.    227,976
/a/Lexmark International Inc..........................................   5,100.    300,900
Linear Technology Corp................................................   4,500.    175,680
/a/Logicvision Inc....................................................  13,300.    169,575
/a/McDATA Corp., A....................................................   4,600.    112,700
/a/Micrel Inc.........................................................   6,300.    165,249
/a/Micron Technology Inc..............................................   4,600.    142,600
Nokia Corp., ADR (Finland)............................................  10,400.    255,112
/a/Novellus Systems Inc...............................................   3,600.    142,020
/a/ONI Systems Corp...................................................  11,300.     70,851
/a/QLogic Corp........................................................   3,300.    146,883
/a/QUALCOMM Inc.......................................................   2,600.    131,300
/a/Semtech Corp.......................................................   4,500.    160,605
/a/Sun Microsystems Inc...............................................   9,700.    119,310
/a/Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 (Taiwan)  89,000.    222,564
/a/Tektronix Inc......................................................  11,800.    304,204
Texas Instruments Inc.................................................  5,300..    148,400
/a/ViaSat Inc.........................................................  16,200.    252,720
/a/Waters Corp........................................................   4,800.    186,000
/a/Western Digital Corp...............................................  23,500.    147,345
                                                                                ----------
                                                                                 6,818,781
                                                                                ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                 SHARES      VALUE
-------------------------------------------------------------------------------------------------------
Common Stocks and Warrants (cont.)
/a/Finance .9%
Investment Technology Group Inc................................................     3,200 $   125,024
                                                                                          -----------
/a/Health Technology 5.6%
Amgen Inc......................................................................     3,900     220,116
Aviron.........................................................................     5,300     263,569
Cubist Pharmaceuticals Inc.....................................................     4,400     158,224
Inhale Therapeutic Systems Inc.................................................     7,600     140,980
                                                                                          -----------
                                                                                              782,889
                                                                                          -----------
/a/Producer Manufacturing 4.0%
02Micro International Ltd. (Cayman Islands)....................................     8,100     194,805
Rofin-Sinar Technologies Inc...................................................    24,000     130,000
Varian Inc.....................................................................     7,100     230,324
                                                                                          -----------
                                                                                              555,129
                                                                                          -----------
Technology Services 24.2%
/a/Actuate Corp................................................................    31,500     166,005
Adobe Systems Inc..............................................................     2,000      62,100
/a/Affiliated Computer Services Inc., A........................................     2,000     212,260
/a/Aspen Technology Inc........................................................     7,300     122,640
/a/Cadence Design Systems Inc..................................................    10,300     225,776
/a/Check Point Software Technologies Ltd. (Israel).............................     4,350     173,522
/a/Concord EFS Inc.............................................................     8,100     265,518
Electronic Data Systems Corp...................................................     2,300     157,665
/a/HNC Software Inc............................................................     7,000     144,200
/a/Inforte Corp................................................................    12,054     168,394
/a/Interwoven Inc..............................................................     7,400      72,076
 Jack Henry & Associates Inc...................................................    13,800     301,392
/a/Mercury Interactive Corp....................................................     5,700     193,686
/a/Microsoft Corp..............................................................     3,800     251,826
/a/Nassda Corp.................................................................     1,000      22,490
Paychex Inc....................................................................     7,000     243,950
/a/PeopleSoft Inc..............................................................     6,800     273,360
/a/Precise Software Solutions Ltd. (Israel)....................................     6,800     140,488
/a/Quest Software Inc..........................................................     4,000      88,440
/a/Tier Technologies Inc., B...................................................     3,300      71,147
                                                                                          -----------
                                                                                            3,356,935
                                                                                          -----------
Total Common Stocks and Warrants (Cost $12,622,893)............................            12,864,489.
                                                                                          -----------
Preferred Stocks
/a,b/Technology Services
Micro Photonix Integration Corp., pfd., C (Cost $8,740)........................     1,384       2,768
                                                                                          -----------
Total Long Term Investments (Cost $12,631,633).................................            12,867,257.
                                                                                          -----------
/c/Short Term Investments 8.0%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,104,823) 1,104,823   1,104,823
                                                                                          -----------
Total Investments (Cost $13,736,456) 100.8%....................................            13,972,080.
Other Assets, less Liabilities (.8)%...........................................              (105,638)
                                                                                          -----------
Net Assets 100.0%..............................................................           $13,866,442.
                                                                                          -----------

/aNon-incomeproducing /
/bSeeNote 5 regarding restricted securities. /
/cTheFranklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc. /

FT-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $ 13,736,456
                                                          ------------
              Value......................................   13,972,080
            Receivables:
              Investment securities sold.................      103,393
              Capital shares sold........................       25,856
              Dividends..................................          451
                                                          ------------
               Total assets..............................   14,101,780
                                                          ------------
          Liabilities:
            Payables:
              Investment securities purchased............      207,809
              Capital shares redeemed....................          884
              Affiliates.................................       12,298
              Professional fees..........................       13,615
            Other liabilities............................          732
                                                          ------------
               Total liabilities.........................      235,338
                                                          ------------
                 Net assets, at value.................... $ 13,866,442
                                                          ------------
          Net assets consist of:
            Net unrealized appreciation.................. $    235,624
            Accumulated net realized loss................  (9,378,500)
            Capital shares...............................   23,009,318
                                                          ------------
                 Net assets, at value.................... $ 13,866,442
                                                          ------------
          Class 1:
            Net assets, at value.........................   $5,126,422
                                                          ------------
            Shares outstanding...........................      958,308
                                                          ------------
            Net asset value and offering price per share.        $5.35
                                                          ------------
          Class 2:
            Net assets, at value.........................   $8,740,020
                                                          ------------
            Shares outstanding...........................    1,639,857
                                                          ------------
            Net asset value and offering price per share.        $5.33
                                                          ------------

                                                                           FT-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

       Investment income:
       (Net of foreign taxes of $1,277)
         Dividends.........................................     $ 99,366
                                                            -----------
       Expenses:
         Management fees (Note 3)..........................      63,523
         Administrative fees (Note 3)......................      30,329
         Distribution fees - Class 2 (Note 3)..............      13,306
         Transfer agent fees...............................         560
         Custodian fees....................................         117
         Reports to shareholders...........................       3,037
         Registration and filing fees......................       2,667
         Professional fees.................................      24,984
         Trustees' fees and expenses.......................         109
         Other.............................................          19
                                                            -----------
           Total expenses..................................     138,651
                                                            -----------
              Net investment loss..........................     (39,285)
                                                            -----------
       Realized and unrealized gains (losses):
         Net realized loss from:
           Investments.....................................  (7,742,740)
           Foreign currency transactions...................         (15)
                                                            -----------
              Net realized loss............................  (7,742,755)
         Net unrealized appreciation on investments........   3,434,350
                                                            -----------
       Net realized and unrealized loss....................  (4,308,405)
                                                            -----------
       Net decrease in net assets resulting from operations $(4,347,690)
                                                            -----------

FT-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                  2001               2000/a/
                                                                                              ------------         -----------
Increase (decrease) in net assets:
  Operations:
    Net investment loss...................................................................... $           (39,285) $   (14,604)
    Net realized loss from investments and foreign currency transactions.....................   (7,742,755)         (1,635,460)
    Net unrealized appreciation (depreciation) on investments................................    3,434,350          (3,198,726)
                                                                                              ------------         -----------
     Net decrease in net assets resulting from operations....................................   (4,347,690)         (4,848,790)
  Capital share transactions: (Note 2)
     Class 1.................................................................................     (909,781)         13,331,364
     Class 2.................................................................................    8,202,992           2,438,347
                                                                                              ------------         -----------
  Total capital share transactions...........................................................    7,293,211          15,769,711
     Net increase in net assets..............................................................    2,945,521          10,920,921
Net assets (there is no undistributed net investment income at the beginning or end of year):
  Beginning of year..........................................................................   10,920,921                  --
                                                                                              ------------         -----------
  End of year................................................................................  $13,866,442         $10,920,921
                                                                                              ------------         -----------




/a/For the period May 1, 2000 (effective date) to December 31, 2000.

                                                                          FT-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Technology Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 62% of the Fund's shares were sold through one insurance company. The Funds investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                        Year Ended December 31,
                            -----------------------------------------------
                                      2001                   2000/a/
                            -----------------------  -----------------------
                              Shares      Amount      Shares      Amount
    Class 1 Shares:         -----------------------------------------------
    Shares sold............    980,416  $ 6,176,847  1,598,714  $17,577,102
    Shares redeemed........ (1,217,667)  (7,086,628)  (403,155)  (4,245,738)
                            -----------------------------------------------
    Net increase (decrease)   (237,251) $  (909,781) 1,195,559  $13,331,364
                            -----------------------------------------------
    Class 2 Shares:
    Shares sold............  1,758,618  $10,174,555    301,903  $ 2,955,862
    Shares redeemed........   (363,746)  (1,971,563)   (56,918)    (517,515)
                            -----------------------------------------------
    Net increase...........  1,394,872  $ 8,202,992    244,985  $ 2,438,347
                            -----------------------------------------------

/a/Forthe period May 1, 2000 (effective date) to December 31, 2000 for Class 1 and for the period September 1, 2000 (effective date) to December 31, 2000 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer Agent

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
             .55%        First $500 million
             .45%        Over $500 million, up to and including $1 billion
             .40%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)


4. INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

At December 31, 2001, the Fund has tax basis capital losses of $7,473,033 which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryover expiring in:
                    2008............................ $  133,401
                    2009............................  7,339,632
                                                     ----------
                                                     $7,473,033
                                                     ----------

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $793,206. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment loss differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2001, the cost of investment and net unrealized depreciation for income tax purposes were as follows:

                    Cost of investments........ $14,848,717
                                                -----------
                    Unrealized appreciation....   1,589,828
                    Unrealized depreciation....  (2,466,465)
                                                -----------
                    Net unrealized depreciation $  (876,637)
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $27,484,499 and $20,364,025, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At December 31, 2001, the Fund held one restricted security as follows:

                                                                      Acquisition
Shares Issuer                                                            Date      Cost  Value
-----------------------------------------------------------------------------------------------
1,384  Micro Photonix Integration Corp., pfd., C (.02% of net assets)   6/23/00   $8,740 $2,768

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Technology Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period May 1, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                                  FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

--------------------------------------------------------------------------------

The U.S. economy shifted during the 12 months ended December 31, 2001. After a period of unprecedented growth and expansion in the late 1990s, U.S. gross domestic product (GDP) slowed in early 2001 and entered negative territory in third quarter 2001. The slowing economy, which was battered further by the September 11 attacks, resulted in deteriorating corporate earnings, rising unemployment and waning consumer sentiment. In an effort to stimulate the economy and supported by a lower inflationary environment, the Federal Reserve Board (the Fed) aggressively reduced the federal funds target rate 11 times for a total of 475 basis points (4.75%) over the course of the year.

On October 31, in the economic aftermath of the terrorist attacks, the U.S. Treasury announced the cancellation of its 30-year Treasury bond program. The timing of this announcement seemed to represent an effort to help lower long-term interest rates and flatten the yield curve. Previously, the yield curve steepened considerably as short-term interest rates declined while long-term rates held steady.

As the Fed cut interest rates, mortgage rates fell but not as dramatically as the federal funds target rate. Lower mortgage rates induced homeowners to refinance and prepay their home loans at a record pace. Seeking to protect against accelerated mortgage prepayments, we invested in lower coupon bonds. Such bonds are less sensitive to prepayments and performed very well over the 12-month period. In addition, we maintained our overweighted exposure to Government National Mortgage Association (GNMA) mortgage pass-through bonds, which performed relatively better than all other sectors in 2001. During stressful economic times, investors take flight to the quality and security of these securities.

Our long-term outlook for mortgage-backed securities continues to be positive, as the combination of strong yields and moderate interest-rate risk typically helps them perform well. Like Treasuries, GNMA pass-through securities are backed by the full faith and credit of the U.S. government and carry no credit risk. However, since they are exposed to prepayment risk, their yields are higher than those of similar-maturity Treasuries. This makes them very attractive for investors looking to round out their portfolios with conservative instruments. In

                                    [CHART]

Investment Holdings
Franklin U.S. Government Fund
Based on Total Net Assets
12/31/01

Mortgaged-Backed
Securities         79.1%

Agency Notes &
Bonds              18.3%

Short-Term
Investments &
Other Net Assets    2.6%

The dollar value, number of shares or
principal value, and complete legal
titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          FUS-1

-
addition to GNMA pass-throughs, the Fund will diversify with non-mortgage securities, such as Treasury and U.S. government agency securities. We believe that our portfolio is well-positioned to take advantage of investment opportunities going forward.






 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



FUS-2

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +7.62% +40.00% +96.51% +160.08%
          Average Annual Total Return +7.62%  +6.96%  +6.99%   +7.75%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin U.S. Government Fund - Class 1, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Government Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (30)
This graph compares the performance of Franklin U.S. Government Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index*, Lipper VIP U.S. Government Funds Average* and CPI* from 1/1/92-12/31/01.


                                                       Lipper VIP
                        Franklin U.S.   Lehman             U.S.
                        Gov't Fund -   Bros Int        Government
                          Class I      Govt $TR         Funds Avg            CPI
----------------------------------------------------------------------------------
      01/01/1992          $10,000       $10,000          $10,000           $10,000
      01/31/1992           $9,858        $9,904           $9,820           $10,015
      02/29/1992           $9,945        $9,935           $9,866           $10,051
      03/31/1992           $9,873        $9,895           $9,809           $10,102
      04/30/1992           $9,952        $9,984           $9,874           $10,116
      05/31/1992          $10,173       $10,133          $10,067           $10,131
      06/30/1992          $10,330       $10,279          $10,217           $10,167
      07/31/1992          $10,543       $10,476          $10,452           $10,188
      08/31/1992          $10,665       $10,583          $10,561           $10,217
      09/30/1992          $10,787       $10,729          $10,695           $10,246
      10/31/1992          $10,607       $10,600          $10,540           $10,281
      11/30/1992          $10,632       $10,557          $10,525           $10,296
      12/31/1992          $10,828       $10,693          $10,687           $10,289
      01/31/1993          $11,057       $10,892          $10,892           $10,339
      02/28/1993          $11,254       $11,052          $11,087           $10,375
      03/31/1993          $11,311       $11,093          $11,135           $10,412
      04/30/1993          $11,377       $11,179          $11,211           $10,441
      05/31/1993          $11,410       $11,149          $11,214           $10,455
      06/30/1993          $11,616       $11,311          $11,424           $10,470
      07/31/1993          $11,693       $11,333          $11,475           $10,470
      08/31/1993          $11,864       $11,502          $11,676           $10,499
      09/30/1993          $11,864       $11,549          $11,718           $10,521
      10/31/1993          $11,923       $11,577          $11,750           $10,564
      11/30/1993          $11,769       $11,519          $11,625           $10,572
      12/31/1993          $11,880       $11,567          $11,688           $10,572
      01/31/1994          $12,033       $11,681          $11,835           $10,600
      02/28/1994          $11,794       $11,521          $11,615           $10,636
      03/31/1994          $11,375       $11,353          $11,313           $10,673
      04/30/1994          $11,263       $11,279          $11,211           $10,688
      05/31/1994          $11,280       $11,287          $11,202           $10,695
      06/30/1994          $11,209       $11,289          $11,164           $10,731
      07/31/1994          $11,488       $11,437          $11,342           $10,760
      08/31/1994          $11,479       $11,470          $11,357           $10,803
      09/30/1994          $11,245       $11,375          $11,203           $10,833
      10/31/1994          $11,193       $11,377          $11,184           $10,840
      11/30/1994          $11,193       $11,326          $11,161           $10,854
      12/31/1994          $11,338       $11,363          $11,239           $10,854
      01/31/1995          $11,590       $11,549          $11,434           $10,898
      02/28/1995          $11,906       $11,772          $11,678           $10,941
      03/31/1995          $11,969       $11,836          $11,736           $10,977
      04/30/1995          $12,150       $11,974          $11,881           $11,014
      05/31/1995          $12,682       $12,311          $12,314           $11,036
      06/30/1995          $12,750       $12,390          $12,398           $11,058
      07/31/1995          $12,712       $12,396          $12,353           $11,058
      08/31/1995          $12,876       $12,499          $12,491           $11,086
      09/30/1995          $13,011       $12,583          $12,605           $11,109
      10/31/1995          $13,185       $12,721          $12,774           $11,145
      11/30/1995          $13,359       $12,877          $12,960           $11,137
      12/31/1995          $13,544       $13,004          $13,132           $11,130
      01/31/1996          $13,631       $13,113          $13,213           $11,195
      02/29/1996          $13,399       $12,974          $12,960           $11,231
      03/31/1996          $13,302       $12,915          $12,857           $11,290
      04/30/1996          $13,216       $12,877          $12,781           $11,334
      05/31/1996          $13,158       $12,871          $12,747           $11,355
      06/30/1996          $13,347       $13,002          $12,901           $11,362
      07/31/1996          $13,378       $13,042          $12,932           $11,384
      08/31/1996          $13,356       $13,057          $12,909           $11,405
      09/30/1996          $13,617       $13,225          $13,119           $11,442
      10/31/1996          $13,908       $13,442          $13,386           $11,478
      11/30/1996          $14,117       $13,605          $13,604           $11,500
      12/31/1996          $14,034       $13,531          $13,483           $11,500
      01/31/1997          $14,097       $13,582          $13,519           $11,537
      02/28/1997          $14,128       $13,604          $13,539           $11,573
      03/31/1997          $14,054       $13,527          $13,403           $11,602
      04/30/1997          $14,262       $13,680          $13,592           $11,615
      05/31/1997          $14,398       $13,786          $13,704           $11,609
      06/30/1997          $14,558       $13,905          $13,851           $11,622
      07/31/1997          $14,878       $14,162          $14,199           $11,636
      08/31/1997          $14,778       $14,108          $14,078           $11,658
      09/30/1997          $14,976       $14,262          $14,272           $11,688
      10/31/1997          $15,153       $14,429          $14,478           $11,717
      11/30/1997          $15,197       $14,461          $14,530           $11,710
      12/31/1997          $15,340       $14,578          $14,674           $11,696
      01/31/1998          $15,505       $14,767          $14,868           $11,718
      02/28/1998          $15,527       $14,751          $14,839           $11,740
      03/31/1998          $15,582       $14,797          $14,885           $11,763
      04/30/1998          $15,659       $14,868          $14,948           $11,784
      05/31/1998          $15,791       $14,970          $15,087           $11,805
      06/30/1998          $15,887       $15,071          $15,221           $11,819
      07/31/1998          $15,935       $15,128          $15,250           $11,833
      08/31/1998          $16,160       $15,414          $15,547           $11,848
      09/30/1998          $16,457       $15,773          $15,907           $11,862
      10/31/1998          $16,362       $15,800          $15,821           $11,890
      11/30/1998          $16,420       $15,751          $15,836           $11,890
      12/31/1998          $16,480       $15,812          $15,876           $11,883
      01/31/1999          $16,587       $15,883          $15,962           $11,912
      02/28/1999          $16,384       $15,666          $15,628           $11,926
      03/31/1999          $16,468       $15,769          $15,713           $11,962
      04/30/1999          $16,527       $15,812          $15,752           $12,049
      05/31/1999          $16,373       $15,715          $15,594           $12,049
      06/30/1999          $16,267       $15,737          $15,516           $12,049
      07/31/1999          $16,142       $15,739          $15,453           $12,085
      08/31/1999          $16,116       $15,761          $15,430           $12,114
      09/30/1999          $16,361       $15,896          $15,602           $12,172
      10/31/1999          $16,412       $15,928          $15,630           $12,194
      11/30/1999          $16,399       $15,939          $15,621           $12,201
      12/31/1999          $16,325       $15,890          $15,534           $12,201
      01/31/2000          $16,241       $15,836          $15,504           $12,238
      02/29/2000          $16,407       $15,967          $15,699           $12,310
      03/31/2000          $16,657       $16,149          $15,947           $12,411
      04/30/2000          $16,617       $16,143          $15,916           $12,419
      05/31/2000          $16,645       $16,187          $15,898           $12,434
      06/30/2000          $16,964       $16,444          $16,191           $12,498
      07/31/2000          $17,075       $16,552          $16,322           $12,527
      08/31/2000          $17,351       $16,738          $16,565           $12,527
      09/30/2000          $17,476       $16,883          $16,628           $12,592
      10/31/2000          $17,628       $17,000          $16,779           $12,614
      11/30/2000          $17,919       $17,250          $17,098           $12,621
      12/31/2000          $18,252       $17,553          $17,416           $12,614
      01/31/2001          $18,475       $17,787          $17,606           $12,693
      02/28/2001          $18,628       $17,951          $17,792           $12,744
      03/31/2001          $18,740       $18,080          $17,849           $12,773
      04/30/2001          $18,699       $18,022          $17,705           $12,824
      05/31/2001          $18,796       $18,096          $17,786           $12,882
      06/30/2001          $18,869       $18,154          $17,845           $12,904
      07/31/2001          $19,228       $18,493          $18,241           $12,868
      08/31/2001          $19,407       $18,658          $18,434           $12,868
      09/30/2001          $19,690       $19,055          $18,705           $12,926
      10/31/2001          $20,019       $19,352          $19,149           $12,882
      11/30/2001          $19,781       $19,122          $18,756           $12,860
      12/31/2001          $19,651       $19,030          $18,587           $12,810

* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



                                                                          FUS-3
              Past performance does not guarantee future results.

*

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

                                                                    Class 1
                                              --------------------------------------------------
                                                            Year Ended December 31,
                                              --------------------------------------------------
                                                2001        2000      1999      1998      1997
                                              --------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $  13.16    $  11.78  $  13.89  $  13.92  $  13.47
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .80/c/      .79       .83       .99      1.00
  Net realized and unrealized gains (losses).      .17/c/      .60      (.96)      .01       .21
                                              --------------------------------------------------
Total from investment operations.............      .97        1.39      (.13)     1.00      1.21
                                              --------------------------------------------------
Less distributions from net investment income     (.97)       (.01)    (1.98)    (1.03)     (.76)
                                              --------------------------------------------------
Net asset value, end of year................. $  13.16    $  13.16  $  11.78  $  13.89  $  13.92
                                              --------------------------------------------------

Total return/b/..............................    7.62%      11.82%    (.94)%     7.44%     9.31%

Ratios/supplemental data
Net assets, end of year (000's).............. $392,453    $424,513  $515,033  $710,832  $765,084
Ratios to average net assets:................
  Expenses...................................     .53%/c/     .52%      .51%      .50%      .50%
  Net investment income......................    6.06%       6.48%     6.25%     6.22%     6.49%
Portfolio turnover rate......................   29.09%/d/    6.28%     7.90%    31.34%    16.84%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1e resulting in an increase to net investment income and a corresponding decrease to the net realized and unrealized gains (losses) in the amount of $.016, and an increase in the ratio of net investment income to average net assets by .12% for the year ended December 31, 2001.
/d/Excludes mortgage dollar roll transactions.

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

                                                           Class 2
                                                --------------------------
                                                   Year Ended December 31,
                                                --------------------------
                                                 2001       2000   1999/e/
                                                --------------------------
  Per share operating performance
  (for a share outstanding throughout the year)
  Net asset value, beginning of year........... $ 13.11    $11.78   $13.89
                                                --------------------------
  Income from investment operations:
    Net investment income/a/...................     .75/c/    .77      .77
    Net realized and unrealized gains (losses).     .18/c/    .57     (.92)
                                                --------------------------
  Total from investment operations.............     .93      1.34     (.15)
                                                --------------------------
  Less distributions from net investment income    (.96)     (.01)   (1.96)
                                                --------------------------
  Net asset value, end of year................. $ 13.08    $13.11   $11.78
                                                --------------------------

  Total return/b/..............................   7.37%    11.39%  (1.10)%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $23,356    $3,961   $1,877
  Ratios to average net assets:
    Expenses...................................    .78%      .77%     .77%/f/
    Net investment income......................   5.69%/c/  6.23%    5.95%/f/
  Portfolio turnover rate......................  29.09%/d/  6.28%    7.90%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1e resulting in an increase to net investment income and a corresponding decrease to the net realized and unrealized gains (losses) in the amount of $.016, and an increase in the ratio of net investment income to average net assets by .12% for the year ended December 31, 2001.
/d/Excludes mortgage dollar roll transactions.
/e/For the period January 6, 1999 (effective date) to December 31, 1999. /f/Annualized

                                                                          FUS-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2001


                                                                              PRINCIPAL
                                                                               AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities 79.1%
Government National Mortgage Association (GNMA) - Fixed Rate 41.5%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29....................................... $ 5,682,739 $  5,420,858
GNMA II, 5.50%, 9/20/28 - 1/20/29...........................................   2,458,260    2,323,605
GNMA I, SF, 6.00%, 11/15/23 - 12/15/31......................................  29,281,744   28,874,241
GNMA II, 6.00%, 1/20/24 - 8/20/28...........................................   6,312,076    6,188,674
GNMA I, SF, 6.50%, 5/15/23 - 1/15/30........................................  29,047,769   29,364,903
GNMA II, 6.50%, 12/20/27 - 2/20/31..........................................  15,982,889   16,013,980
GNMA I, SF, 7.00%, 3/15/22 - 5/15/31........................................  35,740,816   36,745,745
GNMA I, SF, 7.25%, 11/15/25.................................................     800,835      828,091
GNMA, PL, 7.25%, 5/15/22 - 8/15/22..........................................   2,061,292    2,168,472
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28........................................  15,017,597   15,706,135
GNMA II, 7.50%, 11/20/16 - 11/20/26.........................................   9,891,913   10,318,679
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25........................................   8,545,327    9,101,716
GNMA II, 8.00%, 7/20/16 - 8/20/26...........................................     756,504      801,200
GNMA I, SF, 8.25%, 4/15/25..................................................     289,229      309,151
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24.......................................   2,160,736    2,331,495
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21........................................   1,148,217    1,257,946
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21.......................................   1,945,146    2,171,774
GNMA II, 9.50%, 4/20/25.....................................................     204,097      226,900
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21.......................................   2,126,787    2,406,186
                                                                                         ------------
                                                                                          172,559,751
                                                                                         ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 19.2%
FNMA, 6.00%, 1/01/24 - 12/01/31.............................................  41,478,530   40,649,475
FNMA, 6.50%, 1/01/24 - 8/1/31...............................................  24,350,485   24,480,862
FNMA, 7.00%, 9/01/31........................................................   5,723,330    5,845,900
FNMA, PL, 7.00%, 3/17/35....................................................   2,479,032    2,533,890
FNMA, 7.50%, 4/01/23 - 8/01/25..............................................   2,806,569    2,924,023
FNMA, 8.00%, 7/01/16 - 2/01/25..............................................   2,938,392    3,119,429
FNMA, 8.50%, 10/01/19 - 2/01/22.............................................     140,744      152,163
                                                                                         ------------
                                                                                           79,705,742
                                                                                         ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 3.0%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 6.568%, 2/01/19......   1,618,106    1,662,321
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 6.699%, 9/01/18....   1,962,965    2,027,211
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.00, 7/01/19......   1,930,672    1,997,852
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.689%, 1/01/18....   5,751,865    5,924,645
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.31%, 3/01/20     883,601      908,183
                                                                                         ------------
                                                                                           12,520,212
                                                                                         ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 14.7%
/a/FHLMC, 6.00%, 4/01/31 - 1/01/32..........................................   9,979,005    9,782,328
FHLMC, 6.00%, 1/01/24 - 8/01/28.............................................   7,535,225    7,433,903
FHLMC, 6.50%, 6/01/08 - 9/01/31.............................................  31,807,814   32,040,338
FHLMC, 7.00%, 4/01/24.......................................................   7,869,071    8,084,476
FHLMC, 7.50%, 11/01/22 - 5/01/24............................................   2,288,290    2,387,932
FHLMC, 8.00%, 1/01/17 - 5/01/22.............................................     978,856    1,040,224
FHLMC, 8.50%, 4/01/18 - 3/01/22.............................................     398,169      428,019
FHLMC, 9.00%, 3/01/03.......................................................      51,445       52,290
                                                                                         ------------
                                                                                           61,249,510
                                                                                         ------------

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities (cont.)
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .7%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22.......................... $ 1,197,435 $  1,225,846
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19..........................   1,585,994    1,638,991
                                                                                                                ------------
                                                                                                                   2,864,837
                                                                                                                ------------
Total Mortgage-Backed Securities (Cost $320,870,386)...............................................              328,900,052
                                                                                                                ------------
Other Agency Securities 18.3%
Federal Agriculture Mortgage Corp., 7.23%, 1/17/07.................................................   5,000,000    5,009,690
FICO Strip, zero cpn., 12/06/14....................................................................  13,569,000    5,856,652
FICO Strip, zero cpn., 5/11/13.....................................................................  10,000,000    4,856,940
FICO Strip, 12, zero cpn., 6/06/14.................................................................   9,454,000    4,235,515
FICO Strip, 16, zero cpn., 10/05/10................................................................   4,745,000    2,810,312
Housing Urban Development, 96-A, 7.63%, 8/01/14....................................................   5,000,000    5,408,085
Housing Urban Development, 96-A, 7.66%, 8/01/15....................................................   5,000,000    5,397,330
Small Business Administration, 6.00%, 9/01/18......................................................   8,474,407    8,432,553
Small Business Administration, 6.45%, 12/01/15.....................................................   3,238,382    3,322,377
Small Business Administration, 6.70%, 12/01/16.....................................................   3,661,314    3,763,506
Small Business Administration, 6.85%, 7/01/17......................................................   3,855,769    3,985,620
Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly, 5.6%, 6/25/19....   1,953,008    2,026,450
Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 5.875%, 3/25/18   2,115,117    2,196,733
Student Loan Marketing Association, zero cpn., 5/15/14.............................................  15,000,000    5,473,290
Tennessee Valley Authority, zero cpn., 4/15/42.....................................................   6,000,000    2,971,320
Tennessee Valley Authority, 5.88%, 4/01/36.........................................................  10,000,000   10,402,674
                                                                                                                ------------
Total Other Agency Securities (Cost $73,215,443)...................................................               76,149,047
                                                                                                                ------------
Total Long Term Investments (Cost $394,085,829)....................................................              405,049,099
                                                                                                                ------------
/b/Repurchase Agreement 4.3%
Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $18,010,487) (Cost $18,008,865).......  18,008,865   18,008,865
  ABN AMRO Inc.
  BMO Nesbitt Burns Corp.
  BNP Paribas Securities Corp.
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Wasserstein Securities, LLC
  Goldman, Sachs & Co.
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co., Inc.
  UBS Warburg, LLC
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                ------------
Total Investments (Cost $412,094,694) 101.7%.......................................................              423,057,964
Other Assets, less Liabilities (1.7%)..............................................................               (7,248,692)
                                                                                                                ------------
Net Assets 100.0%..................................................................................             $415,809,272
                                                                                                                ------------

/a/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 2001, all repurchase agreements had been entered into on that date.

                                                                          FUS-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $412,094,694
                                                         ------------
             Value......................................  423,057,964
           Receivables:
             Investment securities sold.................       78,666
             Capital shares sold........................      113,307
             Interest...................................    2,808,014
                                                         ------------
              Total assets..............................  426,057,951
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    9,741,795
             Capital shares redeemed....................      282,460
             Affiliates.................................      189,643
           Other liabilities............................       34,781
                                                         ------------
              Total liabilities.........................   10,248,679
                                                         ------------
                Net assets, at value.................... $415,809,272
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 26,340,500
           Net unrealized appreciation..................   10,963,270
           Accumulated net realized loss................  (14,135,844)
           Capital shares...............................  392,641,346
                                                         ------------
                Net assets, at value.................... $415,809,272
                                                         ------------
         Class 1:
           Net assets, at value......................... $392,453,330
                                                         ------------
           Shares outstanding...........................   29,818,042
                                                         ------------
           Net asset value and offering price per share.       $13.16
                                                         ------------
         Class 2:
           Net assets, at value......................... $ 23,355,942
                                                         ------------
           Shares outstanding...........................    1,785,431
                                                         ------------
           Net asset value and offering price per share.       $13.08
                                                         ------------

FUS-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

        Investment income:
          Interest.......................................... $27,839,278
                                                             -----------
        Expenses:
          Management fees (Note 3)..........................   2,151,631
          Distribution fees - Class 2 (Note 3)..............      31,437
          Transfer agent fees...............................      16,965
          Custodian fees....................................       4,252
          Reports to shareholders...........................      43,508
          Professional fees.................................      15,631
          Trustees' fees and expenses.......................       4,183
          Other.............................................      10,759
                                                             -----------
            Total expenses..................................   2,278,366
                                                             -----------
               Net investment income........................  25,560,912
                                                             -----------
        Realized and unrealized gains:
          Net realized gain from investments................   1,863,562
          Net unrealized appreciation on investments........   3,462,516
                                                             -----------
        Net realized and unrealized gain....................   5,326,078
                                                             -----------
        Net increase in net assets resulting from operations $30,886,990
                                                             -----------

                                                                          FUS-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                  2001          2000
                                                              ---------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................... $ 25,560,912  $  29,626,829
    Net realized gain (loss) from investments................    1,863,562     (4,282,526)
    Net unrealized appreciation on investments...............    3,462,516     24,216,491
                                                              ---------------------------
     Net increase in net assets resulting from operations....   30,886,990     49,560,794
  Distributions to shareholders from net investment income:
     Class 1.................................................  (28,682,700)      (430,710)
     Class 2.................................................     (994,935)        (1,808)
                                                              ---------------------------
  Total distributions to shareholders........................  (29,677,635)      (432,518)
  Capital share transactions: (Note 2)
     Class 1.................................................  (33,635,462)  (139,382,207)
     Class 2.................................................   19,761,020      1,817,984
                                                              ---------------------------
  Total capital share transactions...........................  (13,874,442)  (137,564,223)
     Net decrease in net assets..............................  (12,665,087)   (88,435,947)
Net assets:
  Beginning of year..........................................  428,474,359    516,910,306
                                                              ---------------------------
  End of year................................................ $415,809,272  $ 428,474,359
                                                              ---------------------------
Undistributed net investment income included in net assets:
  End of year................................................ $ 26,340,500  $  29,623,377
                                                              ---------------------------

FUS-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as a open-end investment company, consisting of twenty-seven series (the Funds). Franklin U.S. Government Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 98% of the Fund's shares were sold through one insurance company. The Funds investment objective is current income.

The following summaries the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $8,620 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

                                                                         FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U. S. GOVERNMENT FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Audit Guide (cont.)

The effect of this change for the year ended December 31, 2001 was to increase investment income by $510,019, increase unrealized gains by $2,505, and decrease realized gains by $512,524. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                 Year Ended December 31,
                                                  -----------------------------------------------------
                                                             2001                       2000
                                                  -----------------------------------------------------
                                                    Shares       Amount        Shares        Amount
Class 1 Shares:                                   -----------------------------------------------------
  Shares sold....................................  3,465,164  $  45,802,899    2,079,130  $  25,340,997
  Shares issued in reinvestment of distributions.  2,260,260     28,682,700       35,952        430,710
  Shares redeemed................................ (8,169,867)  (108,121,061) (13,560,145)  (165,153,914)
                                                  -----------------------------------------------------
  Net decrease................................... (2,444,443) $ (33,635,462) (11,445,063) $(139,382,207)
                                                  -----------------------------------------------------
Class 2 Shares:
  Shares sold....................................  6,896,233  $  90,405,523      412,682  $   5,244,278
  Shares issued in reinvestment of distributions.     78,838        994,935          151          1,808
  Shares redeemed................................ (5,491,777)   (71,639,438)    (270,089)    (3,428,102)
                                                  -----------------------------------------------------
  Net increase...................................  1,483,294  $  19,761,020      142,744  $   1,817,984
                                                  -----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%....... First $100 million
           .50%........ over $100 million, up to and including $250 million
           .45%........ over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under and agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                  2002............................. $ 7,388,670
                  2003.............................     826,481
                  2005.............................     169,754
                  2008.............................   5,752,213
                                                    -----------
                                                    $14,137,118
                                                    -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

              Cost of investments.................. $412,105,819
              Unrealized appreciation.............. $ 13,403,012
              Unrealized depreciation..............   (2,450,867)
                                                    ------------
              Net unrealized appreciation.......... $ 10,952,145
                                                    ------------

              Undistributed ordinary income........ $ 26,478,388
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $ 26,478,388
                                                    ------------

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $119,094,892 and $158,719,929, respectively.

                                                                         FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U. S. GOVERNMENT FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Government Fund (the "Fund"), (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust), at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FUS-14

                                                 FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund (effective 5/1/02, Franklin Small Cap Value Securities Fund) seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of companies, including small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.

--------------------------------------------------------------------------------

During the first half of the year under review, value stocks performed well, especially after the technology stock meltdown prompted nervous investors to turn attention to "old economy" stocks. In the second half of the reporting period, growth stocks began to regain a degree of investor interest. The terrorist attacks of September 11 raised fears and uncertainty about the struggling economy, financial markets and undefined war, leading many investors to the perceived safety of U.S. Treasury bonds and money market instruments. Toward the end of the reporting period, economic experts declared that the previously booming U.S. economy was in a mild recession as business and consumer activity cooled and unemployment reached 5.8%, the highest rate in more than six years./1 The weak economic news prompted the Federal Reserve Board to reduce the federal funds target rate an unprecedented 11 times throughout 2001, causing it to fall from 6.5% at the beginning of the year to a 40-year low of 1.75% by December 31. /

Despite heightened market volatility, we are pleased to report that Franklin Value Securities Fund performed relatively well for the year ended December 31, 2001, as shown in the Performance Summary following this report. The Fund's benchmark, the Russell 2000 Value Index, returned 14.02% during the same time. In comparison, the broad Standard & Poor's 500 Composite Index (S&P 500) declined 11.88%, and the tech-heavy Nasdaq Composite Index (Nasdaq) fell 20.13%./2 /

Franklin Value Securities Fund seeks to profit by buying stocks the managers believe are undervalued. These potential bargains present themselves in various forms. Many sell at a low price relative to earnings, cash flow or book value, while others may have understated assets such as land or intangibles, patents, distribution networks or

1. Source: U.S. Bureau of Labor Statistics (www.bls.gov), 1/4/02.
2. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Portfolio Breakdown
Franklin Value Securities Fund
Based on Total Net Assets
12/31/01

Producer Manufacturing
   15.9%
Transportation
   10.0%
Consumer Non-Durables
   9.5%
Finance
   9.3%
Energy Minerals
   6.9%
Industrial Services
   6.7%
Consumer Durables
   6.2%
Retail Trade
   5.8%
Electronic Technology
   4.9%
Non-Energy Minerals
   2.9%
Process Industries
   2.2%
Utilities
   2.1%
Closed End Mutual Funds
   1.9%
Consumer Services
   1.4%
Health Technology
   0.9%
Technology Services
   0.8%
Short-Term Investments & Other Net Assets
   12.6%
significant tax loss carry forwards. We also search for fallen angels -- former growth companies suffering short-term setbacks and sharp share price declines, but which we believe still retain significant long-term potential. Value securities have one characteristic in common -- they are generally considered out-of-favor with Wall Street. In some instances a company's recent earnings results may have missed analysts' estimates; sometimes they are just too small to reach the analysts' radar. If we think that such a company's balance sheet is strong and their management both capable and shareholder friendly, we are willing to wait for these potential bargains to prosper.

We purchased 37 new companies for the Fund's portfolio during the period, all with what we believed were strong financial profiles, quality management and bargain share prices. We found several interesting opportunities in the energy minerals sector during 2001's third quarter. For example, portfolio holding Arch Coal is the nation's second-largest coal company and a major producer of the low-sulfur coal that is typically sold to electric utilities. Trading recently at less than 2.1 times book value and 10 times 2002 earnings estimates, we believe Arch Coal represented the type of value we consistently seek. Given the ongoing domestic power crisis and the country's growing desire to limit its dependence on foreign oil, we believe Arch Coal could perform well over the long term.

We added to a number of existing portfolio holdings at bargain prices, including Tommy Hilfiger, the popular apparel company that creates and markets sportswear through its subsidiaries and retail stores worldwide. Recently selling at around 7 times 2002 earnings estimates and below book value, Tommy remains extremely attractive according to our analysis. We also added to our position in Presidential Life during 2001. Presidential sells whole and universal life insurance and annuities across the country. With its stock price rising 37.6% in 2001, Presidential was one of the top contributors to the Fund's overall performance.

Strategic buyers were also busy seeking good values during the year under review. Consequently, six of the Fund's holdings announced that they would be acquired in corporate takeovers, all at premiums to the prior day's closing price.

On the other hand, some of our portfolio holdings disappointed, namely oil drilling and oil services stocks. As oil prices fell to around $20 per barrel by year-end from their 2001 high of about $32, petroleum-related issues generally declined in value and detracted from


Top 10 Holdings
Franklin Value Securities Fund
12/31/01

                      Company                  % of Total
                      Sector/Industry          Net Assets
                      -----------------------------------

                      Avocent Corp.               2.9%
                      Electronic Technology

                      Reliance Steel &
                      Aluminum Co.                2.8%
                      Non-Energy Minerals

                      Tommy Hilfiger Corp.        2.8%
                      Consumer Non-Durables

                      Presidential Life Corp.     2.7%
                      Finance

                      Arch Coal Inc.              2.5%
                      Energy Minerals

                      Teekay Shipping Corp.
                      (Bahamas)                   2.5%
                      Transportation

                      Timberland Co., A           2.1%
                      Consumer Non-Durables

                      York International Corp.    2.1%
                      Producer Manufacturing

                      Russ Berrie & Co. Inc.      2.1%
                      Consumer Durables

                      Massey Energy Co.           2.0%
                      Energy Minerals



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

the Fund's overall returns. However, we remain convinced that as the economy recovers energy stocks will once again regain investors' favor.

We are confident that with ongoing market volatility investors will continue returning to stocks with rational valuations as they use common sense investing. Your Fund's managers remain steadfast and committed to their value investment strategy. We believe Franklin Value Securities Fund will continue to provide shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Value Securities Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     +14.21% +45.38%  +13.25%
             Average Annual Total Return +14.21% +13.28%   +3.45%
             Value of $10,000 Investment $11,421 $14,538  $11,325

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Value Securities Fund - Class 1 and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (32)
This graph compares the performance of Franklin Value Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index* from 5/1/98-12/31/01.


                            Franklin Value           Russell
                           Securities Fund -      2000 Value
                               Class I                 Index
------------------------------------------------------------
    05/01/1998                 $10,000               $10,000
    05/31/1998                  $9,760                $9,646
    06/30/1998                  $9,140                $9,592
    07/31/1998                  $8,240                $8,841
    08/31/1998                  $6,970                $7,456
    09/30/1998                  $7,240                $7,878
    10/31/1998                  $7,670                $8,112
    11/30/1998                  $7,690                $8,332
    12/31/1998                  $7,790                $8,593
    01/31/1999                  $7,650                $8,398
    02/28/1999                  $7,009                $7,824
    03/31/1999                  $7,150                $7,760
    04/30/1999                  $7,900                $8,469
    05/31/1999                  $8,149                $8,729
    06/30/1999                  $8,639                $9,045
    07/31/1999                  $8,419                $8,830
    08/31/1999                  $8,118                $8,507
    09/30/1999                  $7,567                $8,337
    10/31/1999                  $7,577                $8,170
    11/30/1999                  $7,647                $8,213
    12/31/1999                  $7,918                $8,465
    01/31/2000                  $7,206                $8,244
    02/29/2000                  $7,347                $8,748
    03/31/2000                  $8,178                $8,789
    04/30/2000                  $8,357                $8,841
    05/31/2000                  $8,618                $8,705
    06/30/2000                  $8,377                $8,960
    07/31/2000                  $8,477                $9,258
    08/31/2000                  $9,131                $9,672
    09/30/2000                  $9,121                $9,617
    10/31/2000                  $9,311                $9,582
    11/30/2000                  $9,030                $9,387
    12/31/2000                  $9,915               $10,395
    01/31/2001                 $10,418               $10,682
    02/28/2001                 $10,578               $10,667
    03/31/2001                 $10,478               $10,496
    04/30/2001                 $11,141               $10,982
    05/31/2001                 $11,483               $11,264
    06/30/2001                 $11,169               $11,717
    07/31/2001                 $10,983               $11,455
    08/31/2001                 $10,870               $11,415
    09/30/2001                  $9,270               $10,154
    10/31/2001                 $10,003               $10,419
    11/30/2001                 $10,560               $11,169
    12/31/2001                 $11,325               $11,852

Total Return                    13.25%                18.52%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Value Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FV-4
              Past performance does not guarantee future results.

                     FRANKLIN VALUE SECURITIES FUND (Fund)

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

Effective May 1, 2002, the Fund's name will be changed to Franklin Small Cap Value Securities Fund, and the Fund's principal investment policy will be restated to one of normally investing at least 80% of net assets in investments of small capitalization companies. The paragraph below explains these changes, and replaces the first sentence of the MAIN INVESTMENTS section and the callout box on page FV-1 of the current prospectus. These changes have been approved by the Board of Trustees.

The Fund invests primarily in small capitalization companies that the manager believes are undervalued.
           MAIN INVESTMENTS The Fund will normally invest at least 80% of its net assets in investments of small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund will invest in equity securities of companies that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company).

               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights


                                                              Class 1
                                              ------------------------------------
                                                      Year Ended December 31,
                                              ------------------------------------
                                               2001     2000     1999     1998/c/
                                              ------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $  9.86  $  7.90  $  7.79  $   10.00
                                              ------------------------------------
Income from investment operations:
  Net investment income/a/...................     .11      .10      .05        .02
  Net realized and unrealized gains (losses).    1.29     1.89      .08      (2.23)
                                              ------------------------------------
Total from investment operations.............    1.40     1.99      .13      (2.21)
                                              ------------------------------------
Less distributions from:
  Net investment income......................    (.05)    (.03)    (.02)        --
  Net realized gains.........................    (.24)      --       --         --
                                              ------------------------------------
Total distributions..........................    (.29)    (.03)    (.02)        --
                                              ------------------------------------
Net asset value, end of year................. $ 10.97  $  9.86  $  7.90  $    7.79
                                              ------------------------------------

Total return/b/..............................  14.21%   25.23%    1.65%   (22.10)%

Ratios/supplemental data
Net assets, end of year (000's).............. $32,604  $19,455  $11,320  $   9,013
Ratios to average net assets:
  Expenses...................................    .77%     .84%     .81%       .83%/d/
  Net investment income......................   1.07%    1.13%     .65%       .95%/d/
Portfolio turnover rate......................  40.54%   42.47%   61.23%     22.79%


/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 1, 1998 (effective date) to December 31, 1998.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights (continued)


                                                           Class 2
                                                 -------------------------
                                                   Year Ended December 31,
                                                 -------------------------
                                                  2001     2000    1999/c/
                                                 -------------------------
   Per share operating performance
   (for a share outstanding throughout the year)
   Net asset value, beginning of year........... $  9.81  $  7.88  $  7.97
                                                 -------------------------
   Income from investment operations:
     Net investment income/a/...................     .08      .08      .05
     Net realized and unrealized gains (losses).    1.28     1.88     (.12)
                                                 -------------------------
   Total from investment operations.............    1.36     1.96     (.07)
                                                 -------------------------
   Less distributions from:
     Net investment income......................    (.04)    (.03)    (.02)
     Net realized gains.........................    (.24)      --       --
                                                 -------------------------
   Total distributions..........................    (.28)    (.03)    (.02)
                                                 -------------------------
   Net asset value, end of year................. $ 10.89  $  9.81  $  7.88
                                                 -------------------------

   Total return/b/..............................  13.79%   25.02%   (.90)%

   Ratios/supplemental data.....................
   Net assets, end of year (000's).............. $34,282  $ 7,209  $ 1,263
   Ratios to average net assets:
     Expenses...................................   1.02%    1.09%    1.06%/d/
     Net investment income......................    .81%     .90%     .62%/d/
   Portfolio turnover rate......................  40.54%   42.47%   61.23%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, December 31, 2001


                                                       SHARES    VALUE
       ------------------------------------------------------------------
       Closed End Mutual Funds 1.9%
       High Income Opportunity Fund...................  71,500 $  529,100
       High Yield Income Fund Inc.....................  34,200    199,728
       Managed High Income Portfolio Inc..............  73,000    519,760
                                                               ----------
       Total Closed End Mutual Funds (Cost $1,492,131)          1,248,588
                                                               ----------
       Common Stocks 85.5%
       Consumer Durables 6.2%
       Briggs & Stratton Corp.........................  22,000    939,400
       D.R. Horton Inc................................  19,000    616,740
       La-Z-Boy Inc...................................  44,000    960,080
       M/I Schottenstein Homes Inc....................   5,000    248,850
       Russ Berrie & Co. Inc..........................  45,900  1,377,000
                                                               ----------
                                                                4,142,070
                                                               ----------
       Consumer Non-Durables 9.5%
       Brown Shoe Co. Inc.............................  41,000    665,840
       DIMON Inc......................................  54,000    388,800
       Lancaster Colony Corp..........................  22,000    781,220
       Standard Commercial Corp.......................  48,500    800,250
       /a/Timberland Co., A...........................  38,500  1,427,580
       /a/Tommy Hilfiger Corp......................... 134,000  1,842,500
       /a/Tropical Sportswear International Corp......  16,500    309,375
       Wolverine World Wide Inc.......................  13,000    195,650
                                                               ----------
                                                                6,411,215
                                                               ----------
       /a/Consumer Services 1.4%
       Aztar Corp.....................................  52,000    951,600
                                                               ----------
       Electronic Technology 4.9%
       /a/Avocent Corp................................  81,000  1,964,250
       Cohu Inc.......................................  32,400    639,900
       Diebold Inc....................................  15,500    626,820
       /a/ESCO Technologies Inc.......................     600     20,694
       /a/SPACEHAB Inc................................  13,500     10,395
                                                               ----------
                                                                3,262,059
                                                               ----------
       Energy Minerals 6.9%
       Arch Coal Inc..................................  73,000  1,657,100
       Consol Energy Inc..............................  38,000    943,920
       Massey Energy Co...............................  64,500  1,337,085
       /a/Nuevo Energy Co.............................  14,000    210,000
       Peabody Energy Corp............................  17,500    493,325
                                                               ----------
                                                                4,641,430
                                                               ----------
       Finance 9.3%
       American National Insurance Co.................   9,500    798,950
       Harleysville Group Inc.........................  23,000    549,470
       IPC Holdings Ltd. (Bermuda)....................  30,600    905,760
       Penn-America Group Inc.........................  28,000    295,400
       Presidential Life Corp.........................  89,000  1,829,840
       Reinsurance Group of America Inc...............  15,000    499,200
       RLI Corp.......................................  23,000  1,035,000
       StanCorp Financial Group Inc...................   6,000    283,500
                                                               ----------
                                                                6,197,120
                                                               ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                  SHARES    VALUE
           ---------------------------------------------------------
           Health Technology .9%
           West Pharmaceutical Services Inc...... 22,200 $   590,520
                                                         -----------
           Industrial Services 6.7%
           /a/Atwood Oceanics Inc................ 24,000     836,400
           ENSCO International Inc............... 27,500     683,375
           GlobalSantaFe Corp.................... 17,500     499,100
           /a/Oil States International Inc....... 60,000     546,000
           /a/Rowan Cos. Inc..................... 52,800   1,022,736
           Tidewater Inc......................... 12,500     423,750
           Transocean Sedco Forex Inc............ 13,000     439,660
                                                         -----------
                                                           4,451,021
                                                         -----------
           Non-Energy Minerals 2.9%
           Commonwealth Industries Inc........... 10,000      47,000
           Reliance Steel & Aluminum Co.......... 70,900   1,861,125
                                                         -----------
                                                           1,908,125
                                                         -----------
           Process Industries 2.2%
           AptarGroup Inc........................ 28,000     980,840
           Myers Industries Inc.................. 36,780     502,047
                                                         -----------
                                                           1,482,887
                                                         -----------
           Producer Manufacturing 15.9%
           Agco Corp............................. 20,700     326,646
           /a/Cable Design Technologies Corp..... 47,000     642,960
           Carlisle Cos. Inc..................... 14,000     517,720
           CIRCOR International Inc.............. 22,000     405,900
           Graco Inc............................. 34,000   1,327,700
           JLG Industries Inc.................... 70,000     745,500
           /a/Lone Star Technologies Inc......... 50,000     880,000
           /a/Mueller Industries Inc............. 22,000     731,500
           Stewart & Stevenson Services Inc...... 37,000     695,970
           Superior Industries International Inc. 21,000     845,250
           Teleflex Inc..........................  8,000     378,480
           Timken Co............................. 47,200     763,696
           /a/Tower Automotive Inc............... 83,000     749,490
           Watts Industries Inc., A.............. 16,000     240,000
           York International Corp............... 37,000   1,410,810
                                                         -----------
                                                          10,661,622
                                                         -----------
           Retail Trade 5.8%
           /a/American Eagle Outfitters Inc...... 23,000     601,910
           Dillards Inc., A...................... 46,300     740,800
           Fresh Brands Inc...................... 18,000     370,980
           /a/Linens 'n Things Inc............... 46,000   1,173,000
           /a/The Men's Wearhouse Inc............ 41,000     846,650
           Pier 1 Imports Inc.................... 10,000     173,400
                                                         -----------
                                                           3,906,740
                                                         -----------
           Technology Services .8%
           Reynolds & Reynolds Co., A............ 21,500     521,375
                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                 SHARES      VALUE
------------------------------------------------------------------------------------------------------
Transportation 10.0%
Airborne Inc...................................................................     5,500 $    81,565
/a/Atlantic Coast Airlines Holdings Inc........................................    24,500     570,605
Delta Air Lines Inc............................................................    15,800     462,308
/a/Midwest Express Holdings Inc................................................    77,500   1,131,500
/a/OMI Corp....................................................................   221,500     881,570
Overseas Shipholding Group Inc.................................................    50,000   1,125,000
Stolt Nielsen SA, ADR (Norway).................................................    50,000     779,500
Teekay Shipping Corp. (Bahamas)................................................    47,300   1,648,405
                                                                                          -----------
                                                                                            6,680,453
                                                                                          -----------
Utilities 2.1%
Northeast Utilities............................................................    21,500     379,045
Sierra Pacific Resources.......................................................    70,000   1,053,500
                                                                                          -----------
                                                                                            1,432,545
                                                                                          -----------
Total Common Stocks (Cost $51,758,922).........................................            57,240,782
                                                                                          -----------
Total Long Term Investments (Cost $53,251,053).................................            58,489,370
                                                                                          -----------
/bShort Term Investments 12.9%/
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $8,609,561) 8,609,561   8,609,561
                                                                                          -----------
Total Investments (Cost $61,860,614) 100.3%....................................            67,098,931
Other Assets, less Liabilities (.3)%...........................................              (213,080)
                                                                                          -----------
Net Assets 100.0%..............................................................           $66,885,851
                                                                                          -----------



/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $ 61,860,614
                                                          ------------
              Value......................................   67,098,931
            Receivables:
              Investment securities sold.................       75,087
              Capital shares sold........................      131,289
              Dividends..................................       40,712
                                                          ------------
               Total assets..............................   67,346,019
                                                          ------------
          Liabilities:
            Payables:
              Investment securities purchased............      379,550
              Capital shares redeemed....................       16,168
              Affiliates.................................       50,502
            Other liabilities............................       13,948
                                                          ------------
               Total liabilities.........................      460,168
                                                          ------------
                 Net assets, at value.................... $ 66,885,851
                                                          ------------
          Net assets consist of:
            Undistributed net investment income.......... $    457,436
            Net unrealized appreciation..................    5,238,317
            Accumulated net realized gain................    2,902,186
            Capital shares...............................   58,287,912
                                                          ------------
                 Net assets, at value.................... $ 66,885,851
                                                          ------------
          Class 1:
            Net assets, at value......................... $ 32,603,594
                                                          ------------
            Shares outstanding...........................    2,971,440
                                                          ------------
            Net asset value and offering price per share.       $10.97
                                                          ------------
          Class 2:
            Net assets, at value.........................  $34,282,257
                                                          ------------
            Shares outstanding...........................    3,147,061
                                                          ------------
            Net asset value and offering price per share.       $10.89
                                                          ------------

                                                                          FV-11
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

        Investment income:
          (net of foreign taxes of $340)
          Dividends......................................... $  867,204
                                                             ----------
        Expenses:
          Management fees (Note 3)..........................    267,188
          Administrative fees (Note3).......................     70,585
          Distribution fees - Class 2 (Note 3)..............     46,082
          Transfer agent fees...............................      1,593
          Custodian fees....................................        431
          Reports to shareholders...........................      7,506
          Professional fees.................................     15,467
          Trustees' fees and expenses.......................        424
          Other.............................................        144
                                                             ----------
            Total expenses..................................    409,420
                                                             ----------
               Net investment income........................    457,784
                                                             ----------
        Realized and unrealized gains (losses):
          Net realized gain (loss) from:
            Investments.....................................  3,231,307
            Foreign currency transactions...................        (17)
                                                             ----------
             Net realized gain..............................  3,231,290
          Net unrealized appreciation on investments........  1,845,897
                                                             ----------
        Net realized and unrealized gain....................  5,077,187
                                                             ----------
        Net increase in net assets resulting from operations $5,534,971
                                                             ----------

FV-12
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                2001         2000
                                                                            -------------------------
Increase in net assets:
  Operations:
    Net investment income.................................................. $    457,784  $   204,583
    Net realized gain from investments and foreign currency transactions...    3,231,290    1,359,831
    Net unrealized appreciation on investments.............................    1,845,897    3,398,185
                                                                            -------------------------
     Net increase in net assets resulting from operations..................    5,534,971    4,962,599
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................     (138,408)     (58,683)
     Class 2...............................................................      (66,481)      (9,308)
    Net realized gains:
     Class 1...............................................................     (696,403)          --
     Class 2...............................................................     (384,593)          --
                                                                            -------------------------
  Total distributions to shareholders......................................   (1,285,885)     (67,991)
  Capital share transactions: (Note 2)
     Class 1...............................................................   11,101,212    4,369,602
     Class 2...............................................................   24,871,679    4,816,302
                                                                            -------------------------
  Total capital share transactions.........................................   35,972,891    9,185,904
     Net increase in net assets............................................   40,221,977   14,080,512
Net assets:
  Beginning of year........................................................   26,663,874   12,583,362
                                                                            -------------------------
  End of year..............................................................  $66,885,851  $26,663,874
                                                                            -------------------------
Undistributed net investment income included in net assets:
  End of year.............................................................. $    457,436  $   204,558
                                                                            -------------------------

                                                                          FV-13
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust), is registered under the Investment Company Act of 1940 as an open end investment company, consisting of twenty-seven series (the Funds). Franklin Value Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               --------------------------------------------------
                                                 Shares       Amount       Shares       Amount
Class 1 Shares:                                ----------  ------------  ----------  ------------
Shares sold...................................  2,603,644  $ 27,580,868   1,760,323  $ 14,437,717
Shares issued in reinvestment of distributions     77,083       834,811       7,200        58,683
Shares redeemed............................... (1,682,135)  (17,314,467) (1,227,446)  (10,126,798)
                                               --------------------------------------------------
Net increase..................................    998,592  $ 11,101,212     540,077  $  4,369,602
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................  2,766,851  $ 28,619,896     911,656  $  7,836,170
Shares issued in reinvestment of distributions     41,921       451,074       1,146         9,308
Shares redeemed...............................   (396,376)   (4,199,291)   (338,447)   (3,029,176)
                                               --------------------------------------------------
Net increase..................................  2,412,396  $ 24,871,679     574,355  $  4,816,302
                                               --------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisory Services, LLC (Advisory Services)           Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .60%         First $200 million
           .50%         Over $200 million, up to and including $1.3 billion
           .40%         Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                                                 --------
                       Distributions paid from:
                       Class 1
                         Ordinary income........ $425,112
                         Long-term capital gain.  409,700
                                                 --------
                                                 $834,812
                                                 --------
                       Class 2
                         Ordinary income........ $224,814
                         Long-term capital gain.  226,259
                                                 --------
                                                 $451,073
                                                 --------

At December 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $62,010,589 was as follows:

               Unrealized appreciation.............. $ 9,058,816
               Unrealized depreciation..............  (3,970,474)
                                                     -----------
               Net unrealized appreciation.......... $ 5,088,342
                                                     -----------

               Undistributed ordinary income........ $ 1,791,636
               Undistributed long-term capital gains   1,717,961
                                                     -----------
               Distributable earnings............... $ 3,509,597
                                                     -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $45,728,377 and $17,337,549, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Value Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates $1,718,213 as capital gain dividends for the fiscal year ended December 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 89.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                     FRANKLIN ZERO COUPON FUNDS - 2005 AND 2010
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.

--------------------------------------------------------------------------------

The U.S. economy shifted dramatically over the course of 2001. After a period of unprecedented growth and expansion during the latter half of the 1990s, U.S. gross domestic product (GDP) slowed in 2001 and became negative in the third quarter. The slowing economy, which was battered further by the September 11 attacks and ensuing military actions, contributed to lower corporate earnings, higher unemployment and waning consumer sentiment. The lower growth environment prompted the Federal Reserve Board (the Fed) to aggressively cut short-term interest rates 11 times, reducing the federal funds target rate from 6.50% to 1.75% during the year. Bond prices generally rose during the 12 months under review as interest rates fell and many investors moved away from stocks for the perceived safety of fixed income securities.

The yield curve changed shape dramatically during the reporting period as falling short-term interest rates created a much steeper curve environment than at the beginning of 2001. The change, which originated almost entirely from the short end of the curve, was primarily the result of Fed rate cuts. A variety of other factors contributed to the steeper yield curve. One major factor was the flight-to-quality impact of foreign investors seeking U.S. dollar securities during times of global economic uncertainty. Weak returns in the domestic stock market also prompted some investors to move money from stocks to the relative safety of fixed income securities.

During 2001's fourth quarter, the U.S. Treasury announced the cancellation of its 30-year Treasury bond program in the midst of the terrorist attacks' chaotic economic aftermath. The timing of this announcement seemed to represent a coordinated effort with other monetary officials to help push long-term interest rates lower, since they had held steady during most of the year as shorter-term interest rates declined. Long-term interest rates fell 40 basis points, or 0.40%, in the two days following the announcement. However, the Treasury's manipulation failed to have a lasting impact. Within two weeks, long-term interest rates were back up to their pre-announcement levels.

Due to the aforementioned conditions, the steeper yield curve led to stronger performance for shorter-dated issues compared with intermediate- and longer-dated instruments. The Zero Coupon Funds' performance, once again, followed the markets' yield movements. Of the two, Franklin Zero Coupon Fund 2005 performed better with the steeper yield curve and the Fund's shorter-maturity portfolio.

Franklin Zero Coupon Funds invest primarily in securities issued by U.S. government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. These are generally very high credit quality instruments that have historically offered a higher yield advantage than Treasuries.

Typically, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio and vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

The bond market has done very well over the past year in the face of declining interest rates. Looking ahead, we anticipate the economy may experience a period of low inflation that should allow the Fed to continue to maintain a steep yield curve, despite the 43-year low in interest rates at period-end. Zero coupon bonds and the Franklin Zero Coupon Funds, while subject to price fluctuation as a result of changes in interest rates, can offer investors relatively certain returns if held to maturity. For each Fund, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the Fund will mirror the features of a zero coupon bond.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Zero Coupon Fund 2005 - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (3/14/89)
         -------------------------------------------------------------
         Cumulative Total Return     +8.93% +44.64% +135.29% +230.92%
         Average Annual Total Return +8.93%  +7.66%   +8.93%   +9.80%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Zero Coupon 2005 Fund - Class 1 and the Merrill Lynch 5-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (34)
The following line graph compares the performance of the Franklin Zero Coupon 2005 Fund - Class 1 to the Merrill Lynch 5-Year Zero Coupon Bond Index* and the Consumer Price Index* based on a $10,000 investment from 1/1/92 to 12/31/01.


                      Franklin Zero    Merrill Lynch 5-Year
                      Coupon Fund -      Zero Coupon Bond
                          2005                 Index                    CPI
--------------------------------------------------------------------------------
        01/01/1992      $10,000               $10,000                 $10,000
        01/31/1992       $9,655                $9,835                 $10,015
        02/29/1992       $9,678                $9,851                 $10,051
        03/31/1992       $9,608                $9,753                 $10,102
        04/30/1992       $9,584                $9,835                 $10,116
        05/31/1992       $9,937               $10,080                 $10,131
        06/30/1992      $10,107               $10,300                 $10,167
        07/31/1992      $10,676               $10,595                 $10,188
        08/31/1992      $10,758               $10,768                 $10,217
        09/30/1992      $11,170               $11,005                 $10,246
        10/31/1992      $10,766               $10,763                 $10,281
        11/30/1992      $10,856               $10,642                 $10,296
        12/31/1992      $11,228               $10,840                 $10,289
        01/31/1993      $11,582               $11,172                 $10,339
        02/28/1993      $12,225               $11,435                 $10,375
        03/31/1993      $12,340               $11,484                 $10,412
        04/30/1993      $12,332               $11,621                 $10,441
        05/31/1993      $12,332               $11,561                 $10,455
        06/30/1993      $13,166               $11,824                 $10,470
        07/31/1993      $13,311               $11,833                 $10,470
        08/31/1993      $13,764               $12,111                 $10,499
        09/30/1993      $13,908               $12,170                 $10,521
        10/31/1993      $14,104               $12,176                 $10,564
        11/30/1993      $13,567               $12,053                 $10,572
        12/31/1993      $13,720               $12,117                 $10,572
        01/31/1994      $14,121               $12,288                 $10,600
        02/28/1994      $13,327               $12,001                 $10,636
        03/31/1994      $12,602               $11,692                 $10,673
        04/30/1994      $12,406               $11,549                 $10,688
        05/31/1994      $12,380               $11,557                 $10,695
        06/30/1994      $12,298               $11,533                 $10,731
        07/31/1994      $12,677               $11,745                 $10,760
        08/31/1994      $12,641               $11,784                 $10,803
        09/30/1994      $12,181               $11,583                 $10,833
        10/31/1994      $12,109               $11,558                 $10,840
        11/30/1994      $12,182               $11,468                 $10,854
        12/31/1994      $12,407               $11,571                 $10,854
        01/31/1995      $12,687               $11,795                 $10,898
        02/28/1995      $13,110               $12,019                 $10,941
        03/31/1995      $13,219               $12,067                 $10,977
        04/30/1995      $13,517               $12,256                 $11,014
        05/31/1995      $14,688               $12,839                 $11,036
        06/30/1995      $14,796               $12,945                 $11,058
        07/31/1995      $14,532               $12,881                 $11,058
        08/31/1995      $14,843               $13,005                 $11,086
        09/30/1995      $15,106               $13,105                 $11,109
        10/31/1995      $15,520               $13,311                 $11,145
        11/30/1995      $15,944               $13,558                 $11,137
        12/31/1995      $16,349               $13,730                 $11,130
        01/31/1996      $16,406               $13,879                 $11,195
        02/29/1996      $15,625               $13,616                 $11,231
        03/31/1996      $15,380               $13,443                 $11,290
        04/30/1996      $15,098               $13,292                 $11,334
        05/31/1996      $14,929               $13,227                 $11,355
        06/30/1996      $15,262               $13,422                 $11,362
        07/31/1996      $15,262               $13,423                 $11,384
        08/31/1996      $15,123               $13,388                 $11,405
        09/30/1996      $15,531               $13,635                 $11,442
        10/31/1996      $16,148               $13,967                 $11,478
        11/30/1996      $16,626               $14,229                 $11,500
        12/31/1996      $16,268               $14,026                 $11,500
        01/31/1997      $16,208               $14,061                 $11,537
        02/28/1997      $16,189               $14,052                 $11,573
        03/31/1997      $15,850               $13,873                 $11,602
        04/30/1997      $16,209               $14,085                 $11,615
        05/31/1997      $16,377               $14,213                 $11,609
        06/30/1997      $16,620               $14,367                 $11,622
        07/31/1997      $17,406               $14,808                 $11,636
        08/31/1997      $17,012               $14,627                 $11,658
        09/30/1997      $17,405               $14,849                 $11,688
        10/31/1997      $17,841               $15,111                 $11,717
        11/30/1997      $17,862               $15,111                 $11,710
        12/31/1997      $18,117               $15,288                 $11,696
        01/31/1998      $18,510               $15,568                 $11,718
        02/28/1998      $18,405               $15,502                 $11,740
        03/31/1998      $18,427               $15,529                 $11,763
        04/30/1998      $18,492               $15,595                 $11,784
        05/31/1998      $18,778               $15,724                 $11,805
        06/30/1998      $19,000               $15,855                 $11,819
        07/31/1998      $19,000               $15,891                 $11,833
        08/31/1998      $19,678               $16,404                 $11,848
        09/30/1998      $20,516               $16,967                 $11,862
        10/31/1998      $20,414               $16,939                 $11,890
        11/30/1998      $20,265               $16,816                 $11,890
        12/31/1998      $20,390               $16,906                 $11,883
        01/31/1999      $20,470               $17,063                 $11,912
        02/28/1999      $19,710               $16,551                 $11,926
        03/31/1999      $19,825               $16,654                 $11,962
        04/30/1999      $19,870               $16,718                 $12,049
        05/31/1999      $19,433               $16,449                 $12,049
        06/30/1999      $19,375               $16,460                 $12,049
        07/31/1999      $19,321               $16,363                 $12,085
        08/31/1999      $19,222               $16,376                 $12,114
        09/30/1999      $19,445               $16,551                 $12,172
        10/31/1999      $19,397               $16,550                 $12,194
        11/30/1999      $19,348               $16,522                 $12,201
        12/31/1999      $19,189               $16,397                 $12,201
        01/31/2000      $19,111               $16,315                 $12,238
        02/29/2000      $19,243               $16,475                 $12,310
        03/31/2000      $19,574               $16,831                 $12,411
        04/30/2000      $19,478               $16,763                 $12,419
        05/31/2000      $19,437               $16,845                 $12,434
        06/30/2000      $19,940               $17,262                 $12,498
        07/31/2000      $20,036               $17,355                 $12,527
        08/31/2000      $20,334               $17,606                 $12,527
        09/30/2000      $20,471               $17,784                 $12,592
        10/31/2000      $20,661               $17,941                 $12,614
        11/30/2000      $21,097               $18,359                 $12,621
        12/31/2000      $21,601               $18,758                 $12,614
        01/31/2001      $21,860               $18,960                 $12,693
        02/28/2001      $22,131               $19,185                 $12,744
        03/31/2001      $22,430               $19,383                 $12,773
        04/30/2001      $22,240               $19,119                 $12,824
        05/31/2001      $22,308               $19,164                 $12,882
        06/30/2001      $22,297               $19,245                 $12,904
        07/31/2001      $22,812               $19,757                 $12,868
        08/31/2001      $23,077               $19,992                 $12,868
        09/30/2001      $23,622               $20,534                 $12,926
        10/31/2001      $24,047               $20,968                 $12,882
        11/30/2001      $23,710               $20,562                 $12,860
        12/31/2001      $23,529               $20,329                 $12,810

Total Return             135.29%               103.29%                  28.10%


* Source: Merrill Lynch; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2005 - Class 1


 The graph shows the Merrill Lynch 5-Year Zero Coupon Bond Total Return Index, reflecting the portfolio's changing composition as it moves toward its 2005 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           FZ-3
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Zero Coupon Fund 2010 - Class 1
 Periods ended 12/31/01

                                                                 Since
                                                               Inception
                                    1-Year  5-Year   10-Year   (3/14/89)
        ----------------------------------------------------------------
        Cumulative Total Return     +5.62%  +46.82%  +156.37%  +252.48%
        Average Annual Total Return +5.62%   +7.98%    +9.87%   +10.34%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Zero Coupon 2010 Fund - Class 1 and the Merrill Lynch 10-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (35)
The following line graph compares the performance of the Franklin Zero Coupon 2010 Fund - Class 1 to the Merrill Lynch 10-Year Zero Coupon Bond Index* and the Consumer Price Index* based on a $10,000 investment from 1/1/92 to 12/31/01.

                                      Merrill Lynch
                     Franklin Zero    10-Year Zero
                     Coupon Fund -    Coupon Bond
                          2010           Index                CPI
-------------------------------------------------------------------
     01/01/1992         $10,000         $10,000             $10,000
     01/31/1992          $9,635          $9,582             $10,015
     02/29/1992          $9,667          $9,640             $10,051
     03/31/1992          $9,627          $9,516             $10,102
     04/30/1992          $9,492          $9,476             $10,116
     05/31/1992         $10,009          $9,752             $10,131
     06/30/1992         $10,021          $9,981             $10,167
     07/31/1992         $10,619         $10,443             $10,188
     08/31/1992         $10,678         $10,562             $10,217
     09/30/1992         $10,856         $10,889             $10,246
     10/31/1992         $10,460         $10,572             $10,281
     11/30/1992         $10,746         $10,562             $10,296
     12/31/1992         $11,252         $10,928             $10,289
     01/31/1993         $11,489         $11,364             $10,339
     02/28/1993         $12,155         $11,808             $10,375
     03/31/1993         $12,408         $11,842             $10,412
     04/30/1993         $12,281         $12,007             $10,441
     05/31/1993         $12,357         $11,941             $10,455
     06/30/1993         $13,138         $12,597             $10,470
     07/31/1993         $13,580         $12,701             $10,470
     08/31/1993         $14,274         $13,186             $10,499
     09/30/1993         $14,391         $13,343             $10,521
     10/31/1993         $14,670         $13,399             $10,564
     11/30/1993         $14,067         $12,953             $10,572
     12/31/1993         $14,120         $13,067             $10,572
     01/31/1994         $14,688         $13,448             $10,600
     02/28/1994         $13,670         $12,807             $10,636
     03/31/1994         $12,851         $12,148             $10,673
     04/30/1994         $12,635         $11,958             $10,688
     05/31/1994         $12,437         $11,898             $10,695
     06/30/1994         $12,277         $11,809             $10,731
     07/31/1994         $12,914         $12,147             $10,760
     08/31/1994         $12,653         $12,168             $10,803
     09/30/1994         $12,065         $11,730             $10,833
     10/31/1994         $11,982         $11,644             $10,840
     11/30/1994         $12,195         $11,699             $10,854
     12/31/1994         $12,571         $11,902             $10,854
     01/31/1995         $12,899         $12,217             $10,898
     02/28/1995         $13,285         $12,688             $10,941
     03/31/1995         $13,421         $12,776             $10,977
     04/30/1995         $13,787         $13,025             $11,014
     05/31/1995         $15,495         $14,116             $11,036
     06/30/1995         $15,571         $14,302             $11,058
     07/31/1995         $15,163         $14,066             $11,058
     08/31/1995         $15,611         $14,344             $11,086
     09/30/1995         $15,988         $14,580             $11,109
     10/31/1995         $16,735         $14,949             $11,145
     11/30/1995         $17,302         $15,407             $11,137
     12/31/1995         $17,949         $15,783             $11,130
     01/31/1996         $17,910         $15,816             $11,195
     02/29/1996         $16,536         $15,064             $11,231
     03/31/1996         $16,138         $14,775             $11,290
     04/30/1996         $15,710         $14,427             $11,334
     05/31/1996         $15,561         $14,335             $11,355
     06/30/1996         $16,040         $14,656             $11,362
     07/31/1996         $16,008         $14,652             $11,384
     08/31/1996         $15,654         $14,494             $11,405
     09/30/1996         $16,287         $14,924             $11,442
     10/31/1996         $17,199         $15,514             $11,478
     11/30/1996         $17,992         $16,066             $11,500
     12/31/1996         $17,466         $15,625             $11,500
     01/31/1997         $17,209         $15,562             $11,537
     02/28/1997         $17,177         $15,564             $11,573
     03/31/1997         $16,661         $15,117             $11,602
     04/30/1997         $17,198         $15,523             $11,615
     05/31/1997         $17,413         $15,706             $11,609
     06/30/1997         $17,791         $15,985             $11,622
     07/31/1997         $19,161         $16,892             $11,636
     08/31/1997         $18,373         $16,391             $11,658
     09/30/1997         $19,048         $16,865             $11,688
     10/31/1997         $19,790         $17,391             $11,717
     11/30/1997         $19,951         $17,479             $11,710
     12/31/1997         $20,362         $17,820             $11,696
     01/31/1998         $20,865         $18,190             $11,718
     02/28/1998         $20,671         $18,082             $11,740
     03/31/1998         $20,683         $18,092             $11,763

     Total Return        156.37%         135.87%              28.10%



* Source: Merrill Lynch; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 - Class 1


 The graph shows the Merrill Lynch 10-Year Zero Coupon Bond Total Return Index, reflecting the portfolio's changing composition as it moves toward its 2010 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FZ-4
              Past performance does not guarantee future results.

                                               MUTUAL DISCOVERY SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.

--------------------------------------------------------------------------------

We are pleased to bring you this annual report for the period ended December 31, 2001. A rapid slowdown in U.S. and foreign economies, contributing to deteriorating earnings and uncertain profit forecasts, characterized the year under review. September 11's terrorist attacks significantly worsened the domestic economic outlook as business and consumer spending declined further. In November, the National Bureau of Economic Research stated the U.S. economy had officially entered into recession. Aimed at revitalizing the U.S. economy, the Federal Reserve Board cut interest rates an unprecedented 11 times in 2001, bringing the federal funds target rate to a 40-year low of 1.75%.

The year 2001 was extremely trying for investors around the world. Most major stock markets worldwide experienced substantial volatility and negative returns during the year primarily due to the global economic slowdown, devastating terrorist attacks and ensuing war in Afghanistan. The European and Japanese markets declined in excess of the U.S. equity market's double-digit percentage declines.

During the period, the Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI(R)) World Index./1 Our focus on long-term value investing has benefited our shareholders, not only this past year, but over the longer term as well. However, we encourage investors to put all our results, both outperformance and underperformance, in the proper perspective. We strive for excellent, risk-adjusted returns over the long term for the shareholders. /

We attribute your Fund's relative outperformance primarily to our continued focus on individual, undervalued special situations, which we discovered in our global search for compelling investment opportunities. We conducted in-depth analysis and bought securities where we saw substantial upside with relatively little risk. In such

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Geographic Distribution
Mutual Discovery Securities Fund
Based on Total Net Assets
12/31/01

U.S.                                            36.0%
U.K.                                             6.1%
France                                           5.6%
Spain                                            3.8%
Switzerland                                      3.5%
Canada                                           3.1%
Sweden                                           2.8%
Netherlands                                      2.1%
Irish Republic                                   2.0%
Norway                                           1.7%
Japan                                            1.1%
Germany                                          1.1%
Other Countries                                  4.1%
Fixed-Income Securities                          6.3%
Short-Term Investments & Other Net Assets       20.7%
difficult times as we suffered in 2001, however, many discounts to intrinsic value proved persistent as business conditions deteriorated. Capital preservation is another key tenet of our investment philosophy. We are gratified to have finished the year with your capital intact with a small gain. As a result, we believe we are well-positioned to take advantage of profitable opportunities as these arise.

In 2001, we found attractive opportunities in out-of-favor securities around the world. As the Japanese economy continued to deteriorate, we began to see certain companies taking steps to improve their competitive positions and reduce their cost structures. With the Japanese stock market trading at mid-1980s' levels, we acquired shares in a few companies we believed were substantially undervalued and whose management teams appeared to be taking proactive improvements. Takeda Chemical Industries is Japan's largest pharmaceutical company, which traded at a significant discount to other major first-tier competitors. Management seems to be working to create value for the shareholders. In the U.K., we sold some of our holdings that we thought became fully priced. On the other hand, we modestly increased our exposure to the rest of Europe as we believed governments generally acted more rationally toward businesses.

During the year under review, our distressed securities investments materially outperformed the markets in general and contributed substantially to Fund performance. The three largest gainers were California utility PG&E, commercial finance company Finova Capital and Kindred, a nursing home business. Our PG&E investment provides a textbook example of how our expertise in analyzing distressed situations enables us to generate significant returns for our shareholders. PG&E ran into financial difficulties when deregulated wholesale prices soared and a rate freeze in California prevented the company from passing on its higher costs. Forced to sell electricity below cost, Pacific Gas & Electric, a subsidiary of PG&E, filed for bankruptcy in April 2001. Publicly-traded securities in PG&E and its subsidiary were punished. After collecting and reviewing extensive information about the California deregulatory process and the company's assets, we became convinced that PG&E's stock and Pacific Gas Electric's debt were significantly undervalued. Our research paid off as these investments appreciated considerably. Our investments in Kindred and Finova (sold during the year) also increased in value as both companies successfully reorganized and emerged from bankruptcy.

Among our largest equity gainers in 2001 was Cendant. We purchased Cendant shares when the company was experiencing short-term weakness and its shares were trading at a significant discount to our estimate of their intrinsic value. The company has a very strong portfolio of brands including Avis, Ramada and Century 21, and management has shifted its strategic focus from fixing the balance sheet to growing its businesses. In addition, Cendant's royalty-based business model is generally less sensitive to the economy than many of its peers.

White Mountains Insurance Group, which has a highly respected management team, contributed to the Fund's performance during 2001. We participated in financing the company's acquisition of the U.S. property and casualty business of CGNU, a U.K. company. The stock market revalued White Mountains' shares significantly higher to reflect this very attractive acquisition. In addition, after the tragic events of September 11, insurance companies worldwide reassessed their businesses and actively re-priced certain historically underpriced products. As a result, we believe that this industry's fundamentals look more promising than they have in some time.

Unfortunately, not all of our investments performed as anticipated. Fund holding Railtrack Group, Britain's largest railway infrastructure operator, saw its primary operating subsidiary forced into administration, the British equivalent of bankruptcy, when the government unilaterally withdrew promised funding. We believe this was the same as the government's seizing the equity value of the company without proper compensation. We are working aggressively to obtain the best outcome for our shareholders. Another disappointing stock was Qwest Communications, a consumer and business communications services provider. The weakening economy and resulting decrease in demand for telecommunications services impacted Qwest's revenues and cash flow more severely than we expected.

Looking forward to 2002, we are hopeful that the markets will continue to offer attractive investment opportunities in the distressed arena, as many overleveraged but operationally viable companies are pushed to the financial brink. We are also optimistic that we will continue to find undervalued securities of companies with sound businesses, valuable assets, strong management teams and solid balance sheets. Lastly, with many stocks beaten down and interest rates significantly lower than a year ago, we expect to find numerous opportunities in deals, corporate actions and risk arbitrage, as some industries such as health care, financials and leisure continue to consolidate.


 Top 10 Sectors/Industries
 Mutual Discovery Securities Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Insurance                  7.2%

                       Media                      7.2%

                       Tobacco                    6.3%

                       Diversified Financials     4.9%

                       Food Products              4.2%

                       Banks                      3.3%

                       Beverages                  3.1%

                       Diversified
                       Telecomunication
                       Services                   3.1%

                       Construction &
                       Engineering                3.0%

                       Paper & Forest Products    2.7%

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued equities, distressed debt and risk arbitrage. In the meantime, we believe our portfolio is well-positioned regardless of how the global economy fares.


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




 Top 10 Holdings
 Mutual Discovery Securities Fund
 12/31/01

                      Company
                      Sector/Industry,         % of Total
                      Country                  Net Assets
                      -----------------------------------

                      Berkshire Hathaway Inc.,
                      A & B                       3.3%...
                      Insurance, U.S.

                      PG&E Corp.
                      (Fixed Income & Equity)     2.0%...
                      Electric Utilities, U.S.

                      Lagardere SCA               1.6%...
                      Media, France

                      Suez SA                     1.5%...
                      Multi-Utilities, France

                      Vinci                       1.4%...
                      Construction &
                      Engineering, France

                      British American
                      Tobacco PLC                 1.4%...
                      Tobacco, U.K.

                      Telephone & Data
                      Systems Inc.                1.4%...
                      Diversified
                      Telecommunication
                      Services, U.S.

                      Brown-Forman Corp.,
                      A & B                       1.3%...
                      Beverages, U.S.

                      Federated Department
                      Stores                      1.3%...
                      Multiline Retail, U.S.

                      Altadis SA                  1.3%...
                      Tobacco, Spain

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/8/96)
             -----------------------------------------------------
             Cumulative Total Return      +0.39% +55.62%  +58.73%
             Average Annual Total Return  +0.39%  +9.25%   +9.40%
             Value of $10,000 Investment $10,039 $15,562  $15,873

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Discovery Securities Fund - Class 1, the Standard & Poor's 500 Index and the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (36)

This graph compares the performance of Mutual Discovery Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the MSCI World Index* from 11/8/96-12/31/01.


                         Mutual Discovery                                     MSCI
                        Securities Fund -                                    World
                            Class I                       S&P 500            Index
-----------------------------------------------------------------------------------
       11/08/1996           $10,000                       $10,000           $10,000
       11/30/1996           $10,130                       $10,554           $10,403
       12/31/1996           $10,200                       $10,345           $10,283
       01/31/1997           $10,660                       $10,990           $10,412
       02/28/1997           $10,790                       $11,077           $10,483
       03/31/1997           $10,690                       $10,623           $10,427
       04/30/1997           $10,630                       $11,256           $10,654
       05/31/1997           $10,909                       $11,940           $11,239
       06/30/1997           $11,324                       $12,475           $11,841
       07/31/1997           $11,734                       $13,467           $12,344
       08/31/1997           $11,714                       $12,713           $11,521
       09/30/1997           $12,355                       $13,408           $12,213
       10/31/1997           $11,974                       $12,960           $11,520
       11/30/1997           $12,024                       $13,561           $11,682
       12/31/1997           $12,175                       $13,794           $11,858
       01/31/1998           $12,155                       $13,946           $12,285
       02/28/1998           $12,796                       $14,951           $13,059
       03/31/1998           $13,496                       $15,716           $13,768
       04/30/1998           $13,756                       $15,875           $13,958
       05/31/1998           $13,896                       $15,602           $13,979
       06/30/1998           $13,484                       $16,236           $14,259
       07/31/1998           $12,971                       $16,064           $14,295
       08/31/1998           $11,127                       $13,744           $12,345
       09/30/1998           $10,655                       $14,625           $12,439
       10/31/1998           $10,921                       $15,814           $13,660
       11/30/1998           $11,485                       $16,772           $14,450
       12/31/1998           $11,567                       $17,738           $15,127
       01/31/1999           $11,628                       $18,480           $15,413
       02/28/1999           $11,453                       $17,905           $14,943
       03/31/1999           $11,802                       $18,621           $15,665
       04/30/1999           $12,539                       $19,342           $16,295
       05/31/1999           $12,508                       $18,885           $15,635
       06/30/1999           $12,958                       $19,934           $16,440
       07/31/1999           $12,783                       $19,312           $16,563
       08/31/1999           $12,635                       $19,215           $16,591
       09/30/1999           $12,497                       $18,689           $16,618
       10/31/1999           $12,730                       $19,872           $17,377
       11/30/1999           $13,416                       $20,275           $17,919
       12/31/1999           $14,312                       $21,469           $19,520
       01/31/2000           $14,280                       $20,391           $18,483
       02/29/2000           $14,786                       $20,006           $18,812
       03/31/2000           $15,355                       $21,963           $19,821
       04/30/2000           $15,199                       $21,302           $18,812
       05/31/2000           $15,231                       $20,865           $18,370
       06/30/2000           $15,263                       $21,380           $19,095
       07/31/2000           $15,350                       $21,047           $18,419
       08/31/2000           $15,795                       $22,354           $18,964
       09/30/2000           $15,534                       $21,173           $17,992
       10/31/2000           $15,654                       $21,085           $17,610
       11/30/2000           $15,350                       $19,423           $16,596
       12/31/2000           $15,806                       $19,518           $16,828
       01/31/2001           $16,316                       $20,211           $17,185
       02/28/2001           $16,272                       $18,370           $15,836
       03/31/2001           $15,740                       $17,207           $14,813
       04/30/2001           $16,219                       $18,542           $15,866
       05/31/2001           $16,730                       $18,667           $15,595
       06/30/2001           $16,803                       $18,213           $15,108
       07/31/2001           $16,765                       $18,035           $14,862
       08/31/2001           $16,575                       $16,907           $14,211
       09/30/2001           $15,047                       $15,543           $12,842
       10/31/2001           $15,110                       $15,840           $13,086
       11/30/2001           $15,489                       $17,055           $13,809
       12/31/2001           $15,873                       $17,205           $13,820

Total Return                 58.73%                        72.05%            38.20%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           MD-5
              Past performance does not guarantee future results.

                                                  MUTUAL SHARES SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

--------------------------------------------------------------------------------

We are pleased to bring you this annual report for the period ended December 31, 2001. A decelerating U.S. economy characterized the year under review. After weakening during the first eight months of the year, September 11's terrorist attacks precipitated a short but sharp decline in economic activity. While some areas of business activity, such as auto sales, swiftly recovered to pre-September 11 levels, the overall economy continued to slow throughout most of the remainder of the year. According to the Commerce Department, U.S. gross domestic product contracted 1.3% in the third quarter, the largest decline since 1991. In addition, the National Bureau of Economic Research stated the U.S. economy had officially entered into recession in March 2001. In an attempt to stimulate the economy, the Federal Reserve Board cut interest rates an unprecedented 11 times in 2001, bringing the federal funds target rate to a 40-year low of 1.75%.

During the period, the Fund outperformed its benchmarks, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average./1 Our distinctive investment style has benefited our shareholders, not only this past year, but also over the longer term. We are pleased to report the Fund produced solid results during a difficult year even while major indexes and many other mutual funds generated negative returns. /

We attribute the Fund's relative outperformance primarily to our disciplined, value investment style and our expertise in special situations. Our unique three-pronged approach and conservative management style has produced excellent risk-adjusted returns for our shareholders over the long term. First, we invest the majority of our portfolio in securities we believe are trading at substantial discounts to their underlying intrinsic values. Second, we participate and invest in

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Mutual Shares Securities Fund
Based on Total Net Assets
12/31/01

U.S.                                    52.5%
U.K.                                     5.2%
France                                   2.0%
Spain                                    1.8%
Switzerland                              1.5%
Canada                                   1.1%
Other Countries                          4.1%
Fixed-Income Securities                  5.3%
Government Agencies & Other Net Assets  26.5%
the distressed or bankruptcy arenas. Lastly, we also seek out investment opportunities in arbitrage and corporate action situations.

Our strategy of investing in undervalued stocks reaped rewards in 2001 as two of our three best performers were purchased by other companies. CIT Group, a finance company, was acquired by Tyco after nearly doubling in price during the year, while Van Melle, a Dutch candy company, was purchased by Perfetti and returned more than 64% in 2001. Another holding that benefited the Fund during the period was Cendant, a consumer and business services provider whose stock price more than doubled.

White Mountains Insurance Group, which has a highly respected management team, contributed to the Fund's performance during 2001. We participated in financing the company's acquisition of the U.S. property and casualty business of CGNU, a U.K. company. The stock market revalued White Mountains' shares significantly higher to reflect this very attractive acquisition. In addition, after the tragic events of September 11, insurance companies worldwide reassessed their businesses and actively re-priced certain historically underpriced products. As a result, we believe that this industry's fundamentals look more promising than they have in some time.

During the year under review, our distressed securities investments materially outperformed the markets in general and contributed substantially to Fund performance. The three largest gainers were California utility PG&E, commercial finance company Finova Capital and Kindred, a nursing home business. Our PG&E investment provides a textbook example of how our expertise in analyzing distressed situations can enable us to generate significant returns for our shareholders. PG&E ran into financial difficulties when deregulated wholesale prices soared and a rate freeze in California prevented the company from passing on its higher costs. Forced to sell electricity below cost, Pacific Gas & Electric, a subsidiary of PG&E, filed for bankruptcy in April 2001. Publicly traded securities in PG&E and its subsidiary were punished. After collecting and reviewing an abundance of information about the California deregulatory process and the company's assets, we became convinced that PG&E's stock and Pacific Gas & Electric's debt were significantly undervalued. Our research paid off as these investments appreciated considerably. Our investments in Kindred and Finova (sold during the year) also increased in value as both companies successfully reorganized and emerged from bankruptcy.


 Top 10 Sectors/Industries
 Mutual Shares Securities Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Media                      8.6%

                       Insurance                  7.3%

                       Diversified
                       Telecommunication
                       Services                   5.8%

                       Tobacco                    5.0%

                       Paper & Forest Products    3.9%

                       Banks                      3.3%

                       Multiline Retail           2.7%

                       Pharmaceuticals            2.6%

                       Commercial Services &
                       Supplies                   2.4%

                       Diversified Financials     2.1%

We constantly monitor our holdings and make adjustments to our portfolio when appropriate. During the year, we increased our pharmaceuticals industry holdings after we found several undervalued securities, in our opinion, in the U.S. and Japan. We decreased our nonfood retail exposure after our holdings in this sector appreciated substantially in 2001. We trimmed our positions in Federated Department Stores and May Department Stores and liquidated our position in Sears Roebuck. We also reduced our exposure to media stocks after some of our holdings became fully valued, in our opinion. We sold our positions in Clear Channel and Knight Ridder and realized profits for our shareholders.

Unfortunately, not all of our investments performed as anticipated. Fund holding Railtrack Group, Britain's largest railway infrastructure operator, saw its primary operating subsidiary forced into administration, the British equivalent of bankruptcy, when the government unilaterally withdrew promised funding. We believe this was the same as the goverment's seizing the equity value of the company without proper compensation. We are working aggressively to obtain the best possible outcome for our shareholders. Another disappointing stock was Qwest Communications, a consumer and business communications services provider. The weakening economy and resulting decrease in demand for telecommunications services impacted Qwest's revenues and cash flow more severely than we expected.

Looking forward to 2002, we are hopeful that the markets will continue to offer attractive investment opportunities in the distressed arena, as many overleveraged but operationally viable companies are pushed to the financial brink. We are also optimistic that we will continue to find undervalued securities of companies with sound businesses, valuable assets, strong management teams and solid balance sheets. Lastly, with many stocks beaten down and interest rates significantly lower than a year ago, we expect to find numerous investment opportunities in deals, corporate actions and risk arbitrage, if some industries such as health care, financials and leisure continue to consolidate.

 Top 10 Holdings
 Mutual Shares Securities Fund
 12/31/01

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Berkshire Hathaway Inc.,
                     A & B                          2.7%
                     Insurance, U.S.

                     Telephone & Data
                     Systems Inc.                   2.3%
                     Diversified
                     Telecommunication Services,
                     U.S.

                     White Mountains Insurance
                     Group Inc. (Common &
                     Restricted)                    2.0%
                     Insurance, U.S.

                     Federated Department
                     Stores                         1.8%
                     Multiline Retail, U.S.

                     Washington Post Co., B         1.7%
                     Media, U.S.

                     Scripps Co., A                 1.6%
                     Media, U.S.

                     Canary Wharf Group PLC         1.5%
                     Real Estate, U.K.

                     British American
                     Tobacco PLC                    1.5%
                     Tobacco, U.K.

                     Lagardere SCA                  1.5%
                     Media, France

                     PG&E Corp. (Fixed
                     Income & Equity)               1.5%
                     Electric Utilities, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

As always, we will endeavor to deliver attractive risk-adjusted returns through the application of fundamental analysis and our philosophy of buying materially underpriced securities.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 1
 Periods ended 12/31/01

                                                            Since
                                                          Inception
                                         1-Year   5-Year  (11/8/96)
             ------------------------------------------------------
             Cumulative Total Return      +7.31%  +62.93%  +68.63%
             Average Annual Total Return  +7.31%  +10.25%  +10.69%
             Value of $10,000 Investment $10,731 $ 16,293 $ 16,863


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Shares Securities Fund - Class 1, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (38)

This graph compares the performance of Mutual Shares Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the Lipper VIP Growth & Income Funds Average* from 11/8/96-12/31/01.


                                                                 Lipper VIP
                      Mutual Shares                                Growth &
                  Securities Fund -                            Income Funds
                            Class I              S&P 500            Average
---------------------------------------------------------------------------
     11/08/1996             $10,000              $10,000            $10,000
     11/30/1996             $10,120              $10,554            $10,475
     12/31/1996             $10,350              $10,345            $10,376
     01/31/1997             $10,620              $10,990            $10,837
     02/28/1997             $10,730              $11,077            $10,910
     03/31/1997             $10,420              $10,623            $10,523
     04/30/1997             $10,510              $11,256            $10,914
     05/31/1997             $10,890              $11,940            $11,582
     06/30/1997             $11,145              $12,475            $12,025
     07/31/1997             $11,686              $13,467            $12,895
     08/31/1997             $11,626              $12,713            $12,480
     09/30/1997             $12,117              $13,408            $13,104
     10/31/1997             $11,806              $12,960            $12,653
     11/30/1997             $11,916              $13,561            $12,985
     12/31/1997             $12,187              $13,794            $13,199
     01/31/1998             $12,137              $13,946            $13,225
     02/28/1998             $12,787              $14,951            $14,133
     03/31/1998             $13,198              $15,716            $14,788
     04/30/1998             $13,318              $15,875            $14,899
     05/31/1998             $13,198              $15,602            $14,606
     06/30/1998             $13,116              $16,236            $14,829
     07/31/1998             $12,657              $16,064            $14,450
     08/31/1998             $10,842              $13,744            $12,383
     09/30/1998             $10,801              $14,625            $13,042
     10/31/1998             $11,515              $15,814            $14,010
     11/30/1998             $12,107              $16,772            $14,714
     12/31/1998             $12,199              $17,738            $15,357
     01/31/1999             $12,321              $18,480            $15,626
     02/28/1999             $12,209              $17,905            $15,159
     03/31/1999             $12,596              $18,621            $15,673
     04/30/1999             $13,564              $19,342            $16,654
     05/31/1999             $13,585              $18,885            $16,466
     06/30/1999             $13,972              $19,934            $17,157
     07/31/1999             $13,613              $19,312            $16,672
     08/31/1999             $13,110              $19,215            $16,342
     09/30/1999             $12,776              $18,689            $15,789
     10/31/1999             $13,341              $19,872            $16,429
     11/30/1999             $13,507              $20,275            $16,628
     12/31/1999             $13,832              $21,469            $17,279
     01/31/2000             $13,350              $20,391            $16,533
     02/29/2000             $12,818              $20,006            $16,133
     03/31/2000             $14,198              $21,963            $17,594
     04/30/2000             $14,038              $21,302            $17,309
     05/31/2000             $14,226              $20,865            $17,216
     06/30/2000             $14,005              $21,380            $17,128
     07/31/2000             $14,292              $21,047            $17,056
     08/31/2000             $15,010              $22,354            $18,192
     09/30/2000             $14,911              $21,173            $17,661
     10/31/2000             $15,297              $21,085            $17,896
     11/30/2000             $14,823              $19,423            $16,819
     12/31/2000             $15,717              $19,518            $17,513
     01/31/2001             $16,655              $20,211            $17,960
     02/28/2001             $16,633              $18,370            $16,958
     03/31/2001             $16,224              $17,207            $16,081
     04/30/2001             $16,886              $18,542            $17,221
     05/31/2001             $17,448              $18,667            $17,441
     06/30/2001             $17,558              $18,213            $17,039
     07/31/2001             $17,570              $18,035            $16,883
     08/31/2001             $17,200              $16,907            $16,068
     09/30/2001             $15,810              $15,543            $14,675
     10/31/2001             $15,774              $15,840            $14,923
     11/30/2001             $16,397              $17,055            $15,956
     12/31/2001             $16,863              $17,205            $16,214

Total Return                  68.63%               72.05%             62.14%


* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           MS-5
              Past performance does not guarantee future results.

                         MUTUAL SHARES SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page MS-6) with the following:

MANAGEMENT
Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

David J. Winters, CFA    Mr. Winters has been a manager of the Fund since
PRESIDENT AND CHIEF      August 2001, and has been with Franklin Templeton
INVESTMENT OFFICER       Investments since 1996. Before November 1996, Mr.
FRANKLIN MUTUAL          Winters was employed as a research analyst for Heine
                         Securities Corporation, the predecessor of Franklin
                         Mutual.

Timothy Rankin, CFA      Mr. Rankin has been an assistant portfolio manager of
ASSISTANT PORTFOLIO      the Fund since July 2001, and has been with Franklin
MANAGER FRANKLIN MUTUAL  Templeton Investments since 1997. Before August 1997,
                         Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

Debbie Turner, CFA       Ms. Turner has been an assistant portfolio manager of
ASSISTANT PORTFOLIO      the Fund since August 2001, and has been with Franklin
MANAGER FRANKLIN MUTUAL  Templeton Investments since June 1993.


The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of it average daily net assets to Franklin Mutual for its services.

               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

                                                                                                       Class 1
                                                                                  ---------------------------------------
                                                                                               Year ended December 31,
                                                                                  ---------------------------------------
                                                                                    2001      2000      1999      1998
                                                                                  --------  --------  --------  --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year............................................... $  14.24  $  13.23  $  11.96  $  12.18
                                                                                  ------    --------  --------  --------
Income from investment operations:
  Net investment income/a/.......................................................      .21       .30       .20       .28
  Net realized and unrealized gains (losses).....................................      .86      1.42      1.41      (.25)
                                                                                   -------- --------  --------  --------
Total from investment operations.................................................     1.07      1.72      1.61       .03
                                                                                   -------- --------  --------  --------
Less distributions from:
  Net investment income..........................................................     (.29)     (.38)     (.34)     (.13)
  Net realized gains.............................................................     (.94)     (.33)       --      (.12)
                                                                                   -------- --------  --------  --------
Total distributions..............................................................    (1.23)     (.71)     (.34)     (.25)
                                                                                   -------- --------  --------  --------
Net asset value, end of year..................................................... $  14.08  $  14.24  $  13.23  $  11.96
                                                                                  ------    --------  --------  --------

Total return/b/..................................................................    7.31%    13.62%    13.40%      .09%

Ratios/supplemental data
Net assets, end of year (000's).................................................. $399,336  $407,063  $448,278  $482,444
Ratios to average net assets:
  Expenses/c/....................................................................     .79%      .80%      .79%      .79%
  Net investment income..........................................................    1.42%     2.23%     1.59%     2.60%
Portfolio turnover rate..........................................................   54.73%    66.67%    80.02%    70.19%

/c/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
 Expenses........................................................................     .78%      .77%      .77%      .77%




                                                                                    1997
                                                                                  --------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year............................................... $  10.35
                                                                                  --------
Income from investment operations:
  Net investment income/a/.......................................................      .13
  Net realized and unrealized gains (losses).....................................     1.71
                                                                                  --------
Total from investment operations.................................................     1.84
                                                                                  --------
Less distributions from:
  Net investment income..........................................................     (.01)
  Net realized gains.............................................................       --
                                                                                  --------
Total distributions..............................................................     (.01)
                                                                                  --------
Net asset value, end of year..................................................... $  12.18
                                                                                  --------

Total return/b/..................................................................   17.73%

Ratios/supplemental data
Net assets, end of year (000's).................................................. $387,787
Ratios to average net assets:
  Expenses/c/....................................................................     .80%
  Net investment income..........................................................    2.10%
Portfolio turnover rate..........................................................   49.01%

/c/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
 Expenses........................................................................       --



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

                                                                                             Class 2
                                                                                  --------------------------
                                                                                     Year ended December 31,
                                                                                  --------------------------
                                                                                    2001     2000    1999/c/
                                                                                  --------  -------  -------
Per share operating performance
(for a share outstanding throughout the year)....................................
Net asset value, beginning of year............................................... $  14.22  $ 13.25  $ 12.36
                                                                                   -------- -------  -------
Income from investment operations:
  Net investment income/a/.......................................................      .15      .26      .16
  Net realized and unrealized gains..............................................      .88     1.41     1.07
                                                                                   -------- -------  -------
Total from investment operations.................................................     1.03     1.67     1.23
                                                                                   -------- -------  -------
Less distributions from:
  Net investment income..........................................................     (.28)    (.37)    (.34)
  Net realized gains.............................................................     (.94)    (.33)      --
                                                                                   -------- -------  -------
Total distributions..............................................................    (1.22)    (.70)    (.34)
                                                                                   -------- -------  -------
Net asset value, end of year..................................................... $  14.03  $ 14.22  $ 13.25
                                                                                   -------- -------  -------

Total return/b/..................................................................    7.04%   13.25%    9.91%

Ratios/supplemental data
Net assets, end of year (000's).................................................. $262,621  $37,087  $ 5,716
Ratios to average net assets:
  Expenses/e/....................................................................    1.04%    1.05%    1.04%/d/
  Net investment income..........................................................    1.04%    1.96%    1.26%/d/
Portfolio turnover rate..........................................................   54.73%   66.67%   80.02%

/e/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
 Expenses........................................................................    1.03%    1.02%       --


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized.

MS-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001

                                                              SHARES/
                                                  COUNTRY     WARRANTS     VALUE
-----------------------------------------------------------------------------------
Common Stocks and other Equity Interests 68.0%
Aerospace & Defense .7%
Goodrich Corp................................. United States     88,832 $ 2,364,708
Honeywell International Inc................... United States     56,300   1,904,066
                                                                        -----------
                                                                          4,268,774
                                                                        -----------
Auto Components .3%
Delphi Automotive Systems Corp................ United States    135,560   1,851,750
                                                                        -----------
Banks 3.3%
Bank of America Corp.......................... United States     22,200   1,397,490
Bank of Ireland............................... Irish Republic   341,350   3,167,036
Fleet Boston Financial Corp................... United States    100,600   3,671,900
Greenpoint Financial Corp..................... United States    106,594   3,810,736
/a,c/Nippon Investment LLC.................... United States  1,148,000   1,148,000
Sovereign Bancorp Inc......................... United States    465,200   5,694,048
U.S. Bancorp.................................. United States    145,652   3,048,496
                                                                        -----------
                                                                         21,937,706
                                                                        -----------
Beverages 1.1%
Brown-Forman Corp., A......................... United States      3,700     236,615
Brown-Forman Corp., B......................... United States     73,900   4,626,140
Pepsi Bottling Group Inc...................... United States     98,600   2,317,100
                                                                        -----------
                                                                          7,179,855
                                                                        -----------
/a/Biotechnology
Immunex Corp.................................. United States      3,900     108,069
                                                                        -----------
/a/Building Products .4%
American Standard Cos. Inc.................... United States     38,050   2,596,152
                                                                        -----------
Chemicals 1.5%
Akzo Nobel NV.................................  Netherlands     125,900   5,621,887
/a/Syngenta AG................................  Switzerland      86,595   4,485,571
                                                                        -----------
                                                                         10,107,458
                                                                        -----------
Commercial Services & Supplies 2.4%
/a/Cendant Corp............................... United States    293,077   5,747,240
/a/Republic Services Inc...................... United States    332,400   6,638,028
Waste Management Inc.......................... United States     99,200   3,165,472
                                                                        -----------
                                                                         15,550,740
                                                                        -----------
/a/Computers & Peripherais .4%
Apple Computer Inc............................ United States    113,000   2,474,700
DecisionOne Corp.............................. United States     26,349      26,349
                                                                        -----------
                                                                          2,501,049
                                                                        -----------
Construction Materials .7%
Martin Marietta Materials Inc................. United States    100,800   4,697,280
                                                                        -----------
Diversified Financials 2.1%
Bear Stearns Cos. Inc......................... United States    117,551   6,893,191
JP Morgan Chase & Co.......................... United States    123,100   4,474,685
/a/MFN Financial Corp......................... United States     39,778     359,991
Stilwell Financial Inc........................ United States     88,700   2,414,414
                                                                        -----------
                                                                         14,142,281
                                                                        -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                   SHARES/
                                                       COUNTRY     WARRANTS    VALUE
---------------------------------------------------------------------------------------
Common Stocks and other Equity Interests (cont.)
Diversified Telecommunication Services 5.8%
AT&T Corp.......................................... United States  395,338  $ 7,171,431
BellSouth Corp..................................... United States   83,600    3,189,340
/a/Koninklijke KPN NV..............................  Netherlands    53,600      272,512
Qwest Communications International Inc............. United States  194,300    2,745,459
Sprint Corp. (FON Group)........................... United States  363,800    7,305,104
TDC AS.............................................    Denmark      59,500    2,119,809
Telephone & Data Systems Inc....................... United States  170,210   15,276,348
                                                                            -----------
                                                                             38,080,003
                                                                            -----------
Electric Utilities 2.0%
Constellation Energy Group Inc..................... United States  119,600    3,175,380
E.On AG............................................    Germany      49,500    2,573,970
Endesa SA..........................................     Spain      201,300    3,149,205
Endesa SA, ADR.....................................     Spain        5,000       78,350
/a/PG & E Corp..................................... United States  218,400    4,202,016
                                                                            -----------
                                                                             13,178,921
                                                                            -----------
Energy Equipment & Services .3%
Halliburton Co..................................... United States  173,400    2,271,540
                                                                            -----------
Food & Drug Retailing 1.5%
CVS Corp........................................... United States  104,400    3,090,240
/a/Kroger Co....................................... United States  313,300    6,538,571
                                                                            -----------
                                                                              9,628,811
                                                                            -----------
Food & Products 1.4%
Cadbury Schweppes PLC.............................. United Kingdom 318,800    2,032,228
Nestle SA..........................................  Switzerland    23,500    5,010,691
Orkla ASA..........................................     Norway     116,200    1,969,206
                                                                            -----------
                                                                              9,012,125
                                                                            -----------
Health Care Providers & Services 1.9%
/a/Anthem Inc...................................... United States   38,825    1,921,838
CIGNA Corp......................................... United States   43,200    4,002,480
/a/Genesis Health Ventures Inc..................... United States   29,163      627,005
/a/Health Net Inc., A.............................. United States   91,965    2,002,998
/a/Kindred Healthcare Inc.......................... United States   69,545    3,435,523
/a/Kindred Healthcare Inc., Series A, wts., 4/20/06 United States   12,897      245,043
/a/Kindred Healthcare Inc., Series B, wts., 4/20/06 United States   32,243      520,724
                                                                            -----------
                                                                             12,755,611
                                                                            -----------
Hotels Restaurants & Leisure 1.4%
/a/Fine Host Corp.................................. United States  139,062    1,376,714
P & O Princess Cruises PLC......................... United Kingdom 599,440    3,489,681
/a/Park Place Entertainment Corp................... United States  450,100    4,127,417
Starwood Hotels & Resorts Worldwide Inc............ United States   18,215      543,718
                                                                            -----------
                                                                              9,537,530
                                                                            -----------
Household Products .8%
Kimberly-Clark Corp................................ United States   87,800    5,250,440
                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                             SHARES/
                                                                 COUNTRY     WARRANTS    VALUE
-------------------------------------------------------------------------------------------------
Common Stocks and other Equity Interests (cont.)
Industrial Conglomerates 1.1%
Tyco International Ltd....................................... United States  119,499  $ 7,038,491
                                                                                      -----------
Insurance 7.3%
/a/Alleghany Corp............................................ United States   20,730    3,989,489
/a/Berkshire Hathaway Inc., A................................ United States      102    7,711,200
/a/Berkshire Hathaway Inc., B................................ United States    4,012   10,130,300
MBIA Inc..................................................... United States   74,200    3,979,346
/a,c/Montpelier Re Holdings Ltd..............................    Bermuda       8,140      814,000
Muenchener Rueckversicherungs-Gesellschaft...................    Germany       3,400      923,345
Old Republic International Corp.............................. United States  197,700    5,537,577
/a,c/Olympus Re Holdings Ltd.................................    Bermuda      16,280    1,628,000
/a/Principal Financial Group................................. United States   28,100      674,400
White Mountains Insurance Group Inc.......................... United States   22,951    7,986,948
/a,c/White Mountains Insurance Group Inc. (Restricted Shares) United States   15,000    4,959,000
                                                                                      -----------
                                                                                       48,333,605
                                                                                      -----------
/a/Machinery .3%
Joy Global Inc............................................... United States  113,888    1,913,318
                                                                                      -----------
Marine .4%
Peninsular & Oriental Steam Navigation Co.................... United Kingdom 708,540    2,451,687
                                                                                      -----------
Media 8.6%
Dow Jones & Co. Inc.......................................... United States   19,600    1,072,708
/a/Fox Entertainment Group Inc., A........................... United States   84,900    2,252,397
/a/General Motors Corp., H................................... United States  211,948    3,274,597
Lagardere SCA................................................     France     230,297    9,637,659
/a/Liberty Media Corp., A.................................... United States  639,961    8,959,454
Meredith Corp................................................ United States   87,159    3,107,218
Readers Digest Association Inc., A........................... United States  111,500    2,573,420
Scripps Co., A............................................... United States  158,885   10,486,410
/a/USA Networks Inc.......................................... United States  161,700    4,416,027
Washington Post Co., B....................................... United States   21,325   11,302,237
                                                                                      -----------
                                                                                       57,082,127
                                                                                      -----------
Multiline Retail 2.7%
/a/Federated Department Stores Inc........................... United States  285,054   11,658,709
May Department Stores Co..................................... United States  162,100    5,994,458
                                                                                      -----------
                                                                                       17,653,167
                                                                                      -----------
Multi-Utilities .6%
Suez SA......................................................     France     135,270    4,095,113
                                                                                      -----------
Oil & Gas 1.6%
BP PLC....................................................... United Kingdom 215,400    1,674,045
BP PLC, ADR.................................................. United Kingdom  26,500    1,232,515
Burlington Resources Inc..................................... United States  113,600    4,264,544
Conoco Inc., A............................................... United States  129,800    3,673,340
                                                                                      -----------
                                                                                       10,844,444
                                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                SHARES/
                                                    COUNTRY     WARRANTS     VALUE
-------------------------------------------------------------------------------------
Common Stocks and other Equity Interests (cont.)
Paper & Forest Products 3.9%
Abitibi-Consolidated Inc........................     Canada       821,673 $ 5,986,567
Boise Cascade Corp.............................. United States    128,500   4,370,285
International Paper Co.......................... United States    223,500   9,018,225
Mead Corp....................................... United States    185,200   5,720,828
Willamette Industries Inc....................... United States      7,600     396,112
                                                                          -----------
                                                                           25,492,017
                                                                          -----------
Pharmaceuticals 2.6%
Daiichi Pharmaceutical Co.......................     Japan         69,300   1,348,352
ICN Pharmaceuticals Inc......................... United States    120,500   4,036,750
Merck & Co. Inc................................. United States     98,700   5,803,560
Schering-Plough Corp............................ United States     55,200   1,976,712
Takeda Chemical Industries Ltd..................     Japan         85,800   3,882,146
                                                                          -----------
                                                                           17,047,520
                                                                          -----------
Real Estate 2.1%
/a/Alexander's Inc.............................. United States      8,000     455,200
/a/Canary Wharf Group PLC....................... United Kingdom 1,525,598   9,897,181
/a,c/Security Capital European Realty...........   Luxembourg      27,030     396,125
St. Joe Co...................................... United States     80,500   2,233,875
Ventas Inc...................................... United States     97,800   1,124,700
                                                                          -----------
                                                                           14,107,081
                                                                          -----------
Road & Rail 1.3%
Burlington Northern Santa Fe Corp............... United States    114,800   3,275,244
Canadian National Railway Co....................     Canada        34,800   1,672,144
Florida East Coast Industries Inc., A........... United States    126,400   2,926,160
Florida East Coast Industries Inc., B........... United States     24,413     510,232
Railtrack Group PLC............................. United Kingdom   357,395     409,618
                                                                          -----------
                                                                            8,793,398
                                                                          -----------
/a/Semiconductor Equipment & Products .5%
Agere Systems Inc., A........................... United States    560,300   3,188,107
                                                                          -----------
/a/Specialty Retail .3%
Payless Shoesource Inc.......................... United States     38,015   2,134,542
                                                                          -----------
Textiles & Apparel .3%
Compagnie Financiere Richemont AG, Br., A.......  Switzerland      19,700     366,056
/a/Jones Apparel Group Inc...................... United States     51,100   1,694,987
                                                                          -----------
                                                                            2,061,043
                                                                          -----------
Tobacco 5.0%
Altadis SA......................................     Spain        499,855   8,500,860
British American Tobacco PLC.................... United Kingdom 1,139,875   9,663,472
British American Tobacco PLC, ADR............... United Kingdom     6,300     107,100
Gallaher Group PLC.............................. United Kingdom   426,850   2,919,801
Gallaher Group PLC, ADR......................... United Kingdom    18,200     490,490
Philip Morris Cos. Inc.......................... United States    140,870   6,458,890
UST Inc......................................... United States    144,600   5,061,000
                                                                          -----------
                                                                           33,201,613
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31 2001 (cont.)

                                                                                 SHARES/
                                                                      COUNTRY    WARRANTS    VALUE
------------------------------------------------------------------------------------------------------
Common Stocks and other Equity Interests (cont.)
/a/Wireless Telecommunication Services 1.4%
AT&T Wireless Services Inc........................................ United States 514,182  $  7,388,795
U.S. Cellular Corp................................................ United States  45,100     2,040,775
                                                                                          -------
                                                                                             9,429,570
                                                                                          -------
Total Common Stocks and other Equity Interests (Cost $387,355,673)                         449,522,938
                                                                                          -------
Preferred Stocks .2%
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd.................. United States     339        33,222
Henkel KGAA, pfd..................................................    Germany     27,300     1,531,400
                                                                                          -------
Total Preferred Stocks (Cost $1,642,586)..........................                           1,564,622
                                                                                          -------

                                                                    PRINCIPAL
                                                                     AMOUNT*
                                                                   -----------
Corporate Bonds & Notes .7%
Eurotunnel Finance Ltd.:
  Equity Note, 12/31/03............................ United Kingdom     286,406 GBP   162,565
  Participating Loan Note, 4/30/40.................
Eurotunnel PLC:
  5.28%, 7/7/02....................................         France      84,795 EUR    46,056
  12/31/25, Tier 3................................. United Kingdom     531,240 GBP   471,629
  12/31/50, Resettable Advance R5.................. United Kingdom     583,367 GBP   297,160
  ptc loan note, zero cpns, 4/30/40................ United Kingdom      58,000 GBP    30,389
  Stabilization Facility S8, Tier 1................ United Kingdom     220,793 GBP    70,695
  Stabilization Facility S8, Tier 2................ United Kingdom     222,018 GBP    71,087
Eurotunnel SA:
  12/31/25, Tier 3 (Libor).........................         France     619,054 EUR   336,236
  12/31/50, Resettable Advance R4..................         France     495,703 EUR   154,481
  Stabilization Advance S6, Tier 1 (Pibor).........         France      74,647 EUR    14,622
  Stabilization Advance S6, Tier 2 (Libor).........         France     182,468 EUR    35,743
  Stabilization Advance S7, Tier 1 (Libor).........         France     109,282 EUR    21,407
Fremont General Corp., Series B, 7.875%, 3/17/09...  United States     157,000       115,395
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06....... United Kingdom   1,235,000       382,850
Southwest Royalties Inc., B, 10.50%, 10/15/04......  United States     870,000       696,000
Xerox Credit Corp.:
  0.80%, 12/16/02..................................  United States 100,000,000 JPY   701,969
  1.5%, 6/06/05....................................  United States 200,000,000 JPY 1,022,432
                                                                                   -------
Total Corporate Bonds & Notes (Cost $4,850,126)                                    4,630,716
                                                                                   -------
/b/Bonds & Notes in Reorganization 4.6%
Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11  United States      45,000         2,835
Comdisco Inc.:
  6.13%, 8/01/01...................................  United States     595,000       458,150
  7.23%, 8/16/01...................................  United States     255,000       197,625
  6.65%, 11/13/01..................................  United States     200,000       154,000
  6.375%, 11/30/01.................................  United States     432,000       328,320
  6.00%, 1/30/02...................................  United States     175,000       134,750
  5.95%, 4/30/02...................................  United States     924,000       702,240
  6.125%, 1/15/03..................................  United States     124,000        95,480
  9.50%, 8/15/03...................................  United States     248,000       197,160
  Bank Claim.......................................  United States     263,000       209,414

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                  PRINCIPAL
                                                      COUNTRY      AMOUNT*           VALUE
----------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
DecisionOne Corp.,Term Loan....................... United States $    995,503     $    716,762
Dow Corning Corp.:
  9.375%, 2/01/08................................. United States      550,000          935,000
  Bank Claim...................................... United States      100,000          145,000
Edison International:
  6.875%, 9/15/04................................. United States      271,000          246,610
  zero cpn., 1/22/01.............................. United States      115,000          108,675
Enron Corp.:
  9.125%, 4/01/03................................. United States      145,000           27,188
  144A, 8.00%, 8/15/05............................ United States      435,000           81,563
  7.125%, 5/15/07................................. United States       29,000            5,438
  6.725%, 11/17/08................................ United States      150,000           28,125
Enron Corp. Trust II, 144A, 7.375%, 5/15/06....... United States      277,000           51,938
Genesis Health Ventures Inc., zero cpn., 2/20/49.. United States          325              325
Harnischfeger Industries Inc.:
  8.90%, 3/01/22.................................. United States      410,000           30,340
  8.70%, 6/15/22.................................. United States      360,000           27,108
  7.25%, 12/15/25................................. United States      519,000           38,821
  6.875%, 2/15/27................................. United States      463,000           34,031
  Bank Claim...................................... United States      603,475           43,812
Integrated Health Services Inc.:
  Revolver........................................ United States      799,862          459,921
  Term Loan, Trenche B............................ United States      926,924          532,981
  Term Loan, Trenche C............................ United States       49,500           28,463
Laidlaw Inc.:
  7.70%, 8/15/02..................................        Canada      689,000          375,505
  7.05%, 5/15/03..................................        Canada      420,000          231,000
  6.65%, 10/01/04.................................        Canada       24,000           12,840
  7.875%, 4/15/05.................................        Canada      385,000          207,900
  6.50%, 5/01/05..................................        Canada      330,000          176,550
  7.65%, 5/15/06..................................        Canada      240,000          133,200
  6.70%, 5/01/08..................................        Canada      295,000          157,825
  8.75%, 4/15/25..................................        Canada      361,000          196,745
  6.72%, 10/01/27.................................        Canada      835,000          446,725
  Revolver........................................        Canada    1,628,433          928,207
Loewen Group Inc.:
  144A, 6.70%, 10/01/99...........................        Canada      360,000          190,800
  Revolver........................................        Canada      629,346          453,129
  Series 5, 6.10%, 10/01/02.......................        Canada      341,000 CAD      149,538
  Term Loan.......................................        Canada      108,500           78,120
Loewen Group International, Inc.:
  Series 6, 7.20%, 6/01/03........................        Canada    1,765,000          935,450
  Series 7, 7.60%, 6/01/08........................        Canada    1,335,000          707,550
Metromedia Fiber Network Inc.:
  10.00%, 11/15/2008.............................. United States      959,000          282,905
  senior note, A, 10.00%, 12/15/09................ United States    1,574,000          464,330
  senior note, B, 10.00%, 12/15/09................ United States      835,000 EUR      211,893
Metromedia Fiber Networks Services 14.00%, 3/15/07 United States    2,634,000        1,738,440

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31 2001 (cont.)

                                                                                      PRINCIPAL
                                                                          COUNTRY      AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
NTL Communications Corp.:
  12.75%, 4/15/05..................................................... United States $    347,000     $    117,980
  9.25%, 11/15/06..................................................... United States      290,000 EUR       81,338
  10.00%, 2/15/07..................................................... United States      720,000          248,400
  12.375%, 2/01/08.................................................... United States      320,000 EUR       89,752
  11.50%, 10/01/08.................................................... United States    1,962,000          676,890
  9.875%, 11/15/09.................................................... United States      220,000 EUR       60,725
  11.875%, 10/01/10................................................... United States      485,000          172,175
  senior note, B, zero cpn. to 10/01/03, 12.375% thereafter, 10/01/08. United States      540,000          137,700
  senior note, B, zero cpn. to 4/15/04, 9.75% thereafter, 4/15/09..... United States    1,065,000 GBP      404,220
  zero cpn., 11/15/04................................................. United States      400,000 EUR       82,936
NTL Inc.:
  cvt., 5.75%, 12/15/09............................................... United States    1,194,000          132,833
  senior note, B, 11.50%, 2/01/06..................................... United States    1,279,000          441,255
  senior note, B, 9.50%, 4/01/08...................................... United States       65,000 GBP       29,326
  senior note, B, zero cpn. to 4/01/03, 10.75% thereafter, 4/01/08.... United States    1,069,000 GBP      404,512
  senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08........ United States    1,264,000          328,640
Optel Inc.:
  13.00%, 2/15/05..................................................... United States      720,000          122,400
  11.50%, 7/01/08..................................................... United States       25,000            4,250
Osprey Trust:
  6.375%, 1/15/03..................................................... United States      130,000 EUR       21,704
  7.797%, 1/15/03..................................................... United States      150,000           28,125
  144A, 6.375%, 1/15/03............................................... United States       70,000 EUR       11,687
  144A, 7.797%, 1/15/03............................................... United States      295,000           58,263
  144A, 8.31%, 1/15/03................................................ United States    2,179,000          430,353
Owens Corning, bank claim............................................. United States    2,350,551        1,645,386
PG & E Corp.:
  7.375%, 11/01/05.................................................... United States    2,269,000        2,382,450
  6.75%, 10/01/23..................................................... United States       25,000           23,500
  Commercial Paper, 1/18/01........................................... United States       92,000           82,800
  Commercial Paper, 1/30/01........................................... United States       45,000           40,500
  Commercial Paper, 2/16/01........................................... United States      136,000          122,400
  FRN, 144A, 7.575%, 10/31/01......................................... United States    2,000,000        1,890,000
  MTN, 5.94%, 10/07/03................................................ United States      115,000          109,250
  Term Loan........................................................... United States      386,466          367,143
  Trade Claim......................................................... United States      430,003          402,053
PIV Investment Finance (Cayman) Ltd., 12/01/00........................     Hong Kong   12,200,000        1,952,000
Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17................... United States       20,000            1,260
Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05...............................................     Indonesia      790,000           71,100
  Reg S, 12.75%, 7/15/05..............................................     Indonesia      140,000           12,600
Providian Financial Corp, cvt., zero cpn., 2/15/21.................... United States      930,000          163,913
Safety Kleen Corp.:
  9.25%, 6/01/08...................................................... United States        5,000                1
  9.25%, 5/15/09...................................................... United States       63,000                6
  Bank Claim.......................................................... United States       55,747 CAD       11,001
  Revolver............................................................ United States      479,447          172,601
  Term Loan A......................................................... United States      469,975          169,191
  Term Loan B......................................................... United States      467,305          168,230
  Term Loan C......................................................... United States      467,305          168,230

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                    PRINCIPAL
                                                                                        COUNTRY      AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
Southern California Edison Co.:
  7.20%, 11/03/03................................................................... United States $  1,236,000     $  1,254,540
  6.375%, 1/15/06................................................................... United States       65,000           61,750
  7.125%, 7/15/25................................................................... United States       55,000           52,250
  FRN, 7.20%, 5/01/02............................................................... United States      560,000          540,400
  United Co., Financial Corp., Bank Claim........................................... United States    2,450,427           24,504
  Wyndham International Inc., Bank Claim............................................ United States      292,400          241,230
                                                                                                                    ------------
Total Bonds & Notes in Reorganization (Cost $25,701,818)............................                                  30,316,480
                                                                                                                    ------------
/b/Companies in Liquidation
Nippon Credit Bank Ltd., Bank Claim.................................................         Japan   48,820,209 JPY        1,900
Nippon Total Finance, Bank Claim....................................................         Japan   46,379,531 JPY          425
Peregrine Investments Holdings Ltd., zero cpn., 1/22/98.............................     Hong Kong    5,000,000 JPY        3,052
                                                                                                                    ------------
Total Companies in Liquidation......................................................                                       5,377
                                                                                                                    ------------
Government Agencies 24.8%
Federal Home Loan Bank, 1.43% to 2.29%, with maturities to 5/29/02.................. United States   40,600,000       40,499,479
Federal Home Loan Mortagage Corporation, 2.25%, 1/17/02............................. United States   30,000,000       29,887,778
/d/Federal National Mortgage Association, 1.80% to 3.36%, with maturities to 5/16/02 United States   94,200,000       94,017,604
                                                                                                                    ------------
Total Government Agencies (Cost $164,293,759).......................................                                 164,404,861
                                                                                                                    ------------

                                                                                                     SHARES
                                                                                                   ------------
/e/Short Term Investments (Cost $15,523,056) 2.3%
Franklin Institutional Fiduciary Trust Money Market Portfolio.......................                 15,523,056       15,523,056
                                                                                                                    ------------
Total Investments (Cost $599,367,018) 100.6%........................................                                 665,968,050
Securities Sold Short...............................................................                                     (96,174)
Net Equity in Forward Contracts.....................................................                                    (124,138)
Other Assets, less Liabilities (.6)%................................................                                  (3,790,515)
                                                                                                                    ------------
Total Net Assets 100.0%.............................................................                                $661,957,223
                                                                                                                    ------------

/f/Securities Sold Short (Proceeds $99,246)

ISSUER                                                                                  COUNTRY      SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
Amgen Inc........................................................................... United States        1,704     $     96,174
                                                                                                                    ------------

Currency Abbreviations:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen

/*The principal amount is stated in U.S. dollars unless otherwise indicated. / /aNon-income producing. /
/bSee Note 7 regarding defaulted securities. /
/cSee Note 8 regarding restricted securities. /
/dSee Note 1(f) regarding securities segregated with broker for securities sold short. /
/eThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc. /
/fSee Note 1(f) regarding securities sold short. /

MS-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

    Assets:
      Investments in securities:
        Cost................................................. $ 599,367,018
                                                              -------------
        Value................................................   665,968,050
      Cash...................................................       498,168
      Foreign cash, at value (cost $1,221,163)...............     1,232,762
      Receivables:
        Investment securities sold...........................       846,310
        Capital shares sold..................................     2,171,192
        Dividends and interest...............................       864,758
      Unrealized gain on forward exchange contracts (Note 6).       483,012
                                                              -------------
         Total assets........................................   672,064,252
                                                              -------------
    Liabilities:
      Payables:
        Investment securities purchased......................     8,160,832
        Capital shares redeemed..............................       654,309
        Affiliates...........................................       491,414
        Professional fees....................................        20,412
      Securities sold short, at value (proceeds $99,246).....        96,174
      Unrealized loss on forward exchange contracts (Note 6).       607,150
      Due to broker variation margin.........................         6,349
      Other liabilities......................................        70,389
                                                              -------------
         Total liabilities...................................    10,107,029
                                                              -------------
           Net assets, at value.............................. $ 661,957,223
                                                              -------------
    Net assets consist of:
      Undistributed net investment income.................... $   6,140,179
      Net unrealized appreciation............................    66,492,299
      Accumulated net realized gain..........................    14,845,412
      Capital shares.........................................   574,479,333
                                                              -------------
           Net assets, at value.............................. $ 661,957,223
                                                              -------------
    Class 1:
      Net assets, at value...................................  $399,335,762
                                                              -------------
      Shares outstanding.....................................    28,362,578
                                                              -------------
      Net asset value and offering price per share...........        $14.08
                                                              -------------
    Class 2:
      Net assets, at value...................................  $262,621,461
                                                              -------------
      Shares outstanding.....................................    18,721,287
                                                              -------------
      Net asset value and offering price per share...........        $14.03
                                                              -------------

                                                                          MS-17
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
  Dividends................................................................... $ 5,181,424
  Interest....................................................................   6,551,082
                                                                               -------
    Total investment income...................................................  11,732,506
                                                                               -------
Expenses:
  Management fees (Note 3)....................................................   3,218,079
  Administrative fees (Note 3)................................................     754,929
  Distribution fees - Class 2 (Note 3)........................................     310,240
  Custodian fees..............................................................      20,500
  Reports to shareholders.....................................................     141,200
  Professional fees...........................................................      65,750
  Trustees' fees and expenses.................................................       5,050
  Dividends for securities sold short.........................................      54,842
  Other.......................................................................       7,600
                                                                               -------
    Total expenses............................................................   4,578,190
                                                                               -------
       Net investment income..................................................   7,154,316
                                                                               -------
Realized and unrealized gains (losses):
  Net realized gain from:
    Investments
     Unaffiliated issuers.....................................................  16,566,297
     Non-controlled affiliated issuers (Note 9)...............................  (3,227,872)
    Foreign currency transactions.............................................   1,218,275
                                                                               -------
       Net realized gain......................................................  14,556,700
                                                                               -------
  Net unrealized appreciation on:.............................................
    Investments...............................................................   9,988,499
    Translation of assets and liabilities denominated in foreign currencies...   1,372,846
                                                                               -------
       Net unrealized appreciation............................................  11,361,345
                                                                               -------
Net realized and unrealized gain..............................................  25,918,045
                                                                               -------
Net increase in net assets resulting from operations.......................... $33,072,361
                                                                               -------

MS-18
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                2001          2000
                                                                            --------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................. $  7,154,316  $  9,419,566
    Net realized gain from investments and foreign currency transactions...   14,556,700    37,151,317
    Net unrealized appreciation on investments and translation
     of assets and liabilities denominated in foreign currencies...........   11,361,345     6,740,081
                                                                            --------------------------
     Net increase in net assets resulting from operations..................   33,072,361    53,310,964
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................   (7,851,268)  (11,439,569)
     Class 2...............................................................   (1,837,489)     (324,220)
    Net realized gains:
     Class 1...............................................................  (25,705,025)   (9,903,995)
     Class 2...............................................................   (6,177,652)     (284,007)
                                                                            --------------------------
  Total distributions to shareholders......................................  (41,571,434)  (21,951,791)
  Capital share transactions: (Note 2)
     Class 1...............................................................   (3,039,328)  (69,864,071)
     Class 2...............................................................  229,345,621    28,660,307
                                                                            --------------------------
  Total capital share transactions.........................................  226,306,293   (41,203,764)
     Net increase (decrease) in net assets.................................  217,807,220    (9,844,591)
Net assets:
  Beginning of year........................................................  444,150,003   453,994,594
                                                                            --------------------------
  End of year.............................................................. $661,957,223  $444,150,003
                                                                            --------------------------
Undistributed net investment income included in net assets:
  End of year.............................................................. $  6,140,179  $  8,250,384
                                                                            --------------------------

                                                                          MS-19
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 60.72% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The Fund may also invest in foreign securities.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written
(sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year ended December 31,
                                               ---------------------------------------------------
                                                         2001                       2000
                                               ------------------------  --------------------------
                                                 Shares       Amount       Shares       Amount
Class 1 Shares:                                ----------  ------------  ----------  -------------
Shares sold...................................  3,012,112  $ 43,758,966   2,033,736  $  26,833,517
Shares issued on merger/ a/...................         --            --     295,300      3,756,224
Shares issued on reinvestment of distributions  2,336,789    33,556,293   1,683,246     21,343,564
Shares redeemed............................... (5,577,485)  (80,354,587) (9,316,064)  (121,797,376)
                                               ----------  ------------  ----------  -------------
Net decrease..................................   (228,584) $ (3,039,328) (5,303,782) $ (69,864,071)
                                               ----------  ------------  ----------  -------------

Class 2 Shares:
Shares sold................................... 17,449,242  $247,933,275   2,444,338  $  32,563,297
Shares issued on merger/ a/...................         --            --     251,168      3,197,391
Shares issued on reinvestment of distributions    559,326     8,015,141      47,967        608,227
Shares redeemed............................... (1,896,089)  (26,602,795)   (566,057)    (7,708,608)
                                               ----------  ------------  ----------  -------------
Net increase.................................. 16,112,479  $229,345,621   2,177,416  $  28,660,307
                                               ----------  ------------  ----------  -------------

/a/On May 1, 2000, the Mutual Shares Securities Fund acquired the net assets of
   Templeton Variable Products Series Fund (TVP)-Mutual Shares Investments Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP-Mutual Shares Investments Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Mutual Advisers, LLC (Franklin Mutual)               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
          0.15%         First $200 million
          0.135%        Over $200 million, up to and including $700 million
          0.10%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized capital gains differ for financial statement and tax purposes primarily due to the differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

              Cost of investments.................. $601,303,998
                                                    ------------
              Unrealized appreciation..............   81,821,844
              Unrealized depreciation..............  (17,157,792)
                                                    ------------
              Net unrealized appreciation.......... $ 64,664,052
                                                    ------------
              Undistributed ordinary income........ $  6,140,290
              Undistributed long term capital gains   16,803,191
                                                    ------------
              Distributable earnings............... $ 22,943,481
                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)


The tax character of distributions paid during the year ended December 31, 2001 was as follows:

                      Class 1
                        Ordinary income....... $21,131,284
                        Long-term capital gain  12,425,009
                                               -----------
                                               $33,556,293
                                               -----------
                      Class 2
                        Ordinary income....... $ 5,029,056
                        Long-term capital gain   2,986,085
                                               -----------
                                               $ 8,015,141
                                               -----------

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $97,292. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $339,718,384 and $231,520,988 respectively.

Transactions in call options written during the year ended December 31, 2001 were as follows:

                                                    Number of Premiums
                                                    Contracts Received
                                                    --------- --------
         Options outstanding at December 31, 2000..     32    $  6,530
         Options written...........................    158      42,959
         Options expired...........................    (32)     (6,530)
         Options terminated in closing transactions    (28)    (11,306)
         Options exercised.........................   (130)    (31,653)
                                                    --------- --------
         Options outstanding at December 31, 2001..     --    $     --
                                                    --------- --------

6. FORWARD CURRENCY CONTRACTS

At December 31, 2001, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                              In      Settlement      Unrealized
Contracts to Buy:                        Exchange for    Date         Gain/(Loss)
-----------------                        ------------ ---------- ---- -----------
     1,359,251     Swedish Krona... U.S. $   126,382   2/21/02   U.S.  $  2,827
               -                         -----------                   --------
Contracts to Sell:
------------------
     2,067,246     Danish Krone.... U.S. $   250,676   1/16/02            3,319
     3,268,119     European Unit...        2,948,321   1/16/02           40,346
     1,477,310     European Unit...        1,330,153   2/04/02           16,648
    16,140,808     British Pounds..       23,533,298   2/04/02           92,355
    12,106,949     Canadian Dollars        7,792,307   2/19/02          210,158
     2,018,056     Swedish Krona...          197,297   2/21/02            5,463
     1,912,273     European Unit...        1,712,912   2/27/02           14,051
    14,663,500     Norwegian Krone.        1,627,499   4/15/02           12,992
       726,081     Swiss Francs....          442,340   6/13/02            4,862
   833,029,252     Japanese Yen....        6,479,546   6/21/02           64,890
               -                         -----------                   --------
                                         $46,314,349                   $465,084
               -                         -----------                   --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)


                                                                         In      Settlement      Unrealized
Contracts to Buy:                                                   Exchange for    Date         Gain/(Loss)
-----------------                                                   ------------ ---------- ---- -----------
                             -                                      -----------                   ---------
Cross Currency Contracts:
-------------------------
                300,000             European Unit............. GBP      188,040   2/04/02         $   6,351
                 24,500             European Unit............. SEK      236,805   2/21/02               740
                             -                                                                    ---------
  Net unrealized gain on offsetting forward exchange contracts                                        8,010
                             -                                                                    ---------
    Unrealized gain on forward exchange contracts.........                                  U.S.  $ 483,012
                             -                                                                    ---------
Contracts to Buy:
-----------------
  1,515,000                         Canadian Dollars.......... U.S. $   959,540   2/19/02   U.S.  $ (10,750)
                460,000             Swedish Krona.............           43,918   2/21/02              (191)
                850,000             Norwegian Krone...........           94,287   4/15/02              (699)
                             -                                      -----------                   ---------
                                                               U.S. $ 1,097,745                     (11,640)
                             -                                      -----------                   ---------
Contracts to Sell:
------------------
             14,939,778             Danish Krone.............. U.S. $ 1,732,482   1/16/02           (55,143)
             27,509,390             European Unit.............       24,152,688   1/16/02          (325,183)
              3,335,420             British Pounds............        4,836,935   1/16/02           (12,710)
  4,620,874                         European Unit.............        4,039,495   2/04/02           (69,014)
              1,646,320             British Pounds............        2,353,643   2/04/02           (37,272)
                 38,000             Swedish Krona.............            3,601   2/21/02               (11)
              1,374,087             European Unit.............        1,216,330   2/27/02            (4,407)
              1,741,463             Norwegian Krone...........          191,294   4/15/02              (448)
              7,324,646             Swiss Francs..............        4,407,128   6/13/02            (6,113)
                             -                                      -----------                   ---------
                                                               U.S. $42,933,596                    (510,301)
                             -                                      -----------                   ---------
  Net unrealized loss on offsetting forward exchange contracts                                      (85,209)
                             -                                                                    ---------
    Unrealized loss on forward exchange contracts.........                                         (607,150)
                             -                                                                    ---------
    Net unrealized loss on forward exchange contracts.....                                  U.S.  $(124,138)
                             -                                                                    ---------

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2001, the Fund held defaulted securities with a value aggregating $30,316,480, representing 4.6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2001 were as follows:

 Number                                                             Acquisition
of Shares  Issuer                                                      Date        Cost      Value
-----------------------------------------------------------------------------------------------------
    8,140  Montpelier Re Holdings Ltd.                               12/11/01   $  814,000 $  814,000
1,148,000  Nippon Investment LLC                                      2/14/01    1,148,000  1,148,000
   16,280  Olympus Re Holdings Ltd.                                  12/19/01    1,628,000  1,628,000
   27,030  Security Capital European Realty                           4/08/98      540,600    396,125
   15,000  White Mountains Insurance Group Inc. (Restricted Shares)   6/01/01    3,000,000  4,959,000
                                                                                           ----------
Total Restricted Securities (1.35% of Net Assets)                                          $8,945,125
                                                                                           ----------

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2001 were as shown below:

                                        Number of Shares                       Number of Shares                       Realized
                                             Held At        Gross     Gross        Held At       Value At   Dividend  Capital
            Name of Issuer              Beginning of Year Additions Reductions   End of Year    End of Year  Income    Losses
--------------------------------------- ----------------- --------- ---------- ---------------- ----------- -------- -----------
Corsorcio G Grupa Dina SA, de CV, cvt.,
 8.00%, 8/08/04                             5,657,000        --     5,657,000         --            $ *        --     (2,577,310)
Convorda G Grupa Dina SA de CV, L, ADR         75,850        --        75,850         --              *        --       (650,562)
                                                                                                ----------- -------- -----------
Total non-controlled affiliated issuers                                                             $--       $--    $(3,227,872)
                                                                                                ----------- -------- -----------

*  Asof December 31, 2001, no longer an affiliate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Mutual Shares Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ''financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Tax Designation


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $16,804,658 as a capital gain dividend for the fiscal year ended December 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 13.31% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                  TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (effective 5/1/02, Templeton Global Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

Turmoil and volatility best describe global markets during the past 12 months. As we entered 2001, economic softness and continued weakness in technology, media and telecommunications (TMT) stocks plagued the markets; however, a spring rally brought relief to investors and signaled a potential economic rebound in the second half of 2001. Unfortunately, the tragic events of September 11 put the economic recovery on hold. In response to these developments, most global central banks, led by the U.S. Federal Reserve Board (the Fed), reduced interest rates aggressively, which, in part, drove share prices higher during the fourth quarter of 2001. Within this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a 15.91% loss, while the J.P. Morgan Global Government Bond Index fell 0.79% in U.S. dollar terms during the year ended December 31, 2001./1 Templeton Asset Strategy Fund performed well relative to these benchmarks. At the end of the reporting period, the Fund held 80.0% of its total net assets in equities, 18.2% in fixed income and 1.8% in short-term investments and other net assets. /

Equity

An eclectic mix of equity securities influenced the Fund's performance during the year under review. Meaningful positive contributors included U.K. retailer Marks & Spencer, which this past year registered a gain of nearly 96% as the company's restructuring exhibited signs of success. Our telecommunications holdings were a mixed blessing with Mexico's Telmex registering a solid 25% gain during the period as the cash flow-rich company continued to repurchase shares and Mexico's convergence with the U.S. supported share prices. Conversely, Japanese telecommunications giant NTT continued to languish, as its corporate restructuring and Japan's long-needed reforms failed to gain traction, further disappointing investors. Finally, a number of our insurance-related securities slumped on concerns over exposure to the September 11 tragedy.

1. Source: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Stocks                                    80.0%
Fixed Income Securities                   18.2%
Short-Term Investments & Other Net Assets  1.8%

At the end of the period, our largest country exposure was the U.S., representing 15.1% of the Fund's total net assets. We are confident in these holdings and found select opportunities in U.S. equities during the reporting period. However, the rally the Nasdaq Composite Index and other domestic stock markets experienced late in the period left valuations, particularly within the TMT sector, stretched by historical standards.

Europe remained our largest regional exposure. At year-end, the 12 participating European Monetary Union (EMU) countries prepared for using the euro as their tangible currency. In our opinion, the EMU will benefit from the greater transparency of a single currency. Additionally, we see an increased potential for cross-border merger and acquisition activity, which should be beneficial for our holdings.

Within Asia, Japan and Hong Kong remained our largest country exposures. Hong Kong continued to benefit from China's growing economy while Japan again befuddled the world. Needed bank reform is slow in coming, but the new prime minister showed signs of commitment and appeared to have the fortitude to push forward with the painful, yet necessary, changes.

Fixed Income

International bond markets generally posted positive returns. During the 12 months ended December 31, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 5.24% in local currency terms. However, a stronger U.S. dollar during the period resulted in lower returns for the index in U.S. dollar terms, and the JPM GGBI declined 0.79% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a
positive 6.55% return for the same period./2       /

The U.S. Treasury yield curve steepened as yields for short-term securities fell while yields for longer-term bonds ended the period at levels similar to those of year-end 2000. Short-term interest rates decreased as the Fed reduced the federal funds target rate 11 times in 2001, leading to generally positive returns for the U.S. bond market. However, long-term rates remained largely unchanged during the period due to expectations of a rapid economic recovery and rising interest rates in 2002.

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Top Five Country Holdings
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01

                                         % of Total
                                         Net Assets
                             ----------------------

                             U.S.           15.1%

                             U.K.           11.8%

                             Japan           5.9%

                             Netherlands     5.5%

                             France          4.5%



 Top Five Sectors/Industries
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Financials                16.4%

                       Telecommunications
                       Services                  10.6%

                       Industrials                9.5%

                       Materials                  8.8%

                       Consumer Discretionary     8.3%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

European bonds rose 5.43% in local-currency terms, as most European bond markets offered positive returns. The EMU bond market also posted positive returns, principally due to interest payments obtained from holding such bonds as well as gains from falling interest rates in Europe. The EMU benchmark yield curve steepened during the period, as short-term rates fell as the European Central Bank reduced its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the year under review./3 /

Elsewhere, the Japanese bond index also rose, up 1.36% for the 12-month period, as the Bank of Japan implemented quantitative easing of monetary policy in response to the economic recession. The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably in local currency terms, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the 12-month period, mostly as a result of Argentina's economic crisis. However, excluding Argentina, the asset class generated positive returns as most countries adhered to what we believe are relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging market countries also supported this asset class. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 9.70% in U.S. dollar terms during the period. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./4 /

During the year under review, we sought to maximize the Fund's total return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds generated a relatively high level of income.

3. Source: J.P. Morgan, Government Bond Index Monitor.
4. Source: J.P. Morgan, Emerging Markets Bond Index Monitor.

Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Europe                                   49.6%
North America                            23.6%
Asia                                     14.8%
Latin America/Caribbean                   7.2%
Mid-East/Africa                           1.7%
Australia/New Zealand                     1.3%
Short-Term Investments & Other Net Assets 1.8%

Looking Ahead

The past year was an encouraging period for our investment style as investors continued their return to a more rational valuation approach to investing. Looking forward as we enter 2002, we think the global economy faces many challenges; however, we believe our portfolio is well-positioned because of our focus on companies with solid balance sheets and strong management teams. Additionally, our significant holdings in Europe may benefit if, as we expect, the euro strengthens. In our opinion, global inflation and interest rates will remain low in the period ahead as the economy recovers only gradually during the second half of 2002, which would be a favorable environment for high-quality bonds. We believe that the Fund's short- to intermediate-term developed country bonds offer stability and potential capital gain benefits, and that its emerging market bond positions, in particular, will continue to offer attractive yields.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 1*
 Periods ended 12/31/01

                                                      Since
                                                    Inception
                            1-Year 5-Year  10-Year  (8/24/88)
-------------------------------------------------------------
Cumulative Total Return     -9.72% +36.74% +163.46% +260.41%
Average Annual Total Return -9.72%  +6.46%  +10.17%  +10.08%
Value of $10,000 Investment $9,028 $13,674  $26,346  $36,041


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
 for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Asset Strategy Fund - Class 1*, the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (40)
This graph compares the performance of Templeton Asset Strategy Fund - Class 1* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/92 to 12/31/01.



                                      MSCI All       J.P. Morgan
                       Templeton      Country          Global
                     Asset Strategy  World Free      Government
                     Fund - Class I    Index         Bond Index
---------------------------------------------------------------
     01/01/1992          $10,000      $10,000           $10,000
     01/31/1992           $9,915       $9,851            $9,855
     02/29/1992          $10,187       $9,702            $9,826
     03/31/1992          $10,063       $9,270            $9,735
     04/30/1992          $10,320       $9,395            $9,817
     05/31/1992          $10,752       $9,755           $10,096
     06/30/1992          $10,720       $9,406           $10,371
     07/31/1992          $10,849       $9,436           $10,600
     08/31/1992          $10,721       $9,648           $10,882
     09/30/1992          $10,681       $9,566           $10,872
     10/31/1992          $10,601       $9,331           $10,600
     11/30/1992          $10,682       $9,486           $10,412
     12/31/1992          $10,810       $9,576           $10,510
     01/31/1993          $10,954       $9,610           $10,689
     02/28/1993          $11,210       $9,836           $10,861
     03/31/1993          $11,442      $10,401           $11,028
     04/30/1993          $11,664      $10,874           $11,229
     05/31/1993          $11,861      $11,129           $11,304
     06/30/1993          $11,959      $11,057           $11,310
     07/31/1993          $12,148      $11,286           $11,314
     08/31/1993          $12,725      $11,821           $11,649
     09/30/1993          $12,733      $11,622           $11,772
     10/31/1993          $13,161      $11,966           $11,767
     11/30/1993          $12,906      $11,344           $11,681
     12/31/1993          $13,631      $11,957           $11,800
     01/31/1994          $14,289      $12,750           $11,911
     02/28/1994          $13,753      $12,565           $11,780
     03/31/1994          $13,150      $12,001           $11,726
     04/30/1994          $13,268      $12,328           $11,715
     05/31/1994          $13,361      $12,400           $11,619
     06/30/1994          $12,999      $12,340           $11,757
     07/31/1994          $13,521      $12,612           $11,868
     08/31/1994          $13,901      $13,061           $11,837
     09/30/1994          $13,615      $12,754           $11,895
     10/31/1994          $13,758      $13,081           $12,073
     11/30/1994          $13,319      $12,513           $11,921
     12/31/1994          $13,226      $12,557           $11,949
     01/31/1995          $13,083      $12,302           $12,190
     02/28/1995          $13,379      $12,434           $12,504
     03/31/1995          $13,586      $13,003           $13,141
     04/30/1995          $14,028      $13,476           $13,350
     05/31/1995          $14,547      $13,625           $13,722
     06/30/1995          $14,805      $13,627           $13,809
     07/31/1995          $15,359      $14,287           $13,874
     08/31/1995          $15,229      $13,974           $13,488
     09/30/1995          $15,731      $14,358           $13,791
     10/31/1995          $15,420      $14,119           $13,927
     11/30/1995          $15,896      $14,563           $14,083
     12/31/1995          $16,208      $15,002           $14,257
     01/31/1996          $16,623      $15,335           $14,110
     02/29/1996          $16,761      $15,399           $14,029
     03/31/1996          $16,916      $15,636           $14,008
     04/30/1996          $17,328      $16,018           $13,956
     05/31/1996          $17,565      $16,034           $13,970
     06/30/1996          $17,537      $16,122           $14,091
     07/31/1996          $17,079      $15,521           $14,350
     08/31/1996          $17,499      $15,712           $14,411
     09/30/1996          $17,846      $16,291           $14,490
     10/31/1996          $18,065      $16,356           $14,777
     11/30/1996          $19,135      $17,232           $14,988
     12/31/1996          $19,263      $16,982           $14,883
     01/31/1997          $19,995      $17,267           $14,511
     02/28/1997          $20,193      $17,502           $14,411
     03/31/1997          $19,983      $17,152           $14,302
     04/30/1997          $20,203      $17,702           $14,221
     05/31/1997          $21,348      $18,759           $14,557
     06/30/1997          $22,215      $19,720           $14,723
     07/31/1997          $23,519      $20,611           $14,669
     08/31/1997          $22,414      $19,164           $14,651
     09/30/1997          $23,967      $20,186           $14,976
     10/31/1997          $22,164      $18,984           $15,294
     11/30/1997          $22,233      $19,275           $15,110
     12/31/1997          $22,253      $19,527           $15,094
     01/31/1998          $22,124      $19,957           $15,244
     02/28/1998          $23,449      $21,322           $15,357
     03/31/1998          $24,852      $22,233           $15,242
     04/30/1998          $25,316      $22,442           $15,477
     05/31/1998          $24,590      $22,015           $15,543
     06/30/1998          $24,295      $22,411           $15,587
     07/31/1998          $24,705      $22,418           $15,629
     08/31/1998          $20,246      $19,277           $16,060
     09/30/1998          $19,855      $19,661           $16,899
     10/31/1998          $22,154      $21,456           $17,277
     11/30/1998          $23,451      $22,758           $17,082
     12/31/1998          $23,683      $23,814           $17,403
     01/31/1999          $24,242      $24,300           $17,260
     02/28/1999          $23,039      $23,690           $16,684
     03/31/1999          $24,265      $24,756           $16,726
     04/30/1999          $26,306      $25,826           $16,721
     05/31/1999          $25,285      $24,914           $16,426
     06/30/1999          $26,281      $26,155           $16,152
     07/31/1999          $26,505      $26,048           $16,507
     08/31/1999          $26,542      $26,016           $16,550
     09/30/1999          $26,106      $25,735           $16,789
     10/31/1999          $26,106      $27,038           $16,768
     11/30/1999          $27,153      $27,879           $16,569
     12/31/1999          $29,095      $30,201           $16,521
     01/31/2000          $28,149      $28,573           $16,195
     02/29/2000          $28,614      $28,670           $16,114
     03/31/2000          $29,758      $30,554           $16,583
     04/30/2000          $28,737      $29,182           $16,079
     05/31/2000          $28,617      $28,423           $16,197
     06/30/2000          $29,801      $29,387           $16,590
     07/31/2000          $29,542      $28,523           $16,330
     08/31/2000          $29,861      $29,410           $16,212
     09/30/2000          $28,631      $27,795           $16,180
     10/31/2000          $28,207      $27,250           $15,987
     11/30/2000          $27,996      $25,561           $16,318
     12/31/2000          $29,180      $25,988           $16,906
     01/31/2001          $29,588      $26,645           $16,894
     02/28/2001          $28,677      $24,404           $16,899
     03/31/2001          $27,206      $22,762           $16,427
     04/30/2001          $28,359      $24,419           $16,362
     05/31/2001          $28,011      $24,148           $16,314
     06/30/2001          $27,414      $23,409           $16,167
     07/31/2001          $27,228      $23,039           $16,576
     08/31/2001          $27,075      $21,979           $17,198
     09/30/2001          $24,376      $19,973           $17,320
     10/31/2001          $24,800      $20,396           $17,476
     11/30/2001          $25,956      $21,650           $17,217
     12/31/2001          $26,346      $21,854           $16,770

Total Return             163.46%      118.54%            67.70%

** Sources: Standard & Poor's Micropal; MSCI; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Asset Strategy Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TA-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights/a/


                                                                      Class 1
                                                 ------------------------------------------------
                                                              Year Ended December 31,
                                                 ------------------------------------------------
                                                   2001      2000      1999      1998      1997
                                                 --------  --------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the year)...
Net asset value, beginning of year.............. $  19.22  $  23.37  $  22.46  $  22.35  $  21.08
                                                 --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income/b,d/....................      .38       .44       .44       .69       .67
  Net realized and unrealized gains (losses)/d/.    (2.16)     (.45)     3.78       .75      2.44
                                                 --------  --------  --------  --------  --------
Total from investment operations................    (1.78)     (.01)     4.22      1.44      3.11
                                                 --------  --------  --------  --------  --------
Less distributions from:
  Net investment income.........................     (.26)     (.52)     (.50)     (.66)     (.63)
  Net realized gains............................    (1.67)    (3.62)    (2.81)     (.67)    (1.21)
                                                 --------  --------  --------  --------  --------
Total distributions.............................    (1.93)    (4.14)    (3.31)    (1.33)    (1.84)
                                                 --------  --------  --------  --------  --------
Net asset value, end of year.................... $  15.51  $  19.22  $  23.37  $  22.46  $  22.35
                                                 ------------------------------------------------

Total return/c/.................................  (9.72)%      .29%    22.86%     6.41%    15.52%

Ratios/supplemental data
Net assets, end of year (000's)................. $501,074  $628,244  $671,549  $692,163  $735,568
Ratios to average net assets:
  Expenses......................................     .81%      .81%      .74%      .78%      .74%
  Net investment income/d/......................    2.28%     2.20%     2.06%     2.88%     3.32%
Portfolio turnover rate.........................   35.63%    30.32%    45.34%    43.18%    45.27%


/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(h) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .11% for the year ended December 31, 2001.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights/a/ (continued)


                                                                    Class 2
                                                 ----------------------------------------------
                                                            Year Ended December 31,
                                                 ----------------------------------------------
                                                   2001     2000     1999     1998     1997/d/
                                                 ----------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year.............. $  19.13  $ 23.27  $ 22.38  $ 22.32  $   20.40
                                                 --------  -------  -------  -------  ---------
Income from investment operations:
  Net investment income/b,f/....................      .33      .37      .36      .63        .16
  Net realized and unrealized gains (losses)/f/.    (2.15)    (.43)    3.80      .74       1.76
                                                 --------  -------  -------  -------  ---------
Total from investment operations................    (1.82)    (.06)    4.16     1.37       1.92
                                                 --------  -------  -------  -------  ---------
Less distributions from:
  Net investment income.........................     (.23)    (.46)    (.46)    (.64)        --
  Net realized gains............................    (1.67)   (3.62)   (2.81)    (.67)        --
                                                 --------  -------  -------  -------  ---------
Total distributions.............................    (1.90)   (4.08)   (3.27)   (1.31)        --
                                                 --------  -------  -------  -------  ---------
Net asset value, end of year.................... $  15.41  $ 19.13  $ 23.27  $ 22.38  $   22.32
                                                 --------  -------  -------  -------  ---------

Total return/c/.................................  (9.95)%     .04%   22.54%    6.10%      9.41%
Ratios/supplemental data
Net assets, end of year (000's)................. $ 38,974  $32,346  $20,962  $15,763  $   9,665
Ratios to average net assets:
  Expenses......................................    1.06%    1.07%     .99%    1.03%   1.03%/e/
  Net investment income/f/......................    1.99%    1.91%    1.71%    2.61%   1.97%/e/
Portfolio turnover rate.........................   35.63%   30.32%   45.34%   43.18%     45.27%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized
/f/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(h) resulting in a decrease to net investment income and a corresponding increase to the net realized and unrealized gains (losses) in the amount of $.018, and a decrease in the ratio of net investment income to average net assets by .10% for the year ended December 31, 2001.

                                                                           TA-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001


                                           COUNTRY      SHARES      VALUE
    ------------------------------------------------------------------------
    Common Stocks 78.5%
    Aerospace & Defense 1.4%
    BAE Systems PLC.................... United Kingdom   153,055 $   689,427
    Rolls-Royce PLC.................... United Kingdom 2,733,657   6,624,274
                                                                 -----------
                                                                   7,313,701
                                                                 -----------
    Air Freight & Couriers 1.0%
    Deutsche Post AG...................    Germany       382,790   5,282,965
                                                                 -----------
    Airlines 1.0%
    British Airways PLC................ United Kingdom 1,925,900   5,465,733
                                                                 -----------
    Auto Components 2.4%
    Autoliv Inc........................     Sweden       246,900   5,014,539
    Autoliv Inc., SDR..................     Sweden       129,000   2,582,533
    Valeo SA...........................     France       140,790   5,616,106
                                                                 -----------
                                                                  13,213,178
                                                                 -----------
    Automobiles 1.0%
    Ford Motor Co...................... United States    154,148   2,423,207
    General Motors Corp................ United States     42,700   2,075,220
    Volkswagen AG......................    Germany        14,430     671,976
                                                                 -----------
                                                                   5,170,403
                                                                 -----------
    Banks 4.8%
    Banca Nazionale del Lavoro SpA.....     Italy        225,160     456,098
    Canadian Imperial Bank of Commerce.     Canada        70,000   2,405,325
    DBS Group Holdings Ltd.............   Singapore      476,000   3,557,433
    /a/DBS Group Holdings Ltd., 144A...   Singapore      468,000   3,497,644
    DNB Holding ASA....................     Norway     2,178,900   9,814,318
    Nordea AB, FDR.....................     Sweden     1,158,460   6,178,646
                                                                 -----------
                                                                  25,909,464
                                                                 -----------
    Chemicals 3.1%
    Akzo Nobel NV......................  Netherlands     178,695   7,979,373
    BASF AG............................    Germany       232,000   8,645,077
                                                                 -----------
                                                                  16,624,450
                                                                 -----------
    Commercial Services & Supplies 2.1%
    /a/Ceridian Corp................... United States    305,700   5,731,875
    Chubb PLC.......................... United Kingdom 1,581,900   3,959,930
    Kidde PLC.......................... United Kingdom 1,581,900   1,542,531
                                                                 -----------
                                                                  11,234,336
                                                                 -----------
    Communications Equipment .3%
    Alcatel SA.........................     France       101,525   1,735,640
                                                                 -----------
    Computers & Peripherals 2.2%
    Compaq Computer Corp............... United States    420,790   4,106,910
    Fujitsu Ltd........................     Japan        251,000   1,827,056
    Hewlett-Packard Co................. United States    127,500   2,618,850
    NEC Corp...........................     Japan        319,000   3,254,258
                                                                 -----------
                                                                  11,807,074
                                                                 -----------
    Construction & Engineering 1.0%
    Kurita Water Industries Ltd........     Japan        432,000   5,362,918
                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                 COUNTRY      SHARES      VALUE
----------------------------------------------------------------------------------
Common Stocks (cont.)
Construction Materials .1%
Hanson PLC................................... United Kingdom    96,900 $   668,470
                                                                       -----------
Diversified Financials 5.2%
ING Groep NV.................................  Netherlands     362,572   9,245,975
Nomura Holdings Inc..........................     Japan        461,600   5,917,046
Swire Pacific Ltd., A........................   Hong Kong    2,200,000  11,990,485
Swire Pacific Ltd., B........................   Hong Kong      945,000     678,649
                                                                       -----------
                                                                        27,832,155
                                                                       -----------
Diversified Telecommunication Services 10.6%
AT&T Corp.................................... United States    193,620   3,512,267
Cable & Wireless PLC......................... United Kingdom   975,500   4,692,225
Korea Telecom Corp., ADR.....................  South Korea     331,260   6,734,516
Nippon Telegraph & Telephone Corp............     Japan          1,152   3,753,273
Nippon Telegraph & Telephone Corp., ADR......     Japan          5,680      92,016
PT Indosat (Persero) TBK, ADR................   Indonesia      370,800   3,281,580
SBC Communications Inc....................... United States    181,510   7,109,747
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,562,970   5,336,097
Telefonica SA, ADR...........................     Spain        216,513   8,677,841
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       212,758   7,450,785
Worldcom Inc.-MCI Group...................... United States     17,840     226,568
/a/Worldcom Inc.-Worldcom Group.............. United States    446,000   6,279,680
                                                                       -----------
                                                                        57,146,595
                                                                       -----------
Electric Utilities 3.2%
E.On AG......................................    Germany       173,800   9,037,495
Endesa SA....................................     Spain        122,000   1,908,609
Endesa SA, ADR...............................     Spain         88,000   1,378,960
Iberdrola SA, Br.............................     Spain         85,000   1,106,501
Korea Electric Power Corp....................  South Korea     215,280   3,556,586
                                                                       -----------
                                                                        16,988,151
                                                                       -----------
Electrical Equipment .6%
Alstom SA....................................     France       287,440   3,196,650
                                                                       -----------
Food & Drug Retailing 1.6%
J.Sainsbury PLC.............................. United Kingdom 1,670,700   8,899,377
                                                                       -----------
Food Products 4.4%
Kraft Foods Inc.............................. United States    230,200   7,833,706
Nestle SA....................................  Switzerland      39,030   8,322,012
Unilever PLC................................. United Kingdom   930,650   7,639,159
                                                                       -----------
                                                                        23,794,877
                                                                       -----------
Health Care Providers & Services 2.2%
/a/Wellpoint Health Networks Inc............. United States    102,200  11,942,070
                                                                       -----------
Household Durables .6%
Koninklijke Philips Electronics NV...........  Netherlands     115,767   3,440,777
                                                                       -----------
Insurance 5.2%
Ace Ltd......................................    Bermuda        25,200   1,011,780
Allstate Corp................................ United States     80,000   2,696,000
AXA SA.......................................     France       316,124   6,606,265
Torchmark Corp............................... United States     90,000   3,539,700

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                  COUNTRY      SHARES      VALUE
------------------------------------------------------------------------------------
Common Stocks (cont.)
Insurance (cont.)
XL Capital Ltd., A............................    Bermuda       100,290 $  9,162,494
Zurich Financial Services AG..................  Switzerland      21,200    4,973,588
                                                                        ------------
                                                                          27,989,827
                                                                        ------------
Leisure Equipment & Products 1.2%
Mattel Inc.................................... United States    377,100    6,486,120
                                                                        ------------
Machinery 1.8%
Invensys PLC.................................. United Kingdom 3,015,770    5,234,035
Volvo AB, B...................................     Sweden       260,000    4,362,375
                                                                        ------------
                                                                           9,596,410
                                                                        ------------
Media 1.7%
Wolters Kluwer NV.............................  Netherlands     407,711    9,293,469
                                                                        ------------
Metals & Mining 3.9%
AngloGold Ltd., ADR...........................  South Africa    229,700    4,148,382
Barrick Gold Corp.............................     Canada       419,390    6,686,594
Consol Energy Inc............................. United States    250,000    6,210,000
/a/Corus Group PLC............................ United Kingdom 3,943,000    4,131,800
                                                                        ------------
                                                                          21,176,776
                                                                        ------------
Multiline Retail 1.3%
Marks & Spencer PLC........................... United Kingdom 1,339,010    7,035,113
                                                                        ------------
Oil & Gas 4.2%
Canadian Natural Resources Ltd................     Canada        64,699    1,578,656
Eni SpA.......................................     Italy        632,755    7,932,748
Husky Energy Inc..............................     Canada       549,350    5,668,156
Repsol YPF SA.................................     Spain         24,000      350,034
Shell Transport & Trading Co. PLC............. United Kingdom 1,070,600    7,354,435
                                                                        ------------
                                                                          22,884,029
                                                                        ------------
Paper & Forest Products 1.6%
Stora Enso OYJ, R.............................    Finland       690,520    8,841,391
                                                                        ------------
Pharmaceuticals 3.7%
Aventis SA....................................     France       104,430    7,415,517
Ono Pharmaceutical Co. Ltd....................     Japan        247,000    7,425,454
Teva Pharmaceutical Industries Ltd., ADR......     Israel        83,680    5,157,198
                                                                        ------------
                                                                          19,998,169
                                                                        ------------
Real Estate 1.3%
Cheung Kong Holdings Ltd......................   Hong Kong      652,500    6,777,830
                                                                        ------------
Road & Rail .7%
Nippon Express Co. Ltd........................     Japan      1,175,000    3,989,585
                                                                        ------------
Semiconductor Equipment & Products 1.5%
Samsung Electronics Co. Ltd...................  South Korea      37,700    8,007,842
                                                                        ------------
Software 1.6%
/a/Synopsys Inc............................... United States    148,800    8,789,613
                                                                        ------------
Total Common Stocks (Cost $447,918,760).......                           423,895,158
                                                                        ------------
Preferred Stock 1.5%
Petroleo Brasileiro SA, pfd. (Cost $8,388,499)     Brazil       360,000    7,969,704
                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                   PRINCIPAL
                                                       COUNTRY      AMOUNT*          VALUE
----------------------------------------------------------------------------------------------
Bonds 18.2%
Buoni Poliennali Del Tesoro
  7.75%, 11/01/06..................................     Italy       3,974,190 EUR $  4,009,258
  5.50%, 11/01/11..................................     Italy       2,300,000 EUR    2,102,650
Federal Republic of Germany
  3.75%, 8/26/03...................................    Germany      1,614,000 EUR    1,441,921
  3.25%, 2/17/04...................................    Germany      4,937,000 EUR    4,358,103
  5.00%, 8/19/05...................................    Germany      3,268,000 EUR    2,981,004
  6.00%, 7/04/07...................................    Germany      5,242,000 EUR    4,993,223
  5.00%, 7/04/11...................................    Germany      8,855,000 EUR    7,879,167
FNMA, 6.00%, 5/15/11............................... United States   2,398,000        2,440,979
Government of Canada
  6.00%, 6/01/08...................................     Canada      2,212,000 CAD    1,457,232
  6.00%, 6/01/11...................................     Canada        889,000 CAD      583,148
Government of France
  6.75%, 10/25/03..................................     France      2,126,000 EUR    1,994,891
  4.00%, 10/25/09..................................     France      6,420,000 EUR    5,379,106
Government of Netherlands, 5.75%, 2/15/07..........  Netherlands    3,958,000 EUR    3,714,865
Government of New Zealand, 7.00%, 7/15/09..........  New Zealand    2,665,000 NZD    1,128,736
Government of Spain, 10.15%, 1/31/06...............     Spain       2,450,000 EUR    2,639,047
Kingdom of Belgium, 7.50%, 7/29/08.................    Belgium      2,353,000 EUR    2,396,180
Kingdom of Denmark, 5.00%, 8/15/05.................    Denmark     11,696,000 DKK    1,415,708
Kingdom of Sweden, 6.00%, 2/09/05..................     Sweden      7,200,000 SEK      710,274
New South Wales Treasury Corp., 6.50%, 5/01/06.....   Australia     1,007,000 AUD      532,287
/b/Protexa Construcciones SA De Cv,12.125%, 7/24/02     Mexico         62,039           15,510
Republic of Brazil
  12.25%, 3/06/30..................................     Brazil        930,000          787,013
  11.00%, 8/17/40..................................     Brazil      3,265,000        2,522,213
Republic of Bulgaria, A, 4.5625%, 7/28/24..........    Bulgaria     2,845,000        2,532,050
Republic of Panama, 8.875%, 9/30/27................     Panama        960,000          888,000
Republic of Peru, FRN, 4.50%, 3/07/17..............      Peru       1,100,000          847,000
Republic of Turkey, 11.875%, 1/15/30...............     Turkey      1,195,000        1,159,150
Republic of Venezuela, 144A, 9.125%, 6/18/07.......   Venezuela     1,640,000        1,370,815
Republic of Venezuela, Reg S, 9.125%, 6/18/07......   Venezuela       600,000          501,518
U.S. Treasury Note
  3.00%, 11/30/03.................................. United States   2,821,000        2,823,866
  5.00%, 8/15/11................................... United States  22,454,000       22,404,893
United Kingdom, 7.50%, 12/07/06.................... United Kingdom  2,717,000 GBP    4,357,639
United Mexican States
  9.875%, 2/01/10..................................     Mexico        724,000          810,880
  11.375%, 9/15/16.................................     Mexico      1,330,000        1,643,215
  11.50%, 5/15/26..................................     Mexico      2,895,000        3,695,468
                                                                                  ------------
Total Bonds (Cost $100,560,858)....................                                 98,517,009
                                                                                  ------------
Total Long Term Investments (Cost $556,868,117)....                                530,381,871
                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                             COUNTRY     SHARES      VALUE
--------------------------------------------------------------------------------------------------------------
/c/Short Term Investments 1.3%
Franklin Institutional Fiduciary Money Market Portfolio (Cost $7,046,241) United States 7,046,241 $  7,046,241
                                                                                                  ------------
Total Investments (Cost $563,914,358) 99.5%..............................                          537,428,112
Other Assets less Liabilities .5%........................................                            2,619,494
                                                                                                  ------------
Total Net Assets 100.0%..................................................                         $540,047,606
                                                                                                  ------------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona



*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing
/b/The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

TA-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $563,914,358
                                                         ------------
             Value......................................  537,428,112
           Receivables:
             Capital shares sold........................       72,256
             Dividends and interest.....................    3,424,363
                                                         ------------
              Total assets..............................  540,924,731
                                                         ------------
         Liabilities:
           Payables:
             Capital shares redeemed....................      353,528
             Affiliates.................................      356,203
             Transfer agent.............................       52,000
             Reports to shareholders....................       85,000
           Other liabilities............................       30,394
                                                         ------------
              Total liabilities.........................      877,125
                                                         ------------
                Net assets, at value.................... $540,047,606
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $  8,598,433
           Net unrealized depreciation..................  (26,510,434)
           Accumulated net realized loss................   (8,301,940)
           Capital shares...............................  566,261,547
                                                         ------------
                Net assets, at value.................... $540,047,606
                                                         ------------
         Class 1:
           Net asset, at value.......................... $501,073,706
                                                         ------------
           Shares outstanding...........................   32,311,711
                                                         ------------
           Net asset value and offering price per share.       $15.51
                                                         ------------
         Class 2:
           Net asset, at value.......................... $ 38,973,900
                                                         ------------
           Shares outstanding...........................    2,529,128
                                                         ------------
           Net asset value and offering price per share.       $15.41
                                                         ------------

                                                                          TA-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $1,350,839)
  Dividends................................................................... $ 12,106,846
  Interest....................................................................    6,022,819
                                                                               ------------
    Total investment income...................................................   18,129,665
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    3,558,579
  Administrative fees (Note 3 )...............................................      825,204
  Distribution fees - Class 2 (Note 3 ).......................................       91,207
  Transfer agent fees.........................................................       26,194
  Custodian fees..............................................................      139,793
  Reports to shareholders.....................................................      155,798
  Professional fees...........................................................       27,707
  Trustees' fees and expenses.................................................        5,494
  Other.......................................................................        1,387
                                                                               ------------
    Total expenses............................................................    4,831,363
                                                                               ------------
       Net investment income..................................................   13,298,302
                                                                               ------------
Realized and unrealized losses:
  Net realized loss from:
    Investments...............................................................   (9,989,025)
    Foreign currency transactions.............................................     (165,103)
                                                                               ------------
       Net realized loss......................................................  (10,154,128)
  Net unrealized depreciation:
    Investments...............................................................  (66,387,046)
    Translation of assets and liabilities denominated in foreign currencies...      (77,335)
                                                                               ------------
       Net unrealized depreciation............................................  (66,464,381)
                                                                               ------------
Net realized and unrealized loss..............................................  (76,618,509)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(63,320,207)
                                                                               ------------

TA-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  13,298,302
    Net realized gain (loss) from investments and foreign currency transactions...........................   (10,154,128)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (66,464,381)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................   (63,320,207)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (7,936,813)
     Class 2..............................................................................................      (475,131)
    Net realized gains:
     Class 1..............................................................................................   (51,727,081)
     Class 2..............................................................................................    (3,403,336)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (63,542,361)
  Capital Share transactions: (Note 2)....................................................................
     Class 1..............................................................................................    (7,898,282)
     Class 2..............................................................................................    14,218,515
                                                                                                           --------------
  Total capital share transactions........................................................................     6,320,233
     Net decrease in net assets...........................................................................  (120,542,335)
Net Assets:
  Beginning of year.......................................................................................   660,589,941
                                                                                                           --------------
  End of year............................................................................................. $ 540,047,606
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   8,598,433
                                                                                                           --------------

                                                                                                               2000

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  14,959,060
    Net realized gain (loss) from investments and foreign currency transactions...........................    68,763,866
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (81,357,656)

     Net increase (decrease) in net assets resulting from operations......................................     2,365,270
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (15,153,507)
     Class 2..............................................................................................      (472,676)
    Net realized gains:
     Class 1..............................................................................................  (104,057,396)
     Class 2..............................................................................................    (3,633,708)

  Total distributions to shareholders.....................................................................  (123,317,287)
  Capital Share transactions: (Note 2)....................................................................
     Class 1..............................................................................................    73,640,758
     Class 2..............................................................................................    15,390,362

  Total capital share transactions........................................................................    89,031,120
     Net decrease in net assets...........................................................................   (31,920,897)
Net Assets:
  Beginning of year.......................................................................................   692,510,838

  End of year............................................................................................. $ 660,589,941

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   8,243,716


                                                                          TA-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Asset Strategy Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is high total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $646,849 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $624,907, increase unrealized gains by $50,448, and increase realized gains by $574,459. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               ---------------------------------------------------
                                                         2001                       2000
                                               ---------------------------------------------------
Class 1 Shares:                                  Shares       Amount       Shares       Amount
                                               ---------------------------------------------------
Shares sold...................................    482,742  $  8,364,185     516,917  $  10,149,459
Shares issued on merger/a/....................         --            --   2,830,073     53,573,397
Shares issued in reinvestment of distributions  3,678,415    59,663,894   6,151,475    119,210,903
Shares redeemed............................... (4,534,037)  (75,926,361) (5,549,199)  (109,293,001)
                                               ---------------------------------------------------
Net increase..................................   (372,880) $ (7,898,282)  3,949,266  $  73,640,758
                                               ---------------------------------------------------
Class 2 Shares:
Shares sold...................................  1,417,616  $ 23,183,700     785,706  $  15,358,226
Shares issued on merger/a/....................         --            --       2,893         54,613
Shares issued in reinvestment of distributions    240,301     3,878,467     212,594      4,106,384
Shares redeemed...............................   (819,294)  (12,843,652)   (211,313)    (4,128,861)
                                               ---------------------------------------------------
Net increase..................................    838,623  $ 14,218,515     789,880  $  15,390,362
                                               ---------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Asset Allocation Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel LLC (TIC)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .65%        First $200 million
           .585%        Over $200 million, up to and including $1.3 billion
            .52%        Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had $5,082,133 tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire in 2009.

At December 31, 2001, the Fund had deferred capital losses of $3,791,870 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of washsales, foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                  2001
                                               -----------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $11,365,682
                       Long-term capital gain.  48,298,212
                                               -----------
                                               $59,663,894
                                               -----------
                     Class 2
                       Ordinary income........ $   700,730
                       Long-term capital gain.   3,177,737
                                               -----------
                                               $ 3,878,467
                                               -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (continued)


At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and indistributed long-term capital loss carryforward for income tax purposes were as follows:

              Cost of investments.................. $564,614,050
                                                    ------------
              Unrealized appreciation..............   72,547,558
              Unrealized depreciation..............  (99,733,496)
                                                    ------------
              Net unrealized depreciation.......... $(27,185,938)
                                                    ------------

              Undistributed ordinary income........ $  9,870,187
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $  9,870,187
                                                    ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $203,401,805 and $219,057,996, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Asset Strategy Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on these statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the year ended December 31, 2001, most emerging markets experienced a significant slowdown in economic growth. Furthermore, the closure of U.S. financial markets following the September 11 terrorist attacks, and the ensuing U.S. economic fallout, contributed to greater volatility across all international markets, especially in Latin America.

Most Asian economies, including those of Hong Kong, South Korea, Thailand and Indonesia, had diminishing output and quarter-over-quarter declines in gross domestic product (GDP) throughout 2001. Although this translated into negative quarterly GDP for most of the region, South Korea's managed to grow at a 1.8% annualized rate in the third quarter of 2001, compared to 2.7% in the second quarter, mainly due to higher government and consumer expenditures. Making significant economic news, China ended its 15-year quest and officially entered the World Trade Organization (WTO) on December 11. Many observers expect China's accession to bring with it a wide scale of reforms that will further open its economy and lead to greater global integration and increased access for foreign investors. We expect China's entry to bode well for the nation's stock markets as the reforms should lead to greater transparency and protection for minority shareholders. One day after China's approval into the WTO, Taiwan's entry was also approved. In a move aimed at improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. Another positive change was President Bush's granting permanent normal trade status to China with the U.S., which should further support Chinese businesses.

Elsewhere in the region, Thailand's constitutional court acquitted Prime Minister Thaksin Shinawatra of graft charges. This single event appeared to remove the political uncertainty that had hindered his administration since it took office and should now allow Thaksin to concentrate on implementing key reforms. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after the parliament voted to remove Abdurrahman Wahid. Thailand and Indonesia have undergone tremendous strains, both politically and economically, but we expect the new governments to work toward the swift implementation of key reforms to expedite recovery and attract foreign investment.


                                    [CHART]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
12/31/01

Asia 49.6%

Europe 20.6%

Latin America 14.4%

Mid-East/Africa 13.8%

Short-Term Investments & Other Net Assets 1.6%

Most Latin American economies were negatively affected by the global economic slowdown. Also, the region experienced the contagion of Argentina's worsening recession and political upheaval resulting mainly from failed reforms and the country's increasingly precarious debt position. In December 2001, the International Monetary Fund (IMF) refused to disburse additional loans to Argentina due to noncompliance with the agreement signed one year earlier. These funds were critical for the country to keep servicing interest and principal maturities on its outstanding debt, given that Argentina has reduced its presence in the voluntary financial markets since the end of 1999. Furthermore, the Argentine government partially froze bank accounts by temporarily limiting withdrawals and transfers in an attempt to prevent excessive outflows from the financial system. At year-end, Argentina's social unrest made headlines as the country struggled for political and economic stability.

With the Argentinean crisis contagion, energy rationing and a weak- ening currency, Brazilian GDP also slowed significantly, and grew just 0.5% annualized in 2001's third quarter. Brazilian presidential elections scheduled for 2002 may divert attention away from the implementation of much-needed reforms. However, over the long term, we expect Brazil to continue working toward achieving economic recovery and attracting foreign investment. Weak export demand, particularly from the U.S., contributed to Mexico's -1.6% annualized GDP rate in the third quarter, the country's first such contraction in five years. When the U.S. economy recovers, we believe most Latin American economies are apt to rebound with it.

In Eastern Europe, aspirations of convergence to European Monetary Union (EMU) standards continued to push most markets to strive toward positive change, and Poland became a likely candidate for admission in 2004. However, in line with the global economic environment, Finance Minister Belka reduced Poland's 2002 GDP growth forecasts to 1.2%-1.5% from a previously optimistic estimate of 2.0%-2.5%. In line with that trend, Poland's third quarter 2001 GDP slowed to a 1.9% annualized rate, down significantly from its second quarter growth rate of 6.6%. Although falling oil prices and a strengthening ruble hindered export trade and profitability, Russia's economy remained strong enough to pay US$2.7 billion in early debt repayment to the IMF during October and November 2001. Russian president Putin also sought significant economic reforms and signed various bills into law, including changes to the tax code that should


 Top 10 Countries
 Templeton Developing Markets
 Securities Fund
 12/31/01

                                         % of Total
                                         Net Assets
                            -----------------------

                            South Africa   12.8%

                            Hong Kong      10.9%

                            Taiwan          9.5%

                            Turkey          7.4%

                            Mexico          6.9%

                            Brazil          5.9%

                            South Korea     5.8%

                            China           5.3%

                            Thailand        4.5%

                            Singapore       4.5%

benefit businesses. In Hungary, slowing demand for exports from the EMU and the U.S. helped cause third quarter Hungarian GDP growth to slow to a 3.7% annualized rate, compared with 4.0% in the second quarter and 4.4% in the first quarter. Elsewhere in developing Europe, Turkey secured a further US$10 billion from the IMF during November. As part of its agreement, the nation announced spending cuts and measures aimed at increasing revenues.

In South Africa, the rand became quite undervalued, as much as -55% according to purchasing parity studies. As quoted in The Financial Times, South Africa became the "cheapest country in the world" during 2001. South Africa now has the dubious privilege of being the only country in the world where a McDonald's Big Mac hamburger costs less than a U.S. dollar. At year-end, the rand was facing a confidence crisis. Even though Moody's(R), an independent credit rating agency, upgraded South Africa's credit standing in November, the rand continued to show weakness. It is now anticipated that the country's central bank may take some action to help support the currency. Despite expectations for some short-term volatility due to possible contagion from Argentina, we expect South Africa to continue attracting foreign investments because of its sound judicial and regulatory structures, as well as the adherence of the listed companies to accepted codes of corporate governance. We believe South Africa has excellent companies being sold at inexpensive prices. With the spiraling currency, we were able to buy these companies even more cheaply. In short, we believe we were buying first world companies at third world prices during the reporting period.

Within this challenging environment for developing markets, Templeton Developing Markets Securities Fund posted negative results for the year ended December 31, 2001, as shown in the Performance Summary following this report. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free Index and S&P(R)/International Finance Corporation Investable Composite Index, returned -2.37% and 1.77% during the same time./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                     Top 10 Equity Holdings
                     Templeton Developing Markets
                     Securities Fund
                     12/31/01
                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     South African
                     Breweries PLC                  3.6%
                     Beverages, South Africa

                     Kimberly Clark de Mexico
                     SA de CV, A                    2.8%
                     Paper & Forest Products,
                     Mexico

                     Akbank                         2.1%
                     Banks, Turkey

                     Samsung Electronics
                     Co. Ltd.                       2.1%
                     Semiconductor Equipment
                     & Products, South Korea

                     PT Telekomunikasi
                     Indonesia TBK, B               1.9%
                     Diversified
                     Telecommunication
                     Services, Indonesia

                     Banco Bradesco SA, pfd.        1.9%
                     Banks, Brazil

                     Tupras-Turkiye Petrol
                     Rafineleri AS                  1.8%
                     Oil & Gas, Turkey

                     Centrais Eletricas
                     Brasileiras SA (Eletrobras)    1.8%
                     Electric Utilities, Brazil

                     Polski Koncern Naftowy
                     Orlen SA                       1.7%
                     Oil & Gas, Poland

                     Fraser And Neave Ltd.          1.6%
                     Beverages, Singapore

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. As we continued our search for value stocks, we increased exposure to China H and Red Chip shares during the reporting period. We believe that a great number of these China-related companies stand to benefit from China's accession into the WTO and the subsequent implementation of reforms that could accompany its new trade status. Holdings in Taiwan also increased as we found what we believe are solid stocks backed by superior technology selling at cheap prices. The technology crash and falling export demand for electronics, especially from the U.S., led share prices to correct substantially. At year-end we believed many of these stocks were trading below their intrinsic value. On the other hand, we sold our holdings in China's Shanghai market as stock prices exceeded our estimate of their fair value after experiencing substantial price rises earlier in 2001. Despite Asia's slower economic growth and exports, we expect the region to continue attracting foreign investment. We believe most Asian economies should continue to benefit from lower U.S. interest rates, active reforms and restructuring, as well as revived domestic demand.

We increased our exposure to Russia as President Putin continued to implement key reforms and work toward improving market transparency. We also added selective holdings in Spain, which have substantial exposure to Latin America, allowing the Fund to also benefit from cheap valuations as well as good management, in our view. Similarly, we added to the portfolio's Peruvian exposure as our search for value stocks continued. On the other hand, exposure to Mexico fell as we reduced holdings in companies that we believed might be impacted by the U.S. recession. We also sold Brazilian stocks as contagion from Argentina appeared to push Brazilian stock markets lower. And we completed divestment in Chile, Colombia and Venezuela during the year under review, causing the Fund's overall Latin America exposure to fall from 21.9% of total net assets at the beginning of the year to just 14.4% by December 31, 2001.

Despite the impact of the unfortunate events of September 11, we believe that the key reasons favoring emerging market investments are still intact going into 2002. In fact, as a result of the panic selling following September 11, we intensified our search for undervalued stocks. We find that many markets are exhibiting strong fundamentals and are at low levels when compared with their historical highs. As we search for bargains, we make every attempt to mitigate some of the risks by focusing on companies that do not rely on exports to the U.S. but rather on their respective domestic economies for earnings and growth. Of course, if the whole world is in recession, there is no escaping the repercussions, but we believe that the Fund has invested in viable companies that should prosper in the long term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 1*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -8.08% -46.00%  -49.08%
              Average Annual Total Return -8.08% -11.59%  -10.94%
              Value of $10,000 Investment $9,192  $5,400   $5,092


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/01)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (42)
This graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/01.


                       Templeton Developing       MSCI EMF                 IFCI
                     Markets Securities Fund -  (EmMrktsFree)           Composite
                             Class I                $G1                     $T
---------------------------------------------------------------------------------
    03/04/1996               $10,000              $10,000                 $10,000
    03/31/1996               $10,017              $10,068                 $10,125
    04/30/1996                $9,977              $10,471                 $10,534
    05/31/1996               $10,007              $10,424                 $10,442
    06/30/1996                $9,797              $10,488                 $10,564
    07/31/1996                $9,248               $9,772                  $9,871
    08/31/1996                $9,248              $10,022                 $10,176
    09/30/1996                $9,368              $10,109                 $10,327
    10/31/1996                $9,138               $9,839                 $10,105
    11/30/1996                $9,458              $10,005                 $10,254
    12/31/1996                $9,428              $10,050                 $10,299
    01/31/1997               $10,108              $10,735                 $11,027
    02/28/1997               $10,347              $11,194                 $11,566
    03/31/1997               $10,136              $10,900                 $11,281
    04/30/1997                $9,895              $10,920                 $11,090
    05/31/1997                $9,815              $11,232                 $11,467
    06/30/1997                $9,985              $11,833                 $11,963
    07/31/1997               $10,368              $12,009                 $12,079
    08/31/1997                $9,371              $10,482                 $10,538
    09/30/1997                $9,613              $10,772                 $10,880
    10/31/1997                $7,871               $9,004                  $9,091
    11/30/1997                $7,076               $8,676                  $8,660
    12/31/1997                $6,674               $8,885                  $8,783
    01/31/1998                $6,261               $8,188                  $8,205
    02/28/1998                $6,976               $9,043                  $9,043
    03/31/1998                $7,138               $9,435                  $9,398
    04/30/1998                $6,902               $9,333                  $9,421
    05/31/1998                $5,822               $8,054                  $8,246
    06/30/1998                $5,112               $7,209                  $7,404
    07/31/1998                $5,143               $7,438                  $7,698
    08/31/1998                $3,950               $5,287                  $5,534
    09/30/1998                $4,166               $5,623                  $5,797
    10/31/1998                $4,762               $6,215                  $6,468
    11/30/1998                $5,369               $6,732                  $6,956
    12/31/1998                $5,277               $6,634                  $6,851
    01/31/1999                $5,081               $6,527                  $6,685
    02/28/1999                $4,999               $6,591                  $6,804
    03/31/1999                $5,704               $7,459                  $7,599
    04/30/1999                $6,947               $8,382                  $8,634
    05/31/1999                $6,759               $8,333                  $8,480
    06/30/1999                $7,553               $9,279                  $9,404
    07/31/1999                $7,041               $9,027                  $9,269
    08/31/1999                $6,780               $9,109                  $9,370
    09/30/1999                $6,436               $8,801                  $9,109
    10/31/1999                $6,613               $8,989                  $9,264
    11/30/1999                $7,042               $9,795                 $10,097
    12/31/1999                $8,118              $11,041                 $11,450
    01/31/2000                $7,804              $11,107                 $11,449
    02/29/2000                $7,509              $11,254                 $11,439
    03/31/2000                $7,562              $11,309                 $11,604
    04/30/2000                $6,816              $10,237                 $10,403
    05/31/2000                $6,298               $9,814                 $10,130
    06/30/2000                $6,742              $10,159                 $10,415
    07/31/2000                $6,488               $9,637                  $9,913
    08/31/2000                $6,625               $9,684                  $9,953
    09/30/2000                $5,992               $8,839                  $9,063
    10/31/2000                $5,507               $8,198                  $8,330
    11/30/2000                $5,243               $7,482                  $7,594
    12/31/2000                $5,538               $7,662                  $7,815
    01/31/2001                $6,108               $8,717                  $8,818
    02/28/2001                $5,612               $8,034                  $8,139
    03/31/2001                $5,106               $7,245                  $7,437
    04/30/2001                $5,349               $7,603                  $7,878
    05/31/2001                $5,507               $7,694                  $8,116
    06/30/2001                $5,464               $7,536                  $7,969
    07/31/2001                $5,134               $7,060                  $7,425
    08/31/2001                $5,134               $6,990                  $7,324
    09/30/2001                $4,495               $5,908                  $6,189
    10/31/2001                $4,633               $6,275                  $6,573
    11/30/2001                $4,900               $6,930                  $7,343
    12/31/2001                $5,092               $7,480                  $7,953

Total Return                 -49.08%              -25.20%                 -20.47%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TD-6
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/

                                                                    Class 1
                                              ---------------------------------------------------
                                                            Year Ended December 31,
                                              ---------------------------------------------------
                                                2001      2000       1999      1998       1997
                                              ---------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   5.25  $    7.77  $   5.13  $    6.63  $    9.43
                                              ---------------------------------------------------
Income from investment operations:
  Net investment income/b/...................      .08        .07       .05        .07        .09
  Net realized and unrealized gains (losses).     (.50)     (2.52)     2.67      (1.42)     (2.82)
                                              ---------------------------------------------------
Total from investment operations.............     (.42)     (2.45)     2.72      (1.35)     (2.73)
                                              ---------------------------------------------------
Less distributions from:
  Net investment income......................     (.05)      (.07)     (.08)      (.09)      (.04)
  Net realized gains.........................       --         --        --       (.06)      (.03)
                                              ---------------------------------------------------
Total distributions..........................     (.05)      (.07)     (.08)      (.15)      (.07)
                                              ---------------------------------------------------
Net asset value, end of year................. $   4.78  $    5.25  $   7.77  $    5.13  $    6.63
                                              ---------------------------------------------------

Total return/c/..............................  (8.08)%   (31.76)%    53.84%   (20.94)%   (29.22)%

Ratios/supplemental data
Net assets, end of year (000's).............. $240,289  $ 301,645  $297,605  $ 180,684  $ 163,459
Ratios to average net assets:
  Expenses...................................    1.57%      1.56%     1.50%      1.66%      1.58%
  Net investment income......................    1.64%      1.13%      .82%      1.67%      1.63%
Portfolio turnover rate......................   78.29%     89.48%    60.27%     23.22%     23.82%

/a/Financial highlights presented reflect historical financial information from
            TVP-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/ (continued)

                                                                     Class 2
                                              --------------------------------------------------
                                                             Year Ended December 31,
                                              --------------------------------------------------
                                                2001      2000      1999      1998      1997/d/
                                              --------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   5.22  $    7.74  $  5.12  $    6.62  $    9.85
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/b/...................      .07        .06      .03        .07        .04
  Net realized and unrealized gains (losses).     (.49)     (2.53)    2.66      (1.42)     (3.27)
                                              --------------------------------------------------
Total from investment operations.............     (.42)     (2.47)    2.69      (1.35)     (3.23)
                                              --------------------------------------------------
Less distributions from:
  Net investment income......................     (.04)      (.05)    (.07)      (.09)        --
  Net realized gains.........................       --         --       --       (.06)        --
                                              --------------------------------------------------
Total distributions..........................     (.04)      (.05)    (.07)      (.15)        --
                                              --------------------------------------------------
Net asset value, end of year................. $   4.76  $    5.22  $  7.74  $    5.12  $    6.62
                                              --------------------------------------------------

Total return/c/..............................  (8.08)%   (32.04)%   53.27%   (21.03)%   (32.79)%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 64,081  $  56,617  $49,654  $  17,287  $   9,569
Ratios to average net assets:
  Expenses...................................    1.82%      1.81%    1.75%      1.91%      1.77%/e/
  Net investment income......................    1.37%       .88%     .52%      1.44%      1.48%/e/
Portfolio turnover rate......................   78.29%     89.48%   60.27%     23.22%     23.82%

/a/Financial highlights presented reflect historical financial information from
            TVP-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

TD-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001

                                                                     INDUSTRY                  SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------
Long Term Investments 98.4%
Argentina 1.5%
/a/BBVA Banco aFrances SA, ADR.........................                Banks                       83,950 $    552,391
Capex SA, GDR, 144A....................................         Electric Utilities                 21,514       86,056
/a/Grupo Financiero Galicia SA, ADR....................                Banks                       29,330       93,563
/a/Molinos Rio de la Plata SA, B.......................            Food Products                  908,159    1,725,502
Perez Companc SA, B, ADR...............................              Oil & Gas                     14,600      182,354
Quilmes Industrial SA, ADR, B..........................              Beverages                    159,795    1,911,148
                                                                                                          ------------
                                                                                                             4,551,014
                                                                                                          ------------
Austria 3.1%
BBAG Oesterreichische Brau-Beteiligungs AG.............              Beverages                     23,780      846,949
Erste Bank Der Oester Sparkassen AG....................                Banks                       53,390    2,838,048
Mayr-Melnhof Karton AG.................................       Containers & Packaging               20,054      949,230
OMV AG.................................................              Oil & Gas                     56,595    4,742,916
                                                                                                          ------------
                                                                                                             9,377,143
                                                                                                          ------------
Brazil 5.9%
Aracruz Celulose SA, ADR, pfd..........................       Paper & Forest Products              17,420      316,696
Banco Bradesco SA, pfd.................................                Banks                1,087,157,126    5,881,612
Centrais Eletricas Brasileiras SA (Eletrobras).........         Electric Utilities            201,445,000    2,903,319
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.         Electric Utilities            196,988,000    2,660,041
Cia de Bebidas Das Americas (AMBEV), pfd...............              Beverages                  7,370,000    1,518,338
Companhia Paranaense De Energia-Copel, B, pfd..........         Electric Utilities            193,524,000    1,407,143
Duratex SA, pfd........................................          Building Products             71,297,583    1,462,673
Embraer-Empresa Brasileira de Aeronautica SA...........         Aerospace & Defense                62,000      335,694
Embraer-Empresa Brasileira de Aeronautica SA, ADR......         Aerospace & Defense                27,820      615,657
/a/Souza Cruz SA.......................................               Tobacco                      15,400       94,646
Unibanco Uniao de Bancos Brasileiros SA, GDR...........                Banks                       36,500      813,950
                                                                                                          ------------
                                                                                                            18,009,769
                                                                                                          ------------
Chile
/a/Quinenco SA, ADR....................................      Industrial Conglomerates               1,000        7,300
                                                                                                          ------------
China 5.3%
China Eastern Airline Corp. Ltd., H....................              Airlines                  10,392,000    1,252,715
China Everbright Ltd...................................       Diversified Financials            1,276,000      957,264
/a/China Mobile (Hong Kong) Ltd........................ Wireless Telecommunication Services       996,000    3,506,120
China Petroleum & Chemical Corp., H....................              Oil & Gas                 23,828,000    3,269,614
China Resources Enterprise Ltd.........................            Distributors                 2,768,000    2,591,278
China Shipping Development Co. Ltd., H.................               Marine                    1,424,000      226,442
/a/China Southern Airlines Co. Ltd., H.................              Airlines                   3,170,000      914,675
/a/China Unicom Ltd.................................... Wireless Telecommunication Services     1,326,000    1,462,403
Guangshen Railway Co. Ltd., H..........................             Road & Rail                   798,000      130,990
PetroChina Co. Ltd., H.................................              Oil & Gas                  3,322,000      587,901
Sinopec Shanghai Petrochemical Co. Ltd.................              Chemicals                  7,958,000      714,376
TCL International Holdings Inc.........................         Household Durables              1,160,000      193,387
/a/Travelsky Technology Ltd., H........................      IT Consulting & Services             218,000      167,739
Tsingtao Brewery Co. Ltd., H...........................              Beverages                     26,000        6,669
                                                                                                          ------------
                                                                                                            15,981,573
                                                                                                          ------------
Croatia .4%
Pliva D D, GDR, Reg S..................................           Pharmaceuticals                 126,300    1,307,205
                                                                                                          ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                    INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Czech Republic 1.0%
CEZ AS..............................................           Electric Utilities           1,036,705 $  2,250,671
Philip Morris CR AS.................................                Tobacco                     3,565      852,154
                                                                                                      ------------
                                                                                                         3,102,825
                                                                                                      ------------
Egypt .7%
/a/Al Ahram Beverages Co., GDR......................               Beverages                   82,146      577,486
Commercial International Bank Ltd...................                 Banks                    246,450    1,501,864
                                                                                                      ------------
                                                                                                         2,079,350
                                                                                                      ------------
Estonia .4%
Hansabank Ltd.......................................                 Banks                    129,950    1,195,878
                                                                                                      ------------
Finland .3%
Hartwall OY, A......................................               Beverages                   40,560      827,025
                                                                                                      ------------
Greece .3%
Hellenic Telecommunications Organization SA (OTE)... Diversified Telecommunication Services    60,590      987,274
                                                                                                      ------------
Hong Kong 10.9%
Beijing Enterprises Holdings Ltd....................        Industrial Conglomerates        1,302,000    1,602,903
Cheung Kong Holdings Ltd............................              Real Estate                 393,000    4,082,280
Cheung Kong Infrastructure Holdings Ltd.............         Construction Materials           126,000      196,323
China Merchants Holdings International Co. Ltd......        Industrial Conglomerates        3,882,000    2,489,148
China Travel International Investment Hong Kong Ltd.      Hotels Restaurants & Leisure        608,000      125,532
Citic Pacific Ltd...................................        Industrial Conglomerates        2,138,000    4,756,991
Cosco Pacific Ltd...................................     Transportation Infrastructure      5,066,000    2,614,907
Dairy Farm International Holdings Ltd...............         Food & Drug Retailing          1,511,833      982,691
Hang Lung Group Ltd.................................              Real Estate               1,283,000    1,135,274
Henderson Investment Ltd............................              Real Estate                 552,000      428,272
Hutchison Whampoa Ltd...............................        Industrial Conglomerates          336,000    3,242,432
Jiangsu Expressway Co. Ltd..........................     Transportation Infrastructure      1,178,000      258,325
Johnson Electric Holdings Ltd.......................          Electrical Equipment            129,000      135,653
Legend Holdings Ltd.................................        Computers & Peripherals         6,798,000    3,465,321
MTR Corp. Ltd.......................................              Road & Rail                 462,500      604,974
Shanghai Industrial Holdings Ltd....................        Industrial Conglomerates        2,030,000    3,722,693
Sun Hung Kai Properties Ltd.........................              Real Estate                 398,000    3,215,502
Television Broadcasts Ltd...........................                 Media                     36,000      156,043
                                                                                                      ------------
                                                                                                        33,215,264
                                                                                                      ------------
Hungary 2.1%
Egis Rt.............................................            Pharmaceuticals                 8,538      326,240
Gedeon Richter Ltd..................................            Pharmaceuticals                33,652    1,843,056
Matav RT............................................ Diversified Telecommunication Services   463,300    1,525,816
MOL Magyar Olaj-Es Gazipari Rt .....................               Oil & Gas                  148,240    2,681,100
                                                                                                      ------------
                                                                                                         6,376,212
                                                                                                      ------------
India 3.0%
Bajaj Auto Ltd......................................              Automobiles                  38,200      300,205
Grasim Industries Ltd...............................        Industrial Conglomerates          241,092    1,372,954
Gujarat Ambuja Cements Ltd..........................         Construction Materials            59,700      235,172
Hindalco Industries Inc.............................            Metals & Mining                14,391      190,945
Hindustan Petroleum Corporation Ltd.................               Oil & Gas                   79,043      228,835
ITC Ltd.............................................                Tobacco                    83,200    1,167,768
Mahanagar Telephone Nigam Ltd....................... Diversified Telecommunication Services   223,767      587,365

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                             INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
India (cont.)
/a/Reliance Industries Ltd...................               Chemicals                    22,800 $    144,285
Satyam Computers Services Ltd................        IT Consulting & Services           510,800    2,503,153
/a/Tata Engineering & Locomotive Co..........              Automobiles                  181,000      374,612
Tata Power Co. Ltd...........................           Electric Utilities               65,831      163,212
Videsh Sanchar Nigam Ltd..................... Diversified Telecommunication Services    108,360      463,485
Zee Telefilms Ltd............................                 Media                     643,120    1,489,099
                                                                                                ------------
                                                                                                   9,221,090
                                                                                                ------------
Indonesia 3.9%
PT Gudang Garam TBK..........................                Tobacco                    936,500      778,916
PT Hanjaya Mandala Sampoerna TBK.............                Tobacco                    977,500      300,769
/a/PT Indocement Tunggal Prakarsa TBK........         Construction Materials          1,587,500      106,851
PT Indofoods Sukses Makmur TBK...............             Food Products              22,443,525    1,348,770
PT Indosat (Persero) TBK..................... Diversified Telecommunication Services  3,410,500    3,098,964
PT Semen Gresik (Persero) TBK................         Construction Materials            617,618      326,625
PT Telekomunikasi Indonesia TBK, B........... Diversified Telecommunication Services 19,288,900    5,935,046
PT Timah TBK.................................            Metals & Mining              1,388,000       57,388
                                                                                                ------------
                                                                                                  11,953,329
                                                                                                ------------
Israel .4%
IDB Development Corp. Ltd....................         Diversified Financials              6,200      183,105
/a/Lumenis Ltd...............................    Health Care Equipment & Supplies        46,700      919,990
                                                                                                ------------
                                                                                                   1,103,095
                                                                                                ------------
Malaysia .8%
Genting Bhd..................................      Hotels Restaurants & Leisure         805,600    2,226,000
Resorts World Berhad.........................      Hotels Restaurants & Leisure         144,000      233,053
SIME Darby Bhd...............................        Industrial Conglomerates            30,000       38,684
                                                                                                ------------
                                                                                                   2,497,737
                                                                                                ------------
Mexico 6.9%
Cemex SA.....................................         Construction Materials            923,486    4,633,294
DESC SA de CV DESC, B........................        Industrial Conglomerates           643,400      343,156
Fomento Economico Mexicano SA De CV Femsa....               Beverages                    75,750    2,617,163
/a/Grupo Carso SA de CV......................        Industrial Conglomerates           679,000    2,258,766
/a/Grupo Financiero Banorte SA de CV, O......                 Banks                      90,000      188,373
Kimberly Clark de Mexico SA de CV, A.........        Paper & Forest Products          2,860,600    8,580,084
/a/Organizacion Soriana SA de CV, B..........            Multiline Retail                72,000      194,754
Telefonos de Mexico SA de CV (TELMEX), L, ADR Diversified Telecommunication Services     63,660    2,229,373
/a/Tubos De Acero De Mexico SA, ADR..........               Oil & Gas                     1,000        8,940
                                                                                                ------------
                                                                                                  21,053,903
                                                                                                ------------
Peru .1%
Credicorp Ltd................................                 Banks                      40,600      355,250
                                                                                                ------------
Philippines 1.3%
/a/San Miguel Corp., B.......................               Beverages                 3,896,630    3,964,594
                                                                                                ------------
Poland 2.3%
Bank Rozwoju Eksportu SA.....................                 Banks                       8,949      267,192
Polski Koncern Naftowy Orlen SA..............               Oil & Gas                 1,068,116    5,134,978
/a/Telekomunikacja Polska SA................. Diversified Telecommunication Services    474,917    1,682,334
                                                                                                ------------
                                                                                                   7,084,504
                                                                                                ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                             INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Russia 3.0%
Lukoil Holdings, ADR.........................               Oil & Gas                    71,007 $  3,473,662
Mosenergo, ADR...............................           Electric Utilities              211,480      869,183
Rostelecom, ADR.............................. Diversified Telecommunication Services    190,889      998,349
Rostelecom, pfd.............................. Diversified Telecommunication Services    149,000       71,907
Unified Energy Systems.......................           Electric Utilities           23,683,000    3,725,336
                                                                                                ------------
                                                                                                   9,138,437
                                                                                                ------------
Singapore 4.5%
/a/Chartered Semiconductor Manufacturing Ltd.   Semiconductor Equipment & Products      116,000      307,826
City Developments Ltd........................              Real Estate                  187,000      612,700
Creative Technology Ltd......................        Computers & Peripherals              1,500       12,023
Cycle & Carriage Ltd.........................              Distributors                 187,856      313,348
Datacraft Asia Ltd...........................        Communications Equipment           134,000      292,120
Fraser and Neave Ltd.........................               Beverages                 1,182,100    4,865,399
Keppel Corp. Ltd.............................         Diversified Financials          1,670,600    2,569,458
Sembcorp Marine Ltd..........................               Machinery                 1,188,000      530,788
Singapore Airlines Ltd.......................                Airlines                   253,000    1,507,176
/a/Singapore Press Holdings Ltd..............                 Media                      92,000    1,086,163
Singapore Telecommunications Ltd............. Diversified Telecommunication Services  1,696,000    1,616,550
                                                                                                ------------
                                                                                                  13,713,551
                                                                                                ------------
Slovak Republic .2%
Slovnaft AS..................................               Oil & Gas                    32,310      571,985
                                                                                                ------------
South Africa 12.8%
Alexander Forbes Ltd.........................         Diversified Financials              6,000        7,853
Anglo American PLC...........................            Metals & Mining                 61,148      933,915
Barloworld Ltd...............................        Industrial Conglomerates           735,400    3,592,700
Firstrand Ltd................................                 Banks                   2,222,000    1,380,067
Gold Fields Ltd..............................            Metals & Mining                279,900    1,341,746
Imperial Holdings Ltd........................            Specialty Retail               236,577    1,112,375
Johnnic Holdings Ltd.........................         Diversified Financials             66,600      246,523
Liberty Group Ltd............................               Insurance                   265,262    1,220,714
Nampak Ltd...................................         Containers & Packaging            169,400      166,646
Old Mutual PLC...............................               Insurance                 2,039,110    2,596,742
Remgro Ltd...................................        Industrial Conglomerates           779,470    4,223,889
Reunert Ltd..................................   Electronic Equipment & Instruments      424,500      683,022
Sanlam Ltd...................................               Insurance                 2,819,000    2,159,784
Sasol Ltd....................................               Oil & Gas                   482,300    4,237,967
South African Breweries PLC..................               Beverages                 1,667,224   10,980,467
Tiger Brands Ltd.............................             Food Products                 551,138    2,756,839
Tongaat-Hulett Group Ltd.....................             Food Products                 282,995    1,274,008
                                                                                                ------------
                                                                                                  38,915,257
                                                                                                ------------
South Korea 5.8%
Cheil Jedang Corp............................             Food Products                  55,900    2,106,624
Hankook Tire Co. Ltd.........................            Auto Components                 90,460      170,108
Hyundai Motor Co. Ltd........................              Automobiles                   49,970    1,023,367
Jahwa Electronics Co. Ltd....................   Electronic Equipment & Instruments       30,650      198,344
/a/Kangwon Land Inc..........................      Hotels Restaurants & Leisure           6,250      630,472
Kookmin Bank.................................                 Banks                       8,946      339,178
Korea Electric Power Corp....................           Electric Utilities               89,499    1,478,590
/a/KT Freetel................................  Wireless Telecommunication Services        1,255       40,894

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                      INDUSTRY                 SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
South Korea (cont.)
/a/LG Household & Health Care Ltd.....................           Household Products              23,750 $    522,554
Samsung Electro-Mechanics Co..........................   Electronic Equipment & Instruments      26,050      868,664
Samsung Electronics Co. Ltd...........................   Semiconductor Equipment & Products      29,918    6,354,870
Samsung Fine Chemicals................................               Chemicals                   41,000      437,000
/a/Samsung Heavy Industries Co. Ltd...................               Machinery                  107,460      307,204
Samsung SDI Co. Ltd...................................   Electronic Equipment & Instruments      11,346      501,003
Samsung Securities Co. Ltd............................         Diversified Financials             3,710      135,153
SK Corp...............................................               Oil & Gas                   93,280    1,061,695
SK Telecom Co. Ltd....................................  Wireless Telecommunication Services       7,314    1,492,312
                                                                                                        ------------
                                                                                                          17,668,032
                                                                                                        ------------
Spain .1%
/a/Telefonica SA...................................... Diversified Telecommunication Services    22,500      301,111
                                                                                                        ------------
Taiwan 9.5%
Acer Communications & Multimedia Inc..................        Computers & Peripherals           740,000    1,057,445
/a/Advanced Semiconductor Engineering Inc.............   Semiconductor Equipment & Products     927,000      861,032
Advantech Co. Ltd.....................................        Computers & Peripherals           384,000      987,711
Asustek Computer Inc..................................        Computers & Peripherals           397,000    1,735,953
/a/Bank Sinopac.......................................                 Banks                  1,440,000      600,857
China Motor Co. Ltd...................................              Automobiles                 266,000      174,850
Chinatrust Commercial Bank............................                 Banks                  1,512,000      907,459
Chunghwa Telcom Co. Ltd............................... Diversified Telecommunication Services   392,000      582,566
CMC Magnetics Corp....................................        Computers & Peripherals         1,583,000    1,176,279
Compal Electronics Inc................................        Computers & Peripherals           462,000      583,607
/a/Compeq Manufacturing Co. Ltd.......................        Computers & Peripherals            36,000       52,472
D-Link Corp...........................................        Communications Equipment          706,000    1,170,277
Elan Microelectronics Corp............................                Software                  942,000    1,163,029
Formosa Plastic Corp..................................               Chemicals                1,728,000    1,585,276
/a/Fubon Group Co. Ltd................................         Diversified Financials         1,911,523    1,660,769
Giant Manufacturing Co................................      Leisure Equipment & Products        360,000      344,670
International Commercial Bank of China................                 Banks                  1,244,000      757,279
/a/Macronix International Co. Ltd.....................   Semiconductor Equipment & Products     423,000      325,199
/a/Pacific Electric Wire & Cable Co. Ltd..............          Electrical Equipment          3,507,000      801,829
Phoenixtec Power Co. Ltd..............................          Electrical Equipment            282,000      211,157
/a/Pou Chen Corp......................................           Textiles & Apparel             391,000      322,947
/a/Procomp Informatics Co. Ltd........................               Machinery                  675,000    1,273,221
Ritek Corp............................................        Computers & Peripherals         2,096,000    2,258,337
/a/Siliconware Precision Industries Co. Ltd...........   Semiconductor Equipment & Products   4,357,000    3,847,708
/a/Taiwan Cement Corporation..........................         Construction Materials         1,163,000      284,185
Taiwan Glass Industrial Corp..........................           Building Products              278,000      174,793
UNI-President Enterprises Corp........................             Food Products              1,510,000      550,229
/a/United Microelectronics Corp.......................   Semiconductor Equipment & Products     193,000      281,309
/a/Wintek Corp........................................   Electronic Equipment & Instruments     964,000      705,299
/a/Yageo Corp.........................................   Electronic Equipment & Instruments   1,096,000      808,139
/a/Yuanta Core Pacific Securities Co..................         Diversified Financials         2,603,000    1,792,864
                                                                                                        ------------
                                                                                                          29,038,747
                                                                                                        ------------
Thailand 4.5%
/a/American Standard Sanitaryware Public Co. Ltd., fgn           Building Products               24,500       59,270
/a/Bangkok Bank Public Co. Ltd., fgn..................                 Banks                  1,527,200    1,700,534
Electricity Generating Public Co. Ltd., fgn...........           Electric Utilities             198,400      164,847

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                        SHARES/
                                                                             INDUSTRY                   RIGHTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
Thailand (cont.)
Hana Microelectronics Co. Ltd., fgn..........................   Electronic Equipment & Instruments          122,000 $    204,115
PTT Exploration & Production Public Co. Ltd., fgn............               Oil & Gas                       738,300    1,869,537
/a/Shin Corporation Public Co. Ltd., fgn.....................  Wireless Telecommunication Services        6,707,000    2,365,571
/a/Siam Cement Public Co. Ltd................................         Construction Materials                 45,850      480,995
/a/Siam Cement Public Co. Ltd., fgn..........................         Construction Materials                187,960    2,243,791
/a/Siam Commercial Bank, 5.25%, cvt. pfd., fgn...............                 Banks                       5,464,100    2,087,798
/a/Telecomasia Corp Public Co. Ltd., purch. rts.............. Diversified Telecommunication Services        344,616           --
/a/Thai Farmers Bank Public Co. Ltd., fgn....................                 Banks                       5,149,966    2,538,306
                                                                                                                    ------------
                                                                                                                      13,714,764
                                                                                                                    ------------
Turkey 7.4%
Akbank.......................................................                 Banks                   2,026,336,525    6,406,287
Anadolu Efes Biracilik ve Malt Sanayii AS....................               Beverages                       780,000       19,299
Arcelik AS, Br...............................................           Household Durables              237,556,000    2,489,848
/a/Dogan Sirketler Grubu Holding AS..........................         Diversified Financials             88,960,000      139,096
/a/Haci Omer Sabanci Holding AS..............................         Diversified Financials            319,963,992    1,737,262
KOC Holding AS...............................................         Diversified Financials            113,141,664    2,954,903
Migros Turk T.A.S............................................         Food & Drug Retailing               1,000,000       85,911
Tupras-Turkiye Petrol Rafineleri AS..........................               Oil & Gas                   665,183,000    5,600,338
/a/Turkcell Iletisim Hizmetleri AS...........................  Wireless Telecommunication Services       22,830,371      196,137
/a/Yapi ve Kredi Bankasi AS..................................                 Banks                     909,345,000    2,781,159
                                                                                                                    ------------
                                                                                                                      22,410,240
                                                                                                                    ------------
Total Long Term Investments (Cost $325,148,983)..............                                                        299,723,458
                                                                                                                    ------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
                                                                                                     --------------
Short Term Investments 3.7%
U.S. Treasury Bills, 1.705% - 1.710%, 3/14/02 - 3/28/02 (Cost
 $11,112,437)................................................                                        $   11,155,000   11,114,575
                                                                                                                    ------------
Total Investments (Cost $336,261,420) 102.1%.................                                                        310,838,033
Other Assets, less Liabilities (2.1)%........................                                                         (6,468,314)
                                                                                                                    ------------
Total Net Assets 100.0%......................................                                                       $304,369,719
                                                                                                                    ------------



/aNon-incomeproducing /

TD-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $  336,261,420
                                                         --------------
             Value......................................    310,838,033
           Foreign cash, at value (cost $778,489).......        781,416
           Receivables:
             Investment securities sold.................      3,409,611
             Capital shares sold........................        170,698
             Dividends and interest.....................        394,837
                                                         --------------
              Total assets..............................    315,594,595
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............        490,583
             Capital shares redeemed....................     10,072,953
             Affiliates.................................        391,712
             Transfer agent fees........................          1,033
             Professional fees..........................         29,790
             Reports to shareholders....................         48,576
           Funds advanced by custodian..................         41,780
           Other liabilities............................        148,449
                                                         --------------
              Total liabilities.........................     11,224,876
                                                         --------------
                Net assets, at value.................... $  304,369,719
                                                         --------------
         Net assets consist of:
           Undistributed net investment income..........     $4,501,180
           Net unrealized depreciation..................   (25,442,396)
           Accumulated net realized loss................  (210,915,093)
           Capital shares...............................    536,226,028
                                                         --------------
                Net assets, at value.................... $  304,369,719
                                                         --------------
         Class 1:
           Net assets, at value......................... $  240,288,673
                                                         --------------
           Shares outstanding...........................     50,303,607
                                                         --------------
           Net asset value and offering price per share.          $4.78
                                                         --------------
         Class 2:
           Net assets, at value......................... $   64,081,046
                                                         --------------
           Shares outstanding...........................     13,472,903
                                                         --------------
           Net asset value and offering price per share.          $4.76
                                                         --------------

                                                                          TD-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $748,351)
  Dividends................................................................... $  9,439,400
  Interest....................................................................    1,269,733
                                                                               ------------
    Total investment income...................................................   10,709,133
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    4,180,830
  Administrative fees (Note 3)................................................      481,526
  Distribution fees--Class 2 (Note 3).........................................      160,520
  Transfer agent fees.........................................................       15,106
  Custodian fees..............................................................      372,979
  Reports to shareholders.....................................................      147,815
  Professional fees...........................................................       50,432
  Trustees' fees and expenses.................................................        1,482
  Other.......................................................................           94
                                                                               ------------
    Total expenses............................................................    5,410,784
                                                                               ------------
       Net investment income..................................................    5,298,349
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................  (63,346,439)
    Foreign currency transactions.............................................     (793,401)
                                                                               ------------
       Net realized loss......................................................  (64,139,840)
  Net unrealized appreciation on:
    Investments...............................................................   34,414,962
    Translation of assets and liabilities denominated in foreign currencies...      (19,009)
                                                                               ------------
       Net unrealized appreciation............................................   34,395,953
Net realized and unrealized loss..............................................  (29,743,887)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(24,445,538)
                                                                               ------------

..

TD-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                         2001          2000
                                                                                    -------------  -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.......................................................... $   5,298,349  $   4,265,539
    Net realized loss from investments and foreign currency transactions...........   (64,139,840)    (6,111,652)
    Net unrealized appreciation (depreciation) on investments and translation of
      assets and liabilities denominated in foreign currencies.....................    34,395,953   (139,588,759)
                                                                                    -------------  -------------
     Net decrease in net assets resulting from operations..........................   (24,445,538)  (141,434,872)
  Distributions to shareholders from:
    Net investment income:
     Class 1.......................................................................    (2,724,470)    (2,663,593)
     Class 2.......................................................................      (485,657)      (412,198)
                                                                                    -------------  -------------
  Total distributions to shareholders..............................................   (3,210,127)     (3,075,791)
  Capital share transactions: (Note 2)
     Class 1.......................................................................   (34,976,459)   127,281,175
     Class 2.......................................................................     8,739,887     28,232,838
                                                                                    -------------  -------------
  Total capital share transactions.................................................  (26,236,572)    155,514,013
     Net decrease in net assets....................................................   (53,892,237)    11,003,350
Net assets:
  Beginning of year................................................................   358,261,956    347,258,606
                                                                                    -------------  -------------
  End of year...................................................................... $ 304,369,719  $ 358,261,956
                                                                                    -------------  -------------
Undistributed net investment income included in net assets:
  End of year...................................................................... $   4,501,180  $   3,039,417
                                                                                    -------------  -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               -------------------------------------------------------
                                                           2001                        2000
                                               ---------------------------------------------------------
Class 1 Shares:                                   Shares        Amount        Shares        Amount
                                               --------------------------------------------------------
Shares sold...................................   23,829,962  $ 119,530,717   10,455,914  $  63,455,322
Shares issued on merger/a/....................           --             --   23,685,284    153,007,317
Shares issued in reinvestment of distributions      523,937      2,724,470      385,260      2,663,593
Shares redeemed...............................  (31,504,501)  (157,231,646) (15,371,210)   (91,845,057)
                                               --------------------------------------------------------
Net increase (decrease).......................   (7,150,602) $ (34,976,459)  19,155,248  $ 127,281,175
                                               --------------------------------------------------------
Class 2 Shares:
Shares sold...................................  167,290,965  $ 796,982,738   37,559,277  $ 226,123,611
Shares issued on merger/a/....................           --             --       66,980        431,354
Shares issued in reinvestment of distributions       93,937        485,657       59,774        412,198
Shares redeemed............................... (164,748,164)  (788,728,508) (33,265,941)  (198,734,325)
                                               --------------------------------------------------------
Net increase..................................    2,636,738  $   8,739,887    4,420,090  $  28,232,838
                                               -------------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Developing Markets Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Asset Management Ltd. (TAML)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .15%         First $200 million
          .135%         Over $200 million, up to and including $700 million
           .10%         Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.
The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $191,240,878, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                  2006............................. $ 37,259,962
                  2007.............................   91,657,992
                  2009.............................   62,322,924
                                                    ------------
                                                    $191,240,878
                                                    ------------

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $9,226,381 and $309,015, respectively, occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares and foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gain for income tax purposes were as follows:

               Cost of investments................. $346,669,935
                                                    ------------
               Unrealized appreciation.............   24,783,563
               Unrealized depreciation.............  (60,615,465)
                                                    ------------
               Net unrealized depreciation......... $(35,831,902)
                                                    ------------

               Undistributed ordinary income....... $  4,808,850
               Undistributed long-term capital gain           --
                                                    ------------
               Distributable earnings.............. $  4,808,850
                                                    ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $255,673,718 and $233,685,411, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the 12 months ended December 31, 2001, global bond markets generated positive returns in local currency terms as the world econ-omy entered a recession, which prompted tempered inflation and reduced interest rates. As corporate earnings came under pressure, the economic slowdown was led by a reduction in U.S. investment spend-ing. The resulting loss in profitability led to rising unemployment, as many firms sought reduced costs through layoffs. In turn, these job losses negatively impacted personal consumption. Responding to this global slowdown, many central banks worldwide began cutting interest rates in an attempt to pump some life into their countries' economies.

The U.S. Federal Reserve Board (the Fed) was aggressive in terms of easing monetary policy. Short-term interest rates decreased as a result of the Fed's actions, contributing to generally positive returns for the U.S. bond market. Long-term rates remained higher primarily due to initial expectations of a rapid economic recovery and rising interest rates in 2002. The U.S. Treasury yield curve steepened as short-term interest rates fell while intermediate- and long-term bonds rose slightly, ending 2001 at levels similar to those seen at the close of 2000.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the year under review. The J.P. Morgan Global Goverment Bond Index, a benchmark index for global government bonds, rose 5.24% in local currency terms. However, the index fell 0.79% in U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar. The J.P. Morgan U.S. Government Bond Total Return Index, a bench-mark index for U.S. Treasuries, posted a 6.55% return for the 12-month period./1 /

European bonds rose 5.43% in local currency terms, as most European bond markets offered positive returns. The Euro-zone (the 12 countries


1. Source: J.P. Morgan Securities Inc. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/01

Europe 56.8%

North America 22.3%

Latin America 7.8%

Asia 2.7%

Australia/New Zealand 2.5%

Short-Term Investments & Other Net Assets 7.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1
comprising the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds and capital gains resulting from falling interest rates. The Euro-zone benchmark yield curve steepened during the year under review, as short-term rates fell mainly due to the European Central Bank's (ECB's) lowering of its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the 12-month period./2/

Elsewhere, the Japanese bond index climbed 3.63% for the year, as the Bank of Japan eased its monetary policy in response to the economic recession./2/ The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the reporting period, mostly due to the crisis in Argentina. However, excluding Argentina, the asset class generated positive returns as most countries adhered to relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging markets countries also supported the market. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 1.36% in U.S. dollar terms during the year. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./1/

During the year under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 80%-90% of its assets to short- and intermediate-term global investment-grade bonds and approximately 10%-20% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our emerging market allocation added positively to the Fund's performance for the year, as emerging market country bonds generated a high level of income.

The Fund's overall allocation changed slightly during the 12-month period. On December 31, 2001, the Fund had 22.3% of total net assets


2. Source: J.P. Morgan Securities Inc., Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


TGI-2
in North America, up from 21.4% at the beginning of the period, principally due to a larger U.S. position, which rose from 19.0% on December 31, 2000, to 19.8% at end of the year under review. The overall European allocation increased to 56.8% at the end of the reporting period. Within Europe, we maintained our overweighted allotment in the Euro-zone with short-term bonds on expectations of further ECB interest rate reductions. We also maintained a slightly overweighted 1.1% position in Australia for extra income. Seeking to enhance the Fund's returns, our U.S. dollar-denominated emerging market bond allocation was 15.47% of total net assets on December 31, 2001.

Looking forward, we believe that global inflation and interest rates will remain low as the economy recovers only gradually, perhaps in the latter half of 2002. This should be a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's short- to intermediate-term developed country bonds offer increased stability and potential capital gain benefits, and that its emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.



 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.







                                                                          TGI-3

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Global Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (1/24/89)
          -                           ------ ------- ------- ---------
          ------------------------------------------------------------
          Cumulative Total Return     +2.55% +10.59% +53.54% +107.06%
          Average Annual Total Return +2.55%  +2.03%  +4.38%   +5.79%


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Global Income Securities Fund - Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (44)
This graph compares the performance of Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index* and CPI* from 1/1/92-12/31/01.



                        Templeton       J.P. Morgan
                       Global Income      Global
                      Securities Fund   Government
                        - Class I       Bond Index        CPI
---------------------------------------------------------------
    01/01/1992           $10,000         $10,000        $10,000
    01/31/1992            $9,976          $9,855        $10,015
    02/29/1992            $9,984          $9,826        $10,051
    03/31/1992            $9,992          $9,735        $10,102
    04/30/1992           $10,087          $9,817        $10,116
    05/31/1992           $10,286         $10,096        $10,131
    06/30/1992           $10,284         $10,371        $10,167
    07/31/1992           $10,392         $10,600        $10,188
    08/31/1992           $10,267         $10,882        $10,217
    09/30/1992            $9,785         $10,872        $10,246
    10/31/1992            $9,993         $10,600        $10,281
    11/30/1992            $9,827         $10,412        $10,296
    12/31/1992            $9,960         $10,510        $10,289
    01/31/1993           $10,034         $10,689        $10,339
    02/28/1993           $10,184         $10,861        $10,375
    03/31/1993           $10,491         $11,028        $10,412
    04/30/1993           $10,807         $11,229        $10,441
    05/31/1993           $10,981         $11,304        $10,455
    06/30/1993           $10,958         $11,310        $10,470
    07/31/1993           $10,993         $11,314        $10,470
    08/31/1993           $11,237         $11,649        $10,499
    09/30/1993           $11,202         $11,772        $10,521
    10/31/1993           $11,464         $11,767        $10,564
    11/30/1993           $11,237         $11,681        $10,572
    12/31/1993           $11,622         $11,800        $10,572
    01/31/1994           $11,840         $11,911        $10,600
    02/28/1994           $11,569         $11,780        $10,636
    03/31/1994           $11,220         $11,726        $10,673
    04/30/1994           $11,211         $11,715        $10,688
    05/31/1994           $11,254         $11,619        $10,695
    06/30/1994           $10,804         $11,757        $10,731
    07/31/1994           $10,976         $11,868        $10,760
    08/31/1994           $11,067         $11,837        $10,803
    09/30/1994           $11,058         $11,895        $10,833
    10/31/1994           $11,124         $12,073        $10,840
    11/30/1994           $11,124         $11,921        $10,854
    12/31/1994           $11,042         $11,949        $10,854
    01/31/1995           $10,969         $12,190        $10,898
    02/28/1995           $11,142         $12,504        $10,941
    03/31/1995           $11,341         $13,141        $10,977
    04/30/1995           $11,595         $13,350        $11,014
    05/31/1995           $11,876         $13,722        $11,036
    06/30/1995           $11,929         $13,809        $11,058
    07/31/1995           $12,004         $13,874        $11,058
    08/31/1995           $11,854         $13,488        $11,086
    09/30/1995           $12,117         $13,791        $11,109
    10/31/1995           $12,315         $13,927        $11,145
    11/30/1995           $12,418         $14,083        $11,137
    12/31/1995           $12,663         $14,257        $11,130
    01/31/1996           $12,606         $14,110        $11,195
    02/29/1996           $12,456         $14,029        $11,231
    03/31/1996           $12,493         $14,008        $11,290
    04/30/1996           $12,587         $13,956        $11,334
    05/31/1996           $12,653         $13,970        $11,355
    06/30/1996           $12,822         $14,091        $11,362
    07/31/1996           $12,873         $14,350        $11,384
    08/31/1996           $13,037         $14,411        $11,405
    09/30/1996           $13,240         $14,490        $11,442
    10/31/1996           $13,505         $14,777        $11,478
    11/30/1996           $13,832         $14,988        $11,500
    12/31/1996           $13,883         $14,883        $11,500
    01/31/1997           $13,710         $14,511        $11,537
    02/28/1997           $13,648         $14,411        $11,573
    03/31/1997           $13,597         $14,302        $11,602
    04/30/1997           $13,668         $14,221        $11,615
    05/31/1997           $13,780         $14,557        $11,609
    06/30/1997           $13,929         $14,723        $11,622
    07/31/1997           $14,028         $14,669        $11,636
    08/31/1997           $13,984         $14,651        $11,658
    09/30/1997           $14,247         $14,976        $11,688
    10/31/1997           $14,072         $15,294        $11,717
    11/30/1997           $14,127         $15,110        $11,710
    12/31/1997           $14,226         $15,094        $11,696
    01/31/1998           $14,391         $15,244        $11,718
    02/28/1998           $14,533         $15,357        $11,740
    03/31/1998           $14,599         $15,242        $11,763
    04/30/1998           $14,632         $15,477        $11,784
    05/31/1998           $14,610         $15,543        $11,805
    06/30/1998           $14,606         $15,587        $11,819
    07/31/1998           $14,641         $15,629        $11,833
    08/31/1998           $14,014         $16,060        $11,848
    09/30/1998           $14,760         $16,899        $11,862
    10/31/1998           $15,068         $17,277        $11,890
    11/30/1998           $15,198         $17,082        $11,890
    12/31/1998           $15,233         $17,403        $11,883
    01/31/1999           $15,268         $17,260        $11,912
    02/28/1999           $14,723         $16,684        $11,926
    03/31/1999           $14,805         $16,726        $11,962
    04/30/1999           $14,900         $16,721        $12,049
    05/31/1999           $14,581         $16,426        $12,049
    06/30/1999           $14,440         $16,152        $12,049
    07/31/1999           $14,505         $16,507        $12,085
    08/31/1999           $14,354         $16,550        $12,114
    09/30/1999           $14,467         $16,789        $12,172
    10/31/1999           $14,405         $16,768        $12,194
    11/30/1999           $14,267         $16,569        $12,201
    12/31/1999           $14,354         $16,521        $12,201
    01/31/2000           $14,081         $16,195        $12,238
    02/29/2000           $14,198         $16,114        $12,310
    03/31/2000           $14,380         $16,583        $12,411
    04/30/2000           $13,999         $16,079        $12,419
    05/31/2000           $13,960         $16,197        $12,434
    06/30/2000           $14,376         $16,590        $12,498
    07/31/2000           $14,259         $16,330        $12,527
    08/31/2000           $14,091         $16,212        $12,527
    09/30/2000           $13,999         $16,180        $12,592
    10/31/2000           $13,778         $15,987        $12,614
    11/30/2000           $14,103         $16,318        $12,621
    12/31/2000           $14,973         $16,906        $12,614
    01/31/2001           $15,038         $16,894        $12,693
    02/28/2001           $14,920         $16,899        $12,744
    03/31/2001           $14,622         $16,427        $12,773
    04/30/2001           $14,505         $16,362        $12,824
    05/31/2001           $14,219         $16,314        $12,882
    06/30/2001           $14,316         $16,167        $12,904
    07/31/2001           $14,694         $16,576        $12,868
    08/31/2001           $15,288         $17,198        $12,868
    09/30/2001           $15,341         $17,320        $12,926
    10/31/2001           $15,597         $17,476        $12,882
    11/30/2001           $15,490         $17,217        $12,860
    12/31/2001           $15,354         $16,770        $12,810

Total Return              53.54%          67.70%         28.10%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TGI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                     Class 1
                                                 -----------------------------------------------
                                                             Year Ended December 31,
                                                 -----------------------------------------------
                                                   2001     2000      1999      1998      1997
                                                 -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $  11.53  $ 11.07  $  12.87  $  12.97  $  13.61
                                                 -----------------------------------------------
Income from investment operations:
  Net investment income/a, c/...................      .59      .68       .68      1.07      1.05
  Net realized and unrealized losses/c/.........     (.32)    (.20)    (1.42)     (.19)     (.73)
                                                 -----------------------------------------------
Total from investment operations................      .27      .48      (.74)      .88       .32
                                                 -----------------------------------------------
  Less distributions from net investment income.     (.41)    (.02)    (1.06)     (.98)     (.96)
                                                 -----------------------------------------------
Net asset value, end of year.................... $  11.39  $ 11.53  $  11.07  $  12.87  $  12.97
                                                 -----------------------------------------------

Total return/b/.................................    2.55%    4.32%   (5.79)%     7.08%     2.55%

Ratios/supplemental data
Net assets, end of year (000's)................. $ 63,781  $81,171  $ 90,537  $150,941  $185,016
Ratios to average net assets:
  Expenses......................................     .71%     .72%      .65%      .63%      .62%
  Net investment income/c/......................    5.22%    6.22%     5.65%     6.86%     7.03%
Portfolio turnover rate.........................  122.45%   40.43%    80.76%    84.17%   181.61%


/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(g) resulting in a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of .059, and a decrease in the ratio of net investment income to average net assets by .53% for the year ended December 31, 2001.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                            Class 2
                                                 ---------------------------
                                                    Year Ended December 31,
                                                 ---------------------------
                                                   2001     2000    1999/c/
                                                 ---------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............. $  11.48  $ 11.04  $  12.93
                                                 ---------------------------
Income from investment operations:
  Net investment income/a, e/...................      .55      .65       .60
  Net realized and unrealized losses/e/.........     (.31)    (.19)    (1.44)
                                                 ---------------------------
Total from investment operations................      .24      .46      (.84)
                                                 ---------------------------
  Less distributions from net investment income.     (.39)    (.02)    (1.05)
                                                 ---------------------------
Net asset value, end of year.................... $  11.33  $ 11.48  $  11.04
                                                 ---------------------------

Total return/b/.................................    2.24%    4.14%   (6.53)%

Ratios/supplemental data
Net assets, end of year (000's)................. $  1,286  $ 1,237  $    443
Ratios to average net assets:
  Expenses......................................     .96%     .97%      .91%/d/
  Net investment income/e/......................    4.95%    5.94%     5.36%/d/
Portfolio turnover rate.........................  122.45%   40.43%    80.76%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized
/e/The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(g) resulting in a decrease to net investment income and a corresponding decrease to the net realized and unrealized losses in the amount of .059, and a decrease in the ratio of net investment income to average net assets by .53% for the year ended December 31, 2001.

TGI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2001

                                                  PRINCIPAL
                                                  AMOUNT/b/         VALUE
   -------------------------------------------------------------------------
   Long Term Investments 92.1%
   Australia 1.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 $1,362,000 AUD $   719,936
                                                                 -----------
   Belgium 2.7%
   Kingdom of Belgium, 7.50%, 7/29/08............  1,731,000 EUR   1,762,766
                                                                 -----------
   Brazil 1.4%
   Republic of Brazil, 11.00%, 8/17/40...........  1,180,000         911,550
                                                                 -----------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 4.563%, 7/28/11....  1,417,680       1,247,558
                                                                 -----------
   Canada 2.5%
   Government of Canada, 6.00%, 6/01/11..........  2,497,000 CAD   1,637,930
                                                                 -----------
   Denmark 1.7%
   Kingdom of Denmark, 5.00%, 8/15/05............  9,295,000 DKK   1,125,086
                                                                 -----------
   France 7.0%
   Government of France,
     6.75%, 10/25/03.............................  1,306,000 EUR   1,225,460
     4.00%, 10/25/09.............................  3,945,000 EUR   3,305,385
                                                                 -----------
                                                                   4,530,845
                                                                 -----------
   Germany 22.8%
   Federal Republic of Germany,
     3.75%, 8/26/03..............................    974,000 EUR     870,155
     3.25%, 2/17/04..............................  4,257,000 EUR   3,757,838
     5.00%, 7/04/11..............................  8,742,000 EUR   7,778,620
     Series 136, 5.00%, 8/19/05..................  2,698,000 EUR   2,461,061
                                                                 -----------
                                                                  14,867,674
                                                                 -----------
   Italy 6.0%
   Buoni Poliennali Del Tesoro,
     7.75%, 11/01/06.............................  3,311,293 EUR   3,340,512
     5.50%, 11/01/10.............................    634,000 EUR     579,600
                                                                 -----------
                                                                   3,920,112
                                                                 -----------
   Mexico 3.5%
   United Mexican States,
     9.875%, 2/01/10.............................  1,300,000       1,456,000
     11.375%, 9/15/16............................    645,000         796,898
                                                                 -----------
                                                                   2,252,898
                                                                 -----------
   Netherlands 4.8%
   Government of Netherlands, 5.75%, 2/15/07.....  3,308,000 EUR   3,104,794
                                                                 -----------
   New Zealand 1.4%
   Government of New Zealand, 7.00%, 7/15/09.....  2,120,000 NZD     897,906
                                                                 -----------
   Russia 2.7%
   Federation of Russia, 11.00%, 7/24/18.........  1,800,000       1,734,394
                                                                 -----------
   Spain 1.9%
   Government of Spain, 10.15%, 1/31/06..........  1,168,000 EUR   1,258,125
                                                                 -----------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                              PRINCIPAL
                                                                                                              AMOUNT/b/
-----------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Sweden .8%
Kingdom of Sweden, 6.00%, 2/09/05........................................................................... $ 5,500,000 SEK

Turkey 2.7%
Republic of Turkey,
  12.375%, 6/15/09..........................................................................................   1,000,000
  11.875%, 1/15/30..........................................................................................     790,000



United Kingdom 4.5%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     270,000 GBP
  7.50%, 12/07/06...........................................................................................   1,550,000 GBP



United States 19.8%
FNMA, 6.00%, 5/15/11........................................................................................   1,882,000
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  11,013,000



Venezuela 2.9%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   2,240,000

Total Long Term Investments (Cost $62,387,902)..............................................................

/a/Repurchase Agreement 6.0%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02 (Maturity Value $3,884,334) (Cost $3,884,000)   3,884,000

  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $66,271,902) 98.1%..................................................................
Other Assets, less Liabilities 1.9%.........................................................................

Total Net Assets 100.0%.....................................................................................


                                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Sweden .8%
Kingdom of Sweden, 6.00%, 2/09/05........................................................................... $   542,570
                                                                                                             -----------
Turkey 2.7%
Republic of Turkey,
  12.375%, 6/15/09..........................................................................................   1,013,700
  11.875%, 1/15/30..........................................................................................     766,300
                                                                                                             -----------
                                                                                                               1,780,000
                                                                                                             -----------
United Kingdom 4.5%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     405,688
  7.50%, 12/07/06...........................................................................................   2,485,955
                                                                                                             -----------
                                                                                                               2,891,643
                                                                                                             -----------
United States 19.8%
FNMA, 6.00%, 5/15/11........................................................................................   1,915,731
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,988,915
                                                                                                             -----------
                                                                                                              12,904,646
                                                                                                             -----------
Venezuela 2.9%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   1,872,333
                                                                                                             -----------
Total Long Term Investments (Cost $62,387,902)..............................................................  59,962,766
                                                                                                             -----------
/a/Repurchase Agreement 6.0%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02 (Maturity Value $3,884,334) (Cost $3,884,000)   3,884,000
                                                                                                             -----------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $66,271,902) 98.1%..................................................................  63,846,766
Other Assets, less Liabilities 1.9%.........................................................................   1,219,710
                                                                                                             -----------
Total Net Assets 100.0%..................................................................................... $65,066,476
                                                                                                             -----------

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

/a/At December 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $ 66,271,902
                                                         ------------
             Value......................................   63,846,766
           Cash.........................................          632
           Receivables:
             Capital shares sold........................            8
             Interest...................................    1,390,973
                                                         ------------
              Total assets..............................   65,238,379
                                                         ------------
         Liabilities:
           Payables:
             Capital shares redeemed....................      109,263
             Affiliates.................................       35,591
             Professional fees..........................       14,691
             Reports to shareholders....................        5,860
           Other liabilities............................        6,498
                                                         ------------
              Total liabilities.........................      171,903
                                                         ------------
                Net assets, at value.................... $ 65,066,476
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $   (204,621)
           Net unrealized depreciation..................   (2,427,324)
           Accumulated net realized loss................  (12,363,359)
           Capital shares...............................   80,061,780
                                                         ------------
                Net assets, at value.................... $ 65,066,476
                                                         ------------
         Class 1:
           Net assets, at value......................... $ 63,780,693
                                                         ------------
           Shares outstanding...........................    5,598,769
                                                         ------------
           Net asset value and offering price per share.       $11.39
                                                         ------------
         Class 2:
           Net assets, at value......................... $  1,285,783
                                                         ------------
           Shares outstanding...........................      113,457
                                                         ------------
           Net asset value and offering price per share.       $11.33
                                                         ------------

                                                                          TGI-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

Interest income (net of foreign taxes of $6,724).............................. $ 4,361,941
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................     460,525
  Distribution fees - Class 2 (Note 3)........................................       2,985
  Transfer agent fees.........................................................       3,129
  Custodian fees..............................................................      24,980
  Reports to shareholders.....................................................      10,406
  Professional fees...........................................................      19,981
  Trustees' fees and expenses.................................................         738
                                                                               -----------
    Total expenses............................................................     522,744
                                                                               -----------
       Net investment income..................................................   3,839,197
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................  (4,443,372)
    Foreign currency transactions.............................................     (64,726)
                                                                               -----------
     Net realized loss........................................................  (4,508,098)
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................   2,445,629
    Translation of assets and liabilities denominated in foreign currencies...     (46,845)
                                                                               -----------
     Net unrealized appreciation..............................................   2,398,784
                                                                               -----------
Net realized and unrealized loss..............................................  (2,109,314)
                                                                               -----------
Net increase in net assets resulting from operations.......................... $ 1,729,883
                                                                               -----------

TGI-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  3,839,197
    Net realized loss from investments and foreign currency transactions..................................   (4,508,098)
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    2,398,784
                                                                                                           ------------
       Net increase in net assets resulting from operations...............................................    1,729,883
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (2,604,868)
     Class 2..............................................................................................      (36,450)
                                                                                                           ------------
  Total distributions to shareholders.....................................................................   (2,641,318)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (16,473,714)
     Class 2..............................................................................................       43,998
                                                                                                           ------------
  Total capital share transactions........................................................................  (16,429,716)
     Net decrease in net assets...........................................................................  (17,341,151)
Net assets:
  Beginning of year.......................................................................................   82,407,627
                                                                                                           ------------
  End of year............................................................................................. $ 65,066,476
                                                                                                           ------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   (204,621)
                                                                                                           ------------

                                                                                                               2000
                                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  5,305,429
    Net realized loss from investments and foreign currency transactions..................................   (3,990,500)
    Net unrealized appreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    2,117,646
                                                                                                           ------------
       Net increase in net assets resulting from operations...............................................    3,432,575
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................     (116,818)
     Class 2..............................................................................................         (812)
                                                                                                           ------------
  Total distributions to shareholders.....................................................................     (117,630)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................  (12,620,995)
     Class 2..............................................................................................      733,766
                                                                                                           ------------
  Total capital share transactions........................................................................  (11,887,229)
     Net decrease in net assets...........................................................................   (8,572,284)
Net assets:
  Beginning of year.......................................................................................   90,979,911
                                                                                                           ------------
  End of year............................................................................................. $ 82,407,627
                                                                                                           ------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $  2,608,626
                                                                                                           ------------

                                                                         TGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2001, over 74% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $554,124 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $387,246, decrease unrealized gains by $45,152, and increase realized gains by $432,398. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Year Ended December 31,
                                               --------------------------------------------------
                                                         2001                      2000
                                               --------------------------------------------------
                                                 Shares       Amount       Shares       Amount
                                               --------------------------------------------------
Class 1 Shares:
Shares sold...................................    891,523  $ 10,054,626     397,698  $  4,324,664
Shares issued on merger/a/....................         --            --   1,620,086    17,464,656
Shares issued in reinvestment of distributions    241,863     2,604,868      10,837       116,818
Shares redeemed............................... (2,571,685)  (29,133,208) (3,171,211)  (34,527,133)
                                               --------------------------------------------------
Net decrease.................................. (1,438,299) $(16,473,714) (1,142,590) $(12,620,995)
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................  1,316,779  $ 15,116,152     222,783  $  2,454,812
Shares issued on merger/a/....................         --            --      70,754       759,809
Shares issued in reinvestment of distributions      3,397        36,450          75           812
Shares redeemed............................... (1,314,468)  (15,108,604)   (225,940)   (2,481,667)
                                               --------------------------------------------------
Net increase..................................      5,708  $     43,998      67,672  $    733,766
                                               --------------------------------------------------

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
     Products Series Fund (TVP) - Templeton Bond Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                             Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense to the Fund.
The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
      .625%             First $100 million
          .50%          Over $100 million, up to and including $250 million
          .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund, and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $12,789,898 which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryover expiring in:
                  2002............................. $ 1,294,963
                  2003.............................   1,605,323
                  2007.............................   5,870,061
                  2008.............................   2,370,518
                  2009.............................   1,649,033
                                                    -----------
                                                    $12,789,898
                                                    -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gain for income tax purposes were as follows:

               Cost of investments................. $66,786,733
                                                    -----------
               Unrealized appreciation.............   1,018,673
               Unrealized depreciation.............  (3,958,640)
                                                    -----------
               Net unrealized depreciation......... $(2,939,967)
                                                    -----------
               Undistributed ordinary income....... $   736,749
               Undistributed long term capital gain          --
                                                    -----------
               Distributable earnings.............. $   736,749
                                                    -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $84,184,614 and $96,243,993, respectively.

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

TGI-16

                                               TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

It was a difficult year for international investors, as evidenced by the 15.91% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index. All major regions recorded negative performances. Geographically, one of the worst performing countries was Japan, down 29.28%, while the emerging markets held up the best, falling only 2.37%, with strong positive returns recorded in Mexico and South Korea. All industry sectors within the MSCI AC World Free Index recorded negative returns as well, with the worst performance coming from electronic equipment and information technology, which were down 36.12% and 28.29% in 2001./1 /

In an environment of a slowing global economy, collapsing corporate profits, declining interest rates and in our view continued unrealistic valuations in the technology and telecommunications sectors, our focus on economically defensive and undervalued securities partially paid off, as the Fund outperformed the MSCI AC World Free Index during the reporting period./1 /

Although the Fund's largest regional weighting continued to be in the U.S. with 28.8% of total net assets at year-end, we substantially reduced our U.S. holdings from 41.5% of total net assets at the beginning of the period. In the process, the number of U.S. holdings in the top 10 positions fell from seven to just three. The Fund did well relative to the major averages and stock selection was key to our outperformance. In the face of a slowing economy, our holdings in economically defensive sectors such as consumer staples (Procter & Gamble and Albertsons), pharmaceuticals (Mylan Labs) and defense (Lockheed Martin) held up well against the declining markets, with all benefiting from defensive revenue streams and undemanding valuations. In comparison, the technology-dominated Nasdaq Composite Index was down 20.13% for the year as a stream of profit warnings continued to plague the technology sector, and the Standard & Poor's 500 Composite Index (S&P 500) was down 11.88% during the same period./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
12/31/01

North America                                   30.4%
Europe                                          30.4%
Asia                                            17.4%
Latin America/Caribbean                          5.0%
Australia/New Zealand                            3.6%
Short-Term Investments & Other Net Assets       13.2%

The European Central Bank cut rates much less than the U.S. Federal Reserve Board, lowering rates only four times during the period versus eleven in the U.S. However, Europe did not have the massive economic and stock market boom experienced in the U.S. in the late 1990s, so the economic fall afterward was less dramatic and central bank help appeared to be less needed. The Fund's European holdings held up well in the period, again largely due to their relatively defensive nature. In the U.K., consumer staple companies Unilever and Marks & Spencer performed solidly on a relative basis during the year, while leading mortgage provider Lloyds TSB benefited from its defensive loan portfolio as other banking peers were adversely hurt primarily by increasing loan provisions and declining securities markets. Our largest European holding, Italian oil and gas company Eni, provided flat results for the year with progress on corporate restructuring helping to offset weaker oil and gas prices.

In Asia, the Fund's largest country weighting remained Hong Kong, despite selling some of our HSBC banking position at attractive prices early in the year. On December 31, 2001, our largest Asian position was real estate holding company Cheung Kong, which we felt was an attractive way to invest in its subsidiary Hutchison Whampoa, a telecommunications and ports operator that is also one of the world's financially strongest wireless companies. We remained underweighted in Japan versus the MSCI AC World Free Index as we were still pessimistic regarding its economic recovery and corporate restructuring. Despite the usual financial year-end rally to March 31 and a return to a zero interest rate policy by the Bank of Japan, the country's structural problems remain. Consumers appear to be concerned with underfunded pension liabilities. Many companies, protected by overregulation on competition and takeovers, continue to earn poor returns on their shareholders' capital. The banking sector is held hostage to illiquid nonperforming loans and a capital base that is dependent on stock market returns while the government's high debt levels restrict it from stimulating the economy through higher fiscal spending.

Looking forward, when the global economy starts to warm up, we expect growth to resume. However, we remain very cautious regarding the near-term prospects for technology and telecommunications stocks globally, particularly in the U.S. We remain cautious on the overall U.S. economy as it remains unclear what will drive the economy out of recession and into a recovery. The biggest driver of the economy,


                     Top 10 Holdings
                     Templeton Growth Securities Fund
                     12/31/01

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     ---------------------

                     Cheung Kong Holdings Ltd.      1.9%
                     Real Estate, Hong Kong

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     Shell Transport & Trading
                     Co. PLC                        1.6%
                     Oil & Gas, U.K.

                     Albertsons Inc.                1.6%
                     Food & Drug Retailing, U.S.

                     BHP Billiton PLC               1.6%
                     Metals & Mining, Australia

                     Australia & New Zealand
                     Banking Group Ltd.             1.6%
                     Banks, Australia

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     HSBC Holdings PLC              1.5%
                     Banks, Hong Kong

                     Pharmacia Corp.                1.5%
                     Pharmaceuticals, U.S.

                     General Mills Inc.             1.5%
                     Food Products, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

consumer spending, has held up surprisingly strongly boosted by historically low mortgage rates and a relatively low unemployment rate. But it remains to be seen whether consumer confidence and spending can continue on its present path given the persistent cost-cutting and layoff announcements across corporate America.

We are also uncertain whether the political enthusiasm for fiscal stimulus will turn into a realistic economic boost, especially at a time when the prospects for growth in corporate investment and exports appear weak given excess capacity, feeble corporate profitability and a global recession. However, growth should eventually resume stimulated by lower interest rates, tax cuts and government spending, and we expect our more cyclical holdings to participate in the recovery in the U.S. and globally.

---------------------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
---------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                            Since
                                                          Inception
                                           1-Year 5-Year  (3/15/94)
------------------------------------------------------
Cumulative Total Return                    -0.98% +50.81% +112.67%
Average Annual Total Return                -0.98%  +8.56%  +10.16%
Value of $10,000 Investment                $9,902 $15,081  $21,267

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/01)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (46)
This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/01.


                          Templeton Growth     MSCI All
                             Securities     Country World
                           Fund - Class I      Free Index
---------------------------------------------------------
       03/15/1994              $10,000           $10,000
       03/31/1994              $10,030             $9,768
       04/30/1994              $10,079            $10,034
       05/31/1994              $10,118            $10,093
       06/30/1994              $10,020            $10,044
       07/31/1994              $10,296            $10,266
       08/31/1994              $10,552            $10,631
       09/30/1994              $10,484            $10,381
       10/31/1994              $10,493            $10,647
       11/30/1994              $10,286            $10,185
       12/31/1994              $10,316            $10,221
       01/31/1995              $10,227            $10,013
       02/28/1995              $10,336            $10,120
       03/31/1995              $10,336            $10,584
       04/30/1995              $10,631            $10,969
       05/31/1995              $10,897            $11,090
       06/30/1995              $11,054            $11,092
       07/31/1995              $11,500            $11,629
       08/31/1995              $11,401            $11,374
       09/30/1995              $11,619            $11,687
       10/31/1995              $11,233            $11,492
       11/30/1995              $11,311            $11,854
       12/31/1995              $11,628            $12,210
       01/31/1996              $12,133            $12,482
       02/29/1996              $12,183            $12,534
       03/31/1996              $12,380            $12,727
       04/30/1996              $12,707            $13,038
       05/31/1996              $12,895            $13,051
       06/30/1996              $12,887            $13,122
       07/31/1996              $12,417            $12,633
       08/31/1996              $12,815            $12,788
       09/30/1996              $12,990            $13,260
       10/31/1996              $13,082            $13,313
       11/30/1996              $13,674            $14,025
       12/31/1996              $14,104            $13,822
       01/31/1997              $14,513            $14,054
       02/28/1997              $14,594            $14,245
       03/31/1997              $14,563            $13,961
       04/30/1997              $14,625            $14,409
       05/31/1997              $15,289            $15,269
       06/30/1997              $16,059            $16,051
       07/31/1997              $16,685            $16,776
       08/31/1997              $16,247            $15,598
       09/30/1997              $17,164            $16,430
       10/31/1997              $15,891            $15,452
       11/30/1997              $15,838            $15,689
       12/31/1997              $16,005            $15,894
       01/31/1998              $15,910            $16,244
       02/28/1998              $17,183            $17,355
       03/31/1998              $18,101            $18,096
       04/30/1998              $18,153            $18,266
       05/31/1998              $17,641            $17,919
       06/30/1998              $17,393            $18,242
       07/31/1998              $17,405            $18,247
       08/31/1998              $14,890            $15,691
       09/30/1998              $14,995            $16,003
       10/31/1998              $16,389            $17,464
       11/30/1998              $17,133            $18,524
       12/31/1998              $17,439            $19,384
       01/31/1999              $17,192            $19,779
       02/28/1999              $16,660            $19,283
       03/31/1999              $17,547            $20,150
       04/30/1999              $19,377            $21,021
       05/31/1999              $18,563            $20,279
       06/30/1999              $19,532            $21,289
       07/31/1999              $19,409            $21,201
       08/31/1999              $19,327            $21,176
       09/30/1999              $18,881            $20,947
       10/31/1999              $18,745            $22,007
       11/30/1999              $19,637            $22,692
       12/31/1999              $21,110            $24,582
       01/31/2000              $19,679            $23,257
       02/29/2000              $18,990            $23,336
       03/31/2000              $20,340            $24,869
       04/30/2000              $20,182            $23,752
       05/31/2000              $20,446            $23,135
       06/30/2000              $20,695            $23,919
       07/31/2000              $20,726            $23,216
       08/31/2000              $20,975            $23,938
       09/30/2000              $20,321            $22,624
       10/31/2000              $20,508            $22,180
       11/30/2000              $20,399            $20,805
       12/31/2000              $21,476            $21,153
       01/31/2001              $21,867            $21,688
       02/28/2001              $21,508            $19,864
       03/31/2001              $20,573            $18,527
       04/30/2001              $21,400            $19,876
       05/31/2001              $21,883            $19,655
       06/30/2001              $21,459            $19,054
       07/31/2001              $21,324            $18,753
       08/31/2001              $21,151            $17,890
       09/30/2001              $19,137            $16,257
       10/31/2001              $19,733            $16,601
       11/30/2001              $20,903            $17,622
       12/31/2001              $21,267            $17,788

Total Return                   112.67%             77.88%

* Source: Standard & Poor's Micropal. Please see the Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund - Class 1

                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

TG-4
              Past performance does not guarantee future results.

                       TEMPLETON GROWTH SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT
Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the Fund's sub-advisor. TAML provides TGAL with investment management advice and assistance.

John Crone VICE          Mr. Crone has been a manager of the Fund since October
PRESIDENT,               2001, and has been with Franklin Templeton Investments
TGAL PORTFOLIO MANAGER,  since 1995.
TAML

Dale Winner, CFA VICE    Mr. Winner has been a manager of the Fund since
PRESIDENT, TGAL          January 2001, and has been with Franklin Templeton
                         Investments since 1995.

Murdo Murchison, CFA SENIOMRr. Murchison has been a manager of the Fund since
VICE PRESIDENT, TGAL     January 2001, and has been with Franklin Templeton
                         Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.81% of its average daily net assets to TGAL for its services.

               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

                                                                    Class 1
                                              --------------------------------------------------
                                                            Year Ended December 31,
                                              --------------------------------------------------
                                                2001       2000       1999      1998      1997
                                              --------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses).     (.36)       (.15)     2.66       .98      1.53
                                              --------------------------------------------------
Total from investment operations.............     (.10)        .15      2.94      1.33      1.86
                                              --------------------------------------------------
Less distributions from:
  Net investment income......................     (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains.........................    (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                              --------------------------------------------------
Total distributions..........................    (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                              --------------------------------------------------
Net asset value, end of year................. $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                              --------------------------------------------------

Total return/b/..............................   (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses...................................     .85%        .88%      .88%      .88%      .88%
  Net investment income......................    2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate......................   31.05%      69.67%    46.54%    32.30%    24.81%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                --------------------------
                                                   Year Ended December 31,
                                                --------------------------
                                                  2001     2000    1999/c/
                                                --------------------------
  Per share operating performance
  (For a share outstanding throughout the year)
  Net asset value, beginning of year........... $  13.69  $ 15.60  $ 15.34
                                                --------------------------
  Income from investment operations:
    Net investment income/a/...................      .21      .25      .17
    Net realized and unrealized gains..........     (.34)    (.15)    2.17
                                                --------------------------
  Total from investment operations.............     (.13)     .10     2.34
                                                --------------------------
  Less distributions from:
    Net investment income......................     (.26)    (.26)    (.36)
    Net realized gains.........................    (2.29)   (1.75)   (1.72)
                                                --------------------------
  Total distributions..........................    (2.55)   (2.01)   (2.08)
                                                --------------------------
  Net asset value, end of year................. $  11.01  $ 13.69  $ 15.60
                                                --------------------------

  Total return/b/..............................  (1.31)%    1.47%   16.35%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $113,925  $79,043  $ 4,483
  Ratios to average net assets:
    Expenses...................................    1.10%    1.12%    1.14%/d/
    Net investment income......................    1.80%    1.87%    1.17%/d/
  Portfolio turnover rate......................   31.05%   69.67%   46.54%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001


                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 85.3%
Aerospace & Defense 3.0%
BAE Systems PLC............................ United Kingdom 3,247,043 $14,626,107
Raytheon Co................................ United States    235,824   7,657,205
Rolls-Royce PLC............................ United Kingdom 4,328,521  10,488,994
                                                                     -----------
                                                                      32,772,306
                                                                     -----------
Airlines .7%
Singapore Airlines Ltd.....................   Singapore    1,303,100   7,762,849
                                                                     -----------
Automobiles .7%
Volkswagen AG..............................    Germany       165,400   7,702,339
                                                                     -----------
Banks 5.0%
Australia & New Zealand Banking Group Ltd..   Australia    1,844,184  16,812,336
Foreningssparbanken AB, A..................     Sweden       350,000   4,337,588
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,560,602
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  15,267,833
                                                                     -----------
                                                                      52,978,359
                                                                     -----------
Building Products .5%
Novar PLC.................................. United Kingdom 2,739,818   5,044,200
                                                                     -----------
Chemicals 5.0%
Agrium Inc.................................     Canada        89,300     946,580
Akzo Nobel NV..............................  Netherlands     355,200  15,860,955
BASF AG....................................    Germany       253,200   9,435,059
DSM NV, Br.................................  Netherlands     300,000  10,954,598
Eastman Chemical Co........................ United States    125,000   4,877,500
Lyondell Chemical Co....................... United States    770,500  11,041,265
                                                                     -----------
                                                                      53,115,957
                                                                     -----------
Commercial Services & Supplies 1.3%
Waste Management Inc....................... United States    455,740  14,542,663
                                                                     -----------
Computers & Peripherals 2.7%
Compaq Computer Corp....................... United States    400,000   3,904,000
Fujitsu Ltd................................     Japan        350,000   2,547,688
Hewlett-Packard Co......................... United States    304,390   6,252,171
/a/Lexmark International Inc............... United States     60,000   3,540,000
NEC Corp...................................     Japan      1,290,000  13,159,850
                                                                     -----------
                                                                      29,403,709
                                                                     -----------
Construction Materials .2%
Cheung Kong Infrastructure Holdings Ltd....   Hong Kong    1,495,000   2,329,392
                                                                     -----------
Diversified Financials 3.2%
Merrill Lynch & Co. Inc.................... United States    250,000  13,030,000
Nomura Holdings Inc........................     Japan        726,000   9,306,272
Swire Pacific Ltd., A......................   Hong Kong    2,119,300  11,550,652
Swire Pacific Ltd., B......................   Hong Kong    1,304,000     936,463
                                                                     -----------
                                                                      34,823,387
                                                                     -----------
Diversified Telecommunication Services 8.3%
AT&T Corp.................................. United States    500,000   9,070,000
Cable & Wireless PLC....................... United Kingdom 2,113,356  10,165,393
Korea Telecom Corp., ADR...................  South Korea     449,860   9,145,654
Nippon Telegraph & Telephone Corp..........     Japan          2,698   8,790,218

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
SBC Communications Inc............................ United States    268,280 $10,508,528
Telecom Argentina Stet - France Telecom SA, B, ADR   Argentina      240,000   1,564,800
Telecom Corp. of New Zealand Ltd..................  New Zealand   2,415,827   5,029,746
/a/Telefonica SA..................................     Spain      1,067,040  14,279,898
Telefonos de Mexico SA de CV (TELMEX), L, ADR.....     Mexico       315,225  11,039,180
/a/Worldcom Inc.-Worldcom Group................... United States    615,410   8,664,973
                                                                            -----------
                                                                             88,258,390
                                                                            -----------
Electric Utilities 5.6%
CLP Holdings Ltd..................................   Hong Kong    2,451,600   9,353,232
E.On AG...........................................    Germany       278,000  14,455,832
Endesa SA.........................................     Spain        400,000   6,257,735
Hong Kong Electric Holdings Ltd...................   Hong Kong    2,683,498   9,979,859
Iberdrola SA, Br..................................     Spain      1,031,200  13,423,808
Korea Electric Power Corp.........................  South Korea     458,200   7,569,806
                                                                            -----------
                                                                             61,040,272
                                                                            -----------
Electronic Equipment & Instruments 1.2%
Hitachi Ltd.......................................     Japan      1,820,500  13,334,961
                                                                            -----------
Food & Drug Retailing 3.7%
Albertson's Inc................................... United States    537,800  16,935,322
J.Sainsbury PLC................................... United Kingdom 1,834,317   9,770,922
The Kroger Co..................................... United States    654,190  13,652,945
                                                                            -----------
                                                                             40,359,189
                                                                            -----------
Food Products 4.1%
General Mills Inc................................. United States    305,670  15,897,897
H.J. Heinz Co..................................... United States    337,619  13,882,893
Unilever PLC...................................... United Kingdom 1,800,000  14,775,142
                                                                            -----------
                                                                             44,555,932
                                                                            -----------
Gas Utilities 1.0%
TransCanada PipeLines Ltd.........................     Canada       895,913  11,152,258
                                                                            -----------
Household Durables 3.0%
Koninklijke Philips Electronics NV................  Netherlands     562,480  16,717,790
LG Electronics Inc................................  South Korea     275,000   5,192,234
Newell Rubbermaid Inc............................. United States    385,063  10,616,187
                                                                            -----------
                                                                             32,526,211
                                                                            -----------
Household Products 1.1%
Procter & Gamble Co............................... United States    133,790  10,586,803
                                                                            -----------
Industrial Conglomerates .1%
Smiths Group PLC.................................. United Kingdom   120,000   1,182,361
                                                                            -----------
Insurance 5.6%
Ace Ltd...........................................    Bermuda       302,000  12,125,300
Allstate Corp..................................... United States    457,700  15,424,490
AXA SA............................................     France       526,640  11,005,566
Torchmark Corp.................................... United States    273,400  10,752,822
XL Capital Ltd., A................................    Bermuda       127,100  11,611,856
                                                                            -----------
                                                                             60,920,034
                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)


                                                  COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
IT Consulting & Services .2%
Gartner Inc., B............................... United States      214,400 $ 2,401,280
                                                                          -----------
Machinery 2.8%
Invensys PLC.................................. United Kingdom   6,530,280  11,333,662
Sandvik AB....................................     Sweden         440,000   9,416,857
Volvo AB, B...................................     Sweden         595,620   9,993,529
                                                                          -----------
                                                                           30,744,048
                                                                          -----------
Media .6%
SCMP GROUP LTD................................   Hong Kong      1,254,000     787,986
United Business Media PLC..................... United Kingdom     779,684   5,446,781
                                                                          -----------
                                                                            6,234,767
                                                                          -----------
Metals & Mining 4.2%
AK Steel Holding Corp......................... United States      795,400   9,051,652
Barrick Gold Corp.............................     Canada         348,800   5,563,360
BHP Billiton PLC..............................   Australia      3,333,680  16,932,824
Companhia Siderurgica Nacional Sid Nacional SA     Brazil     129,100,000   2,039,450
Pohang Iron & Steel Co. Ltd...................  South Korea       131,192  12,185,325
                                                                          -----------
                                                                           45,772,611
                                                                          -----------
Multiline Retail 2.2%
Marks & Spencer PLC........................... United Kingdom   2,078,070  10,918,109
Sears, Roebuck & Co........................... United States      275,900  13,143,876
                                                                          -----------
                                                                           24,061,985
                                                                          -----------
Oil & Gas 6.6%
Burlington Resources Inc...................... United States      193,400   7,260,236
Eni SpA.......................................     Italy        1,432,025  17,953,069
Occidental Petroleum Corp..................... United States      423,100  11,224,843
PetroChina Co. Ltd., H........................     China       29,950,000   5,300,307
Repsol YPF SA.................................     Spain          833,660  12,158,732
Shell Transport & Trading Co. PLC............. United Kingdom   2,540,483  17,451,724
                                                                          -----------
                                                                           71,348,911
                                                                          -----------
Paper & Forest Products 3.8%
Bowater Inc................................... United States      191,800   9,148,860
International Paper Co........................ United States      300,000  12,105,000
Plum Creek Timber Co. Inc..................... United States      162,614   4,610,107
UPM-Kymmene Corp..............................    Finland         450,000  14,925,340
                                                                          -----------
                                                                           40,789,307
                                                                          -----------
Pharmaceuticals 4.9%
Abbott Laboratories........................... United States      230,310  12,839,783
Merck KGAA....................................    Germany         316,440  11,580,269
Mylan Laboratories Inc........................ United States      319,840  11,994,000
Pharmacia Corp................................ United States      379,150  16,170,748
                                                                          -----------
                                                                           52,584,800
                                                                          -----------
Real Estate 2.0%
Cheung Kong Holdings Ltd......................   Hong Kong      2,011,499  20,894,403
Amoy Porperties Ltd...........................   Hong Kong        745,500     769,606
New World Development Co. Ltd.................   Hong Kong            457         399
                                                                          -----------
                                                                           21,664,408
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     COUNTRY      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd...........................................................................     Japan        1,247,000

Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................  South Korea        53,920

Trading Companies & Distributors .3%
Samsung Corp.....................................................................................  South Korea       500,000

Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................  South Korea        54,400
Smartone Telecommunications Holdings Ltd.........................................................   Hong Kong      1,108,000



Total Common Stocks (Cost $925,126,690)..........................................................

Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................    Germany          60,000
Embratel Participacoes SA, ADR, pfd..............................................................    Brazil          420,550
Cia Vale Do Rio Doce, ADR, pfd. A................................................................    Brazil          120,000
Petroleo Brasileiro SA, ADR, pfd.................................................................    Brazil          350,000
Petroleo Brasileiro SA, pfd......................................................................    Brazil          157,470

Total Preferred Stocks (Cost $25,078,983)........................................................

Total Long Term Investments (Cost $950,205,673) 86.9%............................................


                                                                                                                 PRINCIPAL
                                                                                                                  AMOUNT
                                                                                                                ------------
/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)........... United States $127,665,001

  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................
Other Assets, Less Liabilities 1.3%..............................................................

Total Net Assets 100.0%..........................................................................

                                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd........................................................................... $    4,234,053
                                                                                                  --------------
Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................     11,453,125
                                                                                                  --------------
Trading Companies & Distributors .3%
Samsung Corp.....................................................................................      2,771,222
                                                                                                  --------------
Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................      1,176,128
Smartone Telecommunications Holdings Ltd.........................................................      1,321,441
                                                                                                  --------------
                                                                                                       2,497,569
                                                                                                  --------------
Total Common Stocks (Cost $925,126,690)..........................................................    920,949,658
                                                                                                  --------------
Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................      1,851,143
Embratel Participacoes SA, ADR, pfd..............................................................      1,749,488
Cia Vale Do Rio Doce, ADR, pfd. A................................................................      2,833,200
Petroleo Brasileiro SA, ADR, pfd.................................................................      7,780,500
Petroleo Brasileiro SA, pfd......................................................................      3,486,081
                                                                                                  --------------
Total Preferred Stocks (Cost $25,078,983)........................................................     17,700,412
                                                                                                  --------------
Total Long Term Investments (Cost $950,205,673) 86.9%............................................    938,650,000
                                                                                                  --------------




/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)...........    127,665,000
                                                                                                  --------------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................  1,066,315,000
Other Assets, Less Liabilities 1.3%..............................................................     14,334,903
                                                                                                  --------------
Total Net Assets 100.0%.......................................................................... $1,080,649,973
                                                                                                  --------------


/a/Non-incomeproducing.
/b/Seenote (d) regarding repurchase agreements.


                                                                          TG-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements


        Statement of Assets and Liabilities
        December 31, 2001
        Assets:
          Investments in securities:
            Cost....................................... $  950,205,673
                                                        --------------
            Value......................................    938,650,070
          Repurchase agreement at value and cost.......    127,665,000
          Cash.........................................            346
          Receivables:
            Investment securities sold.................     34,300,347
            Capital shares sold........................        557,770
            Dividends and interest.....................      2,654,011
                                                        --------------
             Total assets..............................  1,103,827,544
                                                        --------------
        Liabilities:
          Payables:
            Investment securities purchased............     20,984,149
            Capital shares redeemed....................      1,171,833
            Affiliates.................................        783,933
            Professional fees..........................         33,100
            Reports to shareholders....................        120,000
          Other liabilities............................         84,556
                                                        --------------
             Total liabilities.........................     23,177,571
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Net assets consist of:
          Undistributed net investment income.......... $   23,378,838
          Net unrealized depreciation..................    (11,706,744)
          Accumulated net realized gain................     19,562,369
          Capital shares...............................  1,049,415,510
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Class 1:
          Net asset, at value.......................... $  966,725,309
                                                        --------------
          Shares outstanding...........................     87,162,797
                                                        --------------
          Net asset value and offering price per share.         $11.09
                                                        --------------
        Class 2:
          Net asset, at value.......................... $  113,924,664
                                                        --------------
          Shares outstanding...........................     10,345,270
                                                        --------------
          Net asset value and offering price per share.         $11.01
                                                        --------------


TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001
Investment income:
(net of foreign taxes and fees of $2,255,176)
  Dividends................................................................... $ 31,169,399
  Interest....................................................................    2,730,199
                                                                               ------------
    Total investment income...................................................   33,899,598
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    9,152,469
  Distribution fees - Class 2 (Note 3 ).......................................      231,613
  Transfer agent fees.........................................................       44,655
  Custodian fees..............................................................      224,337
  Reports to shareholders.....................................................      269,915
  Professional fees...........................................................       25,297
  Trustees' fees and expenses.................................................       11,372
  Other.......................................................................        2,763
                                                                               ------------
    Total expenses............................................................    9,962,421
                                                                               ------------
       Net investment income..................................................   23,937,177
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   20,408,472
    Foreign currency transactions.............................................     (226,762)
                                                                               ------------
       Net realized gain......................................................   20,181,710
  Net unrealized depreciation on investments:
    Investments...............................................................  (56,687,520)
    Translation of assets and liabilities denominated in foreign currencies...     (151,141)
                                                                               ------------
       Net unrealized depreciation............................................  (56,838,661)
                                                                               ------------
Net realized and unrealized loss..............................................  (36,656,951)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(12,719,774)
                                                                               ------------


                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                                2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,937,177
    Net realized gain from investments and foreign currency transactions..................................     20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    (56,838,661)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................    (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (21,511,485)
     Class 2..............................................................................................     (1,649,342)
    Net realized gains:
     Class 1..............................................................................................   (179,283,207)
     Class 2..............................................................................................    (14,800,192)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................     17,018,594
     Class 2..............................................................................................     50,914,824
                                                                                                           --------------
  Total capital share transactions........................................................................     67,933,418
     Net increase (decrease) in net assets................................................................   (162,030,582)
Net Assets:
  Beginning of year.......................................................................................  1,242,680,555
                                                                                                           --------------
  End of year............................................................................................. $1,080,649,973
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   23,378,838
                                                                                                           --------------

                                                                                                                2000
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,165,554
    Net realized gain from investments and foreign currency transactions..................................    194,570,700
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (171,116,784)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................     46,619,470
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (11,099,754)
     Class 2..............................................................................................       (152,094)
    Net realized gains:
     Class 1..............................................................................................    (73,119,422)
     Class 2..............................................................................................     (1,029,478)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (85,400,748)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................    497,688,296
     Class 2..............................................................................................     70,980,087
                                                                                                           --------------
  Total capital share transactions........................................................................    568,668,383
     Net increase (decrease) in net assets................................................................    529,887,105
Net Assets:
  Beginning of year.......................................................................................    712,793,450
                                                                                                           --------------
  End of year............................................................................................. $1,242,680,555
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   22,733,829
                                                                                                           --------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreement

Certain funds may enter into a repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2001, all repurchase agreements held by the funds had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2001                        2000
                                               --------------------------  ---------------------------
                                                 Shares        Amount        Shares        Amount
Class 1 Shares:                                ------------------------------------------------------
Shares sold...................................  34,407,516  $ 411,498,298   17,873,866  $ 238,251,058
Shares issued on merger/a/....................          --             --   48,592,348    628,298,597
Shares issued in reinvestment of distributions  17,864,296    200,794,692    6,513,471     84,219,176
Shares redeemed............................... (49,693,524)  (595,274,396) (33,716,851)  (453,080,535)
                                               ------------------------------------------------------
Net increase..................................   2,578,288  $  17,018,594   39,262,834  $ 497,688,296
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................  24,877,364  $ 299,417,251   12,896,783  $ 173,384,758
Shares issued on merger/a/....................          --             --    4,308,381     55,535,000
Shares issued in reinvestment of distributions   1,471,336     16,449,534       91,595      1,181,572
Shares redeemed............................... (21,775,179)  (264,951,961) (11,812,327)  (159,121,243)
                                               ------------------------------------------------------
Net increase..................................   4,573,521  $  50,914,824    5,484,432  $  70,980,087
                                               ------------------------------------------------------

/a/ On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
            .90%        Over $100 million, up to and including $250 million
            .80%        Over $250 milion, up to and including $500 million
            .75%        Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                                               ------------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $ 60,274,364
                       Long-term capital gain.  140,520,327
                                               ------------
                                               $200,794,691
                                               ------------
                     Class 2
                       Ordinary income........ $  4,849,296
                       Long-term capital gain.   11,600,238
                                               ------------
                                               $ 16,449,534
                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

             Cost of investments.................. $1,079,805,169
                                                   --------------
             Unrealized appreciation.............. $  122,728,775
             Unrealized depreciation..............   (136,218,874)
                                                   --------------
             Net unrealized depreciation.......... $  (13,490,099)
                                                   --------------
             Undistributed ordinary income........ $   33,214,110
             Undistributed long-term capital gains     11,729,416
                                                   --------------
             Distributable earnings............... $   44,943,526
                                                   --------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $328,805,682 and $499,675,954, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                        TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (effective 5/1/02, Templeton Foreign Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The year 2001 was marked by slowing economies, a new government in Japan, ongoing deflation of the technology and telecommunications bubble and the tragic attacks of September 11. While these events contributed to poor equity performance, we believe they also laid the groundwork for an economic and equity market recovery. Central banks worldwide lowered interest rates, companies restructured to cut costs, and corporations reduced inventory levels. We acknowledge that the near-term environment is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies whose shares we own.

Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI(R) EAFE(R)) Index, which returned -21.21% during the year ended December 31, 2001./1 While we are proud of our relative performance versus the market index, we recognize this is a partial victory and strive to return to positive performance in the coming year. /

Prior to the events of September 11, global equity markets were grappling with slowing economies, a technology and telecommunications slide and relatively high stock valuations. The attacks on the World Trade Center and Pentagon are likely to impact consumer confidence in the short term and slow corporate capital investment and overall economic growth. Although the Federal Reserve Board's (the Fed's) 11 federal funds target rate cuts during 2001 affected the cost of borrowing, we believe they will not immediately improve consumer confidence or eliminate the excess capacity across the technology landscape. So far, the Fed's actions have not stemmed the stock market's continued decline.

Central banks around the world followed the U.S. Fed's lead, and there were at least 185 interest rate reductions globally throughout the reporting period. While we are optimistic that monetary policy will eventually spur a global economic recovery, we are unsure of its timing,

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
12/31/01

Europe 61.9%

Asia 20.1%

Latin America/Caribbean 7.3%

Australia/New Zealand 4.4%

North America 1.5%

Short-Term Investments &
Other Net Assets 4.8%
and we continue to focus on the fortunes of individual companies, their balance sheets, valuations and normalized earnings power.

European markets recorded poor performance during the year, dragged down primarily by the decline in technology, media and telecommu-nications (TMT) stocks and modest weakness in the euro. In our opinion, the euro's decline is due to slowing European economic activity, perceived European Central Bank ineffectiveness and currency outflows to other regions of the world, in equity investments and foreign direct investment. Despite the near-term concerns, we find reasons for optimism. Our analysis shows that European equity valuations were inexpensive relative to the U.S. and multinational companies in the region continued to slowly restructure their operations. We believe the recent fall in oil prices should translate into lower inflation and increased purchasing power.

The Asia and Pacific Rim region turned in vastly divergent performances, as the Japanese and Hong Kong markets fell significantly and those of South Korea and Australia appreciated. In Japan, early optimism surrounding the unexpected April election of Junichiro Koizumi quickly faded as a number of his proposed reform measures became bogged down in the political process. The banking system is an ongoing concern, and its high level of non-performing loans remains an unresolved issue. We believe it is worth noting that, while Japanese individuals have one of the highest savings rates in the world, the Japanese government has the highest debt level in the developed world. Over the past 10 years, Japanese government debt as a percentage of gross domestic product increased from approximately 70% to over 130% versus just 50% for the U.S.

With the exception of Mexico, which turned in one of the world's strongest equity performances, the Latin American region generally performed poorly during the year. Mexico continued to benefit from its proximity to the U.S. and the increasing integration with our economy. Brazil and Argentina suffered from political and economic turmoil, with Argentina falling into a state of chaos in late December.

As mentioned previously, the Fund outperformed the MSCI EAFE Index for the year under review but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the hard-hit telecommunications and technology sectors but were hurt later in the year by our holdings in cyclical and insurance companies. We sought to take advantage of market volatility during the reporting period and increased our exposure to the TMT sector, and we


                    Top 10 Holdings
                    Templeton International Securities Fund
                    12/31/01
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    --------------------------------------

                    Cheung Kong
                    Holdings Ltd.                   2.2%
                    Real Estate, Hong Kong

                    Unilever PLC                    2.2%
                    Food Products, U.K.

                    Lloyds TSB Group PLC            1.9%
                    Banks, U.K.

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Swiss Reinsurance Co.           1.8%
                    Insurance, Switzerland

                    Wolters Kluwer NV               1.7%
                    Media, Netherlands

                    Volkswagen AG                   1.7%
                    Automobiles, Germany

                    Marks & Spencer PLC             1.7%
                    Multiline Retail, U.K.

                    E.oN AG                         1.6%
                    Electric Utilities, Germany

                    Aventis SA                      1.6%
                    Pharmaceuticals, France

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

eliminated positions in what we considered were fully valued stocks in the supermarket, utility and food sectors. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and attractive valuations. Currency movements also hurt the Fund's performance, as the euro's approximately 4% decline versus the U.S. dollar also reduced total return. We continue to believe the euro is undervalued and that improved European economic growth will have a positive effect on the currency's value.

During the year under review, our analysts identified a number of technology and telecommunications shares trading at relatively low valuations on normalized earnings, and we purchased shares in Alcatel SA, Nortel Networks, Korea Telecom and Telefonos de Mexico, for example. We found a number of attractive opportunities in Europe covering a diverse group of industries. Purchases from this region included telecommunications providers Cable and Wireless and Telefonica SA, insurance companies Swiss Reinsurance and AXA SA, mining company Pechiney SA, logistics provider Deutsche Post, and U.K. bank Lloyds TSB.

In Asia, we remain skeptical that meaningful change will occur quickly in Japan, and we were underweighted in Japanese equities during the reporting period as our industry analysts consistently identified cheaper opportunities in other regions of the world. The most significant Asian purchase this year was Samsung Electronics, a leading South Korean semiconductor and consumer electronics company. We believe Samsung is a premier global competitor that due to political worries in South Korea was trading at a fraction of the valuation of its global peers. Another leading Asian company we purchased due to inexpensive valuation was Singapore's DBS Group Holding. In our opinion, this firm is one of southeast Asia's leading banking franchises. We consider these purchases to be two positive examples of our research process -- representing the ability to see past short-term disruptions to identify the long-term earnings power of a company and the flexibility to purchase "growth" companies trading at "value" levels.

In Latin America, we do not own shares in Argentina, but we are closely watching their political and economic situations to determine the potential impact on our Brazilian holdings. The Fund's weighting in Latin America continued to decline as poor liquidity reduced the region's investment opportunities.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe that the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce solid performance over the past several decades. We thank you for your support and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Templeton International Securities Fund - Class 1*
          Periods ended 12/31/01
                                                               Since
                                                             Inception
                                          1-Year    5-Year   (5/1/92)
          ------------------------------------------------------------
          Cumulative Total Return        -15.75%   +26.91%   +146.47%
          Average Annual Total Return    -15.75%    +4.88%     +9.78%
          Value of $10,000 Investment     $8,425   $12,691    $24,647

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/92-12/31/01)

The graph compares the performance of Templeton International Securities Fund - Class 1* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (48)
This graph compares the performance of Templeton International Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/01.


                             Templeton
                       International Securities
                           Fund - Class I          MSCI EAFE Index
------------------------------------------------------------------
      05/01/1992              $10,000                  $10,000
      05/31/1992               $9,960                  $10,672
      06/30/1992               $9,720                  $10,169
      07/31/1992               $9,570                   $9,912
      08/31/1992               $9,471                  $10,538
      09/30/1992               $9,271                  $10,333
      10/31/1992               $9,171                   $9,794
      11/30/1992               $9,251                   $9,889
      12/31/1992               $9,390                   $9,943
      01/31/1993               $9,440                   $9,945
      02/28/1993               $9,740                  $10,248
      03/31/1993              $10,040                  $11,145
      04/30/1993              $10,371                  $12,206
      05/31/1993              $10,640                  $12,467
      06/30/1993              $10,581                  $12,275
      07/31/1993              $10,771                  $12,707
      08/31/1993              $11,611                  $13,396
      09/30/1993              $11,572                  $13,097
      10/31/1993              $12,462                  $13,503
      11/30/1993              $12,511                  $12,326
      12/31/1993              $13,831                  $13,218
      01/31/1994              $14,611                  $14,339
      02/28/1994              $14,042                  $14,302
      03/31/1994              $13,330                  $13,688
      04/30/1994              $13,463                  $14,273
      05/31/1994              $13,545                  $14,194
      06/30/1994              $13,116                  $14,399
      07/31/1994              $13,883                  $14,540
      08/31/1994              $14,405                  $14,887
      09/30/1994              $14,108                  $14,422
      10/31/1994              $14,293                  $14,905
      11/30/1994              $13,668                  $14,192
      12/31/1994              $13,525                  $14,284
      01/31/1995              $13,167                  $13,739
      02/28/1995              $13,340                  $13,703
      03/31/1995              $13,340                  $14,562
      04/30/1995              $13,993                  $15,114
      05/31/1995              $14,428                  $14,937
      06/30/1995              $14,614                  $14,679
      07/31/1995              $15,339                  $15,596
      08/31/1995              $14,955                  $15,005
      09/30/1995              $15,338                  $15,302
      10/31/1995              $14,966                  $14,895
      11/30/1995              $15,235                  $15,314
      12/31/1995              $15,660                  $15,934
      01/31/1996              $16,125                  $16,003
      02/29/1996              $16,352                  $16,060
      03/31/1996              $16,395                  $16,405
      04/30/1996              $16,997                  $16,886
      05/31/1996              $17,229                  $16,579
      06/30/1996              $17,367                  $16,677
      07/31/1996              $16,744                  $16,193
      08/31/1996              $17,335                  $16,232
      09/30/1996              $17,673                  $16,667
      10/31/1996              $18,021                  $16,500
      11/30/1996              $18,971                  $17,160
      12/31/1996              $19,424                  $16,944
      01/31/1997              $19,688                  $16,354
      02/28/1997              $19,931                  $16,626
      03/31/1997              $20,084                  $16,691
      04/30/1997              $20,084                  $16,782
      05/31/1997              $20,972                  $17,878
      06/30/1997              $22,222                  $18,869
      07/31/1997              $23,186                  $19,178
      08/31/1997              $22,078                  $17,749
      09/30/1997              $23,899                  $18,747
      10/31/1997              $22,002                  $17,311
      11/30/1997              $21,892                  $17,138
      12/31/1997              $22,132                  $17,292
      01/31/1998              $22,296                  $18,088
      02/28/1998              $23,995                  $19,252
      03/31/1998              $25,610                  $19,849
      04/30/1998              $25,961                  $20,010
      05/31/1998              $25,621                  $19,918
      06/30/1998              $25,316                  $20,073
      07/31/1998              $25,539                  $20,282
      08/31/1998              $21,843                  $17,773
      09/30/1998              $21,129                  $17,233
      10/31/1998              $22,813                  $19,034
      11/30/1998              $24,111                  $20,014
      12/31/1998              $24,193                  $20,809
      01/31/1999              $23,900                  $20,752
      02/28/1999              $23,221                  $20,263
      03/31/1999              $24,408                  $21,114
      04/30/1999              $26,409                  $21,973
      05/31/1999              $25,387                  $20,846
      06/30/1999              $26,677                  $21,663
      07/31/1999              $26,837                  $22,313
      08/31/1999              $26,810                  $22,400
      09/30/1999              $26,328                  $22,630
      10/31/1999              $26,436                  $23,484
      11/30/1999              $27,469                  $24,306
      12/31/1999              $29,903                  $26,491
      01/31/2000              $28,276                  $24,811
      02/29/2000              $28,701                  $25,484
      03/31/2000              $29,780                  $26,477
      04/30/2000              $28,344                  $25,090
      05/31/2000              $28,577                  $24,483
      06/30/2000              $30,071                  $25,445
      07/31/2000              $29,665                  $24,384
      08/31/2000              $29,867                  $24,601
      09/30/2000              $28,762                  $23,408
      10/31/2000              $28,014                  $22,860
      11/30/2000              $27,857                  $22,007
      12/31/2000              $29,242                  $22,795
      01/31/2001              $29,414                  $22,784
      02/28/2001              $28,526                  $21,077
      03/31/2001              $26,067                  $19,682
      04/30/2001              $27,501                  $21,062
      05/31/2001              $27,360                  $20,335
      06/30/2001              $26,759                  $19,512
      07/31/2001              $26,052                  $19,158
      08/31/2001              $25,698                  $18,677
      09/30/2001              $22,642                  $16,789
      10/31/2001              $23,100                  $17,219
      11/30/2001              $24,264                  $17,854
      12/31/2001              $24,647                  $17,961

Total Return                  146.47%                   79.61%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton International Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                           TI-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/


                                                                    Class 1
                                              ---------------------------------------------------
                                                            Year Ended December 31,
                                              ---------------------------------------------------
                                                2001       2000       1999       1998      1997
                                              ---------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   18.78  $  22.25  $    20.69  $  20.18  $  18.40
                                              ---------------------------------------------------
Income from investment operations:
  Net investment income/b/...................       .23       .40         .33       .60       .49
  Net realized and unrealized gains (losses).     (5.23)     (.95)       3.78      1.29      2.01
                                              ---------------------------------------------------
Total from investment operations.............     (5.00)     (.55)       4.11      1.89      2.50
                                              ---------------------------------------------------
Less distributions from:
  Net investment income......................      (.26)     (.43)       (.57)     (.49)     (.51)
  Net realized gains.........................     (1.67)    (2.49)      (1.98)     (.89)     (.21)
                                              ---------------------------------------------------
Total distributions..........................     (1.93)    (2.92)      (2.55)    (1.38)     (.72)
                                              ---------------------------------------------------
Net asset value, end of year................. $   11.85  $  18.78  $    22.25  $  20.69  $  20.18
                                              ---------------------------------------------------

Total return/c/..............................  (15.75)%   (2.19)%      23.61%     9.33%    13.95%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 565,220  $776,495  $1,056,798  $980,470  $938,410
Ratios to average net assets:
  Expenses...................................      .90%      .87%        .85%      .86%      .81%
  Net investment income......................     1.59%     2.08%       1.69%     2.81%     2.70%
Portfolio turnover rate......................    20.00%    32.81%      30.04%    29.56%    16.63%

/a/Financial highlights presented reflect historical information from Templeton
   Variable Products Series Fund (TVP) - Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                   Class 2
                                              -----------------------------------------------
                                                           Year Ended December 31,
                                              -----------------------------------------------
                                                2001       2000      1999     1998    1997/d/
                                              -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $   18.67  $  22.13  $  20.61  $ 20.14  $ 18.40
                                              -----------------------------------------------
Income from investment operations:
  Net investment income/b/...................       .18       .31       .25      .59      .07
  Net realized and unrealized gains (losses).     (5.21)     (.90)     3.78     1.25     1.67
                                              -----------------------------------------------
Total from investment operations.............     (5.03)     (.59)     4.03     1.84     1.74
                                              -----------------------------------------------
Less distributions from:
  Net investment income......................      (.23)     (.38)     (.53)    (.48)      --
  Net realized gains.........................     (1.67)    (2.49)    (1.98)    (.89)      --
                                              -----------------------------------------------
Total distributions..........................     (1.90)    (2.87)    (2.51)   (1.37)      --
                                              -----------------------------------------------
Net asset value, end of year................. $   11.74  $  18.67  $  22.13  $ 20.61  $ 20.14
                                              -----------------------------------------------
Total return/c/..............................  (15.99)%   (2.38)%    23.23%    9.08%    9.46%
Ratios/supplemental data
Net assets, end of year (000's).............. $ 225,505  $187,115  $101,365  $39,886  $17,606
Ratios to average net assets:
  Expenses...................................     1.15%     1.12%     1.10%    1.11%    1.13%/e/
  Net investment income......................     1.32%     1.66%     1.26%    2.69%    1.14%/e/
Portfolio turnover rate......................    20.00%    32.81%    30.04%   29.56%   16.63%


/a/Financial highlights presented reflect historical financial information from
   TVP - Templeton International Fund as a result of a merger May 1, 2000. /b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001

                                                COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------
Common Stocks 92.5%
Aerospace & Defense 1.5%
BAE Systems PLC............................. United Kingdom 2,624,811 $11,823,301
                                                                      -----------
Air Freight & Couriers 1.2%
Deutsche Post AG............................    Germany       677,613   9,351,879
                                                                      -----------
Airlines .5%
British Airways PLC......................... United Kingdom 1,500,553   4,258,592
                                                                      -----------
Auto Components 2.1%
Autoliv Inc., SDR...........................     Sweden       393,611   7,879,950
Michelin SA, B..............................     France       266,820   8,802,216
Valeo SA....................................     France         2,600     103,714
                                                                      -----------
                                                                       16,785,880
                                                                      -----------
Automobiles 1.1%
Volkswagen AG...............................    Germany       181,815   8,466,752
                                                                      -----------
Banks 9.1%
Australia & New Zealand Banking Group Ltd...   Australia    1,316,192  11,998,947
Banca Nazionale del Lavoro SpA..............     Italy      3,283,734   6,651,733
Bayerische Hypo-Und Vereinsbank AG..........    Germany        56,130   1,720,749
Bayerische Hypo-Und Vereinsbank AG, 144A....    Germany       134,116   4,111,526
/a/DBS Group Holdings Ltd., 144A............   Singapore      650,000   4,857,839
HSBC Holdings PLC...........................   Hong Kong      454,655   5,320,347
HSBC Holdings PLC, ADR......................   Hong Kong      105,243   6,284,060
Lloyds TSB Group PLC........................ United Kingdom 1,387,500  15,064,401
Nordea AB, FDR..............................     Sweden     2,135,083  11,387,464
Unibanco Uniao de Bancos Brasileiros SA, GDR     Brazil       209,029   4,661,347
                                                                      -----------
                                                                       72,058,413
                                                                      -----------
Building Products .4%
Novar PLC................................... United Kingdom 1,902,783   3,503,159
                                                                      -----------
Chemicals 4.3%
Akzo Nobel NV...............................  Netherlands     329,003  14,691,165
BASF AG.....................................    Germany       276,469  10,302,138
Clariant AG.................................  Switzerland     317,600   5,978,015
Imperial Chemical Industries PLC............ United Kingdom   499,408   2,754,703
                                                                      -----------
                                                                       33,726,021
                                                                      -----------
Commercial Services & Supplies 1.3%
Chubb PLC................................... United Kingdom 2,724,071   6,819,098
Kidde PLC................................... United Kingdom 2,724,071   2,656,276
Societe BIC SA..............................     France        23,250     794,122
                                                                      -----------
                                                                       10,269,496
                                                                      -----------
Communications Equipment 1.0%
Alcatel SA, ADR.............................     France       323,403   5,352,320
Nortel Networks Corp........................     Canada       383,740   2,860,771
                                                                      -----------
                                                                        8,213,091
                                                                      -----------
Computers & Peripherals 2.3%
Fujitsu Ltd.................................     Japan        973,271   7,084,546
NEC Corp....................................     Japan      1,058,000  10,793,118
                                                                      -----------
                                                                      -----------
                                                                       17,877,664
                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                 COUNTRY      SHARES      VALUE
-----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Financials 3.5%
ING Groep NV.................................  Netherlands     450,610 $ 11,491,038
Nomura Holdings Inc..........................     Japan        834,730   10,700,034
Swire Pacific Ltd., B........................   Hong Kong    7,938,127    5,700,739
                                                                       ------------
                                                                         27,891,811
                                                                       ------------
Diversified Telecommunication Services 8.1%
Cable & Wireless PLC......................... United Kingdom 2,145,348   10,319,277
/a/Cia de Telecomunicaciones de Chile SA, ADR     Chile        251,452    3,384,544
Korea Telecom Corp., ADR.....................  South Korea     306,880    6,238,870
Nippon Telegraph & Telephone Corp............     Japan          2,248    7,324,096
/a/Pacific Century Regional Developments Ltd.   Singapore    6,410,127    1,978,756
Philippine Long Distance Telephone Co., ADR..  Philippines     502,088    4,137,205
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,964,626    6,172,344
Telefonica SA, ADR...........................     Spain        308,024   12,345,602
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       333,129   11,666,178
                                                                       ------------
                                                                         63,566,872
                                                                       ------------
Electric Utilities 6.8%
CLP Holdings Ltd.............................   Hong Kong    1,848,189    7,051,126
E.On AG......................................    Germany       249,653   12,981,805
Endesa SA....................................     Spain        547,398    8,563,680
Iberdrola SA, Br.............................     Spain        918,222   11,953,099
Korea Electric Power Corp....................  South Korea     250,000    4,130,187
Powergen PLC................................. United Kingdom   851,059    9,351,616
                                                                       ------------
                                                                         54,031,513
                                                                       ------------
Electrical Equipment .7%
Alstom SA....................................     France       528,574    5,878,326
                                                                       ------------
Electronic Equipment & Instruments 1.4%
Hitachi Ltd..................................     Japan      1,494,867   10,949,735
                                                                       ------------
Food & Drug Retailing 1.6%
J.Sainsbury PLC.............................. United Kingdom 2,300,000   12,251,492
                                                                       ------------
Food Products 2.2%
Unilever PLC................................. United Kingdom 2,112,924   17,343,751
                                                                       ------------
Health Care Equipment & Supplies 1.1%
Amersham PLC................................. United Kingdom   918,222    8,694,613
                                                                       ------------
Health Care Providers & Services 1.2%
Mayne Nickless Ltd., A.......................   Australia    2,589,088    9,118,420
                                                                       ------------
Hotels Restaurants & Leisure .6%
P & O Princess Cruises PLC................... United Kingdom   789,853    4,598,184
                                                                       ------------
Household Durables 2.3%
Koninklijke Philips Electronics NV...........  Netherlands     392,839   11,675,793
Sony Corp....................................     Japan        146,634    6,701,798
                                                                       ------------
                                                                         18,377,591
                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                              COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks (cont.)
Insurance 7.5%
Ace Ltd...................................    Bermuda       313,503 $ 12,587,145
AXA SA....................................     France       479,792   10,026,550
AXA SA, 144A..............................     France        40,480      845,939
Scor SA...................................     France       145,685    4,593,315
Swiss Reinsurance Co......................  Switzerland     140,118   14,094,086
XL Capital Ltd., A........................    Bermuda        99,328    9,074,606
Zurich Financial Services AG..............  Switzerland      32,812    7,697,801
                                                                    ------------
                                                                      58,919,442
                                                                    ------------
Machinery 3.6%
IHC Caland NV.............................  Netherlands     109,264    5,107,658
Invensys PLC.............................. United Kingdom 4,349,526    7,548,843
Komatsu Ltd...............................     Japan      2,196,343    7,859,643
Volvo AB, B...............................     Sweden       491,704    8,249,988
                                                                    ------------
                                                                      28,766,132
                                                                    ------------
Marine .3%
Peninsular & Oriental Steam Navigation Co. United Kingdom   789,853    2,733,045
                                                                    ------------
Media 1.9%
United Business Media PLC................. United Kingdom   241,000    1,683,598
Wolters Kluwer NV.........................  Netherlands     600,280   13,682,935
                                                                    ------------
                                                                      15,366,533
                                                                    ------------
Metals & Mining 2.9%
Barrick Gold Corp.........................     Canada       428,374    6,829,831
BHP Billiton Ltd..........................   Australia    1,338,050    7,191,939
Pechiney SA, A............................     France       174,700    9,006,518
                                                                    ------------
                                                                      23,028,288
                                                                    ------------
Multiline Retail 1.9%
Hudsons Bay Co............................     Canada       210,238    1,909,758
Marks & Spencer PLC....................... United Kingdom 2,543,110   13,361,413
                                                                    ------------
                                                                      15,271,171
                                                                    ------------
Oil & Gas 5.9%
Eni SpA...................................     Italy        955,840   11,983,213
Repsol YPF SA.............................     Spain        730,405   10,652,783
Shell Transport & Trading Co. PLC......... United Kingdom 1,679,653   11,538,295
Total Fina Elf SA, B......................     France        86,277   12,322,103
                                                                    ------------
                                                                      46,496,394
                                                                    ------------
Paper & Forest Products 1.8%
Stora Enso OY, R..........................    Finland       584,330    7,408,781
UPM-Kymmene Corp..........................    Finland       204,542    6,784,131
                                                                    ------------
                                                                      14,192,912
                                                                    ------------
Pharmaceuticals 5.7%
Aventis SA................................     France       177,648   12,614,686
/a/Elan Corp. PLC, ADR.................... Irish Republic   232,119   10,459,282
Merck KGAA................................    Germany       316,710   11,590,150
Ono Pharmaceutical Co. Ltd................     Japan        335,000   10,070,960
                                                                    ------------
                                                                      44,735,078
                                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                    COUNTRY       SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Real Estate 2.2%
Cheung Kong Holdings Ltd........................................................   Hong Kong     1,681,137 $ 17,462,775
                                                                                                           ------------
Road & Rail 2.3%
Nippon Express Co. Ltd..........................................................     Japan       2,115,342    7,182,414
Stagecoach Group PLC............................................................ United Kingdom  9,856,847   10,615,728
                                                                                                           ------------
                                                                                                             17,798,142
                                                                                                           ------------
Semiconductor Equipment & Products 1.5%
Samsung Electronics Co. Ltd.....................................................  South Korea       54,850   11,650,666
                                                                                                           ------------
Wireless Telecommunication Services .7%
/a/China Mobile (Hong Kong) Ltd.................................................     China         113,500      399,543
Smartone Telecommunications Holdings Ltd........................................   Hong Kong     4,459,118    5,318,107
                                                                                                           ------------
                                                                                                              5,717,650
                                                                                                           ------------
Total Common Stocks (Cost $769,559,540).........................................                            731,174,784
                                                                                                           ------------
Preferred Stocks 2.7%
Volkswagen AG, pfd..............................................................    Germany        160,254    4,944,217
Telecomunicacoes Brasileiras SA, ADR, pfd.......................................     Brazil        129,339    5,173,560
Cia Vale Do Rio Doce, ADR, pfd. A...............................................     Brazil        204,192    4,820,970
Petroleo Brasileiro SA, pfd.....................................................     Brazil        300,000    6,641,420
                                                                                                           ------------
Total Preferred Stocks (Cost $24,812,147).......................................                             21,580,167
                                                                                                           ------------
Total Long Term Investments (Cost $794,371,687).................................                            752,754,951
                                                                                                           ------------
/b/Short Term Investments 6.5%..................................................
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $51,631,985) United States  51,631,985   51,631,985
                                                                                                           ------------
Total Investments (Cost $846,003,672) 101.7%....................................                            804,386,936
Other Assets, less Liabilities (1.7%)...........................................                            (13,662,039)
                                                                                                           ------------
Total Net Assets 100.0%.........................................................                           $790,724,897
                                                                                                           ------------

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisors, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
December 31, 2001

         Assets:
           Investments in securities:
             Cost....................................... $846,003,672
                                                         ------------
             Value......................................  804,386,936
           Cash.........................................      121,496
           Foreign currency, at value (cost $7,958,712).    7,835,958
           Receivables:
             Investment securities sold.................       51,000
             Capital shares sold........................    3,485,273
             Dividends..................................    2,912,629
                                                         ------------
              Total assets..............................  818,793,292
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    1,654,800
             Capital shares redeemed....................   25,318,072
             Affiliates.................................      649,743
             Professional fees..........................       50,780
             Reports to Shareholders....................      300,000
           Other liabilities............................       95,000
                                                         ------------
              Total liabilities.........................   28,068,395
                                                         ------------
                Net assets, at value.................... $790,724,897
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 13,066,295
           Net unrealized depreciation..................  (41,811,270)
           Accumulated net realized loss................  (25,468,206)
           Capital shares...............................  844,938,078
                                                         ------------
                Net assets, at value.................... $790,724,897
                                                         ------------
         Class 1:
           Net asset, at value.......................... $565,219,833
                                                         ------------
           Shares outstanding...........................   47,706,144
                                                         ------------
           Net asset value and offering price per share.       $11.85
                                                         ------------
         Class 2:
           Net asset, at value.......................... $225,505,064
                                                         ------------
           Shares outstanding...........................   19,213,580
                                                         ------------
           Net asset value and offering price per share.       $11.74
                                                         ------------

TI-12
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001

Investment income:
(net of foreign taxes and fees of $2,173,414)
  Dividends................................................................... $  20,938,847
  Interest....................................................................       928,305
                                                                               -------------
    Total investment income...................................................    21,867,152
                                                                               -------------
Expenses:
  Management fees (Note 3)....................................................     5,974,813
  Administrative fees (Note 3)................................................     1,154,256
  Distribution fees - Class 2 (Note 3)........................................       549,866
  Transfer agent fees.........................................................        51,303
  Custodian fees..............................................................       251,539
  Reports to shareholders.....................................................       409,252
  Professional fees...........................................................        64,235
  Trustees' fees and expenses.................................................         9,037
  Other.......................................................................         2,604
                                                                               -------------
    Total expenses............................................................     8,466,905
                                                                               -------------
       Net investment income..................................................    13,400,247
                                                                               -------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................   (25,330,468)
    Foreign currency transactions.............................................       (69,135)
                                                                               -------------
       Net realized loss......................................................   (25,399,603)
  Net unrealized depreciation:
    Investments...............................................................  (126,413,345)
    Translation of assets and liabilities denominated in foreign currencies...      (194,534)
                                                                               -------------
       Net unrealized depreciation............................................  (126,607,879)
                                                                               -------------
Net realized and unrealized loss..............................................  (152,007,482)
                                                                               -------------
Net decrease in net assets resulting from operations.......................... $(138,607,235)
                                                                               -------------

                                                                          TI-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                               2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $  13,400,247
    Net realized gain (loss) from investments and foreign currency transactions...........................   (25,399,603)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies...................................................................................  (126,607,879)
                                                                                                           --------------
     Net decrease in net assets resulting from operations.................................................  (138,607,235)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................   (20,393,444)
     Class 2..............................................................................................    (5,735,164)
    Net realized gains:
     Class 1..............................................................................................  (152,779,558)
     Class 2..............................................................................................   (45,106,353)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (224,014,519)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................    77,008,936
     Class 2..............................................................................................   112,727,197
                                                                                                           --------------
  Total capital share transactions........................................................................   189,736,133
     Net decrease in net assets...........................................................................  (172,885,621)
Net Assets:
  Beginning of year.......................................................................................   963,610,518
                                                                                                           --------------
  End of year............................................................................................. $ 790,724,897
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $  13,066,295

                                                                                                                2000

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   30,074,050
    Net realized gain (loss) from investments and foreign currency transactions...........................    141,245,934
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (180,372,699)

     Net decrease in net assets resulting from operations.................................................     (9,052,715)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (20,195,709)
     Class 2..............................................................................................     (2,255,259)
    Net realized gains:
     Class 1..............................................................................................   (118,600,706)
     Class 2..............................................................................................    (14,798,195)

  Total distributions to shareholders.....................................................................   (155,849,869)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................   (129,050,261)
     Class 2..............................................................................................     99,400,896

  Total capital share transactions........................................................................    (29,649,365)
     Net decrease in net assets...........................................................................   (194,551,949)
Net Assets:
  Beginning of year.......................................................................................  1,158,162,467

  End of year............................................................................................. $  963,610,518

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   25,867,852

TI-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Templeton International Smaller Companies into Templeton International Securities Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege of each class.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in Fund's were as follows:

                                                                 Year Ended December 31,
                                               -----------------------------------------------------------
                                                            2001                          2000
                                               -----------------------------------------------------------
                                                  Shares         Amount         Shares         Amount
Class 1 Shares:                                -----------------------------------------------------------
Shares sold...................................   29,920,018  $   420,670,202   12,544,954  $   237,099,440
Shares issued on merger/a/....................           --               --   35,794,416      651,458,377
Shares issued in reinvestment of distributions   13,351,812      173,173,002    7,326,841      138,796,415
Shares redeemed...............................  (36,903,986)    (516,834,268) (61,827,748)  (1,156,404,493)
                                               -----------------------------------------------------------
Net increase (decrease).......................    6,367,844  $    77,008,936   (6,161,537) $  (129,050,261)
                                               -----------------------------------------------------------
Class 2 Shares:
Shares sold...................................  187,930,112  $ 2,573,046,300   51,772,474  $   972,961,568
Shares issued on merger/a/....................           --               --      177,521        3,216,683
Shares issued in reinvestment of distributions    3,950,390       50,841,517      904,696       17,053,454
Shares redeemed............................... (182,688,657)  (2,511,160,620) (47,412,674)    (893,830,809)
                                               -----------------------------------------------------------
Net increase..................................    9,191,845  $   112,727,197    5,442,017  $    99,400,896
                                               -----------------------------------------------------------

/a On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton International Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - International Fund's shareholders. /

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                             Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .75%        First $200 million
           .675%        Over $200 million, up to and including $1.3 billion
            .60%        Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001 the Fund had $25,468,204 tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire in 2009.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                     -                         ------------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $ 52,847,699
                       Long-term capital gain.  120,325,304
                                               ------------
                                               $173,173,003
                                               ------------
                     Class 2
                       Ordinary income........ $ 15,316,898
                       Long-term capital gain.   35,524,619
                                               ------------
                                               $ 50,841,517
                                               ------------

At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

              Cost of investments.................. $ 846,003,672
                                                    -------------
              Unrealized appreciation.............. $ 128,588,453
              Unrealized depreciation..............  (170,205,189)
                                                    -------------
              Net unrealized depreciation.......... $ (41,616,736)
                                                    -------------

              Undistributed ordinary income........ $  13,066,295
              Undistributed long-term capital gains            --
                                                    -------------
              Distributable earnings............... $  13,066,295
                                                    -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $164,677,693 and $180,881,545, respectively.

6. LIQUIDATION OF TEMPLETON PACIFIC GROWTH FUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assets of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating fund in exchange for capital shares with an equivalent value.

The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International Securities Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on these statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

                                 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

During the 12 months under review, investor attention focused on the worsening state of economies around the world, most notably in the U.S. Swift monetary policy response, in the form of interest rate cuts, did not deliver conclusive signs of an economic rebound. The last few months of the year exhibited deteriorating economic indicators, a trend exacerbated by September 11's tragic events.

Although falling interest rates normally serve as a positive catalyst for stock markets, this was not the case during the reporting period. Lower reported corporate earnings and significantly reduced expectations for future profits took an inevitable toll on investor confidence. As a result, all major stock markets fell during the 12-month period, many of them significantly. Within this bleak environment, smaller companies generally outperformed larger companies partly because their lower valuations made them less vulnerable to downturns and their operations were generally more domestic in nature.

The perception that Europe's economies would grow quicker than that of the U.S. in 2001 initially helped to boost the euro's value against the U.S. dollar. However, this subsequently reversed, amid fears that the European Central Bank had been too slow to cut interest rates and economic growth might slow more than expected. In Latin America, Argentina's financial problems had an adverse impact on investor sentiment in the whole region, with Brazil particularly hard hit.

During the Fund's fiscal year, a number of Fund positions performed particularly well. These included Canadian insurer North West Company Fund, Canadian commercial printer GTC Transcontinental Group, Hong Kong-based electronics manufacturer Techtronic Industries, British retailer Debenhams, British food products supplier Geest, Mexican beverage producer Grupo Continental, Dutch health care provider OPG Groep, Indian cement manufacturer and exporter Gujarat Ambuja and Indian diversified financial services company Housing Development Finance Corporation.



                                    [CHART]

Geographic Distribution
Templeton International Smaller
Companies Fund
Based on Total Net Assets
12/31/01

Europe                                         49.0%
Asia                                           32.8%
North America                                  10.0%
Latin America/Caribbean                         2.5%
Australia/New Zealand                           1.0%
Short-Term Investments & Other Net Assets       4.7%

 Top 10 Sectors/Industries
 Templeton International Smaller Companies Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Specialty Retail           6.8%

                       Banks                      5.5%

                       Commercial Services &
                       Supplies                   5.4%

                       Household Durables         5.4%

                       Health Care Providers &
                       Services                   5.2%

                       Multiline Retail           5.1%

                       Media                      4.6%

                       Machinery                  4.5%

                       Construction &
                       Engineering                4.5%

                       Diversified Financials     4.2%


                                                                          TIS-1

However, the Fund was not immune from companies that announced disappointing earnings and whose stock prices declined. Standing out among these were Bermuda-based insurance provider Mutual Risk Management, Swiss machinery manufacturer Swisslog, Swiss office and factory supplier Kardex and British auto component provider Laird Group.

Looking forward, assessing the likely timing of a global economic recovery should be the most important issue in the Fund's coming year. While we have begun to tilt the portfolio away from its defensive bias, toward companies we feel may perform well as signs of recovery emerge, we will, as always, seek to maintain a broadly diversified portfolio.

In the coming months, we will continue to focus on company fundamentals as the basis for stock selection. We believe that this is the correct approach amid the currently uncertain economic environment and in volatile equity markets. In addition, given the ongoing significant divergence in valuations between small- and large-cap sectors, we remain convinced that tremendous upside potential is possible for small-cap stocks internationally.

 On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Templeton International Smaller Companies Fund (Fund) into Templeton International Securities Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.



 Top 10 Equity Holdings
 Templeton International Smaller Companies Fund
 12/31/01

                   Company
                   Sector/Industry,               % of Total
                   Country                        Net Assets
                   -----------------------------------------

                   Giordano International Ltd.       3.5%
                   Specialty Retail, Hong Kong

                   Techtronic Industries Co. Ltd.    3.3%
                   Household Durables,
                   Hong Kong

                   OPG Groep NV                      3.1%
                   Health Care Providers &
                   Services, Netherlands

                   Torstar Corp.                     2.6%
                   Media, Canada

                   Grupo Dragados SA                 2.5%
                   Construction &
                   Engineering, Spain

                   Halla Climate Control
                   Co. Ltd.                          2.3%
                   Electrical Equipment, South
                   Korea

                   Amer Group Ltd.                   2.2%
                   Leisure Equipment &
                   Products, Finland

                   Geest PLC                         2.1%
                   Food Products, U.K.

                   Gehe AG                           2.1%
                   Health Care Providers &
                   Services, Germany

                   GTC Transcontinental
                   Group Ltd.                        2.1%
                   Commercial Services &
                   Supplies, Canada


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

TIS-2


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Smaller Companies Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (5/1/96)
             -----------------------------------------------------
             Cumulative Total Return      -2.49%  +3.32%  +16.24%
             Average Annual Total Return  -2.49%  +0.66%   +2.69%
             Value of $10,000 Investment $ 9,751 $10,332 $ 11,624


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 1 and the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (50)
This graph compares the performance of Templeton International Smaller Companies Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index* from 5/1/96-12/31/01.



                             Templeton       Salomon Smith
                 International Smaller       Barney Global
                      Companies Fund -   ex-U.S. less than
                               Class I    $2 Billion Index
----------------------------------------------------------
     05/01/1996                $10,000             $10,000
     05/31/1996                $10,150              $9,898
     06/30/1996                $10,330              $9,884
     07/31/1996                $10,210              $9,475
     08/31/1996                $10,330              $9,600
     09/30/1996                $10,410              $9,689
     10/31/1996                $10,690              $9,679
     11/30/1996                $10,890              $9,880
     12/31/1996                $11,250              $9,706
     01/31/1997                $11,330              $9,682
     02/28/1997                $11,450              $9,900
     03/31/1997                $11,490              $9,706
     04/30/1997                $11,440              $9,557
     05/31/1997                $11,670             $10,083
     06/30/1997                $11,936             $10,319
     07/31/1997                $12,026             $10,194
     08/31/1997                $12,117              $9,634
     09/30/1997                $12,569              $9,705
     10/31/1997                $11,573              $9,103
     11/30/1997                $11,232              $8,521
     12/31/1997                $11,081              $8,280
     01/31/1998                $10,689              $8,440
     02/28/1998                $11,684              $9,117
     03/31/1998                $12,227              $9,480
     04/30/1998                $12,328              $9,515
     05/31/1998                $12,066              $9,338
     06/30/1998                $11,327              $8,906
     07/31/1998                $11,105              $8,724
     08/31/1998                 $9,361              $7,432
     09/30/1998                 $9,065              $7,403
     10/31/1998                 $9,404              $7,997
     11/30/1998                 $9,805              $8,289
     12/31/1998                 $9,721              $8,390
     01/31/1999                 $9,467              $8,273
     02/28/1999                 $9,424              $8,147
     03/31/1999                 $9,826              $8,739
     04/30/1999                $10,819              $9,510
     05/31/1999                $10,756              $9,315
     06/30/1999                $11,379              $9,904
     07/31/1999                $11,565             $10,136
     08/31/1999                $11,728             $10,313
     09/30/1999                $11,358             $10,203
     10/31/1999                $11,271             $10,138
     11/30/1999                $11,423             $10,380
     12/31/1999                $12,043             $10,938
     01/31/2000                $11,989             $10,954
     02/29/2000                $12,077             $11,231
     03/31/2000                $12,664             $11,284
     04/30/2000                $12,252             $10,467
     05/31/2000                $12,197             $10,284
     06/30/2000                $12,840             $10,916
     07/31/2000                $12,607             $10,485
     08/31/2000                $12,785             $10,799
     09/30/2000                $12,165             $10,243
     10/31/2000                $11,655              $9,487
     11/30/2000                $11,545              $9,152
     12/31/2000                $11,921              $9,376
     01/31/2001                $12,497              $9,685
     02/28/2001                $12,176              $9,430
     03/31/2001                $11,356              $8,777
     04/30/2001                $11,777              $9,269
     05/31/2001                $12,187              $9,353
     06/30/2001                $11,842              $9,090
     07/31/2001                $11,625              $8,721
     08/31/2001                $11,384              $8,734
     09/30/2001                $10,182              $7,642
     10/31/2001                $10,354              $7,925
     11/30/2001                $11,087              $8,305
     12/31/2001                $11,624              $8,463

Total Return                    16.24%             -15.37%

* Source: Salomon Smith Barney. Please see Index Descriptions following the Fund Summaries.

Templeton International Smaller Companies Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          TIS-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights


                                                                  Class 1
                                              -----------------------------------------------
                                                          Year Ended December 31,
                                              -----------------------------------------------
                                                2001      2000     1999      1998      1997
                                              -----------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  10.77  $  11.07  $  9.20   $ 11.02  $  11.25
                                              -----------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .21       .29      .26       .25       .23
  Net realized and unrealized gains (losses).     (.47)     (.39)    1.93     (1.52)     (.39)
                                              -----------------------------------------------
Total from investment operations.............     (.26)     (.10)    2.19     (1.27)     (.16)
                                              -----------------------------------------------
Less distributions from:
  Net investment income......................     (.36)     (.20)    (.32)     (.25)     (.07)
  Net realized gains.........................       --        --       --      (.30)       --
                                              -----------------------------------------------
Total distributions..........................     (.36)     (.20)    (.32)     (.55)     (.07)
                                              -----------------------------------------------
Net asset value, end of year................. $  10.15  $  10.77  $ 11.07   $  9.20  $  11.02
                                              -----------------------------------------------

Total return/b/..............................  (2.49)%   (1.03)%   23.90%  (12.27)%   (1.50)%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 13,586  $ 19,983  $23,541   $24,999  $ 32,201
Ratios to average net assets:
  Expenses...................................    1.16%     1.12%    1.11%     1.10%     1.06%
  Net investment income......................    1.99%     2.63%    2.52%     2.26%     2.74%
Portfolio turnover rate......................   51.01%    29.58%   15.80%    18.45%    21.38%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

TIS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                 ------------------------
                                                   Year Ended December 31,
                                                 ------------------------
                                                  2001     2000    1999/c/
                                                 ------------------------
   Per share operating performance
   (For a share outstanding throughout the year)
   Net asset value, beginning of year........... $ 10.75  $ 11.07  $ 9.44
                                                 ------------------------
   Income from investment operations:
     Net investment income/a/...................     .16      .23     .13
     Net realized and unrealized gains (losses).    (.44)    (.35)   1.82
                                                 ------------------------
   Total from investment operations.............    (.28)    (.12)   1.95
                                                 ------------------------
   Less distributions from net investment income    (.34)    (.20)   (.32)
                                                 ------------------------
   Net asset value, end of year................. $ 10.13  $ 10.75  $11.07
                                                 ------------------------

   Total return/b/.............................. (2.64)%  (1.24)%  20.75%

   Ratios/supplemental data
   Net assets, end of year (000's).............. $15,921  $10,379  $2,049
   Ratios to average net assets:
     Expenses...................................   1.41%    1.36%   1.38%/d/
     Net investment income......................   1.50%    2.07%   1.21%/d/
   Portfolio turnover rate......................  51.01%   29.58%  15.80%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized

                                                                          TIS-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2001


                                                   COUNTRY     SHARES    VALUE
----------------------------------------------- -------------- ------- ----------
Common Stocks 93.4%
Auto Components 1.0%
Italdesign-Giugiaro SpA........................     Italy       85,000 $  293,654
                                                                       ----------
Banks 5.5%
Banca Popolare di Verona SCRL..................     Italy       41,250    404,019
Bayerische Hypo-Und Vereinsbank AG, 144A.......    Germany       6,260    191,910
Dah Sing Financial Holdings Ltd................   Hong Kong     90,400    427,779
Laurentian Bank of Canada......................     Canada      29,465    610,989
                                                                       ----------
                                                                        1,634,697
                                                                       ----------
Beverages .9%
Grupo Continental SA...........................     Mexico     175,040    257,735
                                                                       ----------
Building Products 2.4%
Novar PLC...................................... United Kingdom 122,640    225,789
Uralita SA.....................................     Spain       93,959    492,764
                                                                       ----------
                                                                          718,553
                                                                       ----------
Chemicals .7%
Yule Catto & Company PLC....................... United Kingdom  64,300    206,348
                                                                       ----------
Commercial Services & Supplies 5.4%
Arcadis NV.....................................  Netherlands    54,418    453,043
GTC Transcontinental Group Ltd., B.............     Canada      36,925    611,850
Vedior NV......................................  Netherlands    43,750    524,724
                                                                       ----------
                                                                        1,589,617
                                                                       ----------
Communications Equipment .8%
Twentsche Kabel Holdings NV....................  Netherlands    13,940    230,867
                                                                       ----------
/a/Computers & Peripherals 1.8%
ATI Technologies Inc...........................     Canada      43,260    544,730
                                                                       ----------
Construction & Engineering 4.5%
Grupo Dragados SA..............................     Spain       55,405    741,470
Imtech NV......................................  Netherlands     7,629    142,786
Kurita Water Industries Ltd....................     Japan       35,000    434,496
                                                                       ----------
                                                                        1,318,752
                                                                       ----------
Construction Materials 1.4%
Gujarat Ambuja Cements Ltd.....................     India      108,570    427,683
                                                                       ----------
Distributors 1.5%
LI & Fung Ltd..................................   Hong Kong    384,000    430,888
                                                                       ----------
Diversified Financials 4.2%
/a/D. Carnegie & Co. AB........................     Sweden      34,750    433,973
Housing Development Finance Corp. Ltd..........     India       38,320    526,920
/a/Vontobel Holding AG.........................  Switzerland    10,375    268,710
                                                                       ----------
                                                                        1,229,603
                                                                       ----------
Diversified Telecommunication Services 1.7%
Asia Satellite Telecommunications Holdings Ltd.   Hong Kong    295,500    492,636
                                                                       ----------
Electrical Equipment 3.3%
Draka Holding NV...............................  Netherlands     8,040    282,773
Halla Climate Control Co. Ltd..................  South Korea    24,690    676,696
                                                                       ----------
                                                                          959,469
                                                                       ----------

TIS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                               COUNTRY     SHARES   VALUE
    --------------------------------------- -------------- ------  --------
    Common Stocks (cont.)
    Electronic Equipment & Instruments 3.3%
    Dae Duck Electronics Co. Ltd...........  South Korea   56,689  $552,432
    Kardex AG, Br..........................  Switzerland    1,426   249,083
    Laird Group PLC........................ United Kingdom 80,890   186,008
                                                                   --------
                                                                    987,523
                                                                   --------
    Food & Drug Retailing 1.4%
    North West Company Fund................     Canada     40,920.  416,057
                                                                   --------
    Food Products 2.9%
    Geest PLC.............................. United Kingdom 58,390   627,580
    Kamps AG...............................    Germany     27,140   217,489
                                                                   --------

                                                                     845,069
                                                                   ---------
  Gas Utilities .8%
  Gas Authority of India Ltd., GDR, 144A     India         30,270    242,160
                                                                   ---------
  Health Care Equipment & Supplies .8%
  Moulin International Holdings Ltd.....   Hong Kong    2,957,176    238,915
                                                                   ---------
  Health Care Providers & Services 5.2%
  Gehe AG...............................    Germany        16,165    626,110
  OPG Groep NV..........................  Netherlands      26,600    918,254
                                                                   ---------
                                                                   1,544,364
                                                                   ---------
  Household Durables 5.4%
  /a/Corporacion Geo SA, B..............     Mexico       130,500    209,233
  Sangetsu Co. Ltd......................     Japan         29,000    398,291
  Techtronic Industries Co. Ltd.........   Hong Kong    2,430,000    973,826
                                                                   ---------
                                                                   1,581,350
                                                                   ---------
  Industrial Conglomerates 1.9%
  Aalberts Industries NV................  Netherlands      27,870    547,181
                                                                   ---------
  IT Consulting & Services 1.1%
  Meitec Corp...........................     Japan         10,000    244,163
  Satyam Computers Services Ltd.........     India         18,000     88,208
                                                                   ---------
                                                                     332,371
                                                                   ---------
  Leisure Equipment & Products 2.2%
  Amer Group Ltd., A....................    Finland        25,115    659,691
                                                                   ---------
  Machinery 4.5%
  IHC Caland NV.........................  Netherlands       3,305    154,496
  KCI Konecranes International PLC......    Finland        13,650    346,388
  Metso OY..............................    Finland        39,810    418,273
  Swisslog Holding AG...................  Switzerland      12,455    240,060
  Weir Group PLC........................ United Kingdom    46,499    163,433
                                                                   ---------
                                                                   1,322,650
                                                                   ---------
  Media 4.6%
  /a/IM Internationalmedia AG...........    Germany         9,750    195,332
  SCMP Group Ltd........................   Hong Kong      642,000    403,419
  Torstar Corp., B......................     Canada        54,425    756,921
                                                                   ---------
                                                                   1,355,672
                                                                   ---------
  Metals & Mining 1.0%
  Iluka Resources Ltd...................   Australia      129,125    294,140
                                                                   ---------

                                                                          TIS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                         COUNTRY      SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Multiline Retail 5.1%
Debenhams PLC........................................................................ United Kingdom    100,185 $   603,647
Galeries Lafayette SA................................................................     France          4,340     590,857
Takashimaya Co. Ltd..................................................................     Japan          51,000     300,801
                                                                                                                -----------
                                                                                                                  1,495,305
                                                                                                                -----------
Paper & Forest Products 1.6%
Hung Hing Printing Group Ltd.........................................................   Hong Kong     1,072,000     467,411
                                                                                                                -----------
Pharmaceuticals 3.5%
Ono Pharmaceutical Co. Ltd...........................................................     Japan          16,000     481,001
Orion Yhtyma OY, B...................................................................    Finland         31,140     551,769
                                                                                                                -----------
                                                                                                                  1,032,770
                                                                                                                -----------
Road & Rail 2.3%
Stagecoach Group PLC................................................................. United Kingdom    313,980     338,153
Transportes Azkar SA.................................................................     Spain          69,995     339,040
                                                                                                                -----------
                                                                                                                    677,193
                                                                                                                -----------
Semiconductor Equipment & Products 1.7%
ASM Pacific Technology Ltd...........................................................   Hong Kong       252,500     497,044
                                                                                                                -----------
Specialty Retail 4.8%
Athlon Groep NV......................................................................  Netherlands       25,515     312,380
Dickson Concepts International Ltd...................................................   Hong Kong       326,000      68,981
Giordano International Ltd...........................................................   Hong Kong     2,350,000   1,039,710
                                                                                                                -----------
                                                                                                                  1,421,071
                                                                                                                -----------
Trading Companies & Distributors 1.1%
Danske Traelast AS...................................................................    Denmark         30,450     337,304
                                                                                                                -----------
Transportation Infrastructure 1.9%
/a/Grupo Aeroportuario Del Sureste SA de CV, ADR.....................................     Mexico         18,575     286,055
Japan Airport Terminal Co. Ltd.......................................................     Japan          39,000     278,231
                                                                                                                -----------
                                                                                                                    564,286
                                                                                                                -----------
/a/Wireless Telecommunication Services 1.2%
Millicom International Cellular SA...................................................   Luxembourg..     29,975     364,198
                                                                                                                -----------
Total Common Stocks (Cost $25,120,756)...............................................                            27,558,957
                                                                                                                -----------
Preferred Stocks 1.9%
Hugo Boss AG, pfd. (Cost $380,210)...................................................    Germany         27,485     572,660
                                                                                                                -----------
Total Long Term Investments (Cost $25,500,966).......................................                            28,131,617
                                                                                                                -----------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                     ----------
/b/Repurchase Agreement 4.7%
Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02 (Maturity Value
$1,379,119) (Cost $1,379,000)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
  Securities......................................................................... United States  $1,379,000   1,379,000
                                                                                                                -----------
Total Investments (Cost $26,879,966) 100.0%..........................................                            29,510,617
Other Assets, less Liabilities.......................................................                                (3,095)
                                                                                                                -----------
Total Net Assets 100.0%..............................................................                           $29,507,522
                                                                                                                -----------

/a/Non-income producing
/b/At December 31, 2001, all repurchase agreements held by the Fund had been entered into on that date.

TIS-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

          Assets:
            Investments in securities:
              Cost....................................... $26,879,966
                                                          -----------
              Value......................................  29,510,617
            Cash.........................................         739
            Receivables:
              Capital shares sold........................       5,585
              Dividends..................................      93,273
                                                          -----------
               Total assets..............................  29,610,214
                                                          -----------
          Liabilities:
            Payables:
              Capital shares redeemed....................      50,527
              Affiliates.................................      30,796
              Professional fees..........................      15,335
              Reports to shareholders....................       2,400
            Other liabilities............................       3,634
                                                          -----------
               Total liabilities.........................     102,692
                                                          -----------
                 Net assets, at value.................... $29,507,522
                                                          -----------
          Net assets consist of:
            Undistributed net investment income.......... $   301,046
            Net unrealized appreciation..................   2,631,609
            Accumulated net realized loss................  (6,135,505)
            Capital shares...............................  32,710,372
                                                          -----------
                 Net assets, at value.................... $29,507,522
                                                          -----------
          Class 1:
            Net assets, at value......................... $13,586,483
                                                          -----------
            Shares outstanding...........................   1,338,739
                                                          -----------
            Net asset value and offering price per share.      $10.15
                                                          -----------
          Class 2:
            Net assets, at value......................... $15,921,039
                                                          -----------
            Shares outstanding...........................   1,572,388
                                                          -----------
            Net asset value and offering price per share.      $10.13
                                                          -----------

                                                                          TIS-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

Investment income:
  (net of foreign taxes and fees of $86,804)
  Dividends............................................................... $   767,491
  Interest................................................................     178,729
                                                                           -----------
    Total investment income...............................................     946,220
                                                                           -----------
Expenses:
  Management fees (Note 3)................................................     263,757
  Administrative fees (Note 3)............................................      46,552
  Distribution fees - Class 2 (Note 3)....................................      34,759
  Transfer agent fees.....................................................       1,432
  Custodian fees..........................................................      12,027
  Reports to shareholders.................................................       9,142
  Professional fees.......................................................      27,878
  Trustees' fees and expenses.............................................         303
  Other...................................................................          56
                                                                           -----------
    Total expenses........................................................     395,906
                                                                           -----------
     Net investment income................................................     550,314
                                                                           -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...........................................................  (1,909,245)
    Foreign currency transactions.........................................     (35,023)
                                                                           -----------
     Net realized loss....................................................  (1,944,268)
Net unrealized appreciation on:
  Investments.............................................................     843,211
  Translation of assets and liabilities denominated in foreign currencies.         958
                                                                           -----------
    Net unrealized appreciation...........................................     844,169
Net realized and unrealized loss..........................................  (1,100,099)
                                                                           -----------
Net decrease in net assets resulting from operations...................... $  (549,785)
                                                                           -----------

TIS-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                      2001         2000
                                                                                   -----------  -----------
Increase (decrease) in net assets:
  Operations:
    Net investment income......................................................... $   550,314  $   756,470
    Net realized gain (loss) from investments and foreign currency transactions...  (1,944,268)     355,919
    Net unrealized appreciation (depreciation) on investments and translation
     of assets and liabilities denominated in foreign currencies..................     844,169   (1,176,058)
                                                                                   -----------  -----------
       Net decrease in net assets resulting from operations.......................    (549,785)     (63,669)
  Distributions to shareholders from:
    Net investment income:
     Class 1......................................................................    (591,083)    (425,397)
     Class 2......................................................................    (402,850)     (99,182)
                                                                                   -----------  -----------
  Total distributions to shareholders.............................................    (993,933)    (524,579)
  Capital share transactions: (Note 2)
     Class 1......................................................................  (5,163,175)  (2,946,465)
     Class 2......................................................................   5,852,309    8,306,670
                                                                                   -----------  -----------
  Total capital share transactions................................................     689,134    5,360,205
     Net increase (decrease) in net assets........................................    (854,584)   4,771,957
Net assets:
  Beginning of year...............................................................  30,362,106   25,590,149
                                                                                   -----------  -----------
  End of year..................................................................... $29,507,522  $30,362,106
                                                                                   -----------  -----------
Undistributed net investment income included in net assets:
  End of year..................................................................... $   301,046  $   778,155
                                                                                   -----------  -----------

                                                                         TIS-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Smaller Companies Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Trust approved a proposal to merge the Fund into Templeton International Securities Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TIS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Year Ended December 31,
                                               ----------------------------------------------------
                                                          2001                       2000
                                               ----------------------------------------------------
Class 1 Shares:                                  Shares        Amount        Shares       Amount
                                               ----------------------------------------------------
Shares sold...................................   3,409,006  $  36,001,956     761,511  $  8,502,413
Shares issued in reinvestment of distributions      56,240        591,083      38,637       425,397
Shares redeemed...............................  (3,982,194)   (41,756,214) (1,071,093)  (11,874,275)
                                               ----------------------------------------------------
Net decrease..................................    (516,948) $  (5,163,175)   (270,945) $ (2,946,465)
                                               ----------------------------------------------------
Class 2 Shares:
Shares sold...................................  15,340,491  $ 156,750,985   7,665,768  $ 84,983,873
Shares issued in reinvestment of distributions      38,367        402,850       9,008        99,182
Shares redeemed............................... (14,771,825)  (151,301,526) (6,894,442)  (76,776,385)
                                               ----------------------------------------------------
Net increase..................................     607,033  $   5,852,309     780,334  $  8,306,670
                                               ----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Asset Management Ltd. (TAML)                        Investment manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

                                                                         TIS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
          .135%         Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
                   .85% First $200 million
                 .765%  Over $200 million, up to and including $1.3 billion
                   .68% Over $1.3 billion

Under a subadvisory agreement, TAML provides subadvisory services to the Fund and receives fees from TIC based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryover expiring in:
                   2006............................. $2,346,684
                   2007.............................  1,878,044
                   2009.............................  1,840,225
                                                     ----------
                                                     $6,064,953
                                                     ----------

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $1,533. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares and foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares, foreign currency transactions, and wash sales.

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

At December 31, 2001, the cost of investment, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gain for income tax purposes were as follows:

               Cost of investments................. $27,230,156
                                                    -----------
               Unrealized appreciation.............   5,018,542
               Unrealized depreciation.............  (2,738,081)
                                                    -----------
               Net unrealized appreciation......... $ 2,280,461
                                                    -----------
               Undistributed ordinary income....... $   582,216
               Undistributed long-term capital gain          --
                                                    -----------
               Distributable earnings.............. $   582,216
                                                    -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $16,682,407 and $13,860,164, respectively.

TIS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Smaller Companies Fund (the "Fund") (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

                                                                         TIS-15

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                                  Number of
                                                              Portfolios in Fund
                                               Length of       Complex Overseen
Name, Age and Address              Position    Time Served       by Trustee*     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)          Trustee     Since 1988            108         Formerly, Director,
One Franklin Parkway,                                                            MotherLode Gold Mines
San Mateo, CA 94403-1906                                                         Consolidated (gold mining)
                                                                                 (until 1996) and Vacu-Dry Co.
                                                                                 (food processing) (until 1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
-----------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)              Trustee     Since 1988            139         Director, RBC Holdings, Inc.
One Franklin Parkway,                                                            (bank holding company) and
San Mateo, CA 94403-1906                                                         Bar-S Foods (meat packing
                                                                                 company).

Principal Occupation During Past 5 Years:
Formerly , President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)             Trustee     Since 1998             44         Formerly, member and
One Franklin Parkway,                                                            Chairman of the Board, Sutter
San Mateo, CA 94403-1906                                                         Community Hospitals; member,
                                                                                 Corporate Board, Blue Shield of
                                                                                 California; and Chief Counsel,
                                                                                 California Department of
                                                                                 Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS).
-----------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)           Trustee     Since 1989            140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)             Trustee     Since 1988            108         Director, The California Center
One Franklin Parkway,                                                            for Land Recycling
San Mateo, CA 94403-1906                                                         (redevelopment).

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.
-----------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)             Trustee     Since 1993            139         Director, Martek Biosciences
One Franklin Parkway,                                                            Corporation, WorldCom, Inc.
San Mateo, CA 94403-1906                                                         (communications services),
                                                                                 MedImmune, Inc.
                                                                                 (biotechnology), Overstock.com
                                                                                 (Internet services), and
                                                                                 Spacehab, Inc. (aerospace
                                                                                 services); and formerly,
                                                                                 Chairman, White River
                                                                                 Corporation (financial services)
                                                                                 (until 1998) and Hambrecht &
                                                                                 Quist Group (investment
                                                                                 banking) (until 1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly President, National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                           Number of
                                                                                       Portfolios in Fund
                                                                    Length of           Complex Overseen
Name, Age and Address                           Position            Time Served           by Trustee*     Other Directorships Held
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)                       Director and        Director and               139        None
One Franklin Parkway,                           Trustee             Trustee since
San Mateo, CA 94403-1906                                            1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)                       President and       President                   38        None
One Franklin Parkway,                           Trustee             and Trustee
San Mateo, CA 94403-1906                                            since 1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board,
President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)                   Vice President      Vice                       120        None
One Franklin Parkway,                           and Trustee         President
San Mateo, CA 94403-1906                                            and Trustee
                                                                    since 1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)                Trustee             Since 2001                  27        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz Life
Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing,
Nationwide Financial Services (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                            Vice President      Since 1988                None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                         Vice President      Vice                      None        None
One Franklin Parkway,                           and Chief           President
San Mateo, CA 94403-1906                        Financial           and Chief
                                                Officer             Financial
                                                                    Officer since
                                                                    1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Number of
                                                                                    Portfolios in Fund Other
                                                                   Length of         Complex Overseen  Directorships
Name, Age and Address                         Position             Time Served         by Trustee*     Held
--------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)                            Vice President       Since 2000              None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real
Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
---------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)                         Vice President       Since 2000              None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton
Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)                          Vice President       Since 1988              None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of
Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)                     Treasurer and        Since 1995              None        None
One Franklin Parkway,                         Principal
San Mateo, CA 94403-1906                      Accounting
                                              Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)                        Vice President       Since 2000              None        None
One Franklin Parkway,                         and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment
Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------

 *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
  E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]              One Franklin Parkway
                                                      San Mateo, CA 94403-1906




Annual Report

Franklin Templeton Variable Insurance Products Trust


Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, Inc.

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.


VIP18 A01 02/02            [RECYCLE LOGO] Printed on recycled paper